As filed with the Securities and Exchange Commission on April 27, 2015

Registration No. 333-70850

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 31

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 264

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture III® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 27, 2015

This Prospectus describes interests in VENTURE III® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B1
Active Bond Trust[1]
All Cap Core Trust[1]
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Bond Trust[2]
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Bond Trust[1],2
Core Strategy Trust
Equity-Income Trust
Financial Industries Trust[3]
Franklin Templeton Founding Allocation Trust
Fundamental All Cap Core Trust[1]
Fundamental Large Cap Value Trust1,[4]
Global Bond Trust
Global Trust[1],[5]
Health Sciences Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST
High Yield Trust
International Core Trust
International Equity Index Trust B1
International Growth Stock Trust
International Small Company Trust
International Value Trust
Investment Quality Bond Trust
Lifestyle Aggressive MVP
Lifestyle Aggressive PS Series
Lifestyle Balanced MVP
Lifestyle Balanced PS Series
Lifestyle Conservative MVP
Lifestyle Conservative PS Series
Lifestyle Growth MVP
Lifestyle Growth PS Series
Lifestyle Moderate MVP
Lifestyle Moderate PS Series
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust[1]
Money Market Trust[6]
Real Estate Securities Trust
Real Return Bond Trust[1]

JOHN HANCOCK VARIABLE INSURANCE TRUST
Science & Technology Trust
Short Term Government Income Trust
Small Cap Growth Trust
Small Cap Index Trust[1]
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Income Opportunities Trust[1]
Total Bond Market Trust B
Total Return Trust
Total Stock Market Index Trust[1]
Ultra Short Term Bond Trust
U.S. Equity Trust[1]
Utilities Trust[1]
Value Trust

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund[7]
BlackRock Global Allocation V.I. Fund[7]
BlackRock Value Opportunities V.I. Fund[7]

PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio[1]

[1]	Not available with Venture III® Contracts issued on or after May 1, 2006.
[2]	Successor to Total Return Trust.
[3]	Formerly Financial Services Trust.
[4]	Successor to Fundamental Value Trust.
[5]	Successor to Natural Resources Trust.
[6]	Subject to restrictions (see “V. Description of the Contract – Accumulation Provisions – Purchase Payments”).
[7]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com	30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	P.O. Box 55445 Boston, MA 02205-5445 www.jhannuitiesnewyork.com	30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 551-2078

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on page ii of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

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Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

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John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a

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guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, “purchase” means that you completed an application and we received it before April 4, 2009. In certain instances, your Contract may have a Contract Date after this date.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

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Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

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You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

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Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

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Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

•	Annual Step-Up Death Benefit;

•	Guaranteed Earnings Multiplier Death Benefit; and

•	Triple Protection Death Benefit.

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Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life® 12.08;

•	Income Plus For Life – Joint Life® 12.08;

•	Income Plus For Life® (Quarterly Step-Up Review);

•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);

•	Income Plus For Life® (Annual Step-Up Review);

•	Income Plus For Life – Joint Life® (Annual Step-Up Review);

•	Principal Plus;

•	Principal Plus for Life;

•	Principal Plus for Life Plus Automatic Annual Step-Up;

•	Principal Plus for Life Plus Spousal Protection; and

•	Principal Returns.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life 12.08®.

If you elected to purchase any of these guaranteed minimum withdrawal benefit (“GMWB”) Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix D: Optional Guaranteed Minimum Income Benefits

•	Guaranteed Retirement Income Program – offered by John Hancock USA;

•	Guaranteed Retirement Income Program – offered by John Hancock New York.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax advisor. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

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Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture III® Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Withdrawal Charge
(as percentage of Purchase Payments)[2]
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]

The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

	John Hancock USA	John Hancock New York
Annual Contract Fee	$0	$0

Annual Separate Account Expenses[1]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and expense risks fee[2]	1.25%	1.25%
Distribution fee	0.25%	0.25%
Administration fee- asset based	0.15%	0.15%

Total Annual Separate Account Expenses	1.65%	1.65%
(With No Optional Benefits Reflected)

Optional Benefits
Fees deducted from Separate Account
Optional Annual Step-Up Death Benefit Fee[3]	0.20%	0.20%
Optional Guaranteed Earnings Multiplier Benefit Fee	0.20%	not offered

Total Annual Separate Account Expenses	2.05%	1.85%
(With Annual Step-Up Death Benefit and Guaranteed Earnings Multiplier Benefit fee reflected, as applicable)

Other Fees deducted from Contract Value
Optional Guaranteed Minimum Income Programs Fee[1]
Guaranteed Retirement Income Program II	0.45%	0.45%
Guaranteed Retirement Income Program III	0.50%	not offered
Optional Triple Protection Death Benefit[6]	0.50%	not offered
(as a percentage of Triple Protection Death Benefit)

[1]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of a Contract Owner.
[3]

The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.

[4]

Subject to state availability, John Hancock USA offered the Triple Protection Death Benefit from December 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program II or Guaranteed Retirement Income Program III.

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step- Up Review)[1]	Income Plus For Life – Joint Life® (Annual Step- Up Review) (not available in New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life® 12.08 (issued outside New York)[1]	Income Plus For Life® 12.08 (issued in New York)[1]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[1]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[1]	Principal Plus for Life Plus Automatic Annual Step- Up2	Principal Plus for Life Plus spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]	Principal Returns[6]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.85%	0.80%	0.70%	0.65%	0.40%	0.30%	0.50%

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[1]

The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

[2]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

[3]

The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[4]

The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[5]

The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[6]

The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2014)	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.60%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.60%

[1]

For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

Examples

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

John Hancock USA Venture III® Contracts with optional benefit Riders, issued after May 1, 2006. Example 1 below assumes that you invest $10,000 in a Contract issued after January 17, 2008 with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 2 below assumes that you invest $10,000 in a Contract issued after July 17, 2006 with the Annual Step Death Benefit and Principal Plus for Life – Plus Automatic Annual Step-Up optional Riders. Example 3 assumes that you invest $10,000 in a Contract issued between May 1, 2006 and July 16, 2006 with the Annual Step Death Benefit and Principal Plus for Life optional Riders. The examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,025	$1,821	$2,466	$5,126
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$476	$1,454	$2,466	$5,126

Example 2. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,022	$1,807	$2,432	$5,008
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$473	$1,440	$2,432	$5,008

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Example 3. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$975	$1,668	$2,190	$4,521
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$426	$1,297	$2,190	$4,521

John Hancock USA Venture III® Contracts with optional benefit Riders, issued prior to May 1, 2006. Example 4 below assumes that you invest $10,000 in a Contract issued between December 8, 2003 and April 30, 2006 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit, and Principal Plus for Life optional Riders. Example 5 assumes that you invest $10,000 in a Contract issued between May 13, 2002 and December 7, 2003 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit and Guaranteed Retirement Income Program II optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 4. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$993	$1,723	$2,283	$4,689
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$446	$1,354	$2,283	$4,689

Example 5. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$967	$1,646	$2,152	$4,442
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$420	$1,275	$2,152	$4,442

John Hancock USA Venture III® Contracts with no optional benefit Riders. The following example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios that are available to such Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 6. Minimum Portfolio operating expenses – John Hancock USA Contract with no optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$775	$1,066	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

John Hancock New York Venture III® Contracts with optional benefits. Example 9 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 10 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Principal Plus for Life – Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 7. Maximum Portfolio operating expenses – John Hancock New York Contract with optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,025	$1,821	$2,466	$5,126
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$476	$1,454	$2,466	$5,126

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Example 8. Maximum Portfolio operating expenses – John Hancock New York Contract with optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,022	$1,807	$2,432	$5,008
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$473	$1,440	$2,432	$5,008

John Hancock New York Venture III® Contracts with previously-offered optional benefits. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and the Guaranteed Retirement Income Program II optional benefit Rider. This example also assumes that your Contract has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 9. Maximum Portfolio operating expenses – John Hancock New York Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$930	$1,536	$1,969	$4,116
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$380	$1,161	$1,969	$4,116

John Hancock New York Venture III® Contracts with no optional benefits The next example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 10. Minimum Portfolio operating expenses – John Hancock New York Contract with no optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$775	$1,066	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders.

Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or

15

(in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or

•	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or

•

(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Basic Value V.I. Fund,” the “BlackRock Value Opportunities V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction Costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

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The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Moderate MVP, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series, and the PIMCO VIT All Asset Portfolio is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

17

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)
American Asset Allocation Trust Series II	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Global Growth Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world that have potential for growth.

American Growth Trust Series II	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust Series II	Seeks to provide growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American International Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

Declaration Management & Research LLC
Total Bond Market Trust B Series II	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust Series I, II	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2] Series I, II	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

Dimensional Fund Advisors LP
International Small Company Trust Series I, II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[3]
Small Cap Opportunities Trust Series I, II	Seeks long-term capital appreciation. To do this, the portion of the Portfolio’s net assets managed by Invesco is invested in at least 80% equity securities of small-capitalization companies, and the portion of the Portfolio’s net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust Series I, II	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

U.S. Equity Trust Series I, II	Seeks long term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities intended to provide higher returns than the Russell 3000 Index.[4]

19

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Invesco Advisers, Inc.
International Growth Stock Trust Series II	Seeks long term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in stocks of any market capitalization and focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market.

Value Trust Series I, II	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio, invests at least 65% of its total assets in equity securities that are believed to be undervalued relative to the stock market in general.

Jennison Associates LLC
Capital Appreciation Trust Series I, II	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust Series II	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Financial Industries Trust (formerly Financial Services Trust) Series I, II	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

Franklin Templeton Founding Allocation Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Fundamental All Cap Core Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.

Fundamental Large Cap Value Trust (successor to Fundamental Value Trust) Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.[4]

20

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (cont.)
Short Term Government Income Trust Series I, II	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Strategic Income Opportunities Trust Series I, II	Seeks a high level of current income. To do this, the Portfolio invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds.

Ultra Short Term Bond Trust Series II

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B Series I, II	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[5] and securities that as a group will behave in a manner similar to the index.

Mid Cap Index Trust Series I, II	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400® Index[5] and securities that as a group behave in a manner similar to the index.

21

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Money Market Trust Series I, II

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

Small Cap Index Trust Series I, II	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[4] and securities that will as a group behave in a manner similar to the index.

Total Stock Market Index Trust Series I, II	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[6] and securities that as a group will behave in a manner similar to the index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Strategy Trust Series II	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

22

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Aggressive MVP Series I, II	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 100%.

Lifestyle Aggressive PS Series Series I, II	Seeks long-term growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and up to 10% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include exchange-traded funds (“ETFs”) and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Balanced MVP Series I, II	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

23

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Balanced PS Series Series I, II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP Series I, II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Conservative PS Series Series I, II	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets, and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

24

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Growth MVP Series I, II	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series Series I, II	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP Series I, II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

25

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Moderate PS Series Series I, II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Massachusetts Financial Services Company
Utilities Trust Series I, II	Seeks capital growth and current income. To do this, the Portfolio invests at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

Pacific Investment Management Company LLC
Global Bond Trust Series I, II	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Real Return Bond Trust Series II	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives.

QS Investors, LLC
All Cap Core Trust Series I, II	Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), of those included in the Russell 3000 Index.[4]

SSgA Funds Management, Inc.
International Equity Index Trust B Series I, II	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[7] or American Depository Receipts or Global Depository Receipts representing such securities.

26

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[8]
Science & Technology Trust Series I, II	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust Series I, II	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation Value Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio’s assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures and options. The Portfolio may invest up to 20% of its total assets in foreign securities.

Equity-Income Trust Series I, II	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Health Sciences Trust Series I, II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

Mid Value Trust Series I, II	Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Small Company Value Trust Series I, II	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

27

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Templeton Global Advisors Limited
Global Trust (successor to Natural Resources Trust) Series I, II	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC
International Value Trust[9] Series I, II	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

Wellington Management Company, LLP
Core Allocation Plus Trust Series I, II	Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S.

Investment Quality Bond Trust Series I, II	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust Series I, II	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Small Cap Growth Trust Series I, II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Wells Capital Management, Incorporated
Core Bond Trust (successor to Total Return Trust) Series I, II	Seeks total return consisting of income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Western Asset Management Company
High Yield Trust[10] Series I, II	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

28

BLACKROCK VARIABLE SERIES FUNDS, INC.[11] We show the Portfolio’s manager in bold above the name of the Portfolio.

BlackRock Investment Management, LLC
BlackRock Basic Value V. I. Fund[12] Series II	Seeks capital appreciation and, secondarily, income.

BlackRock Value Opportunities V. I. Fund[12] Series II	Seeks long-term growth of capital.

BlackRock Investment Management, LLC and BlackRock International Limited
BlackRock Global Allocation V. I. Fund13 Series II	Seeks high total investment return.

PIMCO VARIABLE INSURANCE TRUST We show the Portfolio’s manager in bold above the name of the Portfolio.

Pacific Investment Management Company
PIMCO VIT All Asset Portfolio Class M	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[3]

The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[4]

“Russell 3000,” “Russell 2000,” “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the Russell 3000® Index ranged from $21 million to $748 billion, and the Russell 2000® Index ranged from $21 million to $10.3 billion. As of February 28, 2015, the lowest market capitalization of companies included in the Russell 1000® Value Index was $4.3 billion, and as of February 28, 2015, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $244.21 million to $34.7 billion.

[5]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the S&P 500® Index ranged from $3 billion to $753.4 billion, and as of February 28, 2015, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $1 billion to $16.7 billion.

[6]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1.0 million to $753.4 billion.

[7]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalization range of the Index was $306 million to $253 billion.

[8]

The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[9]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.
[10]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[11]	Not available to Contracts issued on or after January 28, 2002.
[12]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[13]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

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Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.

•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

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Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.

•

(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;

•	no automatic withdrawal program from your Contract is in effect; and

•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax advisor for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two year period is less than $2,000.

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As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or

•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

You designate how your Purchase Payments are to be allocated among the Investment Options.

You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

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Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive

34

short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly. All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make

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Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing Program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any Unpaid Loans (including unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

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There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

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Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During the Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Amount of Death Benefit. The death benefit under the Contracts is the greater of:

•	the Contract Value; or

•	the Minimum Death Benefit.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix B: “Optional Enhanced Death Benefits”).

Minimum Death Benefit. We determine the minimum death benefit as follows: minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with withdrawals.

We reduce the minimum death benefit proportionally in connection with withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner’s spouse.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., “Nonqualified Contracts.” Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

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We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving Spouse (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning Spousal transfers of ownership.)

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A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Guaranteed Earnings Multiplier Death Benefit (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier was available only at Contract issue and cannot be revoked once elected.

Triple Protection Death Benefit (Not available in New York and Washington). John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

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A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

•	the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and

•

the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

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Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing

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thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:

•

you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or

•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was

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determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

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Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

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Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor in a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

A one-year Fixed Investment Option was offered to John Hancock USA Contracts issued prior to January 22, 2002. However, you may no longer make Additional Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your John Hancock USA Contract on or after January 22, 2002, you may not make Additional Purchase Payments or transfers to the one-year Fixed Investment Option.

A one-year Fixed Investment Option was offered to John Hancock New York Contracts issued prior to March 2003.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period (when available). You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

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If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and/or Appendix D: “Optional Guaranteed Minimum Income Benefit(s).”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) certain other “free Withdrawal Amounts,” described below; or (iii) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below. Withdrawals from the Fixed Investment Option may be subject to a market value charge.

We do not impose a withdrawal charge on amounts allocated to any “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

Withdrawal Charge

(as percentage of Purchase Payments)

First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of the Investment Account less any applicable withdrawal charge.

How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, any Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

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There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Venture III Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2006. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). You should consult with your own qualified tax advisor before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

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Distribution Fee

A daily charge at an annual effective rate of 0.25% of the value of each corresponding Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect to result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

•	We consider the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

•	There may be other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determine that there would be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

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the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in

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the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no

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comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-

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month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as

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described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax,

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you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By

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maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

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You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

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If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans Under Section 403(B) Of The Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to January 1, 2009,

•	Your Contract does not contain a GMWB Rider,

•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,

•	The retirement plan is not subject to Title 1 of ERISA, and

•	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

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Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we

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made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2013, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2014 and 2013, and its Separate Account financial statements for the year ended December 31, 2014 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2014, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

Example 1 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

Contract	Hypothetical	Free Withdrawal	Payments	Withdrawal Charge
Year	Contract Value	Amount	Liquidated	Percent	Amount
1	$55,000	$5,000 [1]	$50,000	6%	$3,000
2	50,500	5,000[2]	45,500	5%	2,275
3	35,000	5,000[3]	45,000	4%	1,200
4	70,000	20,000 [4]	50,000	0%	0

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

[1]

In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).

[2]

In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).

[3]

In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 – $5,000).

[4]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

Example 2 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

Hypothetical	Withdrawal	Free Withdrawal	Payments	Withdrawal Charge
Contract Value	Requested	Amount	Liquidated	Percent	Amount
$65,000	$2,000	$15,000[1]	$0	5%	$0
49,000	5,000	3,000 [2]	2,000	5%	100
52,000	7,000	4,000 [3]	3,000	5%	150
44,000	8,000	0[4]	8,000	5%	400

[1]

For the first example, the accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

[2]

The Contract has negative accumulate earnings ($49,000 – $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

[3]

The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

[4]

The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

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Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture III® Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Annual Step-Up Death Benefit

2.	Guaranteed Earnings Multiplier Death Benefit – Not offered in New York or Washington

3.	Triple Protection Death Benefit – Not offered in New York or Washington.

Annual Step-Up Death Benefit

If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-Up Death Benefit Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, we will pay an “Annual Step-Up Benefit” to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-Up Death Benefit is the greatest “Anniversary Value” after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, minus amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner’s death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death in the determination of the Annual Step-Up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner’s death.

Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.

The continuation of the optional Annual Step-Up Death Benefit to an existing Contract for a surviving spouse may not always be in your interest since an additional fee is imposed for this benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

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Guaranteed Earnings Multiplier

(Not available in New York and Washington)

If you elected the optional Guaranteed Earnings Multiplier benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of certain Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Guaranteed Earnings Multiplier benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects to continue the Contract, the Guaranteed Earnings Multiplier will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving Spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the Guaranteed Earnings Multiplier benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier. The Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.

Triple Protection Death Benefit

(Not available in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an “‘Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:

•	the Contract Value;

•	the Return of Purchase Payments Death Benefit Factor*;

•	the Annual Step-Up Death Benefit Factor*; or

•	the Graded Death Benefit Factor*.

*	defined below

We deduct any Debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the “‘Enhanced Earnings Death Benefit’ Factor” is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of

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the Triple Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, “Earnings” is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.

•	“Earnings” are equal to $175,000 minus $150,000, or $25,000.

•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.

Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

(1)	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

[1]

If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2)	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract

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Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of the Triple Protection Death Benefit. We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:

•	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.

•

In determining the Enhanced Earnings Death Benefit Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

•

In determining other elements of the death benefit calculation (described above as the Return of Purchase Payments Death Benefit Factor, the Annual Step-Up Death Benefit Factor, and the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Investment Options. We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed on the Triple Protection Death Benefit Rider.

Termination of the Triple Protection Death Benefit Rider. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;

•	the Maturity Date; or

•

the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Determination of the Triple Protection Death Benefit Fee. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

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Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

•	Income Plus For Life® 12.08 Series:

¡	Income Plus For Life® 12.08

¡	Income Plus For Life – Joint Life® 12.08

•	Income Plus For Life® (Quarterly Step-Up Review) Series

¡	Income Plus For Life® (Quarterly Step-Up Review)

¡	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)

•	Income Plus For Life® (Annual Step-Up Review) Series*

¡	Income Plus For Life® (Annual Step-Up Review)

¡	Income Plus For Life – Joint Life® (Annual Step-Up Review)

*	The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

•	Principal Plus for Life

•	Principal Plus for Life Plus Automatic Annual Step-Up

•	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the “Features” section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” (a “Spouse”) under state law to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

•	both Spouses must be named as co-Owners of the Contract; or

•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

•	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Guaranteed Minimum Withdrawal Benefit Rider. You could only purchase a Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option begins; or

•	at full surrender of the Contract; or

•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or

•

(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•

(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

•

(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment restrictions to Qualified Contracts.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

•	Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,

•	no automatic withdrawal program from your Contract is in effect, and

•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or

•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or

•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or

•

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

•

if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Core Strategy Trust

•	Lifestyle Balanced MVP

•	Lifestyle Balanced PS Series

•	Lifestyle Conservative MVP

•	Lifestyle Conservative PS Series

•	Lifestyle Growth MVP

•	Lifestyle Growth PS Series

•	Lifestyle Moderate MVP

•	Lifestyle Moderate PS Series

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust

•	Capital Appreciation Value Trust

•	Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns)

•	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced PS Series Global Bond Trust
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Bond Trust High Yield Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced MVP Global Bond Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity-Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity-Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract–Pay-out Period Provisions”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and

•	you reduce the Contract Value available for annuitization.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life® 12.08) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in NY).

•

(for Income Plus For Life – Joint Life® 12.08) both you and your spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 12.08) turns age 59 1/2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect. Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® 12.08 – 5%

•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1/2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase

Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 12.08:

1. Not the Covered Person	•	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

	•	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

	•	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.

2. The Covered Person	•	ends without any further benefit.
State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or

•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•

the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•

(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Quarterly Step-Up Review) – 5%

•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the “Target Amount” (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

•

200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or

•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and

•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or

•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375. Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):

1. Not the Covered Person	•	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

	•	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

	•	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	•	ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•

(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

•

(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

•

(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Annual Step-Up Review) – 5%

•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:

¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;

¡	6% for Riders purchased before January 17, 2008 or in New York.

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider, or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•

any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or

•

you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

¡	the Excess Withdrawal amount; divided by

¡	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year;

•	there were no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):

1. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	•	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

	•	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

	•	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	•	may continue in the same manner as 1.
	•	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
•

does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s Spouse	•	ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	•	ends without any further benefit.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving

Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	the death or removal of the Covered Person; or

•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or

•

(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

•

(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%

•	Principal Plus for Life – 5.00%

•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

•	Principal Plus for Life Plus Spousal Protection – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

•	in the case of the Lifetime Income Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.

•	initial Credit Period

¡	(for Principal Plus) – the first 5 Contract Years.

¡

(for Principal Plus for Life Series Riders issued prior to May 1, 2007) – the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.

¡	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.

•

extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•

by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise

•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

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At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and

•	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th,etc.), up to and including the 30th Contract Anniversary.

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(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th, etc.), up to and including the 30th Contract Anniversary.

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(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

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(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or

•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or

•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals - Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

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You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

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You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

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We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.

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After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Beneficiary is:		Then PRINCIPAL PLUS:

1. The deceased Owner’s Spouse	•	Continues if the Benefit Base is greater than zero.

	•	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

	•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

	•	Continues to impose the Principal Plus fee.

	•	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2. Not the deceased Owner’s Spouse	•	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:

1. The Covered Person and the Beneficiary is the deceased Owner’s Spouse	•	Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

	•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.

	•	Continues to impose the Principal Plus for Life fee.

	•	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	•	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	•	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:

4. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	•	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

	•	In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider continues. We continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we increase the Contract Value to equal the amount of the death benefit (but do not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider continues in effect, and we base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

•	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;

•

no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

•

based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider continues if the death benefit or the Benefit Base is greater than zero at the time. We step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider does not continue to provide for any remaining Credits or Step-Ups, and does not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee continues (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider enters its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there is no impact on the guarantees provided by the Rider in most cases; and

•

if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	under Principal Plus, the date the Benefit Base depletes to zero; or

•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

•	under Principal Plus, the Maturity Date under the Contract; or

•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.

We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or

•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.

•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.

•

Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

•	Continues to impose the Rider fee.

•

Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

•

Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	the date the Benefit Base and the Contract Value both deplete to zero; or

•	the date an Annuity Option under the Contract begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Appendix D: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture III® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have been available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

Guaranteed Retirement Income Program II

Guaranteed Retirement Income Program III

John Hancock New York

Guaranteed Retirement Income Program I

Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by the Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Program. Two versions of the Guaranteed Retirement Income Program were offered with John Hancock USA Contracts. Guaranteed Retirement Income Program II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). Any differences between Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program II Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is age 75 or younger at issue, and 4% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

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Guaranteed Retirement Income Program III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is age 75 or younger at issue, and 3% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s 81st birthday. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Program II Income Base Reductions: Withdrawals reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Program III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal; and (ii) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-out Period Provisions – Annuity Options” in “V. Description of the Contract”).

Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain – Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise the Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%

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If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that because (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that these Riders guarantee may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Program. Two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

Exercise of Guaranteed Retirement Income Program. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

D-3

Growth Factor Income Base (Guaranteed Retirement Income Program II only).

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-out Period Provisions – Annuity Options”).

Life Annuity with a 10-Year Period Certain.

Joint and Survivor Life Annuity with a 10-Year Period Certain – (availability may vary by state).

Joint and Survivor Life Annuity with a 20-Year Period Certain – (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise the Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Benefit I	0.30%
Guaranteed Retirement Income Benefit II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

D-4

Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

You should consider that since (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that these Riders guarantee may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

D-5

Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

•	Venture III® Contracts with no optional benefit Riders;

•	Venture III® Contracts with the Annual Step-Up Death Benefit optional benefit Rider;

•	Venture III® Contracts with the Guaranteed Earnings Multiplier optional benefit Rider; and

•	Venture III® Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.

Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus For Life® Series, Income Plus For Life – Joint Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture III Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture III Variable Annuity

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	10.352	10.361	9.193	7.433	12.035	11.664	10.288	10.029
Value at End of Year	—	—	—	10.352	10.361	9.193	7.433	12.035	11.664	10.288
Venture III No. of Units	—	—	—	136,896	156,604	171,085	214,679	258,565	327,902	450,422
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	12.583	12.600	11.185	9.048	14.658	14.214	12.543	12.233
Value at End of Year	—	—	—	12.583	12.600	11.185	9.048	14.658	14.214	12.543
Venture III No. of Units	—	—	—	190,110	186,384	201,459	233,325	326,414	447,985	522,464
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	12.388	12.423	11.045	8.948	14.517	14.099	12.461	12.171
Value at End of Year	—	—	—	12.388	12.423	11.045	8.948	14.517	14.099	12.461
Venture III No. of Units	—	—	—	12,328	12,478	12,521	15,341	16,044	20,295	22,129
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	12.323	12.365	10.998	8.915	14.471	14.061	12.433	12.150
Value at End of Year	—	—	—	12.323	12.365	10.998	8.915	14.471	14.061	12.433
Venture III No. of Units	—	—	—	24,930	26,917	35,163	42,572	54,783	89,326	115,214
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.362	13.399	11.920	9.649	15.671	15.214	13.442	13.125
Value at End of Year	—	—	—	13.362	13.399	11.920	9.649	15.671	15.214	13.442
Venture III No. of Units	—	—	—	577,291	575,646	620,903	756,838	906,661	1,387,629	1,824,433
NY Venture III No. of Units	—	—	—	81,309	93,343	98,790	122,441	148,939	185,284	246,021
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	14.073	14.120	12.567	10.178	16.538	16.064	14.200	13.872
Value at End of Year	—	—	—	14.073	14.120	12.567	10.178	16.538	16.064	14.200
Venture III No. of Units	—	—	—	349,682	408,089	448,910	494,673	763,379	1,019,553	1,839,123
NY Venture III No. of Units	—	—	—	74,609	82,125	85,990	73,977	109,086	133,285	177,509
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	13.871	13.938	12.423	10.077	16.399	15.953	14.123	13.817
Value at End of Year	—	—	—	13.871	13.938	12.423	10.077	16.399	15.953	14.123
Venture III No. of Units	—	—	—	451,473	481,714	514,889	515,067	724,233	885,566	1,032,338
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.804	13.878	12.376	10.043	16.353	15.916	14.097	13.799
Value at End of Year	—	—	—	13.804	13.878	12.376	10.043	16.353	15.916	14.097
Venture III No. of Units	—	—	—	54,214	52,205	59,591	61,930	68,722	87,546	183,646
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	15.890	15.999	14.289	11.613	18.937	18.459	16.374	16.052
Value at End of Year	—	—	—	15.890	15.999	14.289	11.613	18.937	18.459	16.374
Venture III No. of Units	—	—	—	14,120	11,482	16,761	17,078	19,423	24,909	28,340
500 Index Trust B - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.400	12.628	12.500	—	—	—	—	—	—	—
Value at End of Year	18.281	16.400	12.628	—	—	—	—	—	—	—
Venture III No. of Units	100,251	106,462	119,981	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	16.390	12.627	12.500	—	—	—	—	—	—	—
Value at End of Year	18.261	16.390	12.627	—	—	—	—	—	—	—
Venture III No. of Units	153,256	113,180	121,984	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.361	12.624	12.500	—	—	—	—	—	—	—
Value at End of Year	18.202	16.361	12.624	—	—	—	—	—	—	—
Venture III No. of Units	19,158	19,253	19,329	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.352	12.623	12.500	—	—	—	—	—	—	—
Value at End of Year	18.183	16.352	12.623	—	—	—	—	—	—	—
Venture III No. of Units	38,350	19,926	20,708	—	—	—	—	—	—	—
500 Index Trust B - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	16.358	12.628	12.500	—	—	—	—	—	—	—
Value at End of Year	18.207	16.358	12.628	—	—	—	—	—	—	—
Venture III No. of Units	404,487	469,834	511,362	—	—	—	—	—	—	—
NY Venture III No. of Units	67,273	61,949	99,388	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.349	12.627	12.500	—	—	—	—	—	—	—
Value at End of Year	18.187	16.349	12.627	—	—	—	—	—	—	—
Venture III No. of Units	294,634	287,568	334,298	—	—	—	—	—	—	—
NY Venture III No. of Units	56,988	75,934	83,894	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.320	12.624	12.500	—	—	—	—	—	—	—
Value at End of Year	18.128	16.320	12.624	—	—	—	—	—	—	—
Venture III No. of Units	488,846	458,333	521,646	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.311	12.623	12.500	—	—	—	—	—	—	—
Value at End of Year	18.109	16.311	12.623	—	—	—	—	—	—	—
Venture III No. of Units	45,045	43,438	61,823	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.282	12.620	12.500	—	—	—	—	—	—	—
Value at End of Year	18.050	16.282	12.620	—	—	—	—	—	—	—
Venture III No. of Units	50,471	40,398	19,166	—	—	—	—	—	—	—
Active Bond Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.685	17.936	16.622	15.970	14.261	11.616	13.201	12.900	12.559	12.500
Value at End of Year	18.581	17.685	17.936	16.622	15.970	14.261	11.616	13.201	12.900	12.559
Venture III No. of Units	39,245	39,642	44,482	59,074	73,976	81,973	114,249	148,486	177,361	207,281
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.609	17.867	16.567	15.925	14.227	11.595	13.184	12.889	12.555	12.500
Value at End of Year	18.491	17.609	17.867	16.567	15.925	14.227	11.595	13.184	12.889	12.555
Venture III No. of Units	81,814	44,932	52,029	62,743	67,384	74,517	78,355	99,637	124,784	167,286
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.402	—	—	15.790	14.128	11.531	13.131	12.857	12.542	12.500
Value at End of Year	18.225	—	—	16.402	15.790	14.128	11.531	13.131	12.857	12.542
Venture III No. of Units	153	—	—	674	732	725	646	1,629	2,319	4,069
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.306	17.595	16.347	15.745	14.095	11.510	13.113	12.846	12.538	12.500
Value at End of Year	18.137	17.306	17.595	16.347	15.745	14.095	11.510	13.113	12.846	12.538
Venture III No. of Units	6,136	4,518	6,011	6,309	9,936	9,917	10,541	17,166	26,298	48,888
Active Bond Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	17.393	17.674	16.414	15.787	14.115	11.537	13.127	12.861	12.546	12.500
Value at End of Year	18.236	17.393	17.674	16.414	15.787	14.115	11.537	13.127	12.861	12.546
Venture III No. of Units	3,157,624	3,781,604	3,956,727	4,477,825	5,758,177	6,694,040	7,098,419	12,232,272	13,884,505	14,310,227
NY Venture III No. of Units	276,216	314,846	330,624	358,360	428,311	484,964	516,208	926,701	945,205	934,643
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.317	17.606	16.359	15.742	14.082	11.515	13.110	12.850	12.542	12.500
Value at End of Year	18.148	17.317	17.606	16.359	15.742	14.082	11.515	13.110	12.850	12.542
Venture III No. of Units	71,667	65,738	70,263	100,638	124,051	132,427	145,850	201,457	277,789	419,575
NY Venture III No. of Units	355,714	421,557	422,064	478,070	665,000	738,700	754,740	1,194,474	1,250,322	1,290,676
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.093	17.405	16.196	15.609	13.983	11.452	13.057	12.818	12.529	12.500
Value at End of Year	17.886	17.093	17.405	16.196	15.609	13.983	11.452	13.057	12.818	12.529
Venture III No. of Units	1,924,019	2,217,666	2,386,407	2,776,969	3,621,933	4,088,133	4,274,570	7,213,145	8,286,650	8,618,280

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.019	17.338	16.142	15.564	13.951	11.431	13.040	12.807	12.525	12.500
Value at End of Year	17.800	17.019	17.338	16.142	15.564	13.951	11.431	13.040	12.807	12.525
Venture III No. of Units	9,912	10,338	20,048	25,131	29,813	35,723	33,449	54,416	67,023	74,129
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.799	17.140	15.981	15.432	13.853	11.368	12.988	12.775	12.513	12.500
Value at End of Year	17.543	16.799	17.140	15.981	15.432	13.853	11.368	12.988	12.775	12.513
Venture III No. of Units	136,821	176,127	198,808	256,691	314,157	317,387	379,267	542,711	585,001	517,554
All Cap Core Trust (formerly Growth Trust) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	25.579	19.359	16.885	17.095	15.375	12.167	20.491	20.293	17.978	16.755
Value at End of Year	27.586	25.579	19.359	16.885	17.095	15.375	12.167	20.491	20.293	17.978
Venture III No. of Units	5,277	7,027	7,486	9,177	11,084	17,050	21,403	22,496	33,421	40,652
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.342	14.646	12.781	12.947	11.650	9.224	15.541	15.399	13.649	12.727
Value at End of Year	20.850	19.342	14.646	12.781	12.947	11.650	9.224	15.541	15.399	13.649
Venture III No. of Units	4,094	4,472	6,227	8,685	10,885	11,458	31,234	36,863	59,893	68,812
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	15.392	15.274	13.559	12.662
Value at End of Year	—	—	—	—	—	—	9.122	15.392	15.274	13.559
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.867	14.315	12.517	12.705	11.455	9.088	15.343	15.233	13.529	12.640
Value at End of Year	20.297	18.867	14.315	12.517	12.705	11.455	9.088	15.343	15.233	13.529
Venture III No. of Units	1,708	2,123	2,287	2,240	3,401	5,459	5,486	5,603	8,014	55,974
All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.757	15.743	13.754	13.962	12.582	9.973	16.830	16.708	14.828	13.843
Value at End of Year	22.349	20.757	15.743	13.754	13.962	12.582	9.973	16.830	16.708	14.828
Venture III No. of Units	15,363	19,430	28,352	30,095	39,349	46,792	55,194	72,914	88,982	145,995
NY Venture III No. of Units	729	734	738	744	3,464	3,568	3,666	4,134	4,670	6,072
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	23.120	17.544	15.334	15.575	14.042	11.136	18.802	18.675	16.582	15.489
Value at End of Year	24.880	23.120	17.544	15.334	15.575	14.042	11.136	18.802	18.675	16.582
Venture III No. of Units	11,081	22,639	27,520	34,337	37,395	39,206	44,356	53,022	76,288	98,547
NY Venture III No. of Units	5,271	22,407	5,652	6,327	6,448	6,570	7,368	9,020	28,512	32,954
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	22.720	17.266	15.114	15.374	13.882	11.026	18.643	18.545	16.492	15.427
Value at End of Year	24.412	22.720	17.266	15.114	15.374	13.882	11.026	18.643	18.545	16.492
Venture III No. of Units	7,527	14,111	10,100	9,116	10,775	11,722	12,544	21,189	32,565	28,697
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.588	17.174	15.042	15.308	13.829	10.989	18.591	18.503	16.462	15.407
Value at End of Year	24.259	22.588	17.174	15.042	15.308	13.829	10.989	18.591	18.503	16.462
Venture III No. of Units	2,669	4,672	2,154	5,138	7,228	7,328	8,217	8,151	8,392	14,319
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.036	19.064	16.722	17.044	15.420	12.272	20.792	20.725	18.467	17.309
Value at End of Year	26.848	25.036	19.064	16.722	17.044	15.420	12.272	20.792	20.725	18.467
Venture III No. of Units	1,235	7,982	1,243	1,233	3,109	3,783	3,852	4,766	6,517	6,049
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	12.377	21.675	19.667	18.760	17.498
Value at End of Year	—	—	—	—	—	14.742	12.377	21.675	19.667	18.760
Venture III No. of Units	—	—	—	—	—	36,722	48,903	55,334	72,572	89,514
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	8.135	14.253	12.939	12.348	11.524
Value at End of Year	—	—	—	—	—	9.684	8.135	14.253	12.939	12.348
Venture III No. of Units	—	—	—	—	—	53,653	77,877	90,346	113,486	145,664

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	8.045	14.117	12.834	12.267	11.465
Value at End of Year	—	—	—	—	—	9.563	8.045	14.117	12.834	12.267
Venture III No. of Units	—	—	—	—	—	808	795	1,894	1,915	9,014
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	8.015	14.071	12.800	12.240	11.445
Value at End of Year	—	—	—	—	—	9.522	8.015	14.071	12.800	12.240
Venture III No. of Units	—	—	—	—	—	20,752	20,434	22,793	31,673	52,140
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	8.797	15.437	14.035	13.420	12.543
Value at End of Year	—	—	—	—	—	10.459	8.797	15.437	14.035	13.420
Venture III No. of Units	—	—	—	—	—	208,245	236,824	323,710	366,344	434,770
NY Venture III No. of Units	—	—	—	—	—	22,403	28,849	33,727	36,804	34,207
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	9.297	16.322	14.847	14.204	13.282
Value at End of Year	—	—	—	—	—	11.047	9.297	16.322	14.847	14.204
Venture III No. of Units	—	—	—	—	—	86,539	108,285	151,984	193,883	297,339
NY Venture III No. of Units	—	—	—	—	—	21,368	22,539	31,034	63,471	127,457
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	9.204	16.184	14.744	14.126	13.229
Value at End of Year	—	—	—	—	—	10.921	9.204	16.184	14.744	14.126
Venture III No. of Units	—	—	—	—	—	55,660	66,213	87,576	131,885	169,488
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	9.174	16.139	14.710	14.101	13.212
Value at End of Year	—	—	—	—	—	10.880	9.174	16.139	14.710	14.101
Venture III No. of Units	—	—	—	—	—	12,473	14,296	16,561	24,967	34,839
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	10.762	18.961	17.309	16.617	15.592
Value at End of Year	—	—	—	—	—	12.744	10.762	18.961	17.309	16.617
Venture III No. of Units	—	—	—	—	—	12,209	13,988	13,932	14,486	14,715
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	17.788	16.300	17.298	14.858	11.931	17.032	15.986	14.291	13.744
Value at End of Year	—	—	17.788	16.300	17.298	14.858	11.931	17.032	15.986	14.291
Venture III No. of Units	—	—	46,956	50,191	62,387	63,849	85,247	102,778	133,764	145,087
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	17.804	16.323	17.331	14.894	11.965	17.090	16.048	14.354	13.811
Value at End of Year	—	—	17.804	16.323	17.331	14.894	11.965	17.090	16.048	14.354
Venture III No. of Units	—	—	22,517	25,034	34,349	41,005	48,357	59,248	80,515	124,010
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	17.501	16.070	17.087	14.707	11.833	16.927	15.919	14.260	13.740
Value at End of Year	—	—	17.501	16.070	17.087	14.707	11.833	16.927	15.919	14.260
Venture III No. of Units	—	—	715	1,212	1,215	1,219	1,223	2,312	3,429	3,494
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	17.402	15.986	17.007	14.645	11.789	16.872	15.876	14.228	13.717
Value at End of Year	—	—	17.402	15.986	17.007	14.645	11.789	16.872	15.876	14.228
Venture III No. of Units	—	—	16,008	17,392	22,351	29,477	35,098	37,166	43,047	47,104
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	17.469	16.055	17.074	14.693	11.817	16.891	15.895	14.233	13.726
Value at End of Year	—	—	17.469	16.055	17.074	14.693	11.817	16.891	15.895	14.233
Venture III No. of Units	—	—	226,097	264,574	302,002	342,402	395,827	538,429	813,538	942,064
NY Venture III No. of Units	—	—	35,152	51,811	44,973	50,414	63,658	69,915	85,380	73,911
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	18.928	17.405	18.519	15.945	12.830	18.348	17.275	15.476	14.932
Value at End of Year	—	—	18.928	17.405	18.519	15.945	12.830	18.348	17.275	15.476
Venture III No. of Units	—	—	59,803	58,705	71,719	91,219	102,850	162,389	244,765	381,046
NY Venture III No. of Units	—	—	40,963	48,062	49,721	52,967	59,349	80,712	127,680	191,896

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	18.628	17.155	18.281	15.763	12.703	18.193	17.155	15.392	14.873
Value at End of Year	—	—	18.628	17.155	18.281	15.763	12.703	18.193	17.155	15.392
Venture III No. of Units	—	—	219,249	241,821	270,349	296,502	339,321	427,136	627,264	679,789
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	18.529	17.073	18.202	15.703	12.661	18.142	17.116	15.364	14.854
Value at End of Year	—	—	18.529	17.073	18.202	15.703	12.661	18.142	17.116	15.364
Venture III No. of Units	—	—	9,013	9,443	12,549	14,102	16,257	22,477	32,208	58,565
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	21.262	19.620	20.950	18.101	14.616	20.975	19.818	17.817	17.251
Value at End of Year	—	—	21.262	19.620	20.950	18.101	14.616	20.975	19.818	17.817
Venture III No. of Units	—	—	25,712	28,150	30,928	39,367	40,169	43,257	61,793	73,169
American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	15.828	13.051	11.462	11.547	10.476	12.500	—	—	—	—
Value at End of Year	16.354	15.828	13.051	11.462	11.547	10.476	—	—	—	—
Venture III No. of Units	113,877	126,746	144,743	172,265	186,975	208,163	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	15.775	13.014	11.436	11.526	10.462	12.500	—	—	—	—
Value at End of Year	16.292	15.775	13.014	11.436	11.526	10.462	—	—	—	—
Venture III No. of Units	96,479	104,603	111,988	147,045	186,959	210,777	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	11.463	10.420	12.500	—	—	—	—
Value at End of Year	—	—	—	11.356	11.463	10.420	—	—	—	—
Venture III No. of Units	—	—	—	105	105	105	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.566	12.867	11.329	11.442	10.406	12.500	—	—	—	—
Value at End of Year	16.044	15.566	12.867	11.329	11.442	10.406	—	—	—	—
Venture III No. of Units	74,290	49,600	44,094	51,276	62,703	64,334	—	—	—	—
American Asset Allocation Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.716	12.976	11.424	11.515	10.461	8.628	12.501	12.500	—	—
Value at End of Year	16.215	15.716	12.976	11.424	11.515	10.461	8.628	12.501	—	—
Venture III No. of Units	20,151,537	23,487,234	27,017,633	31,272,422	35,448,701	38,231,850	29,305,892	12,566,264	—	—
NY Venture III No. of Units	1,147,089	1,364,744	1,596,697	1,793,998	2,013,429	2,191,688	1,874,834	819,202	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.664	12.939	11.397	11.494	10.447	8.620	12.497	12.500	—	—
Value at End of Year	16.153	15.664	12.939	11.397	11.494	10.447	8.620	12.497	—	—
Venture III No. of Units	369,980	384,086	415,256	491,118	545,664	731,833	334,154	312,172	—	—
NY Venture III No. of Units	63,579	73,433	92,471	102,753	148,371	161,544	77,825	125,274	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.508	12.830	11.317	11.430	10.405	8.599	12.484	12.500	—	—
Value at End of Year	15.968	15.508	12.830	11.317	11.430	10.405	8.599	12.484	—	—
Venture III No. of Units	11,504,291	13,332,908	15,555,858	17,811,486	19,746,843	21,351,438	16,411,509	7,583,009	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.456	12.793	11.291	11.410	10.391	8.591	12.480	12.500	—	—
Value at End of Year	15.907	15.456	12.793	11.291	11.410	10.391	8.591	12.480	—	—
Venture III No. of Units	73,500	71,378	80,334	93,223	85,393	97,805	137,818	123,820	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.302	12.685	11.212	11.347	10.350	8.570	12.468	12.500	—	—
Value at End of Year	15.725	15.302	12.685	11.212	11.347	10.350	8.570	12.468	—	—
Venture III No. of Units	60,339	49,202	50,261	59,811	64,621	68,780	31,244	34,518	—	—
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.350	16.866	15.343	12.270	19.726	19.763	17.202	16.395
Value at End of Year	—	—	—	16.350	16.866	15.343	12.270	19.726	19.763	17.202
Venture III No. of Units	—	—	—	590,687	677,644	792,608	907,856	1,255,606	1,728,301	1,959,140
NY Venture III No. of Units	—	—	—	47,465	61,573	75,534	123,109	141,988	168,594	169,247

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	16.280	16.801	15.292	12.235	19.680	19.727	17.180	16.382
Value at End of Year	—	—	—	16.280	16.801	15.292	12.235	19.680	19.727	17.180
Venture III No. of Units	—	—	—	94,510	99,894	113,193	136,697	156,710	253,365	308,209
NY Venture III No. of Units	—	—	—	135,822	102,104	52,401	194,770	243,417	307,120	338,484
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	16.070	16.609	15.140	12.131	19.543	19.620	17.111	16.341
Value at End of Year	—	—	—	16.070	16.609	15.140	12.131	19.543	19.620	17.111
Venture III No. of Units	—	—	—	551,396	639,489	724,434	805,378	1,071,162	1,387,279	1,628,742
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	16.000	16.546	15.090	12.097	19.498	19.584	17.089	16.327
Value at End of Year	—	—	—	16.000	16.546	15.090	12.097	19.498	19.584	17.089
Venture III No. of Units	—	—	—	14,429	13,694	15,392	16,169	20,698	39,434	76,063
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	15.794	16.357	14.939	11.995	19.362	19.477	17.021	16.287
Value at End of Year	—	—	—	15.794	16.357	14.939	11.995	19.362	19.477	17.021
Venture III No. of Units	—	—	—	30,751	34,136	39,802	47,914	70,714	110,648	128,693
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 08-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.824	11.649	13.133	12.994	12.405	12.500
Value at End of Year	—	—	—	—	13.367	12.824	11.649	13.133	12.994	12.405
Venture III No. of Units	—	—	—	—	16,563,387	17,812,583	16,984,638	22,960,621	13,498,163	3,566,287
NY Venture III No. of Units	—	—	—	—	2,405,386	2,511,676	2,426,076	3,467,939	2,379,854	711,816
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	12.796	11.629	13.117	12.985	12.402	12.500
Value at End of Year	—	—	—	—	13.331	12.796	11.629	13.117	12.985	12.402
Venture III No. of Units	—	—	—	—	153,328	231,659	189,547	164,965	93,666	74,043
NY Venture III No. of Units	—	—	—	—	109,453	116,196	97,090	106,455	66,443	63,355
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	12.712	11.569	13.070	12.957	12.395	12.500
Value at End of Year	—	—	—	—	13.223	12.712	11.569	13.070	12.957	12.395
Venture III No. of Units	—	—	—	—	10,287,367	11,086,003	10,626,129	14,641,571	9,089,050	2,994,445
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.684	11.550	13.054	12.948	12.392	12.500
Value at End of Year	—	—	—	—	13.187	12.684	11.550	13.054	12.948	12.392
Venture III No. of Units	—	—	—	—	37,539	54,619	64,185	70,053	20,449	6,797
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.600	11.490	13.007	12.921	12.385	12.500
Value at End of Year	—	—	—	—	13.081	12.600	11.490	13.007	12.921	12.385
Venture III No. of Units	—	—	—	—	164,061	176,950	206,878	296,103	244,095	91,751
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.369	12.958	10.799	12.117	11.081	7.966	13.208	12.500	—	—
Value at End of Year	16.394	16.369	12.958	10.799	12.117	11.081	7.966	13.208	—	—
Venture III No. of Units	2,710,188	3,184,340	3,019,235	3,475,982	4,196,012	4,715,245	5,552,129	5,515,481	—	—
NY Venture III No. of Units	148,766	186,369	164,215	192,270	215,811	229,302	232,587	161,723	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.315	12.921	10.773	12.095	11.066	7.959	13.203	12.500	—	—
Value at End of Year	16.331	16.315	12.921	10.773	12.095	11.066	7.959	13.203	—	—
Venture III No. of Units	192,135	199,084	217,864	221,615	265,843	254,941	167,607	132,889	—	—
NY Venture III No. of Units	10,272	17,397	4,084	9,755	10,232	19,908	17,601	29,807	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.152	12.812	10.698	12.029	11.022	7.939	13.190	12.500	—	—
Value at End of Year	16.144	16.152	12.812	10.698	12.029	11.022	7.939	13.190	—	—
Venture III No. of Units	1,568,737	1,906,609	1,761,418	2,084,954	2,366,856	2,604,471	2,784,867	2,678,061	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.098	12.775	10.673	12.007	11.007	7.932	13.186	12.500	—	—
Value at End of Year	16.083	16.098	12.775	10.673	12.007	11.007	7.932	13.186	—	—
Venture III No. of Units	12,987	13,954	17,260	24,534	13,053	17,399	11,946	14,186	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.938	12.667	10.599	11.941	10.963	7.913	13.172	12.500	—	—
Value at End of Year	15.898	15.938	12.667	10.599	11.941	10.963	7.913	13.172	—	—
Venture III No. of Units	23,878	31,307	15,557	17,935	24,970	28,823	8,772	7,459	—	—
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	10.586	9.161	11.587	9.667	6.126	13.480	12.500	—	—
Value at End of Year	—	—	10.586	9.161	11.587	9.667	6.126	13.480	—	—
Venture III No. of Units	—	—	1,155,421	1,299,388	1,599,847	1,956,643	2,239,804	1,857,743	—	—
NY Venture III No. of Units	—	—	62,842	71,617	69,205	80,501	89,120	48,866	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	10.556	9.139	11.566	9.655	6.121	13.475	12.500	—	—
Value at End of Year	—	—	10.556	9.139	11.566	9.655	6.121	13.475	—	—
Venture III No. of Units	—	—	49,733	63,501	75,446	70,618	30,646	92,002	—	—
NY Venture III No. of Units	—	—	23,345	23,560	24,455	26,659	10,927	18,580	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	10.466	9.076	11.502	9.616	6.105	13.462	12.500	—	—
Value at End of Year	—	—	10.466	9.076	11.502	9.616	6.105	13.462	—	—
Venture III No. of Units	—	—	648,748	745,613	808,170	988,293	1,113,683	897,948	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	10.437	9.054	11.481	9.603	6.100	13.457	12.500	—	—
Value at End of Year	—	—	10.437	9.054	11.481	9.603	6.100	13.457	—	—
Venture III No. of Units	—	—	17,957	23,192	47,337	41,660	11,991	12,502	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	10.348	8.991	11.418	9.565	6.085	13.444	12.500	—	—
Value at End of Year	—	—	10.348	8.991	11.418	9.565	6.085	13.444	—	—
Venture III No. of Units	—	—	29,441	30,070	18,848	25,246	3,369	11,137	—	—
American Growth Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	27.019	21.215	18.399	19.645	16.906	12.393	22.614	20.578	19.079	16.780
Value at End of Year	28.693	27.019	21.215	18.399	19.645	16.906	12.393	22.614	20.578	19.079
Venture III No. of Units	6,253,294	7,536,441	9,614,438	11,384,800	13,212,231	15,801,921	18,679,406	18,225,185	17,328,740	13,041,370
NY Venture III No. of Units	903,169	1,080,933	1,309,213	1,583,074	1,787,399	2,054,660	2,458,149	2,362,167	2,062,722	1,184,869
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.876	21.113	18.319	19.570	16.849	12.358	22.561	20.541	19.054	16.766
Value at End of Year	28.526	26.876	21.113	18.319	19.570	16.849	12.358	22.561	20.541	19.054
Venture III No. of Units	343,926	403,956	206,397	586,598	674,875	748,301	810,449	956,901	1,281,449	1,559,117
NY Venture III No. of Units	331,603	439,565	548,717	643,850	755,932	857,606	981,629	1,039,537	1,219,788	1,281,340
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	26.449	20.809	18.083	19.347	16.682	12.254	22.404	20.428	18.978	16.725
Value at End of Year	28.031	26.449	20.809	18.083	19.347	16.682	12.254	22.404	20.428	18.978
Venture III No. of Units	4,184,518	5,168,356	6,689,960	7,887,535	9,182,176	10,841,801	12,636,905	12,488,242	12,553,858	10,175,695
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.308	20.708	18.005	19.273	16.626	12.219	22.352	20.391	18.953	16.711
Value at End of Year	27.868	26.308	20.708	18.005	19.273	16.626	12.219	22.352	20.391	18.953
Venture III No. of Units	90,870	72,938	70,234	162,761	128,494	216,670	225,615	218,296	178,045	236,527
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.891	20.410	17.772	19.052	16.461	12.116	22.197	20.280	18.878	16.669
Value at End of Year	27.385	25.891	20.410	17.772	19.052	16.461	12.116	22.197	20.280	18.878
Venture III No. of Units	187,391	215,089	216,367	354,807	362,331	473,064	565,698	558,467	602,832	553,681
American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.702	18.880	16.385	17.013	15.574	12.500	—	—	—	—
Value at End of Year	26.790	24.702	18.880	16.385	17.013	15.574	—	—	—	—
Venture III No. of Units	98,055	118,106	133,704	149,864	147,957	161,022	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	24.571	18.789	16.314	16.948	15.522	12.500	—	—	—	—
Value at End of Year	26.634	24.571	18.789	16.314	16.948	15.522	—	—	—	—
Venture III No. of Units	125,805	140,483	162,937	188,135	220,847	225,309	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	24.181	18.519	16.104	16.755	15.368	12.500	—	—	—	—
Value at End of Year	26.172	24.181	18.519	16.104	16.755	15.368	—	—	—	—
Venture III No. of Units	6,609	6,506	9,310	8,948	29,273	29,055	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.053	18.430	16.034	16.691	15.317	12.500	—	—	—	—
Value at End of Year	26.020	24.053	18.430	16.034	16.691	15.317	—	—	—	—
Venture III No. of Units	42,763	50,983	54,409	54,007	63,768	70,614	—	—	—	—
American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	24.525	18.769	16.318	16.970	15.565	12.110	19.914	19.379	17.188	16.596
Value at End of Year	26.564	24.525	18.769	16.318	16.970	15.565	12.110	19.914	19.379	17.188
Venture III No. of Units	6,924,782	8,471,101	10,985,329	12,401,862	14,578,974	16,584,003	17,989,357	18,883,053	16,580,920	12,287,959
NY Venture III No. of Units	1,013,880	1,205,160	1,506,189	1,763,722	2,035,573	2,213,341	2,463,343	2,600,384	2,126,401	1,227,423
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.394	18.679	16.248	16.905	15.513	12.076	19.867	19.344	17.165	16.582
Value at End of Year	26.410	24.394	18.679	16.248	16.905	15.513	12.076	19.867	19.344	17.165
Venture III No. of Units	436,124	507,565	614,480	635,356	667,839	689,016	265,128	351,538	566,331	723,902
NY Venture III No. of Units	432,799	536,942	669,721	648,921	800,860	861,426	830,894	928,041	1,044,345	1,141,109
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	24.007	18.410	16.038	16.712	15.359	11.974	19.729	19.238	17.097	16.541
Value at End of Year	25.952	24.007	18.410	16.038	16.712	15.359	11.974	19.729	19.238	17.097
Venture III No. of Units	4,617,789	5,721,867	7,450,825	8,165,184	9,641,624	10,797,075	11,766,693	12,417,178	11,346,670	9,004,004
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.880	18.321	15.969	16.648	15.308	11.940	19.683	19.203	17.075	16.527
Value at End of Year	25.801	23.880	18.321	15.969	16.648	15.308	11.940	19.683	19.203	17.075
Venture III No. of Units	44,380	53,754	69,202	71,216	73,361	79,500	55,553	79,158	93,594	99,134
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.501	18.057	15.763	16.458	15.156	11.839	19.546	19.098	17.007	16.486
Value at End of Year	25.353	23.501	18.057	15.763	16.458	15.156	11.839	19.546	19.098	17.007
Venture III No. of Units	192,193	244,780	304,903	345,823	394,903	441,067	526,682	606,310	652,957	607,590
American High-Income Bond Trust (merged into High Yield Trust eff 04-29-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	15.099	13.587	13.632	12.101	8.888	11.951	12.500	—	—
Value at End of Year	—	—	15.099	13.587	13.632	12.101	8.888	11.951	—	—
Venture III No. of Units	—	—	694,408	836,636	936,154	1,039,141	1,068,220	1,215,193	—	—
NY Venture III No. of Units	—	—	32,404	35,851	42,411	46,824	44,909	34,935	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	15.056	13.556	13.607	12.085	8.880	11.947	12.500	—	—
Value at End of Year	—	—	15.056	13.556	13.607	12.085	8.880	11.947	—	—
Venture III No. of Units	—	—	76,666	61,575	67,931	117,930	11,059	6,406	—	—
NY Venture III No. of Units	—	—	15,052	22,844	28,215	31,975	1,621	3,704	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	14.928	13.461	13.532	12.037	8.858	11.935	12.500	—	—
Value at End of Year	—	—	14.928	13.461	13.532	12.037	8.858	11.935	—	—
Venture III No. of Units	—	—	460,643	412,186	510,162	632,346	521,522	581,979	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	14.886	13.430	13.508	12.021	8.851	11.931	12.500	—	—
Value at End of Year	—	—	14.886	13.430	13.508	12.021	8.851	11.931	—	—
Venture III No. of Units	—	—	7,632	2,493	14,830	28,572	1,553	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	14.760	13.336	13.433	11.972	8.829	11.919	12.500	—	—
Value at End of Year	—	—	14.760	13.336	13.433	11.972	8.829	11.919	—	—
Venture III No. of Units	—	—	7,956	4,121	3,376	18,031	5,699	467	—	—
American International Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	30.076	25.273	21.913	26.019	24.796	17.701	31.284	26.637	22.885	19.248
Value at End of Year	28.652	30.076	25.273	21.913	26.019	24.796	17.701	31.284	26.637	22.885
Venture III No. of Units	3,981,801	4,433,424	5,349,177	6,341,256	6,737,333	7,513,785	8,964,897	9,317,458	9,205,373	6,653,279
NY Venture III No. of Units	513,791	551,176	652,726	789,772	772,078	815,057	1,002,161	1,016,847	896,929	479,884

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.916	25.151	21.819	25.919	24.713	17.651	31.211	26.588	22.855	19.232
Value at End of Year	28.486	29.916	25.151	21.819	25.919	24.713	17.651	31.211	26.588	22.855
Venture III No. of Units	154,496	197,498	310,514	344,150	387,964	413,241	430,283	556,481	595,306	682,654
NY Venture III No. of Units	154,252	190,489	234,685	272,408	299,687	314,691	359,333	403,664	509,853	585,234
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	29.441	24.789	21.537	25.623	24.467	17.502	30.994	26.443	22.764	19.185
Value at End of Year	27.991	29.441	24.789	21.537	25.623	24.467	17.502	30.994	26.443	22.764
Venture III No. of Units	2,683,081	3,050,262	3,710,550	4,354,374	4,614,531	5,077,240	6,026,026	6,181,552	6,189,533	4,498,519
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.285	24.670	21.444	25.525	24.386	17.452	30.922	26.395	22.734	19.169
Value at End of Year	27.829	29.285	24.670	21.444	25.525	24.386	17.452	30.922	26.395	22.734
Venture III No. of Units	25,629	28,127	29,164	33,869	50,835	59,615	61,416	75,994	158,306	126,331
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	28.820	24.315	21.167	25.234	24.144	17.305	30.707	26.251	22.644	19.121
Value at End of Year	27.346	28.820	24.315	21.167	25.234	24.144	17.305	30.707	26.251	22.644
Venture III No. of Units	117,337	132,488	150,278	179,118	192,794	201,440	241,843	252,578	313,031	295,957
American New World Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.982	13.754	11.940	14.181	12.303	8.405	14.902	12.500	—	—
Value at End of Year	13.504	14.982	13.754	11.940	14.181	12.303	8.405	14.902	—	—
Venture III No. of Units	526,732	589,639	653,899	740,138	947,429	1,007,524	958,720	1,281,731	—	—
NY Venture III No. of Units	37,800	25,033	28,126	33,948	38,870	40,608	41,307	24,343	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.932	13.715	11.912	14.155	12.286	8.398	14.897	12.500	—	—
Value at End of Year	13.452	14.932	13.715	11.912	14.155	12.286	8.398	14.897	—	—
Venture III No. of Units	145,628	160,125	180,462	199,158	243,503	223,008	135,237	150,067	—	—
NY Venture III No. of Units	26,783	27,949	52,612	48,115	52,903	26,383	19,238	32,490	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.783	13.598	11.829	14.077	12.237	8.376	14.882	12.500	—	—
Value at End of Year	13.298	14.783	13.598	11.829	14.077	12.237	8.376	14.882	—	—
Venture III No. of Units	303,327	354,172	180,790	512,992	578,387	609,623	537,002	553,484	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.734	13.560	11.801	14.052	12.221	8.369	14.877	12.500	—	—
Value at End of Year	13.247	14.734	13.560	11.801	14.052	12.221	8.369	14.877	—	—
Venture III No. of Units	20,107	21,326	94,308	13,961	58,776	49,113	22,899	17,931	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	14.587	13.445	11.719	13.974	12.172	8.348	14.863	12.500	—	—
Value at End of Year	13.095	14.587	13.445	11.719	13.974	12.172	8.348	14.863	—	—
Venture III No. of Units	15,866	16,467	65,348	17,206	28,418	20,750	10,565	8,952	—	—
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 07-20-1998)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	21.927	16.171	14.436	15.074	13.601	10.563	17.002	17.007	14.211	14.055
Value at End of Year	23.672	21.927	16.171	14.436	15.074	13.601	10.563	17.002	17.007	14.211
Venture III No. of Units	393	395	398	400	403	406	409	1,255	1,238	1,328
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	22.173	16.360	14.613	15.266	13.782	10.708	17.244	17.259	14.428	14.277
Value at End of Year	—	22.173	16.360	14.613	15.266	13.782	10.708	17.244	17.259	14.428
Venture III No. of Units	—	324	326	328	330	332	334	337	11,978	12,255
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	17.119	14.333	14.204
Value at End of Year	—	—	—	—	—	—	—	17.079	17.119	14.333
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.073	14.301	14.180
Value at End of Year	—	—	—	—	—	—	—	17.024	17.073	14.301
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund) - Class II Shares (units first credited 11-21-2003)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	20.807	18.179	16.746
Value at End of Year	—	—	—	—	—	—	—	23.908	20.807	18.179
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	23.903	20.894	19.257
Value at End of Year	—	—	—	—	—	—	—	27.451	23.903	20.894
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	23.710	20.756	19.159
Value at End of Year	—	—	—	—	—	—	—	27.188	23.710	20.756
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	23.646	20.710	19.126
Value at End of Year	—	—	—	—	—	—	—	27.101	23.646	20.710
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
BlackRock Value Opportunities V.I. Fund (formerly Mercury Value Opportunities V.I. Fund) - Class II Shares (units first credited 07-20-1998)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	28.702	20.520	18.413	19.208	15.196	12.047	20.481	21.042	18.985	17.508
Value at End of Year	29.663	28.702	20.520	18.413	19.208	15.196	12.047	20.481	21.042	18.985
Venture III No. of Units	848	846	842	1,039	1,218	1,234	1,481	5,832	5,867	7,024
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	25.663	18.356	16.479	17.200	13.614	10.798	18.367	18.879	17.043	15.724
Value at End of Year	26.508	25.663	18.356	16.479	17.200	13.614	10.798	18.367	18.879	17.043
Venture III No. of Units	573	545	637	630	606	671	691	580	4,013	4,376
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	18.727	16.930	15.644
Value at End of Year	—	—	—	—	—	—	—	18.191	18.727	16.930
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	18.676	16.893	15.617
Value at End of Year	—	—	—	—	—	—	—	18.133	18.676	16.893
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Blue Chip Growth Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	39.344	28.302	24.320	24.373	21.333	15.177	26.853	24.215	22.464	21.626
Value at End of Year	42.212	39.344	28.302	24.320	24.373	21.333	15.177	26.853	24.215	22.464
Venture III No. of Units	84,011	91,326	110,218	124,088	146,152	132,130	169,683	151,990	185,186	224,831
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	22.293	16.044	13.794	13.831	12.112	8.621	15.261	13.769	12.779	12.309
Value at End of Year	23.906	22.293	16.044	13.794	13.831	12.112	8.621	15.261	13.769	12.779
Venture III No. of Units	116,103	141,727	154,632	192,550	252,642	333,112	376,442	236,536	332,540	446,496
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.881	15.771	13.580	13.637	11.960	8.526	15.115	13.657	12.695	12.246
Value at End of Year	23.429	21.881	15.771	13.580	13.637	11.960	8.526	15.115	13.657	12.695
Venture III No. of Units	5,504	5,694	6,632	9,284	18,873	34,007	35,344	36,029	43,030	43,523
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.746	15.682	13.509	13.573	11.909	8.494	15.066	13.621	12.667	12.225
Value at End of Year	23.272	21.746	15.682	13.509	13.573	11.909	8.494	15.066	13.621	12.667
Venture III No. of Units	52,767	67,427	57,485	62,236	70,746	91,372	84,718	100,228	122,320	165,401
Blue Chip Growth Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	23.112	16.661	14.344	14.404	12.630	9.007	15.962	14.424	13.414	12.943
Value at End of Year	24.754	23.112	16.661	14.344	14.404	12.630	9.007	15.962	14.424	13.414
Venture III No. of Units	836,745	1,167,500	1,231,726	1,453,675	1,672,388	1,915,212	2,029,070	2,172,974	2,671,447	2,875,894
NY Venture III No. of Units	90,658	98,750	120,703	125,429	143,341	157,255	172,630	153,308	179,909	192,392

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.631	17.764	15.302	15.373	13.487	9.623	17.062	15.426	14.353	13.855
Value at End of Year	26.367	24.631	17.764	15.302	15.373	13.487	9.623	17.062	15.426	14.353
Venture III No. of Units	289,948	303,154	345,720	417,285	489,291	531,322	605,505	652,367	851,820	1,106,527
NY Venture III No. of Units	81,704	79,025	118,727	132,668	157,004	172,910	192,476	172,849	223,115	255,418
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	24.205	17.483	15.083	15.175	13.334	9.527	16.918	15.319	14.275	13.801
Value at End of Year	25.872	24.205	17.483	15.083	15.175	13.334	9.527	16.918	15.319	14.275
Venture III No. of Units	488,099	603,122	672,073	811,832	961,264	1,112,135	1,222,351	1,251,490	1,573,877	1,678,672
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.064	17.390	15.010	15.110	13.283	9.496	16.870	15.284	14.249	13.782
Value at End of Year	25.709	24.064	17.390	15.010	15.110	13.283	9.496	16.870	15.284	14.249
Venture III No. of Units	40,217	61,765	62,897	67,358	63,932	76,573	85,506	72,274	93,052	111,893
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	27.009	19.547	16.898	17.035	14.998	10.738	19.106	17.335	16.186	15.679
Value at End of Year	28.811	27.009	19.547	16.898	17.035	14.998	10.738	19.106	17.335	16.186
Venture III No. of Units	55,937	70,457	89,043	101,241	114,066	143,180	144,505	140,425	175,631	163,658
Bond Trust - Series I Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.683	13.108	12.558	12.500	—	—	—	—	—	—
Value at End of Year	13.149	12.683	13.108	12.558	—	—	—	—	—	—
Venture III No. of Units	16,235	17,121	29,227	33,109	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.669	13.100	12.557	12.500	—	—	—	—	—	—
Value at End of Year	13.128	12.669	13.100	12.557	—	—	—	—	—	—
Venture III No. of Units	3,244	17,428	18,366	36,655	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.066	—	—	—	—	—	—	—	—	—
Venture III No. of Units	1,015	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.614	13.069	12.553	12.500	—	—	—	—	—	—
Value at End of Year	13.045	12.614	13.069	12.553	—	—	—	—	—	—
Venture III No. of Units	1,422	1,915	6,583	6,614	—	—	—	—	—	—
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.683	13.108	12.558	12.500	—	—	—	—	—	—
Value at End of Year	13.149	12.683	13.108	12.558	—	—	—	—	—	—
Venture III No. of Units	11,519,693	13,568,175	13,429,149	14,375,047	—	—	—	—	—	—
NY Venture III No. of Units	1,885,205	2,149,543	1,993,945	2,216,104	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.669	13.100	12.557	12.500	—	—	—	—	—	—
Value at End of Year	13.128	12.669	13.100	12.557	—	—	—	—	—	—
Venture III No. of Units	44,533	45,776	59,523	87,655	—	—	—	—	—	—
NY Venture III No. of Units	64,386	68,283	91,511	103,679	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.628	13.077	12.554	12.500	—	—	—	—	—	—
Value at End of Year	13.066	12.628	13.077	12.554	—	—	—	—	—	—
Venture III No. of Units	7,352,386	8,579,741	8,340,955	8,880,772	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.614	13.069	12.553	12.500	—	—	—	—	—	—
Value at End of Year	13.045	12.614	13.069	12.553	—	—	—	—	—	—
Venture III No. of Units	14,566	15,946	19,190	23,662	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.573	13.046	12.550	12.500	—	—	—	—	—	—
Value at End of Year	12.983	12.573	13.046	12.550	—	—	—	—	—	—
Venture III No. of Units	105,668	138,324	116,969	116,199	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Capital Appreciation Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	14.660	10.846	9.508	9.659	8.781	6.273	10.160	9.256	9.201	8.205
Value at End of Year	15.812	14.660	10.846	9.508	9.659	8.781	6.273	10.160	9.256	9.201
Venture III No. of Units	160,924	175,196	198,443	231,600	283,688	251,748	287,512	360,827	520,227	254,549
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.699	14.581	12.789	12.998	11.822	8.451	13.694	12.481	12.413	11.076
Value at End of Year	21.236	19.699	14.581	12.789	12.998	11.822	8.451	13.694	12.481	12.413
Venture III No. of Units	98,939	107,259	133,942	165,989	208,086	202,018	223,316	283,863	407,101	240,673
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.335	14.333	12.591	12.815	11.674	8.357	13.562	12.380	12.331	11.019
Value at End of Year	20.812	19.335	14.333	12.591	12.815	11.674	8.357	13.562	12.380	12.331
Venture III No. of Units	10,887	11,208	11,753	14,735	15,275	16,953	21,174	23,094	23,849	11,535
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.215	14.252	12.525	12.755	11.625	8.326	13.519	12.346	12.304	11.000
Value at End of Year	20.673	19.215	14.252	12.525	12.755	11.625	8.326	13.519	12.346	12.304
Venture III No. of Units	63,125	125,207	126,738	151,064	147,794	146,759	173,580	182,164	221,171	67,060
Capital Appreciation Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.955	15.539	13.638	13.888	11.634	8.326	14.700	13.420	13.367	11.952
Value at End of Year	22.564	20.955	15.539	13.638	13.888	11.634	8.326	14.700	13.420	13.367
Venture III No. of Units	509,013	508,349	667,922	737,667	902,906	837,819	863,583	1,065,051	1,473,495	765,855
NY Venture III No. of Units	54,230	54,320	61,856	73,120	76,642	56,771	59,267	77,632	84,168	20,075
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.757	16.883	14.826	15.106	13.770	9.861	16.012	14.626	14.575	13.038
Value at End of Year	24.492	22.757	16.883	14.826	15.106	13.770	9.861	16.012	14.626	14.575
Venture III No. of Units	268,541	335,934	401,488	476,632	567,904	561,565	635,839	779,261	1,073,787	614,695
NY Venture III No. of Units	79,448	92,297	97,533	103,683	112,561	100,395	112,167	144,581	198,806	42,337
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	22.363	16.616	14.613	14.911	13.613	9.763	15.877	14.525	14.496	12.987
Value at End of Year	24.032	22.363	16.616	14.613	14.911	13.613	9.763	15.877	14.525	14.496
Venture III No. of Units	269,366	306,770	353,870	378,520	438,841	436,089	474,346	571,431	771,867	357,179
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.233	16.528	14.543	14.847	13.561	9.730	15.832	14.491	14.470	12.970
Value at End of Year	23.881	22.233	16.528	14.543	14.847	13.561	9.730	15.832	14.491	14.470
Venture III No. of Units	37,264	55,097	64,416	64,152	67,849	64,554	68,889	85,055	109,450	80,330
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	26.877	20.010	17.633	18.029	16.493	11.851	19.312	17.703	17.703	15.892
Value at End of Year	28.825	26.877	20.010	17.633	18.029	16.493	11.851	19.312	17.703	17.703
Venture III No. of Units	21,122	19,212	24,513	15,562	21,259	13,948	18,723	27,714	50,143	16,881
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	17.669	14.731	13.082	12.927	11.565	9.056	12.500	—	—	—
Value at End of Year	19.472	17.669	14.731	13.082	12.927	11.565	9.056	—	—	—
Venture III No. of Units	3,606,818	4,255,342	4,834,415	5,786,530	7,018,711	8,214,841	5,000,267	—	—	—
NY Venture III No. of Units	217,573	252,485	265,699	308,206	341,030	419,379	248,040	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.620	14.698	13.058	12.911	11.556	9.053	12.500	—	—	—
Value at End of Year	19.408	17.620	14.698	13.058	12.911	11.556	9.053	—	—	—
Venture III No. of Units	33,468	23,765	24,111	25,115	38,701	58,896	54,116	—	—	—
NY Venture III No. of Units	27,559	—	163	481	826	830	10,557	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.474	14.598	12.989	12.861	11.529	9.046	12.500	—	—	—
Value at End of Year	19.219	17.474	14.598	12.989	12.861	11.529	9.046	—	—	—
Venture III No. of Units	2,307,096	2,658,054	3,143,378	3,684,689	4,185,087	5,036,947	2,574,671	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.425	14.565	12.966	12.845	11.521	9.043	12.500	—	—	—
Value at End of Year	19.156	17.425	14.565	12.966	12.845	11.521	9.043	—	—	—
Venture III No. of Units	32,052	7,713	7,927	10,357	12,969	29,877	19,002	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.281	14.466	12.898	12.796	11.494	9.036	12.500	—	—	—
Value at End of Year	18.969	17.281	14.466	12.898	12.796	11.494	9.036	—	—	—
Venture III No. of Units	25,566	16,738	18,134	20,767	22,729	49,435	43,426	—	—	—
Classic Value Trust (merged into Equity-Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.431	16.828	14.768	13.745
Value at End of Year	—	—	—	—	—	—	7.710	14.431	16.828	14.768
Venture III No. of Units	—	—	—	—	—	—	219,212	263,018	321,955	178,689
NY Venture III No. of Units	—	—	—	—	—	—	34,301	39,281	35,669	19,768
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	14.405	16.805	14.756	13.741
Value at End of Year	—	—	—	—	—	—	7.692	14.405	16.805	14.756
Venture III No. of Units	—	—	—	—	—	—	47,085	74,381	136,097	40,825
NY Venture III No. of Units	—	—	—	—	—	—	18,899	15,539	20,624	25,715
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	14.326	16.739	14.719	13.727
Value at End of Year	—	—	—	—	—	—	7.638	14.326	16.739	14.719
Venture III No. of Units	—	—	—	—	—	—	142,586	148,221	230,487	127,848
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.300	16.716	14.707	13.723
Value at End of Year	—	—	—	—	—	—	7.621	14.300	16.716	14.707
Venture III No. of Units	—	—	—	—	—	—	11,991	6,599	11,406	6,688
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.222	16.650	14.671	13.709
Value at End of Year	—	—	—	—	—	—	7.567	14.222	16.650	14.671
Venture III No. of Units	—	—	—	—	—	—	1,413	5,872	5,509	5,933
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	12.469	11.185	11.664	10.752	8.738	12.500	—	—	—
Value at End of Year	—	—	12.469	11.185	11.664	10.752	8.738	—	—	—
Venture III No. of Units	—	—	3,027,581	3,506,971	3,859,251	4,162,603	1,831,891	—	—	—
NY Venture III No. of Units	—	—	142,711	164,921	171,440	166,219	20,014	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	12.441	11.165	11.649	10.744	8.736	12.500	—	—	—
Value at End of Year	—	—	12.441	11.165	11.649	10.744	8.736	—	—	—
Venture III No. of Units	—	—	30,903	33,028	34,450	35,318	7,374	—	—	—
NY Venture III No. of Units	—	—	173	509	875	879	1,548	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	12.356	11.106	11.605	10.719	8.728	12.500	—	—	—
Value at End of Year	—	—	12.356	11.106	11.605	10.719	8.728	—	—	—
Venture III No. of Units	—	—	1,632,382	1,838,403	2,056,561	2,224,000	915,753	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	12.328	11.086	11.590	10.711	8.726	12.500	—	—	—
Value at End of Year	—	—	12.328	11.086	11.590	10.711	8.726	—	—	—
Venture III No. of Units	—	—	27,740	32,075	34,648	42,070	11,240	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	12.244	11.027	11.546	10.686	8.719	12.500	—	—	—
Value at End of Year	—	—	12.244	11.027	11.546	10.686	8.719	—	—	—
Venture III No. of Units	—	—	15,265	16,577	20,363	20,627	12,657	—	—	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	15.810	16.350	15.012	12.500	—	—	—	—
Value at End of Year	—	—	—	15.810	16.350	15.012	—	—	—	—
Venture III No. of Units	—	—	—	1,023,274	561,108	295,664	—	—	—	—
NY Venture III No. of Units	—	—	—	11,991	8,142	7,004	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	15.789	16.336	12.500	—	—	—	—	—
Value at End of Year	—	—	—	15.789	16.336	—	—	—	—	—
Venture III No. of Units	—	—	—	12,960	7,067	—	—	—	—	—
NY Venture III No. of Units	—	—	—	2,915	1,420	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	15.726	16.295	14.992	12.500	—	—	—	—
Value at End of Year	—	—	—	15.726	16.295	14.992	—	—	—	—
Venture III No. of Units	—	—	—	512,072	391,018	154,844	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	15.705	16.282	14.987	12.500	—	—	—	—
Value at End of Year	—	—	—	15.705	16.282	14.987	—	—	—	—
Venture III No. of Units	—	—	—	31,649	17,118	10,066	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	15.643	16.241	12.500	—	—	—	—	—
Value at End of Year	—	—	—	15.643	16.241	—	—	—	—	—
Venture III No. of Units	—	—	—	3,534	2,007	—	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.412	16.537	15.004	12.500	—	—	—	—
Value at End of Year	—	—	—	16.412	16.537	15.004	—	—	—	—
Venture III No. of Units	—	—	—	1,328,990	1,112,726	711,906	—	—	—	—
NY Venture III No. of Units	—	—	—	69,458	62,579	48,472	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	16.390	16.523	14.999	12.500	—	—	—	—
Value at End of Year	—	—	—	16.390	16.523	14.999	—	—	—	—
Venture III No. of Units	—	—	—	13,052	9,456	5,534	—	—	—	—
NY Venture III No. of Units	—	—	—	12,850	8,839	14,872	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	16.325	16.482	14.984	12.500	—	—	—	—
Value at End of Year	—	—	—	16.325	16.482	14.984	—	—	—	—
Venture III No. of Units	—	—	—	925,007	442,912	251,162	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	16.303	16.468	14.979	12.500	—	—	—	—
Value at End of Year	—	—	—	16.303	16.468	14.979	—	—	—	—
Venture III No. of Units	—	—	—	25,089	21,310	10,885	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	16.238	16.427	14.964	12.500	—	—	—	—
Value at End of Year	—	—	—	16.238	16.427	14.964	—	—	—	—
Venture III No. of Units	—	—	—	7,637	2,819	943	—	—	—	—
Core Bond Trust - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.262	16.932	16.200	15.243	14.494	13.443	13.251	12.703	12.463	12.500
Value at End of Year	16.913	16.262	16.932	16.200	15.243	14.494	13.443	13.251	12.703	12.463
Venture III No. of Units	51,011	50,815	65,792	71,085	99,271	72,032	36,280	34,960	7,442	391
NY Venture III No. of Units	1,463	1,461	1,383	964	600	594	6,165	126	479	121
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.192	16.867	16.146	15.200	14.460	13.419	13.233	12.692	12.459	12.500
Value at End of Year	16.832	16.192	16.867	16.146	15.200	14.460	13.419	13.233	12.692	12.459
Venture III No. of Units	32,776	49,603	80,067	36,048	50,838	35,604	94,428	4,323	1,739	414
NY Venture III No. of Units	685	495	564	1,264	1,477	1,526	259	256	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.983	16.674	15.985	15.072	14.359	13.345	13.180	12.660	12.446	12.500
Value at End of Year	16.589	15.983	16.674	15.985	15.072	14.359	13.345	13.180	12.660	12.446
Venture III No. of Units	23,458	55,347	65,446	54,026	47,309	70,684	103,611	8,468	6,436	3,739
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.914	16.610	15.932	15.029	14.326	13.320	13.163	12.650	12.442	12.500
Value at End of Year	16.509	15.914	16.610	15.932	15.029	14.326	13.320	13.163	12.650	12.442
Venture III No. of Units	341	1,607	3,202	5,889	2,796	3,205	53	82	81	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.708	16.420	15.774	14.902	14.226	13.247	13.110	12.618	12.430	12.500
Value at End of Year	16.272	15.708	16.420	15.774	14.902	14.226	13.247	13.110	12.618	12.430
Venture III No. of Units	2,512	2,515	2,530	4,735	6,479	5,969	5,022	—	—	—
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.357	16.963	15.370	12.500	—	—	—	—
Value at End of Year	—	—	—	16.357	16.963	15.370	—	—	—	—
Venture III No. of Units	—	—	—	1,853,435	1,467,303	850,545	—	—	—	—
NY Venture III No. of Units	—	—	—	90,886	95,118	43,570	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	16.335	16.949	15.365	12.500	—	—	—	—
Value at End of Year	—	—	—	16.335	16.949	15.365	—	—	—	—
Venture III No. of Units	—	—	—	12,827	13,267	13,560	—	—	—	—
NY Venture III No. of Units	—	—	—	1,524	12,357	1,547	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	16.270	16.907	15.349	12.500	—	—	—	—
Value at End of Year	—	—	—	16.270	16.907	15.349	—	—	—	—
Venture III No. of Units	—	—	—	1,436,593	1,326,066	592,387	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	16.248	16.893	15.344	12.500	—	—	—	—
Value at End of Year	—	—	—	16.248	16.893	15.344	—	—	—	—
Venture III No. of Units	—	—	—	40,208	39,369	21,924	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	16.184	16.851	15.329	12.500	—	—	—	—
Value at End of Year	—	—	—	16.184	16.851	15.329	—	—	—	—
Venture III No. of Units	—	—	—	16,284	3,650	2,365	—	—	—	—
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.152	15.317	14.624	14.055
Value at End of Year	—	—	—	—	—	—	6.321	14.152	15.317	14.624
Venture III No. of Units	—	—	—	—	—	—	750,837	848,728	265,806	984,498
NY Venture III No. of Units	—	—	—	—	—	—	48,028	65,439	67,270	60,439
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	14.126	15.296	14.612	14.051
Value at End of Year	—	—	—	—	—	—	6.306	14.126	15.296	14.612
Venture III No. of Units	—	—	—	—	—	—	18,246	31,830	44,377	94,766
NY Venture III No. of Units	—	—	—	—	—	—	56,005	53,098	76,667	59,349
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	14.049	15.235	14.576	14.037
Value at End of Year	—	—	—	—	—	—	6.262	14.049	15.235	14.576
Venture III No. of Units	—	—	—	—	—	—	446,779	430,852	482,630	640,016
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.023	15.215	14.563	14.032
Value at End of Year	—	—	—	—	—	—	6.247	14.023	15.215	14.563
Venture III No. of Units	—	—	—	—	—	—	541	1,985	2,298	7,103
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	13.946	15.155	14.527	14.018
Value at End of Year	—	—	—	—	—	—	6.204	13.946	15.155	14.527
Venture III No. of Units	—	—	—	—	—	—	33,265	36,549	35,430	38,636
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	17.067	15.659	15.837	14.684	12.500	—	—	—	—
Value at End of Year	—	—	17.067	15.659	15.837	14.684	—	—	—	—
Venture III No. of Units	—	—	1,813,058	1,470,892	1,374,026	980,775	—	—	—	—
NY Venture III No. of Units	—	—	151,092	226,023	226,957	34,847	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	17.035	15.638	15.824	14.679	12.500	—	—	—	—
Value at End of Year	—	—	17.035	15.638	15.824	14.679	—	—	—	—
Venture III No. of Units	—	—	18,177	11,866	10,414	1,849	—	—	—	—
NY Venture III No. of Units	—	—	8,088	4,632	4,649	116	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	16.942	15.576	15.784	14.664	12.500	—	—	—	—
Value at End of Year	—	—	16.942	15.576	15.784	14.664	—	—	—	—
Venture III No. of Units	—	—	1,838,611	861,205	773,319	449,200	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	16.818	15.493	15.732	14.644	12.500	—	—	—	—
Value at End of Year	—	—	16.818	15.493	15.732	14.644	—	—	—	—
Venture III No. of Units	—	—	56,734	2,530	3,552	23,195	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	16.996	15.306	16.167	15.178	12.500	—	—	—	—
Value at End of Year	—	—	16.996	15.306	16.167	15.178	—	—	—	—
Venture III No. of Units	—	—	2,636,633	2,878,883	3,064,742	1,745,627	—	—	—	—
NY Venture III No. of Units	—	—	102,528	147,769	147,523	90,871	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	16.965	15.286	16.154	15.173	12.500	—	—	—	—
Value at End of Year	—	—	16.965	15.286	16.154	15.173	—	—	—	—
Venture III No. of Units	—	—	28,763	37,417	29,427	10,781	—	—	—	—
NY Venture III No. of Units	—	—	7,104	4,493	9,447	17,344	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	16.872	15.225	16.114	15.158	12.500	—	—	—	—
Value at End of Year	—	—	16.872	15.225	16.114	15.158	—	—	—	—
Venture III No. of Units	—	—	2,075,761	1,853,091	2,163,544	1,623,088	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	16.841	15.205	16.100	15.153	12.500	—	—	—	—
Value at End of Year	—	—	16.841	15.205	16.100	15.153	—	—	—	—
Venture III No. of Units	—	—	2,646	4,755	1,988	1,649	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	16.749	15.144	16.060	15.138	12.500	—	—	—	—
Value at End of Year	—	—	16.749	15.144	16.060	15.138	—	—	—	—
Venture III No. of Units	—	—	18,500	23,788	11,800	9,017	—	—	—	—
Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 02-13-2006)
Contracts with no Optional Benefits
Value at Start of Year	17.172	14.666	13.281	13.501	12.236	10.225	14.139	13.492	12.500	—
Value at End of Year	17.889	17.172	14.666	13.281	13.501	12.236	10.225	14.139	13.492	—
Venture III No. of Units	42,156,008	46,764,964	7,822,467	8,693,976	9,713,219	10,360,098	7,905,890	4,355,699	2,024,581	—
NY Venture III No. of Units	3,084,707	3,464,839	990,274	1,082,192	1,116,502	1,196,494	1,011,023	724,828	344,725	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.104	14.615	13.242	13.468	12.212	10.211	14.126	13.486	12.500	—
Value at End of Year	17.810	17.104	14.615	13.242	13.468	12.212	10.211	14.126	13.486	—
Venture III No. of Units	174,910	182,441	46,949	45,003	46,593	66,892	60,399	13,900	12,201	—
NY Venture III No. of Units	47,662	61,034	30,508	35,099	35,934	38,128	71,103	65,033	22,820	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.903	14.465	13.126	13.370	12.141	10.167	14.086	13.468	12.500	—
Value at End of Year	17.574	16.903	14.465	13.126	13.370	12.141	10.167	14.086	13.468	—
Venture III No. of Units	27,586,029	30,584,696	9,017,584	9,537,991	9,918,590	9,955,794	8,353,850	5,978,100	2,741,963	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.837	14.416	13.087	13.337	12.118	10.152	14.073	13.462	12.500	—
Value at End of Year	17.496	16.837	14.416	13.087	13.337	12.118	10.152	14.073	13.462	—
Venture III No. of Units	46,967	76,033	9,106	8,150	5,350	8,518	13,301	6,642	6,778	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.639	14.267	12.972	13.240	12.047	10.108	14.033	13.444	12.500	—
Value at End of Year	17.265	16.639	14.267	12.972	13.240	12.047	10.108	14.033	13.444	—
Venture III No. of Units	202,146	193,572	47,305	43,756	5,602	6,033	14,214	338	2,361	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	13.499	12.189	12.682	11.391	9.121	12.500	—	—	—
Value at End of Year	—	—	13.499	12.189	12.682	11.391	9.121	—	—	—
Venture III No. of Units	—	—	3,478,803	4,085,810	4,813,370	5,130,672	2,500,233	—	—	—
NY Venture III No. of Units	—	—	157,710	211,268	219,039	223,139	143,699	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	13.468	12.168	12.666	11.382	9.119	12.500	—	—	—
Value at End of Year	—	—	13.468	12.168	12.666	11.382	9.119	—	—	—
Venture III No. of Units	—	—	31,687	41,815	55,881	59,055	46,907	—	—	—
NY Venture III No. of Units	—	—	—	—	—	—	1,217	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	13.377	12.103	12.618	11.356	9.111	12.500	—	—	—
Value at End of Year	—	—	13.377	12.103	12.618	11.356	9.111	—	—	—
Venture III No. of Units	—	—	1,166,487	1,333,363	1,473,830	1,566,088	936,755	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	13.346	12.082	12.602	11.347	9.109	12.500	—	—	—
Value at End of Year	—	—	13.346	12.082	12.602	11.347	9.109	—	—	—
Venture III No. of Units	—	—	30,718	34,348	38,463	39,764	24,018	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	13.256	12.018	12.554	11.321	9.101	12.500	—	—	—
Value at End of Year	—	—	13.256	12.018	12.554	11.321	9.101	—	—	—
Venture III No. of Units	—	—	7,276	8,706	16,014	20,282	12,829	—	—	—
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	5.421	4.963	4.489
Value at End of Year	—	—	—	—	—	—	—	5.826	5.421	4.963
Venture III No. of Units	—	—	—	—	—	—	—	342,288	440,165	623,403
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.543	11.490	10.397
Value at End of Year	—	—	—	—	—	—	—	13.473	12.543	11.490
Venture III No. of Units	—	—	—	—	—	—	—	156,693	215,226	280,749
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.441	11.414	10.344
Value at End of Year	—	—	—	—	—	—	—	13.344	12.441	11.414
Venture III No. of Units	—	—	—	—	—	—	—	4,233	7,820	8,051
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.408	11.389	10.326
Value at End of Year	—	—	—	—	—	—	—	13.301	12.408	11.389
Venture III No. of Units	—	—	—	—	—	—	—	130,999	161,032	222,815
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	15.365	14.505	13.165
Value at End of Year	—	—	—	—	—	—	—	16.964	15.365	14.505
Venture III No. of Units	—	—	—	—	—	—	—	239,917	356,033	462,359
NY Venture III No. of Units	—	—	—	—	—	—	—	13,422	16,936	23,011
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	16.636	15.282	13.877
Value at End of Year	—	—	—	—	—	—	—	17.855	16.636	15.282
Venture III No. of Units	—	—	—	—	—	—	—	220,015	305,451	478,947
NY Venture III No. of Units	—	—	—	—	—	—	—	22,354	18,373	27,519
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.520	15.199	13.822
Value at End of Year	—	—	—	—	—	—	—	17.705	16.520	15.199
Venture III No. of Units	—	—	—	—	—	—	—	67,173	80,833	164,259
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.482	15.171	13.804
Value at End of Year	—	—	—	—	—	—	—	17.655	16.482	15.171
Venture III No. of Units	—	—	—	—	—	—	—	51,651	63,069	181,834

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	19.906	18.350	16.721
Value at End of Year	—	—	—	—	—	—	—	21.291	19.906	18.350
Venture III No. of Units	—	—	—	—	—	—	—	7,449	8,917	56,261
Emerging Growth Trust (merged into Small Cap Growth Trust eff 11-07-2008) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	19.616	17.903	16.950
Value at End of Year	—	—	—	—	—	—	—	20.014	19.616	17.903
Venture III No. of Units	—	—	—	—	—	—	—	47,689	70,903	60,906
NY Venture III No. of Units	—	—	—	—	—	—	—	2,407	2,296	2,115
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	19.580	17.880	16.936
Value at End of Year	—	—	—	—	—	—	—	19.967	19.580	17.880
Venture III No. of Units	—	—	—	—	—	—	—	9,943	13,169	11,805
NY Venture III No. of Units	—	—	—	—	—	—	—	15,924	25,712	17,623
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	19.473	17.809	16.894
Value at End of Year	—	—	—	—	—	—	—	19.828	19.473	17.809
Venture III No. of Units	—	—	—	—	—	—	—	34,848	50,665	55,386
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	19.438	17.785	16.880
Value at End of Year	—	—	—	—	—	—	—	19.782	19.438	17.785
Venture III No. of Units	—	—	—	—	—	—	—	1,835	2,355	12,262
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	19.331	17.714	16.838
Value at End of Year	—	—	—	—	—	—	—	19.644	19.331	17.714
Venture III No. of Units	—	—	—	—	—	—	—	1,308	1,896	2,029
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	20.423	19.218	19.078	16.950
Value at End of Year	—	—	—	—	—	—	11.393	20.423	19.218	19.078
Venture III No. of Units	—	—	—	—	—	—	50,860	66,699	93,755	136,855
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	14.032	13.211	13.121	16.936
Value at End of Year	—	—	—	—	—	—	7.824	14.032	13.211	13.121
Venture III No. of Units	—	—	—	—	—	—	78,329	88,896	122,288	185,432
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	13.897	13.104	13.034	16.894
Value at End of Year	—	—	—	—	—	—	7.737	13.897	13.104	13.034
Venture III No. of Units	—	—	—	—	—	—	17,255	17,665	17,708	18,488
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	13.852	13.068	13.005	16.880
Value at End of Year	—	—	—	—	—	—	7.709	13.852	13.068	13.005
Venture III No. of Units	—	—	—	—	—	—	19,963	36,229	38,613	91,110
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.963	14.107	14.036	13.608
Value at End of Year	—	—	—	—	—	—	8.330	14.963	14.107	14.036
Venture III No. of Units	—	—	—	—	—	—	413,935	497,182	746,640	973,157
NY Venture III No. of Units	—	—	—	—	—	—	22,661	27,338	30,605	32,329
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	15.720	14.828	14.760	14.317
Value at End of Year	—	—	—	—	—	—	8.747	15.720	14.828	14.760
Venture III No. of Units	—	—	—	—	—	—	184,895	229,315	357,208	576,528
NY Venture III No. of Units	—	—	—	—	—	—	47,730	55,562	77,144	99,979
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	15.588	14.726	14.680	14.261
Value at End of Year	—	—	—	—	—	—	8.660	15.588	14.726	14.680
Venture III No. of Units	—	—	—	—	—	—	238,638	292,180	433,321	616,145

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.544	14.691	14.653	14.242
Value at End of Year	—	—	—	—	—	—	8.632	15.544	14.691	14.653
Venture III No. of Units	—	—	—	—	—	—	155,897	151,099	46,472	160,149
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	19.136	18.114	18.094	17.613
Value at End of Year	—	—	—	—	—	—	10.611	19.136	18.114	18.094
Venture III No. of Units	—	—	—	—	—	—	69,590	71,902	34,297	83,935
Equity-Income Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	43.074	33.673	29.172	29.898	26.403	21.352	33.899	33.350	28.485	27.864
Value at End of Year	45.535	43.074	33.673	29.172	29.898	26.403	21.352	33.899	33.350	28.485
Venture III No. of Units	73,288	82,681	100,556	125,926	123,734	142,667	164,302	203,444	287,725	339,253
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	22.207	17.369	15.055	15.437	13.640	11.036	17.529	17.254	14.744	14.431
Value at End of Year	23.464	22.207	17.369	15.055	15.437	13.640	11.036	17.529	17.254	14.744
Venture III No. of Units	147,616	162,583	194,906	236,228	254,389	291,920	377,666	459,791	637,450	801,467
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.797	17.074	14.821	15.221	13.468	10.913	17.361	17.115	14.647	14.357
Value at End of Year	22.996	21.797	17.074	14.821	15.221	13.468	10.913	17.361	17.115	14.647
Venture III No. of Units	12,461	13,850	14,893	16,158	14,917	15,168	19,867	23,296	27,983	52,412
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.662	16.977	14.744	15.149	13.412	10.873	17.306	17.068	14.615	14.332
Value at End of Year	22.842	21.662	16.977	14.744	15.149	13.412	10.873	17.306	17.068	14.615
Venture III No. of Units	67,371	66,693	62,070	80,208	64,973	85,964	102,430	144,321	198,807	251,739
Equity-Income Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.593	17.703	15.360	15.775	13.956	11.302	17.998	17.739	15.184	14.882
Value at End of Year	23.831	22.593	17.703	15.360	15.775	13.956	11.302	17.998	17.739	15.184
Venture III No. of Units	1,203,906	1,413,271	1,546,229	1,873,778	1,998,979	2,324,417	2,533,881	3,098,317	4,134,460	4,382,894
NY Venture III No. of Units	131,005	152,209	189,700	194,122	177,016	199,672	193,609	246,063	279,115	317,099
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.852	17.131	14.871	15.281	13.526	10.958	17.461	17.217	14.745	14.459
Value at End of Year	23.038	21.852	17.131	14.871	15.281	13.526	10.958	17.461	17.217	14.745
Venture III No. of Units	545,467	602,674	720,157	850,401	870,571	976,437	1,091,931	1,457,607	1,888,043	2,573,331
NY Venture III No. of Units	197,411	211,896	222,398	244,591	250,274	268,584	271,261	322,274	401,804	464,276
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.474	16.860	14.658	15.084	8.028	10.850	17.314	17.098	14.665	14.402
Value at End of Year	22.605	21.474	16.860	14.658	15.084	8.028	10.850	17.314	17.098	14.665
Venture III No. of Units	693,563	842,962	943,889	1,075,021	1,034,418	1,134,251	1,228,640	1,666,223	2,172,178	2,534,354
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.349	16.770	14.587	15.019	13.320	10.814	17.265	17.059	14.638	14.383
Value at End of Year	22.463	21.349	16.770	14.587	15.019	13.320	10.814	17.265	17.059	14.638
Venture III No. of Units	61,355	71,545	157,236	120,150	115,266	121,151	136,097	171,482	214,354	295,590
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	24.628	19.375	16.879	17.404	15.459	12.569	20.097	19.887	17.091	16.818
Value at End of Year	25.874	24.628	19.375	16.879	17.404	15.459	12.569	20.097	19.887	17.091
Venture III No. of Units	50,275	63,245	97,261	74,155	56,712	75,798	78,109	94,625	128,197	130,409
Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.658	13.729	11.824	13.284	12.031	8.649	15.889	17.337	14.315	13.256
Value at End of Year	18.870	17.658	13.729	11.824	13.284	12.031	8.649	15.889	17.337	14.315
Venture III No. of Units	28,742	33,728	39,387	40,465	48,485	63,620	73,584	88,638	127,639	179,945
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	18.026	14.022	12.083	13.581	12.306	8.852	16.269	17.760	14.672	13.594
Value at End of Year	19.254	18.026	14.022	12.083	13.581	12.306	8.852	16.269	17.760	14.672
Venture III No. of Units	17,052	14,508	17,154	27,890	49,641	56,639	48,140	54,442	98,212	113,493

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.693	13.784	11.895	13.391	12.152	8.754	16.113	17.617	14.575	13.524
Value at End of Year	18.870	17.693	13.784	11.895	13.391	12.152	8.754	16.113	17.617	14.575
Venture III No. of Units	2,688	2,693	2,803	2,816	4,357	3,647	3,655	3,621	4,978	6,553
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.583	13.705	11.834	13.328	12.100	8.721	16.061	17.569	14.543	13.501
Value at End of Year	18.744	17.583	13.705	11.834	13.328	12.100	8.721	16.061	17.569	14.543
Venture III No. of Units	9,003	8,511	8,284	11,071	15,523	28,212	35,301	51,320	84,336	95,825
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.231	14.983	12.930	14.550	13.207	9.524	17.527	19.147	15.855	14.703
Value at End of Year	20.509	19.231	14.983	12.930	14.550	13.207	9.524	17.527	19.147	15.855
Venture III No. of Units	164,885	201,805	245,828	300,078	372,933	497,431	626,803	581,504	854,054	617,520
NY Venture III No. of Units	12,988	13,344	14,885	19,939	23,436	24,786	36,216	42,078	45,403	33,508
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.910	14.740	12.727	14.329	13.013	9.389	17.287	18.894	15.653	14.523
Value at End of Year	20.156	18.910	14.740	12.727	14.329	13.013	9.389	17.287	18.894	15.653
Venture III No. of Units	51,825	71,631	86,567	99,971	136,188	153,872	174,737	151,574	312,480	380,115
NY Venture III No. of Units	27,411	38,772	41,554	52,243	60,759	51,826	59,726	61,185	75,084	66,298
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.582	14.507	12.544	14.144	12.864	9.295	17.141	18.763	15.568	14.465
Value at End of Year	19.778	18.582	14.507	12.544	14.144	12.864	9.295	17.141	18.763	15.568
Venture III No. of Units	96,975	117,847	132,500	158,944	203,384	226,564	232,240	223,376	399,160	278,434
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.474	14.430	12.483	14.083	12.815	9.265	17.093	18.720	15.540	14.446
Value at End of Year	19.653	18.474	14.430	12.483	14.083	12.815	9.265	17.093	18.720	15.540
Venture III No. of Units	7,941	13,721	18,727	17,149	16,299	17,276	22,488	24,201	56,529	69,839
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	21.274	16.641	14.419	16.291	14.847	10.749	19.862	21.785	18.111	16.862
Value at End of Year	22.598	21.274	16.641	14.419	16.291	14.847	10.749	19.862	21.785	18.111
Venture III No. of Units	10,291	11,134	7,072	8,371	8,862	11,324	15,270	17,085	37,600	32,445
Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.343	11.733	10.282	10.634	9.789	7.590	11.973	12.500	—	—
Value at End of Year	14.504	14.343	11.733	10.282	10.634	9.789	7.590	11.973	—	—
Venture III No. of Units	22,531,457	26,012,667	29,654,783	33,881,410	38,862,545	42,509,699	44,914,486	30,024,016	—	—
NY Venture III No. of Units	1,554,662	1,883,688	2,138,500	2,404,027	2,796,011	3,259,416	3,297,447	1,839,487	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.295	11.700	10.258	10.614	9.776	7.583	11.969	12.500	—	—
Value at End of Year	14.449	14.295	11.700	10.258	10.614	9.776	7.583	11.969	—	—
Venture III No. of Units	55,344	56,746	69,895	92,840	136,130	273,066	410,843	665,711	—	—
NY Venture III No. of Units	26,931	43,275	45,072	56,451	63,769	91,310	117,000	137,635	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.152	11.601	10.186	10.556	9.737	7.564	11.957	12.500	—	—
Value at End of Year	14.283	14.152	11.601	10.186	10.556	9.737	7.564	11.957	—	—
Venture III No. of Units	12,862,721	14,806,196	16,843,605	18,936,877	21,078,013	23,960,832	25,186,875	17,986,003	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.105	11.568	10.162	10.537	9.724	7.558	11.953	12.500	—	—
Value at End of Year	14.229	14.105	11.568	10.162	10.537	9.724	7.558	11.953	—	—
Venture III No. of Units	3,705	3,814	3,955	16,103	21,802	158,814	272,990	485,164	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.965	11.470	10.091	10.479	9.685	7.539	11.941	12.500	—	—
Value at End of Year	14.066	13.965	11.470	10.091	10.479	9.685	7.539	11.941	—	—
Venture III No. of Units	16,974	22,187	25,020	26,481	42,517	113,339	132,470	177,565	—	—
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	27.281	20.461	16.871	17.553	14.968	11.886	21.292	20.902	18.492	17.348
Value at End of Year	29.399	27.281	20.461	16.871	17.553	14.968	11.886	21.292	20.902	18.492
Venture III No. of Units	9,380	4,521	28,559	3,346	3,051	5,085	7,457	11,981	16,853	14,729
NY Venture III No. of Units	1,603	114	1,168	115	735	739	760	791	800	856

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.136	20.363	16.798	17.486	14.918	11.853	21.242	20.864	18.467	17.333
Value at End of Year	29.228	27.136	20.363	16.798	17.486	14.918	11.853	21.242	20.864	18.467
Venture III No. of Units	3,828	2,499	10,611	11,187	2,792	2,173	3,018	5,094	7,685	8,207
NY Venture III No. of Units	2,415	3,981	4,085	6,341	5,857	5,481	5,508	5,649	5,963	6,941
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	26.706	20.070	16.581	17.286	14.770	11.752	21.094	20.750	18.394	17.290
Value at End of Year	28.721	26.706	20.070	16.581	17.286	14.770	11.752	21.094	20.750	18.394
Venture III No. of Units	4,277	11,559	12,639	6,897	8,505	8,422	12,787	16,818	16,617	18,443
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.563	19.973	17.220	—	21.045	—	—	20.712	18.137	17.276
Value at End of Year	28.554	26.563	19.973	—	17.220	—	—	21.045	20.712	18.137
Venture III No. of Units	104	649	14,434	—	4,005	—	—	177	771	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	26.142	19.685	16.297	17.023	14.574	11.620	20.899	20.599	18.296	17.233
Value at End of Year	28.059	26.142	19.685	16.297	17.023	14.574	11.620	20.899	20.599	18.296
Venture III No. of Units	924	928	933	938	1,290	1,298	1,307	1,934	1,765	1,786
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	12.383	11.194	11.519	10.627	8.528	12.561	12.500	—	—
Value at End of Year	—	—	12.383	11.194	11.519	10.627	8.528	12.561	—	—
Venture III No. of Units	—	—	21,858,575	25,025,791	28,374,316	30,064,010	20,655,772	945,211	—	—
NY Venture III No. of Units	—	—	1,707,174	2,012,272	2,215,098	2,375,793	1,740,745	162,659	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	12.351	11.171	11.501	10.616	8.524	12.560	12.500	—	—
Value at End of Year	—	—	12.351	11.171	11.501	10.616	8.524	12.560	—	—
Venture III No. of Units	—	—	4,919	22,521	28,767	30,377	31,069	11,335	—	—
NY Venture III No. of Units	—	—	17,329	19,084	37,195	37,344	37,176	15,692	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	12.256	11.102	11.447	10.582	8.509	12.557	12.500	—	—
Value at End of Year	—	—	12.256	11.102	11.447	10.582	8.509	12.557	—	—
Venture III No. of Units	—	—	11,788,236	13,807,785	15,383,677	16,410,515	11,463,322	716,006	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	12.225	11.079	11.429	10.571	8.504	12.556	12.500	—	—
Value at End of Year	—	—	12.225	11.079	11.429	10.571	8.504	12.556	—	—
Venture III No. of Units	—	—	445	445	445	1,293	4,853	1,753	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	12.131	11.010	11.375	10.537	8.490	12.554	12.500	—	—
Value at End of Year	—	—	12.131	11.010	11.375	10.537	8.490	12.554	—	—
Venture III No. of Units	—	—	54,602	54,903	55,228	59,836	51,346	659	—	—
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	21.452	16.508	13.511	13.514	12.147	9.919	17.198	18.482	15.521	14.501
Value at End of Year	23.295	21.452	16.508	13.511	13.514	12.147	9.919	17.198	18.482	15.521
Venture III No. of Units	2,545,418	298,516	36,916	7,631	8,869	5,371	8,580	29,780	69,914	48,446
NY Venture III No. of Units	208,651	28,603	1,289	—	5	108	191	170	155	163
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.348	16.437	13.459	13.469	12.113	9.895	17.166	18.458	15.509	14.496
Value at End of Year	23.171	21.348	16.437	13.459	13.469	12.113	9.895	17.166	18.458	15.509
Venture III No. of Units	624,291	94,627	10,743	6,470	686	1,774	8,144	35,469	58,164	41,133
NY Venture III No. of Units	170,287	47,615	—	—	—	—	—	134	920	927
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.041	16.224	13.305	13.335	12.010	9.826	17.072	18.384	15.470	14.481
Value at End of Year	22.804	21.041	16.224	13.305	13.335	12.010	9.826	17.072	18.384	15.470
Venture III No. of Units	1,536,117	222,886	3,917	3,075	3,121	3,189	3,326	8,860	11,998	7,515
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.939	16.154	11.976	—	—	9.804	17.041	18.360	15.457	14.477
Value at End of Year	22.682	20.939	16.154	—	—	11.976	9.804	17.041	18.360	15.457
Venture III No. of Units	179,865	29,674	23,286	—	—	671	677	1,390	701	468

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.638	13.103	—	18.287	—	—	—	18.287	15.419	14.462
Value at End of Year	22.322	20.638	—	13.103	—	—	—	18.287	18.287	15.419
Venture III No. of Units	113,751	31,876	—	5,517	—	—	—	—	358	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	19.771	15.054	13.499	14.263	12.821	9.891	16.572	16.195	14.377	13.428
Value at End of Year	—	19.771	15.054	13.499	14.263	12.821	9.891	16.572	16.195	14.377
Venture III No. of Units	—	214,666	242,261	310,358	332,138	395,408	448,391	332,249	456,599	584,896
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.451	15.580	13.978	14.776	13.288	10.257	17.194	16.811	14.931	13.953
Value at End of Year	—	20.451	15.580	13.978	14.776	13.288	10.257	17.194	16.811	14.931
Venture III No. of Units	—	172,076	206,076	293,006	372,599	464,360	519,231	368,902	483,599	658,777
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.073	15.315	13.761	14.568	13.121	10.143	17.029	16.675	14.833	13.882
Value at End of Year	—	20.073	15.315	13.761	14.568	13.121	10.143	17.029	16.675	14.833
Venture III No. of Units	—	9,527	13,184	13,962	46,475	64,729	69,073	51,880	52,594	53,878
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.949	15.228	13.689	14.500	13.066	10.105	16.975	16.630	14.800	13.858
Value at End of Year	—	19.949	15.228	13.689	14.500	13.066	10.105	16.975	16.630	14.800
Venture III No. of Units	—	142,518	154,660	188,834	211,352	262,261	296,413	230,648	294,750	379,986
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.498	16.408	14.740	15.606	14.055	8.213	18.237	17.851	15.885	14.856
Value at End of Year	—	21.498	16.408	14.740	15.606	14.055	8.213	18.237	17.851	15.885
Venture III No. of Units	—	2,640,530	3,445,948	3,963,700	4,679,337	5,638,580	6,101,483	6,152,981	6,237,118	4,405,762
NY Venture III No. of Units	—	213,613	287,961	341,579	355,943	399,042	419,629	416,854	354,968	175,138
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.212	16.198	14.558	15.422	13.897	10.742	18.049	17.675	15.737	14.725
Value at End of Year	—	21.212	16.198	14.558	15.422	13.897	10.742	18.049	17.675	15.737
Venture III No. of Units	—	508,265	578,648	704,612	857,167	990,130	1,088,724	921,813	1,328,832	1,767,029
NY Venture III No. of Units	—	152,970	188,423	210,774	243,704	270,809	256,101	265,727	334,350	318,196
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.845	15.941	14.349	15.224	13.738	10.635	17.897	17.553	15.651	14.666
Value at End of Year	—	20.845	15.941	14.349	15.224	13.738	10.635	17.897	17.553	15.651
Venture III No. of Units	—	1,755,835	2,240,977	2,566,550	3,003,339	3,510,171	3,763,582	3,861,173	3,883,211	2,625,432
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.724	15.857	14.280	15.158	13.686	10.600	17.847	17.512	15.623	14.647
Value at End of Year	—	20.724	15.857	14.280	15.158	13.686	10.600	17.847	17.512	15.623
Venture III No. of Units	—	83,211	98,897	106,507	113,442	141,893	156,536	114,452	163,735	181,238
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.434	17.957	16.197	17.218	15.569	12.077	20.363	20.012	17.880	16.788
Value at End of Year	—	23.434	17.957	16.197	17.218	15.569	12.077	20.363	20.012	17.880
Venture III No. of Units	—	75,533	91,127	98,427	114,457	151,579	151,000	132,627	158,633	151,883
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	12.810	12.389	11.096	10.621
Value at End of Year	—	—	—	—	—	—	8.279	12.810	12.389	11.096
Venture III No. of Units	—	—	—	—	—	—	30,413	42,452	56,921	72,936
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	14.678	14.202	12.727	12.188
Value at End of Year	—	—	—	—	—	—	9.482	14.678	14.202	12.727
Venture III No. of Units	—	—	—	—	—	—	65,018	76,763	95,229	79,038
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	14.537	14.087	12.642	12.126
Value at End of Year	—	—	—	—	—	—	9.376	14.537	14.087	12.642
Venture III No. of Units	—	—	—	—	—	—	9,896	10,169	10,247	10,591

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.491	14.049	12.615	12.105
Value at End of Year	—	—	—	—	—	—	9.342	14.491	14.049	12.615
Venture III No. of Units	—	—	—	—	—	—	20,573	22,145	24,605	24,348
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.790	15.308	13.738	13.184
Value at End of Year	—	—	—	—	—	—	10.189	15.790	15.308	13.738
Venture III No. of Units	—	—	—	—	—	—	3,563,465	4,162,261	3,953,167	2,344,078
NY Venture III No. of Units	—	—	—	—	—	—	319,766	362,827	310,890	137,976
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	16.679	16.179	14.526	13.947
Value at End of Year	—	—	—	—	—	—	10.757	16.679	16.179	14.526
Venture III No. of Units	—	—	—	—	—	—	97,316	133,986	202,916	300,268
NY Venture III No. of Units	—	—	—	—	—	—	38,973	64,092	107,441	109,834
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	16.539	16.067	14.447	13.892
Value at End of Year	—	—	—	—	—	—	10.651	16.539	16.067	14.447
Venture III No. of Units	—	—	—	—	—	—	2,300,256	2,618,626	2,476,013	1,364,373
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	16.492	16.030	14.421	13.874
Value at End of Year	—	—	—	—	—	—	10.615	16.492	16.030	14.421
Venture III No. of Units	—	—	—	—	—	—	13,126	14,992	20,799	27,023
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	19.346	18.832	16.968	16.348
Value at End of Year	—	—	—	—	—	—	12.434	19.346	18.832	16.968
Venture III No. of Units	—	—	—	—	—	—	93,516	103,523	108,797	99,196
Global Bond Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.413	26.240	24.927	23.230	21.411	18.863	20.077	18.620	17.981	19.559
Value at End of Year	24.561	24.413	26.240	24.927	23.230	21.411	18.863	20.077	18.620	17.981
Venture III No. of Units	27,418	30,200	41,124	47,534	62,984	68,647	65,096	72,830	87,463	123,116
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	22.853	24.576	23.358	21.779	20.083	17.702	18.851	17.491	16.900	18.392
Value at End of Year	22.980	22.853	24.576	23.358	21.779	20.083	17.702	18.851	17.491	16.900
Venture III No. of Units	28,186	42,831	41,856	56,189	97,934	112,798	85,044	155,798	93,302	116,053
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	22.431	24.159	22.996	21.474	19.831	17.506	18.671	17.350	16.788	18.298
Value at End of Year	22.522	22.431	24.159	22.996	21.474	19.831	17.506	18.671	17.350	16.788
Venture III No. of Units	1,585	1,328	7,142	7,374	5,142	4,715	5,344	5,850	6,126	6,703
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.292	24.021	22.876	21.373	19.748	17.442	18.611	17.303	16.751	18.267
Value at End of Year	22.372	22.292	24.021	22.876	21.373	19.748	17.442	18.611	17.303	16.751
Venture III No. of Units	10,658	18,460	20,514	21,938	25,552	34,277	23,300	17,567	22,402	32,345
Global Bond Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.466	24.213	23.048	21.526	19.872	17.546	18.711	17.397	16.833	18.332
Value at End of Year	22.569	22.466	24.213	23.048	21.526	19.872	17.546	18.711	17.397	16.833
Venture III No. of Units	1,264,375	1,488,221	1,582,520	1,820,720	2,298,317	2,570,103	2,597,753	3,609,284	3,567,522	2,482,846
NY Venture III No. of Units	95,928	120,701	126,581	141,527	162,999	180,857	172,455	242,358	200,869	94,948
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.369	23.041	21.944	20.505	18.939	16.731	17.850	16.606	16.075	17.515
Value at End of Year	21.456	21.369	23.041	21.944	20.505	18.939	16.731	17.850	16.606	16.075
Venture III No. of Units	139,691	166,700	221,269	237,267	274,321	257,784	318,659	293,695	346,195	577,708
NY Venture III No. of Units	44,540	52,171	62,322	62,038	69,532	80,751	79,471	91,642	133,171	102,785
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.999	22.677	21.629	20.241	18.724	16.565	17.700	16.491	15.987	17.446
Value at End of Year	21.053	20.999	22.677	21.629	20.241	18.724	16.565	17.700	16.491	15.987
Venture III No. of Units	851,464	1,044,729	1,124,956	1,252,244	1,585,940	1,777,407	1,794,321	2,634,752	2,298,488	1,552,367

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.877	22.556	21.526	20.154	18.652	16.510	17.650	16.452	15.958	17.423
Value at End of Year	20.921	20.877	22.556	21.526	20.154	18.652	16.510	17.650	16.452	15.958
Venture III No. of Units	13,232	15,096	19,296	26,134	24,958	34,583	41,707	35,386	43,793	74,572
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.097	18.499	17.681	16.579	15.367	13.622	14.585	13.615	13.226	14.462
Value at End of Year	17.106	17.097	18.499	17.681	16.579	15.367	13.622	14.585	13.615	13.226
Venture III No. of Units	61,027	77,330	91,559	92,120	106,038	131,136	146,408	119,230	124,943	116,178
Global Diversification Trust (formerly American Global Diversification Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	12.448	10.953	11.914	10.786	8.045	12.556	12.500	—	—
Value at End of Year	—	—	12.448	10.953	11.914	10.786	8.045	12.556	—	—
Venture III No. of Units	—	—	14,662,121	16,802,744	19,594,743	21,357,524	19,344,948	2,507,938	—	—
NY Venture III No. of Units	—	—	979,159	1,109,522	1,223,797	1,464,523	1,453,910	146,886	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	12.416	10.930	11.895	10.774	8.041	12.555	12.500	—	—
Value at End of Year	—	—	12.416	10.930	11.895	10.774	8.041	12.555	—	—
Venture III No. of Units	—	—	34,692	48,959	53,919	172,647	185,871	219,740	—	—
NY Venture III No. of Units	—	—	36,646	37,634	46,267	51,086	54,916	7,077	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	12.321	10.862	11.839	10.739	8.027	12.553	12.500	—	—
Value at End of Year	—	—	12.321	10.862	11.839	10.739	8.027	12.553	—	—
Venture III No. of Units	—	—	9,164,666	10,440,464	11,761,843	12,925,534	11,665,964	1,669,326	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	12.289	10.840	11.821	10.728	8.022	12.552	12.500	—	—
Value at End of Year	—	—	12.289	10.840	11.821	10.728	8.022	12.552	—	—
Venture III No. of Units	—	—	14,982	18,685	18,759	140,177	169,307	203,472	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	12.195	10.773	11.765	10.694	8.009	12.549	12.500	—	—
Value at End of Year	—	—	12.195	10.773	11.765	10.694	8.009	12.549	—	—
Venture III No. of Units	—	—	8,858	9,164	9,204	76,853	96,779	132,028	—	—
Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	29.220	22.661	18.925	20.467	19.309	14.943	25.131	25.215	21.304	19.560
Value at End of Year	27.994	29.220	22.661	18.925	20.467	19.309	14.943	25.131	25.215	21.304
Venture III No. of Units	38,129	29,668	30,450	32,960	35,933	39,007	41,785	44,994	54,289	71,685
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	18.998	14.741	12.317	13.327	12.579	9.740	16.389	16.452	13.907	12.775
Value at End of Year	18.192	18.998	14.741	12.317	13.327	12.579	9.740	16.389	16.452	13.907
Venture III No. of Units	55,593	19,930	21,096	28,484	30,960	34,883	40,834	54,127	48,509	93,754
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	18.647	14.491	12.126	13.140	12.421	9.632	16.232	16.318	13.815	12.709
Value at End of Year	17.829	18.647	14.491	12.126	13.140	12.421	9.632	16.232	16.318	13.815
Venture III No. of Units	153	751	129	135	915	913	919	905	2,729	9,186
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.532	14.408	12.063	13.078	12.369	9.596	16.180	16.274	13.784	12.688
Value at End of Year	17.710	18.532	14.408	12.063	13.078	12.369	9.596	16.180	16.274	13.784
Venture III No. of Units	19,394	83,927	84,736	87,126	83,305	83,671	83,852	88,763	90,599	97,354
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.052	16.358	13.688	14.838	14.026	10.876	18.321	18.425	15.597	14.349
Value at End of Year	20.127	21.052	16.358	13.688	14.838	14.026	10.876	18.321	18.425	15.597
Venture III No. of Units	347,615	115,862	117,307	133,171	153,081	160,988	187,231	249,795	410,093	440,210
NY Venture III No. of Units	30,204	5,517	7,486	7,185	9,312	9,066	10,889	18,700	22,399	12,723
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.228	16.503	13.816	14.985	14.171	10.995	18.529	18.645	15.790	14.534
Value at End of Year	20.285	21.228	16.503	13.816	14.985	14.171	10.995	18.529	18.645	15.790
Venture III No. of Units	186,795	83,249	96,279	108,939	118,519	129,485	147,958	182,095	255,941	323,448
NY Venture III No. of Units	61,688	17,586	19,106	23,035	28,497	26,480	27,953	33,500	38,474	53,562

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.860	16.242	13.618	14.792	14.010	10.886	18.373	18.516	15.704	14.477
Value at End of Year	19.904	20.860	16.242	13.618	14.792	14.010	10.886	18.373	18.516	15.704
Venture III No. of Units	262,710	57,467	75,795	73,191	79,379	92,113	111,747	150,702	176,574	189,376
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.739	16.155	13.552	14.728	13.956	10.849	18.322	18.473	15.676	14.458
Value at End of Year	19.778	20.739	16.155	13.552	14.728	13.956	10.849	18.322	18.473	15.676
Venture III No. of Units	20,381	10,697	15,586	15,346	17,575	19,267	18,856	21,387	28,756	33,789
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.922	18.662	15.679	17.065	16.195	12.609	21.324	21.533	18.300	16.903
Value at End of Year	22.779	23.922	18.662	15.679	17.065	16.195	12.609	21.324	21.533	18.300
Venture III No. of Units	20,066	2,135	753	4,458	6,477	10,873	16,229	18,366	23,333	15,693
Health Sciences Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	42.490	28.592	22.031	20.256	17.799	13.728	19.911	17.203	16.137	14.564
Value at End of Year	55.098	42.490	28.592	22.031	20.256	17.799	13.728	19.911	17.203	16.137
Venture III No. of Units	44,629	49,008	62,350	69,021	73,028	94,987	108,300	139,073	211,460	286,983
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	41.606	28.012	21.594	19.865	17.463	13.476	19.555	16.904	15.865	14.325
Value at End of Year	53.924	41.606	28.012	21.594	19.865	17.463	13.476	19.555	16.904	15.865
Venture III No. of Units	40,282	36,786	36,916	60,757	74,013	83,995	98,415	181,030	219,928	265,282
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	40.838	27.536	21.259	19.586	17.244	13.327	19.368	16.768	15.760	14.252
Value at End of Year	52.850	40.838	27.536	21.259	19.586	17.244	13.327	19.368	16.768	15.760
Venture III No. of Units	2,633	2,535	2,637	2,648	2,660	2,032	2,051	3,138	5,943	6,542
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	40.585	27.379	21.149	19.494	17.172	13.277	19.306	16.722	15.725	14.227
Value at End of Year	52.496	40.585	27.379	21.149	19.494	17.172	13.277	19.306	16.722	15.725
Venture III No. of Units	25,739	25,758	24,393	29,372	28,662	35,999	39,210	65,245	103,457	117,394
Health Sciences Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	41.341	27.873	21.526	19.823	17.453	13.487	19.606	16.973	15.952	14.424
Value at End of Year	53.493	41.341	27.873	21.526	19.823	17.453	13.487	19.606	16.973	15.952
Venture III No. of Units	270,999	313,577	356,681	475,037	465,299	532,512	598,792	740,503	861,464	1,011,800
NY Venture III No. of Units	35,481	31,108	31,769	28,304	29,606	38,413	37,750	46,740	58,061	58,297
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	45.776	30.879	23.859	21.982	19.364	14.972	21.774	18.860	17.734	16.043
Value at End of Year	59.202	45.776	30.879	23.859	21.982	19.364	14.972	21.774	18.860	17.734
Venture III No. of Units	122,675	127,143	148,027	157,673	171,607	185,420	216,480	317,472	463,291	550,178
NY Venture III No. of Units	35,833	49,016	50,023	51,432	54,987	61,064	81,999	89,384	126,020	134,034
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	44.984	30.390	23.516	21.699	19.143	14.823	21.591	18.729	17.637	15.980
Value at End of Year	58.090	44.984	30.390	23.516	21.699	19.143	14.823	21.591	18.729	17.637
Venture III No. of Units	178,134	212,733	225,891	252,837	277,824	293,961	327,790	410,361	514,020	588,658
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	44.722	30.228	23.403	21.606	19.070	14.774	21.530	18.686	17.605	15.959
Value at End of Year	57.724	44.722	30.228	23.403	21.606	19.070	14.774	21.530	18.686	17.605
Venture III No. of Units	27,817	31,261	36,415	32,726	30,546	39,825	41,912	48,874	80,698	124,753
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	46.716	31.623	24.520	22.671	20.040	15.549	22.694	19.725	18.612	16.897
Value at End of Year	60.207	46.716	31.623	24.520	22.671	20.040	15.549	22.694	19.725	18.612
Venture III No. of Units	23,817	23,896	27,326	21,896	29,996	20,476	31,875	21,524	45,858	63,089
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	11.448	6.391	11.517	12.500	—	—
Value at End of Year	—	—	—	—	12.531	11.448	6.391	11.517	—	—
Venture III No. of Units	—	—	—	—	270,659	294,016	99,022	3,829	—	—
NY Venture III No. of Units	—	—	—	—	1,376	2,735	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	11.433	6.385	11.947	12.500	—	—
Value at End of Year	—	—	—	—	12.508	11.433	6.385	11.947	—	—
Venture III No. of Units	—	—	—	—	58,372	66,585	19,968	—	—	—
NY Venture III No. of Units	—	—	—	—	3,789	22,269	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	11.387	6.369	11.501	12.500	—	—
Value at End of Year	—	—	—	—	12.439	11.387	6.369	11.501	—	—
Venture III No. of Units	—	—	—	—	137,335	168,091	7,955	838	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	11.372	6.364	11.498	12.500	—	—
Value at End of Year	—	—	—	—	12.417	11.372	6.364	11.498	—	—
Venture III No. of Units	—	—	—	—	13,063	31,093	1,720	1,728	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	11.327	11.919	—	12.500	—	—
Value at End of Year	—	—	—	—	12.348	11.327	—	11.919	—	—
Venture III No. of Units	—	—	—	—	24,486	12,009	—	—	—	—
High Yield Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.565	23.011	19.661	19.810	17.700	11.646	16.799	16.805	15.479	15.175
Value at End of Year	24.190	24.565	23.011	19.661	19.810	17.700	11.646	16.799	16.805	15.479
Venture III No. of Units	38,636	64,561	85,738	84,747	94,880	138,321	109,735	124,505	181,294	241,663
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	23.626	22.143	18.929	19.081	17.057	11.229	16.206	16.220	14.947	14.661
Value at End of Year	23.254	23.626	22.143	18.929	19.081	17.057	11.229	16.206	16.220	14.947
Venture III No. of Units	62,460	77,984	73,603	97,173	90,899	104,699	94,123	108,487	148,760	219,258
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	23.190	21.767	18.635	18.814	16.843	11.104	16.050	16.089	14.849	14.586
Value at End of Year	22.790	23.190	21.767	18.635	18.814	16.843	11.104	16.050	16.089	14.849
Venture III No. of Units	4,191	5,028	1,151	46,328	54,269	55,040	50,618	44,319	50,468	51,756
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.046	21.643	18.539	18.725	16.773	11.063	15.999	16.045	14.816	14.561
Value at End of Year	22.638	23.046	21.643	18.539	18.725	16.773	11.063	15.999	16.045	14.816
Venture III No. of Units	50,224	32,920	31,108	30,411	35,129	56,331	36,675	42,720	54,964	70,122
High Yield Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	24.132	22.642	19.365	12.531	17.511	11.533	16.679	16.730	15.428	15.146
Value at End of Year	23.679	24.132	22.642	19.365	12.531	17.511	11.533	16.679	16.730	15.428
Venture III No. of Units	826,902	1,057,905	911,335	966,771	1,281,819	1,553,535	1,221,562	1,061,694	1,564,435	1,797,146
NY Venture III No. of Units	39,871	52,109	34,234	35,234	43,338	67,234	63,659	81,199	104,589	126,053
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.700	23.186	19.841	12.508	17.959	11.834	17.123	17.184	15.855	15.572
Value at End of Year	24.224	24.700	23.186	19.841	12.508	17.959	11.834	17.123	17.184	15.855
Venture III No. of Units	140,715	179,237	190,782	241,868	240,942	255,368	246,498	365,731	482,504	646,754
NY Venture III No. of Units	27,153	31,395	24,211	31,912	27,343	33,647	39,456	54,861	89,565	100,941
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	24.272	22.819	19.556	12.439	17.755	11.717	16.979	17.065	15.769	15.510
Value at End of Year	23.769	24.272	22.819	19.556	12.439	17.755	11.717	16.979	17.065	15.769
Venture III No. of Units	477,666	645,038	440,451	490,315	619,162	721,689	481,502	475,768	696,966	800,087
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.131	22.698	19.462	12.417	17.687	11.678	16.931	17.026	15.740	15.490
Value at End of Year	23.619	24.131	22.698	19.462	12.417	17.687	11.678	16.931	17.026	15.740
Venture III No. of Units	32,021	36,521	44,926	46,927	48,507	46,751	35,617	42,985	55,007	62,867
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	22.894	21.566	18.520	12.348	16.881	11.163	16.208	16.324	15.113	14.896
Value at End of Year	22.375	22.894	21.566	18.520	12.348	16.881	11.163	16.208	16.324	15.113
Venture III No. of Units	41,627	42,840	44,336	45,369	48,036	74,841	58,408	56,233	77,223	96,377

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	22.100	22.223	20.790	20.087
Value at End of Year	—	—	—	—	—	—	15.188	22.100	22.223	20.790
Venture III No. of Units	—	—	—	—	—	—	123,923	175,383	235,083	296,296
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	14.685	14.774	13.829	13.367
Value at End of Year	—	—	—	—	—	—	10.087	14.685	14.774	13.829
Venture III No. of Units	—	—	—	—	—	—	154,202	209,366	281,201	335,218
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	14.544	14.655	13.737	13.299
Value at End of Year	—	—	—	—	—	—	9.975	14.544	14.655	13.737
Venture III No. of Units	—	—	—	—	—	—	614	3,237	7,589	11,416
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.498	14.615	13.707	13.276
Value at End of Year	—	—	—	—	—	—	9.938	14.498	14.615	13.707
Venture III No. of Units	—	—	—	—	—	—	44,884	54,979	67,816	100,800
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.008	15.122	14.179	13.730
Value at End of Year	—	—	—	—	—	—	10.299	15.008	15.122	14.179
Venture III No. of Units	—	—	—	—	—	—	842,168	1,161,731	1,379,833	1,597,506
NY Venture III No. of Units	—	—	—	—	—	—	60,263	73,901	90,859	94,668
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	15.505	15.630	14.663	14.206
Value at End of Year	—	—	—	—	—	—	10.635	15.505	15.630	14.663
Venture III No. of Units	—	—	—	—	—	—	437,869	621,429	780,201	943,761
NY Venture III No. of Units	—	—	—	—	—	—	101,570	143,920	218,821	253,761
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	15.374	15.522	14.583	14.149
Value at End of Year	—	—	—	—	—	—	10.529	15.374	15.522	14.583
Venture III No. of Units	—	—	—	—	—	—	495,341	621,431	805,475	917,091
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.331	15.486	14.557	14.131
Value at End of Year	—	—	—	—	—	—	10.494	15.331	15.486	14.557
Venture III No. of Units	—	—	—	—	—	—	51,780	77,487	91,076	124,401
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	16.385	16.576	15.604	15.171
Value at End of Year	—	—	—	—	—	—	11.199	16.385	16.576	15.604
Venture III No. of Units	—	—	—	—	—	—	44,349	48,178	71,569	76,555
International Core Trust (formerly International Stock Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	18.648	15.167	13.403	15.069	13.981	11.980	19.845	18.109	14.755	12.937
Value at End of Year	17.114	18.648	15.167	13.403	15.069	13.981	11.980	19.845	18.109	14.755
Venture III No. of Units	15,366	16,989	18,393	20,380	25,329	27,209	33,232	42,193	66,919	99,150
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	18.709	15.225	13.461	15.142	14.055	12.050	19.971	18.233	14.863	13.038
Value at End of Year	17.162	18.709	15.225	13.461	15.142	14.055	12.050	19.971	18.233	14.863
Venture III No. of Units	21,244	22,313	24,831	36,480	42,980	45,727	63,356	75,565	87,303	88,700
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	18.364	14.966	13.252	14.929	13.878	11.917	19.779	18.085	14.765	12.971
Value at End of Year	16.820	18.364	14.966	13.252	14.929	13.878	11.917	19.779	18.085	14.765
Venture III No. of Units	48	733	173	16,750	16,766	16,742	16,972	17,451	17,510	18,995
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.250	14.881	13.184	14.859	13.820	11.872	19.716	18.036	14.732	12.949
Value at End of Year	16.707	18.250	14.881	13.184	14.859	13.820	11.872	19.716	18.036	14.732
Venture III No. of Units	14,418	16,791	18,663	15,664	17,298	24,288	35,383	35,969	42,894	51,870

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
International Core Trust (formerly International Stock Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.520	16.718	14.803	16.684	15.507	13.301	22.088	20.208	16.485	14.484
Value at End of Year	18.788	20.520	16.718	14.803	16.684	15.507	13.301	22.088	20.208	16.485
Venture III No. of Units	244,827	271,212	306,180	369,233	413,189	438,218	452,078	561,368	535,764	488,083
NY Venture III No. of Units	11,038	12,511	14,403	22,736	24,173	20,290	19,159	24,593	19,747	8,135
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.817	16.154	14.311	16.137	15.006	12.878	21.396	19.584	15.984	14.051
Value at End of Year	18.136	19.817	16.154	14.311	16.137	15.006	12.878	21.396	19.584	15.984
Venture III No. of Units	86,874	93,202	101,501	123,957	185,120	197,512	205,207	259,931	267,642	329,380
NY Venture III No. of Units	8,748	8,977	10,391	11,656	11,533	19,816	19,650	25,286	45,979	17,799
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.474	15.898	14.105	15.929	14.835	12.750	21.216	19.449	15.897	13.995
Value at End of Year	17.795	19.474	15.898	14.105	15.929	14.835	12.750	21.216	19.449	15.897
Venture III No. of Units	118,424	135,654	140,605	159,432	184,173	206,713	219,556	270,034	174,590	125,223
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.361	15.814	14.037	15.861	14.778	12.708	21.156	19.404	15.868	13.977
Value at End of Year	17.683	19.361	15.814	14.037	15.861	14.778	12.708	21.156	19.404	15.868
Venture III No. of Units	4,439	5,477	6,474	9,604	9,444	10,680	16,468	34,349	31,196	43,834
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.153	20.575	18.292	20.699	19.315	16.634	27.734	25.475	20.865	18.405
Value at End of Year	22.938	25.153	20.575	18.292	20.699	19.315	16.634	27.734	25.475	20.865
Venture III No. of Units	187	2,257	12,767	2,438	3,740	4,038	3,188	4,874	5,219	8,058
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	16.018	18.987	17.410	12.840	23.540	20.736	16.799	14.645
Value at End of Year	—	—	—	16.018	18.987	17.410	12.840	23.540	20.736	16.799
Venture III No. of Units	—	—	—	18,238	27,372	18,352	28,702	31,322	50,827	37,794
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	15.956	18.924	17.361	12.810	23.497	20.709	16.785	14.640
Value at End of Year	—	—	—	15.956	18.924	17.361	12.810	23.497	20.709	16.785
Venture III No. of Units	—	—	—	39,742	52,224	40,111	43,214	49,610	93,238	96,260
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	15.774	18.736	17.214	12.720	23.369	20.626	16.743	14.625
Value at End of Year	—	—	—	15.774	18.736	17.214	12.720	23.369	20.626	16.743
Venture III No. of Units	—	—	—	728	653	622	641	580	1,260	1,690
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	15.714	18.674	17.166	12.691	23.326	20.599	16.729	14.620
Value at End of Year	—	—	—	15.714	18.674	17.166	12.691	23.326	20.599	16.729
Venture III No. of Units	—	—	—	23,371	22,476	19,871	21,290	24,239	33,724	26,017
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	15.770	18.734	17.202	12.720	23.364	20.627	16.740	14.621
Value at End of Year	—	—	—	15.770	18.734	17.202	12.720	23.364	20.627	16.740
Venture III No. of Units	—	—	—	226,249	279,449	117,910	140,317	187,505	448,041	403,664
NY Venture III No. of Units	—	—	—	32,482	35,361	16,412	16,663	20,912	31,002	36,615
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	15.710	18.672	17.153	12.690	23.321	20.599	16.726	14.617
Value at End of Year	—	—	—	15.710	18.672	17.153	12.690	23.321	20.599	16.726
Venture III No. of Units	—	—	—	162,711	191,891	106,620	123,135	147,438	227,017	335,510
NY Venture III No. of Units	—	—	—	73,180	80,237	38,510	40,425	47,963	49,272	45,556
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	15.530	18.486	17.008	12.602	23.193	20.517	16.685	14.602
Value at End of Year	—	—	—	15.530	18.486	17.008	12.602	23.193	20.517	16.685
Venture III No. of Units	—	—	—	150,226	199,749	93,822	106,406	175,723	247,228	255,295
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	15.471	18.424	16.960	12.573	23.151	20.490	16.671	14.597
Value at End of Year	—	—	—	15.471	18.424	16.960	12.573	23.151	20.490	16.671
Venture III No. of Units	—	—	—	16,161	15,954	6,135	7,862	15,379	19,667	21,823

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	15.294	18.241	16.816	12.485	23.024	20.409	16.630	14.583
Value at End of Year	—	—	—	15.294	18.241	16.816	12.485	23.024	20.409	16.630
Venture III No. of Units	—	—	—	14,729	12,418	8,149	8,260	10,051	14,557	11,860
International Equity Index Trust B - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	14.892	13.217	12.500	—	—	—	—	—	—	—
Value at End of Year	13.973	14.892	13.217	—	—	—	—	—	—	—
Venture III No. of Units	13,351	14,548	20,735	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	14.884	13.216	12.500	—	—	—	—	—	—	—
Value at End of Year	13.958	14.884	13.216	—	—	—	—	—	—	—
Venture III No. of Units	52,005	54,687	57,262	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.849	13.211	12.500	—	—	—	—	—	—	—
Value at End of Year	13.897	14.849	13.211	—	—	—	—	—	—	—
Venture III No. of Units	21,425	21,538	22,850	—	—	—	—	—	—	—
International Equity Index Trust B - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	14.858	13.213	12.500	—	—	—	—	—	—	—
Value at End of Year	13.914	14.858	13.213	—	—	—	—	—	—	—
Venture III No. of Units	194,000	224,232	253,759	—	—	—	—	—	—	—
NY Venture III No. of Units	38,730	40,117	41,030	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.849	13.212	12.500	—	—	—	—	—	—	—
Value at End of Year	13.899	14.849	13.212	—	—	—	—	—	—	—
Venture III No. of Units	113,173	127,094	149,776	—	—	—	—	—	—	—
NY Venture III No. of Units	46,909	56,605	86,672	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	14.824	13.208	12.500	—	—	—	—	—	—	—
Value at End of Year	13.854	14.824	13.208	—	—	—	—	—	—	—
Venture III No. of Units	94,025	131,894	177,715	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	14.815	13.207	12.500	—	—	—	—	—	—	—
Value at End of Year	13.839	14.815	13.207	—	—	—	—	—	—	—
Venture III No. of Units	19,670	19,511	106,718	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	14.789	13.204	12.500	—	—	—	—	—	—	—
Value at End of Year	13.794	14.789	13.204	—	—	—	—	—	—	—
Venture III No. of Units	12,517	12,927	69,028	—	—	—	—	—	—	—
International Growth Stock Trust - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	15.167	12.972	12.500	—	—	—	—	—	—	—
Value at End of Year	14.920	15.167	12.972	—	—	—	—	—	—	—
Venture III No. of Units	6,439	8,651	11,983	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	15.159	12.971	12.500	—	—	—	—	—	—	—
Value at End of Year	14.903	15.159	12.971	—	—	—	—	—	—	—
Venture III No. of Units	14,857	15,638	16,760	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.123	12.967	12.500	—	—	—	—	—	—	—
Value at End of Year	14.839	15.123	12.967	—	—	—	—	—	—	—
Venture III No. of Units	8,610	6,953	3,242	—	—	—	—	—	—	—
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	15.167	12.972	12.500	—	—	—	—	—	—	—
Value at End of Year	14.920	15.167	12.972	—	—	—	—	—	—	—
Venture III No. of Units	119,709	144,650	175,414	—	—	—	—	—	—	—
NY Venture III No. of Units	28,732	23,451	12,323	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.159	12.971	12.500	—	—	—	—	—	—	—
Value at End of Year	14.903	15.159	12.971	—	—	—	—	—	—	—
Venture III No. of Units	33,190	41,705	77,083	—	—	—	—	—	—	—
NY Venture III No. of Units	22,339	11,748	11,881	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.132	12.968	12.500	—	—	—	—	—	—	—
Value at End of Year	14.855	15.132	12.968	—	—	—	—	—	—	—
Venture III No. of Units	87,520	92,401	119,607	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.123	12.967	12.500	—	—	—	—	—	—	—
Value at End of Year	14.839	15.123	12.967	—	—	—	—	—	—	—
Venture III No. of Units	11,655	12,486	11,387	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.097	12.964	12.500	—	—	—	—	—	—	—
Value at End of Year	14.791	15.097	12.964	—	—	—	—	—	—	—
Venture III No. of Units	240	1,284	2,294	—	—	—	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.280	16.097	14.432	10.688	22.026	18.698	15.342	12.500
Value at End of Year	—	—	—	13.280	16.097	14.432	10.688	22.026	18.698	15.342
Venture III No. of Units	—	—	—	230,551	320,555	309,802	399,955	597,292	357,911	144,781
NY Venture III No. of Units	—	—	—	11,799	19,513	19,242	20,508	23,719	11,821	1,006
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	13.236	16.051	14.398	10.669	21.997	18.683	15.336	12.500
Value at End of Year	—	—	—	13.236	16.051	14.398	10.669	21.997	18.683	15.336
Venture III No. of Units	—	—	—	96,585	69,584	87,112	94,603	128,635	86,504	56,591
NY Venture III No. of Units	—	—	—	12,467	11,808	11,690	13,649	16,222	30,299	6,025
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	13.104	15.915	14.297	10.610	21.909	18.636	15.321	12.500
Value at End of Year	—	—	—	13.104	15.915	14.297	10.610	21.909	18.636	15.321
Venture III No. of Units	—	—	—	135,815	167,350	185,212	186,655	251,802	199,270	53,237
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	13.060	15.870	14.264	10.591	21.880	18.621	15.316	12.500
Value at End of Year	—	—	—	13.060	15.870	14.264	10.591	21.880	18.621	15.316
Venture III No. of Units	—	—	—	17,162	42,155	44,466	40,134	41,955	16,569	6,809
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.930	15.736	14.164	10.533	21.793	18.575	15.301	12.500
Value at End of Year	—	—	—	12.930	15.736	14.164	10.533	21.793	18.575	15.301
Venture III No. of Units	—	—	—	2,524	2,368	4,578	13,141	14,026	9,436	30,054
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	27.647	25.523	20.314	18.756
Value at End of Year	—	—	—	—	—	—	12.785	27.647	25.523	20.314
Venture III No. of Units	—	—	—	—	—	—	32,179	39,408	36,757	47,391
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	25.534	23.584	18.780	17.348
Value at End of Year	—	—	—	—	—	—	11.802	25.534	23.584	18.780
Venture III No. of Units	—	—	—	—	—	—	26,356	28,167	30,668	31,531
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	25.289	23.393	18.656	17.259
Value at End of Year	—	—	—	—	—	—	11.671	25.289	23.393	18.656
Venture III No. of Units	—	—	—	—	—	—	442	687	901	1,169
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	25.208	23.330	18.615	17.230
Value at End of Year	—	—	—	—	—	—	11.628	25.208	23.330	18.615
Venture III No. of Units	—	—	—	—	—	—	14,433	16,309	17,116	84,068

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	27.071	25.045	19.961	18.468
Value at End of Year	—	—	—	—	—	—	12.485	27.071	25.045	19.961
Venture III No. of Units	—	—	—	—	—	—	348,831	530,150	523,687	551,672
NY Venture III No. of Units	—	—	—	—	—	—	23,705	23,128	29,375	25,055
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	26.111	24.169	19.272	17.840
Value at End of Year	—	—	—	—	—	—	12.036	26.111	24.169	19.272
Venture III No. of Units	—	—	—	—	—	—	75,508	127,573	134,362	172,609
NY Venture III No. of Units	—	—	—	—	—	—	59,847	60,222	69,857	77,841
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	25.891	24.001	19.167	17.770
Value at End of Year	—	—	—	—	—	—	11.917	25.891	24.001	19.167
Venture III No. of Units	—	—	—	—	—	—	204,229	314,851	325,857	333,776
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	25.818	23.946	19.133	17.746
Value at End of Year	—	—	—	—	—	—	11.877	25.818	23.946	19.133
Venture III No. of Units	—	—	—	—	—	—	26,131	29,045	26,277	43,454
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	30.826	28.634	22.912	21.284
Value at End of Year	—	—	—	—	—	—	14.160	30.826	28.634	22.912
Venture III No. of Units	—	—	—	—	—	—	10,831	14,624	19,159	25,876
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.765	14.295	12.194	14.798	12.261	12.500	—	—	—	—
Value at End of Year	16.269	17.765	14.295	12.194	14.798	12.261	—	—	—	—
Venture III No. of Units	17,766	19,902	24,890	29,033	30,995	39,339	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	17.728	14.272	12.181	14.790	12.260	12.500	—	—	—	—
Value at End of Year	16.227	17.728	14.272	12.181	14.790	12.260	—	—	—	—
Venture III No. of Units	15,183	13,694	13,533	17,909	25,253	25,234	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.618	14.206	12.142	14.765	12.257	12.500	—	—	—	—
Value at End of Year	16.103	17.618	14.206	12.142	14.765	12.257	—	—	—	—
Venture III No. of Units	1,109	686	690	4,286	4,264	4,278	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.582	14.183	12.129	14.756	12.257	12.500	—	—	—	—
Value at End of Year	16.062	17.582	14.183	12.129	14.756	12.257	—	—	—	—
Venture III No. of Units	5,314	5,464	5,756	15,616	10,922	38,419	—	—	—	—
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.614	14.210	12.141	14.768	12.261	12.500	—	—	—	—
Value at End of Year	16.097	17.614	14.210	12.141	14.768	12.261	—	—	—	—
Venture III No. of Units	193,769	224,208	232,205	271,427	359,168	455,398	—	—	—	—
NY Venture III No. of Units	25,967	27,771	28,791	31,107	36,002	35,197	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.578	14.188	12.128	14.760	12.260	12.500	—	—	—	—
Value at End of Year	16.056	17.578	14.188	12.128	14.760	12.260	—	—	—	—
Venture III No. of Units	24,797	24,193	92,174	114,184	93,326	104,807	—	—	—	—
NY Venture III No. of Units	35,569	56,774	58,546	75,143	77,552	81,698	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.469	14.121	12.090	14.735	12.257	12.500	—	—	—	—
Value at End of Year	15.932	17.469	14.121	12.090	14.735	12.257	—	—	—	—
Venture III No. of Units	136,469	155,693	195,553	226,479	259,476	304,642	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.433	14.099	12.077	14.727	12.257	12.500	—	—	—	—
Value at End of Year	15.891	17.433	14.099	12.077	14.727	12.257	—	—	—	—
Venture III No. of Units	19,758	19,551	22,548	29,414	24,418	27,175	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.326	14.033	12.038	14.702	12.254	12.500	—	—	—	—
Value at End of Year	15.770	17.326	14.033	12.038	14.702	12.254	—	—	—	—
Venture III No. of Units	4,713	13,347	8,827	12,648	23,617	31,211	—	—	—	—
International Value Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	21.483	17.313	14.745	17.201	16.194	12.126	21.503	19.961	15.659	14.401
Value at End of Year	18.488	21.483	17.313	14.745	17.201	16.194	12.126	21.503	19.961	15.659
Venture III No. of Units	99,413	98,996	111,170	153,405	148,932	160,848	192,381	265,433	350,485	417,916
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	24.435	19.701	16.787	19.593	18.455	13.826	24.530	22.783	17.881	16.453
Value at End of Year	21.017	24.435	19.701	16.787	19.593	18.455	13.826	24.530	22.783	17.881
Venture III No. of Units	64,986	68,327	78,588	120,166	142,663	151,741	184,011	232,842	304,004	348,919
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	23.983	19.367	16.527	19.318	18.224	13.673	24.295	22.598	17.763	16.369
Value at End of Year	20.598	23.983	19.367	16.527	19.318	18.224	13.673	24.295	22.598	17.763
Venture III No. of Units	266	967	1,215	2,065	23,688	23,369	25,443	21,454	24,927	29,355
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.835	19.256	16.441	19.227	18.147	13.622	24.217	22.537	17.724	16.341
Value at End of Year	20.460	23.835	19.256	16.441	19.227	18.147	13.622	24.217	22.537	17.724
Venture III No. of Units	21,030	25,391	24,025	29,800	43,920	44,544	56,512	64,452	89,461	126,013
International Value Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	25.659	20.721	17.693	20.672	19.501	14.622	25.995	24.168	19.006	17.516
Value at End of Year	22.046	25.659	20.721	17.693	20.672	19.501	14.622	25.995	24.168	19.006
Venture III No. of Units	472,158	537,853	632,171	799,987	952,801	1,037,974	1,203,720	1,636,467	2,136,477	2,365,952
NY Venture III No. of Units	55,229	60,772	65,275	74,945	82,185	77,235	87,033	113,646	113,836	111,421
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.167	19.525	16.680	19.499	18.404	13.806	24.557	22.843	17.972	16.571
Value at End of Year	20.754	24.167	19.525	16.680	19.499	18.404	13.806	24.557	22.843	17.972
Venture III No. of Units	240,472	279,742	328,795	386,218	486,616	538,954	619,508	859,755	1,275,306	1,778,386
NY Venture III No. of Units	59,906	75,900	90,125	97,257	103,590	121,726	138,836	167,119	219,452	274,198
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	23.748	19.216	16.441	19.248	18.194	13.669	24.350	22.685	17.875	16.506
Value at End of Year	20.364	23.748	19.216	16.441	19.248	18.194	13.669	24.350	22.685	17.875
Venture III No. of Units	302,350	354,752	434,029	506,207	577,126	634,000	741,351	951,421	1,309,416	1,308,769
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.610	19.114	16.362	19.165	18.125	13.624	24.282	22.632	17.842	16.484
Value at End of Year	20.235	23.610	19.114	16.362	19.165	18.125	13.624	24.282	22.632	17.842
Venture III No. of Units	34,483	38,743	44,584	49,313	54,659	58,036	67,849	170,936	202,221	247,003
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	29.040	23.545	20.185	23.679	22.427	16.883	30.136	28.131	22.211	20.551
Value at End of Year	24.851	29.040	23.545	20.185	23.679	22.427	16.883	30.136	28.131	22.211
Venture III No. of Units	19,635	22,869	27,095	25,998	24,783	30,129	42,042	97,883	127,272	120,713
Investment Quality Bond Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	22.564	23.388	22.103	20.791	19.671	17.784	18.389	17.604	17.279	17.177
Value at End of Year	23.410	22.564	23.388	22.103	20.791	19.671	17.784	18.389	17.604	17.279
Venture III No. of Units	18,251	15,102	21,904	29,099	41,622	32,683	41,664	57,965	69,304	95,627
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.284	19.999	18.909	17.796	16.845	15.237	15.763	15.098	14.827	14.747
Value at End of Year	19.997	19.284	19.999	18.909	17.796	16.845	15.237	15.763	15.098	14.827
Venture III No. of Units	30,317	42,089	43,187	53,066	59,262	58,637	75,191	79,167	101,409	145,901
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	18.928	19.659	18.616	17.546	16.634	15.069	15.612	14.975	14.729	14.671
Value at End of Year	19.598	18.928	19.659	18.616	17.546	16.634	15.069	15.612	14.975	14.729
Venture III No. of Units	355	3,809	4,016	4,900	4,966	4,989	5,902	7,421	7,248	7,439

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.811	19.547	18.519	17.464	16.564	15.013	15.562	14.935	14.696	14.646
Value at End of Year	19.467	18.811	19.547	18.519	17.464	16.564	15.013	15.562	14.935	14.696
Venture III No. of Units	14,740	16,710	20,256	27,010	31,720	38,454	49,736	94,249	103,652	119,558
Investment Quality Bond Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	18.782	19.491	18.471	17.410	16.496	14.947	15.478	14.857	14.613	14.560
Value at End of Year	19.447	18.782	19.491	18.471	17.410	16.496	14.947	15.478	14.857	14.613
Venture III No. of Units	921,943	1,045,428	1,139,930	1,234,762	1,523,401	1,788,106	1,888,832	2,683,110	2,448,788	1,409,281
NY Venture III No. of Units	259,020	293,590	306,971	322,836	477,783	508,980	488,690	732,403	689,638	401,675
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.566	19.276	18.277	17.235	16.338	14.811	15.345	14.737	14.502	14.457
Value at End of Year	19.213	18.566	19.276	18.277	17.235	16.338	14.811	15.345	14.737	14.502
Venture III No. of Units	127,775	127,189	157,977	166,200	224,594	244,788	265,781	322,493	396,365	503,001
NY Venture III No. of Units	49,394	41,030	42,421	46,160	70,579	71,797	66,044	98,014	87,768	117,279
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.244	18.971	18.014	17.013	16.152	14.665	15.216	14.635	14.423	14.400
Value at End of Year	18.852	18.244	18.971	18.014	17.013	16.152	14.665	15.216	14.635	14.423
Venture III No. of Units	656,375	703,287	771,141	798,012	971,921	1,087,041	1,006,690	1,455,125	1,379,440	742,543
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.138	18.870	17.928	16.940	16.091	14.616	15.173	14.602	14.397	14.381
Value at End of Year	18.734	18.138	18.870	17.928	16.940	16.091	14.616	15.173	14.602	14.397
Venture III No. of Units	15,221	15,195	22,136	29,152	22,573	21,807	22,659	47,538	68,692	59,544
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.224	16.904	16.084	15.220	14.479	13.172	13.695	13.198	13.033	13.038
Value at End of Year	16.731	16.224	16.904	16.084	15.220	14.479	13.172	13.695	13.198	13.033
Venture III No. of Units	31,332	44,279	66,152	78,288	47,167	42,354	45,345	37,746	40,606	35,487
Large Cap Growth Trust (merged into Capital Appreciation Trust eff 04-28-2006) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.587
Value at End of Year	—	—	—	—	—	—	—	—	—	15.370
Venture III No. of Units	—	—	—	—	—	—	—	—	—	265,189
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.162
Value at End of Year	—	—	—	—	—	—	—	—	—	11.001
Venture III No. of Units	—	—	—	—	—	—	—	—	—	344,821
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.105
Value at End of Year	—	—	—	—	—	—	—	—	—	10.929
Venture III No. of Units	—	—	—	—	—	—	—	—	—	19,012
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.086
Value at End of Year	—	—	—	—	—	—	—	—	—	10.905
Venture III No. of Units	—	—	—	—	—	—	—	—	—	226,691
Large Cap Growth Trust (merged into Capital Appreciation Trust eff 04-28-2006) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.285
Value at End of Year	—	—	—	—	—	—	—	—	—	12.082
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,329,866
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	88,515
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.952
Value at End of Year	—	—	—	—	—	—	—	—	—	12.731
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,053,481
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	358,362
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.901
Value at End of Year	—	—	—	—	—	—	—	—	—	12.662
Venture III No. of Units	—	—	—	—	—	—	—	—	—	568,378

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.884
Value at End of Year	—	—	—	—	—	—	—	—	—	12.639
Venture III No. of Units	—	—	—	—	—	—	—	—	—	89,460
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.214
Value at End of Year	—	—	—	—	—	—	—	—	—	14.903
Venture III No. of Units	—	—	—	—	—	—	—	—	—	45,580
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	12.723	13.207	—	—	—	—	—	—
Value at End of Year	—	—	—	12.723	—	—	—	—	—	—
Venture III No. of Units	—	—	—	22,072	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	12.681	13.169	—	—	—	—	—	—
Value at End of Year	—	—	—	12.681	—	—	—	—	—	—
Venture III No. of Units	—	—	—	40,221	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	12.513	13.021	—	—	—	—	—	—
Value at End of Year	—	—	—	12.513	—	—	—	—	—	—
Venture III No. of Units	—	—	—	7,470	—	—	—	—	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	12.600	13.107	11.736	9.139	15.403	15.464	13.772	12.500
Value at End of Year	—	—	—	12.600	13.107	11.736	9.139	15.403	15.464	13.772
Venture III No. of Units	—	—	—	100,332	129,179	145,695	159,381	210,981	9,102	3,117
NY Venture III No. of Units	—	—	—	3,031	4,570	4,792	5,036	3,523	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	12.559	13.070	11.709	9.122	15.383	15.451	13.767	12.500
Value at End of Year	—	—	—	12.559	13.070	11.709	9.122	15.383	15.451	13.767
Venture III No. of Units	—	—	—	79,656	127,825	142,239	177,696	249,447	8,948	3,843
NY Venture III No. of Units	—	—	—	8,661	9,730	9,730	11,893	10,966	175	176
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	12.434	12.960	11.627	9.072	15.321	15.413	13.753	12.500
Value at End of Year	—	—	—	12.434	12.960	11.627	9.072	15.321	15.413	13.753
Venture III No. of Units	—	—	—	60,380	63,617	69,499	91,289	139,843	6,203	3,601
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	12.392	12.923	11.600	9.056	15.301	15.386	—	—
Value at End of Year	—	—	—	12.392	12.923	11.600	9.056	15.301	—	—
Venture III No. of Units	—	—	—	8,492	17,898	20,759	26,337	39,921	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.269	12.813	11.519	9.006	15.240	15.348	—	—
Value at End of Year	—	—	—	12.269	12.813	11.519	9.006	15.240	—	—
Venture III No. of Units	—	—	—	7,261	4,149	6,875	7,626	14,332	—	—
Large Cap Value Trust (merged into Equity-Income Trust eff 05-02-2011) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.029	15.688	24.929	24.329	21.366	18.844
Value at End of Year	—	—	—	—	18.376	17.029	15.688	24.929	24.329	21.366
Venture III No. of Units	—	—	—	—	218,676	225,165	275,954	369,691	567,625	511,731
NY Venture III No. of Units	—	—	—	—	34,613	27,702	33,342	40,069	48,715	26,031
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	16.973	15.643	24.871	24.284	21.338	18.829
Value at End of Year	—	—	—	—	18.306	16.973	15.643	24.871	24.284	21.338
Venture III No. of Units	—	—	—	—	107,360	98,356	113,075	167,980	233,528	171,268
NY Venture III No. of Units	—	—	—	—	21,070	23,280	26,897	27,911	41,153	27,951
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.804	15.511	24.698	24.152	21.253	18.782
Value at End of Year	—	—	—	—	18.097	16.804	15.511	24.698	24.152	21.253
Venture III No. of Units	—	—	—	—	160,235	165,037	178,993	302,182	390,817	315,857

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.748	15.467	24.641	24.108	21.225	18.766
Value at End of Year	—	—	—	—	18.028	16.748	15.467	24.641	24.108	21.225
Venture III No. of Units	—	—	—	—	41,585	38,627	45,117	44,661	124,578	60,611
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	16.581	15.336	24.469	23.976	21.140	18.720
Value at End of Year	—	—	—	—	17.821	16.581	15.336	24.469	23.976	21.140
Venture III No. of Units	—	—	—	—	16,608	17,226	22,231	25,413	67,994	26,753
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	22.459	18.018	15.710	17.082	14.913	11.178	19.592	18.351	16.157	14.846
Value at End of Year	22.400	22.459	18.018	15.710	17.082	14.913	11.178	19.592	18.351	16.157
Venture III No. of Units	52,180	57,234	59,606	67,157	67,654	86,790	98,556	198,439	211,684	204,235
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	21.053	16.899	14.741	16.037	14.008	10.505	18.421	17.263	15.207	13.980
Value at End of Year	20.987	21.053	16.899	14.741	16.037	14.008	10.505	18.421	17.263	15.207
Venture III No. of Units	96,183	119,983	106,027	160,680	162,598	124,686	134,842	211,714	331,015	335,991
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.664	16.612	14.513	15.812	13.832	10.389	18.245	17.123	15.106	13.908
Value at End of Year	20.569	20.664	16.612	14.513	15.812	13.832	10.389	18.245	17.123	15.106
Venture III No. of Units	13,443	13,443	13,443	14,273	14,278	14,283	13,443	13,443	13,443	14,607
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.536	16.517	14.437	15.737	13.774	10.350	18.186	17.077	15.073	13.885
Value at End of Year	20.431	20.536	16.517	14.437	15.737	13.774	10.350	18.186	17.077	15.073
Venture III No. of Units	12,262	17,305	17,851	28,451	19,866	20,413	41,975	52,104	248,846	109,718
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.494	18.087	15.794	17.213	15.069	11.309	19.876	18.641	16.451	15.139
Value at End of Year	22.412	22.494	18.087	15.794	17.213	15.069	11.309	19.876	18.641	16.451
Venture III No. of Units	837,329	979,139	1,234,425	1,805,173	2,112,619	2,416,264	2,403,421	3,167,682	3,951,950	3,739,525
NY Venture III No. of Units	48,358	171,747	166,298	192,344	194,279	215,845	212,157	218,345	222,271	211,686
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.398	18.018	15.742	17.165	15.034	11.289	19.850	18.626	16.446	15.142
Value at End of Year	22.305	22.398	18.018	15.742	17.165	15.034	11.289	19.850	18.626	16.446
Venture III No. of Units	455,909	563,472	620,303	699,765	752,947	759,806	867,448	976,542	1,539,646	2,053,300
NY Venture III No. of Units	61,514	167,678	186,879	199,882	239,618	289,983	331,756	467,027	1,161,176	1,238,355
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	22.010	17.733	15.516	16.944	14.863	11.177	19.683	18.497	16.357	15.082
Value at End of Year	21.886	22.010	17.733	15.516	16.944	14.863	11.177	19.683	18.497	16.357
Venture III No. of Units	750,519	916,351	1,077,120	1,404,546	1,650,673	1,705,500	1,871,639	2,295,079	3,224,882	3,479,824
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.882	17.639	15.441	16.870	14.806	11.140	19.628	18.455	16.327	15.062
Value at End of Year	21.748	21.882	17.639	15.441	16.870	14.806	11.140	19.628	18.455	16.327
Venture III No. of Units	76,828	76,387	104,245	124,619	114,745	118,740	123,992	133,141	218,831	228,050
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.965	20.962	18.378	20.109	17.675	13.318	23.501	22.130	19.608	18.116
Value at End of Year	25.768	25.965	20.962	18.378	20.109	17.675	13.318	23.501	22.130	19.608
Venture III No. of Units	68,527	187,471	192,151	200,256	224,774	233,524	242,358	266,055	351,055	370,668
Lifestyle Aggressive PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.790	—	—	—	—	—	—	—	—	—
Value at End of Year	13.262	12.790	—	—	—	—	—	—	—	—
Venture III No. of Units	310	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.789	—	—	—	—	—	—	—	—	—
Value at End of Year	13.255	12.789	—	—	—	—	—	—	—	—
Venture III No. of Units	175	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Aggressive PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.783	—	—	—	—	—	—	—	—	—
Value at End of Year	13.229	12.783	—	—	—	—	—	—	—	—
Venture III No. of Units	57,404	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	124,857	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.783	—	—	—	—	—	—	—	—	—
Value at End of Year	13.222	12.783	—	—	—	—	—	—	—	—
Venture III No. of Units	4,594	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	161,251	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.781	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.201	12.781	—	—	—	—	—	—	—	—
Venture III No. of Units	72,906	639	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.781	—	—	—	—	—	—	—	—	—
Value at End of Year	13.194	12.781	—	—	—	—	—	—	—	—
Venture III No. of Units	1,596	—	—	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	25.899	23.345	21.218	21.436	19.502	15.163	22.439	21.428	19.323	18.379
Value at End of Year	26.567	25.899	23.345	21.218	21.436	19.502	15.163	22.439	21.428	19.323
Venture III No. of Units	468,077	556,756	606,228	751,201	807,722	920,846	1,072,649	1,426,261	1,679,197	1,774,783
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.614	18.591	16.905	17.088	15.554	12.100	17.915	17.116	15.442	14.695
Value at End of Year	21.136	20.614	18.591	16.905	17.088	15.554	12.100	17.915	17.116	15.442
Venture III No. of Units	520,197	705,772	793,841	909,313	1,086,637	1,196,834	1,237,228	1,676,411	1,864,446	1,992,227
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.234	18.275	16.643	16.848	15.359	11.966	17.743	16.978	15.340	14.620
Value at End of Year	20.715	20.234	18.275	16.643	16.848	15.359	11.966	17.743	16.978	15.340
Venture III No. of Units	50,690	38,892	40,938	50,864	67,407	74,290	91,202	192,489	213,874	231,639
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.108	18.171	16.557	16.769	15.294	11.921	17.686	16.932	15.306	14.595
Value at End of Year	20.576	20.108	18.171	16.557	16.769	15.294	11.921	17.686	16.932	15.306
Venture III No. of Units	224,415	346,479	481,531	530,875	613,404	647,918	760,071	846,164	1,088,237	1,403,312
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.072	19.035	17.326	17.540	13.058	12.462	18.483	17.684	15.979	15.209
Value at End of Year	21.562	21.072	19.035	17.326	17.540	13.058	12.462	18.483	17.684	15.979
Venture III No. of Units	102,798,205	125,079,870	140,660,179	157,353,922	180,403,917	191,121,702	182,842,399	175,395,483	144,947,752	94,296,454
NY Venture III No. of Units	2,397,969	7,208,491	7,986,696	8,783,525	9,940,692	10,678,822	10,461,235	9,408,903	7,525,973	4,738,222
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.243	19.199	17.484	17.709	16.156	12.595	18.688	17.890	16.173	15.402
Value at End of Year	21.726	21.243	19.199	17.484	17.709	16.156	12.595	18.688	17.890	16.173
Venture III No. of Units	2,089,245	2,784,546	3,431,000	3,806,022	4,403,539	4,783,240	5,142,554	6,464,214	8,269,917	9,920,421
NY Venture III No. of Units	638,062	1,852,424	2,149,670	2,439,237	2,694,883	2,995,646	3,178,827	4,238,871	5,084,282	5,378,750
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.875	18.895	17.233	17.481	15.972	12.470	18.531	17.766	16.085	15.341
Value at End of Year	21.318	20.875	18.895	17.233	17.481	15.972	12.470	18.531	17.766	16.085
Venture III No. of Units	55,504,869	69,665,624	78,637,060	87,807,529	99,716,352	107,058,965	101,397,260	96,407,643	82,807,828	55,966,479
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.754	18.795	17.150	17.405	15.911	12.428	18.479	17.725	16.056	15.321
Value at End of Year	21.184	20.754	18.795	17.150	17.405	15.911	12.428	18.479	17.725	16.056
Venture III No. of Units	317,198	365,702	459,834	559,052	586,546	793,612	884,172	1,216,107	1,579,146	2,092,464
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	21.555	19.550	17.866	18.159	16.625	13.006	19.366	18.604	16.878	16.129
Value at End of Year	21.969	21.555	19.550	17.866	18.159	16.625	13.006	19.366	18.604	16.878
Venture III No. of Units	1,200,684	1,402,442	1,591,508	1,725,333	2,012,058	2,318,287	2,517,179	3,356,916	3,861,646	3,369,127

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Balanced PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.635	—	—	—	—	—	—	—	—	—
Value at End of Year	13.169	12.635	—	—	—	—	—	—	—	—
Venture III No. of Units	10,980	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.633	—	—	—	—	—	—	—	—	—
Value at End of Year	13.162	12.633	—	—	—	—	—	—	—	—
Venture III No. of Units	31,479	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.633	—	—	—	—	—	—	—	—	—
Value at End of Year	13.134	12.633	—	—	—	—	—	—	—	—
Venture III No. of Units	1,255	—	—	—	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.666	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.254	14.666	—	—	—	—	—	—	—	—
Venture III No. of Units	6,932,259	311,853	—	—	—	—	—	—	—	—
NY Venture III No. of Units	5,622,717	94,355	—	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.647	—	—	—	—	—	—	—	—	—
Value at End of Year	15.227	14.647	—	—	—	—	—	—	—	—
Venture III No. of Units	111,148	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	1,379,380	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.635	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.116	12.635	—	—	—	—	—	—	—	—
Venture III No. of Units	7,377,323	91,365	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.634	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.088	12.634	—	—	—	—	—	—	—	—
Venture III No. of Units	21,522	4,841	—	—	—	—	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	25.803	25.254	23.661	23.078	21.501	17.959	21.625	20.865	19.561	19.328
Value at End of Year	26.654	25.803	25.254	23.661	23.078	21.501	17.959	21.625	20.865	19.561
Venture III No. of Units	61,146	65,888	93,030	134,184	163,849	165,112	149,016	182,846	186,546	275,146
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	19.472	19.067	17.874	17.442	16.258	13.587	16.368	15.801	14.821	14.652
Value at End of Year	20.105	19.472	19.067	17.874	17.442	16.258	13.587	16.368	15.801	14.821
Venture III No. of Units	122,466	152,685	340,591	309,689	361,445	330,981	414,884	263,358	250,578	230,460
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.113	18.743	17.597	17.197	16.054	13.436	16.212	15.673	14.723	14.577
Value at End of Year	19.704	19.113	18.743	17.597	17.197	16.054	13.436	16.212	15.673	14.723
Venture III No. of Units	13,482	19,714	24,544	19,714	7,115	883	3,600	3,600	3,600	5,251
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.995	18.637	17.505	17.116	15.986	13.386	16.160	15.631	14.690	14.552
Value at End of Year	19.572	18.995	18.637	17.505	17.116	15.986	13.386	16.160	15.631	14.690
Venture III No. of Units	42,533	40,453	124,209	127,127	163,561	204,958	140,931	89,295	78,538	98,194
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.249	18.872	17.723	17.317	16.171	13.538	16.322	15.779	14.835	14.669
Value at End of Year	19.850	19.249	18.872	17.723	17.317	16.171	13.538	16.322	15.779	14.835
Venture III No. of Units	21,889,601	28,262,753	39,058,585	41,521,592	44,357,070	45,272,909	31,334,426	15,451,718	11,332,448	9,393,143
NY Venture III No. of Units	665,761	1,877,494	2,257,966	2,451,236	3,157,898	2,991,307	2,092,909	977,809	766,116	504,755
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.058	18.695	17.565	17.172	16.043	13.437	16.209	15.677	14.747	14.590
Value at End of Year	19.644	19.058	18.695	17.565	17.172	16.043	13.437	16.209	15.677	14.747
Venture III No. of Units	461,860	641,131	1,001,863	1,045,117	1,085,022	1,167,421	1,433,627	734,284	810,075	1,164,691
NY Venture III No. of Units	441,818	857,401	923,787	899,218	899,765	812,727	954,054	554,030	722,780	684,576

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.728	18.399	17.313	16.950	15.860	13.304	16.073	15.569	14.667	14.532
Value at End of Year	19.275	18.728	18.399	17.313	16.950	15.860	13.304	16.073	15.569	14.667
Venture III No. of Units	11,027,647	14,346,897	19,542,139	19,804,139	22,550,827	22,175,482	15,888,960	6,487,890	4,920,253	3,457,488
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.620	18.301	17.230	16.877	15.800	13.260	16.027	15.533	14.640	14.513
Value at End of Year	19.153	18.620	18.301	17.230	16.877	15.800	13.260	16.027	15.533	14.640
Venture III No. of Units	72,846	177,146	248,306	226,378	227,326	234,165	290,548	162,235	206,170	259,431
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.836	17.557	16.555	16.240	15.226	12.798	15.492	15.036	14.194	14.091
Value at End of Year	18.320	17.836	17.557	16.555	16.240	15.226	12.798	15.492	15.036	14.194
Venture III No. of Units	276,617	372,621	521,312	418,584	431,175	488,751	547,513	387,319	474,461	567,074
Lifestyle Conservative PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.528	—	—	—	—	—	—	—	—	—
Value at End of Year	13.001	12.528	—	—	—	—	—	—	—	—
Venture III No. of Units	45,531	—	—	—	—	—	—	—	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.527	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.026	13.527	—	—	—	—	—	—	—	—
Venture III No. of Units	1,124,273	13,369	—	—	—	—	—	—	—	—
NY Venture III No. of Units	1,324,745	3,926	—	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.510	—	—	—	—	—	—	—	—	—
Value at End of Year	14.001	13.510	—	—	—	—	—	—	—	—
Venture III No. of Units	94,180	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	331,695	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.512	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.948	12.512	—	—	—	—	—	—	—	—
Venture III No. of Units	1,059,868	85,500	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.512	—	—	—	—	—	—	—	—	—
Value at End of Year	12.941	12.512	—	—	—	—	—	—	—	—
Venture III No. of Units	319	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.511	—	—	—	—	—	—	—	—	—
Value at End of Year	12.920	12.511	—	—	—	—	—	—	—	—
Venture III No. of Units	46,050	—	—	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.843	21.163	18.896	19.522	17.561	13.394	21.480	20.311	18.192	17.019
Value at End of Year	24.965	24.843	21.163	18.896	19.522	17.561	13.394	21.480	20.311	18.192
Venture III No. of Units	228,062	265,443	300,921	394,738	496,250	599,420	734,624	968,318	1,260,618	1,372,384
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.818	17.743	15.850	16.384	14.745	11.252	18.054	17.080	15.306	14.326
Value at End of Year	20.909	20.818	17.743	15.850	16.384	14.745	11.252	18.054	17.080	15.306
Venture III No. of Units	453,600	519,856	563,405	760,572	1,023,585	1,093,125	1,193,029	1,538,251	1,803,470	1,929,805
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.433	17.441	15.604	16.154	14.560	11.127	17.881	16.942	15.204	14.253
Value at End of Year	20.492	20.433	17.441	15.604	16.154	14.560	11.127	17.881	16.942	15.204
Venture III No. of Units	23,163	20,759	22,853	9,303	14,334	22,276	30,488	53,710	80,911	105,686
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.307	17.342	15.523	16.078	14.499	11.086	17.823	16.896	15.171	14.229
Value at End of Year	20.355	20.307	17.342	15.523	16.078	14.499	11.086	17.823	16.896	15.171
Venture III No. of Units	254,782	307,330	275,582	288,246	333,996	432,667	502,053	614,788	1,020,418	959,607

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.688	18.515	16.573	17.158	15.459	11.821	18.977	17.989	16.143	15.124
Value at End of Year	21.768	21.688	18.515	16.573	17.158	15.459	11.821	18.977	17.989	16.143
Venture III No. of Units	129,807,708	160,784,779	173,906,904	189,327,730	209,770,810	224,281,040	225,398,523	217,127,345	178,248,910	96,307,550
NY Venture III No. of Units	3,235,903	8,206,841	8,882,324	9,808,581	10,820,426	11,683,092	11,610,531	11,824,648	8,891,714	3,888,784
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.833	18.647	16.700	17.298	15.593	11.930	19.161	18.172	16.316	15.293
Value at End of Year	21.902	21.833	18.647	16.700	17.298	15.593	11.930	19.161	18.172	16.316
Venture III No. of Units	2,065,451	2,403,910	2,933,664	3,340,768	3,987,185	4,302,533	4,911,015	5,829,855	7,198,032	8,510,674
NY Venture III No. of Units	583,864	2,063,852	2,323,557	2,562,083	2,813,699	3,035,411	3,258,953	4,235,285	5,105,055	4,979,384
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.455	18.352	16.460	17.075	15.415	11.811	19.000	18.046	16.227	15.233
Value at End of Year	21.490	21.455	18.352	16.460	17.075	15.415	11.811	19.000	18.046	16.227
Venture III No. of Units	85,050,412	106,420,289	115,662,422	126,441,058	139,657,380	148,662,493	149,282,959	141,935,228	119,503,584	66,073,107
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.330	18.254	16.381	17.001	15.356	11.772	18.946	18.005	16.198	15.213
Value at End of Year	21.355	21.330	18.254	16.381	17.001	15.356	11.772	18.946	18.005	16.198
Venture III No. of Units	338,751	379,760	452,166	525,366	652,895	720,792	841,577	1,130,645	1,448,763	1,619,428
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.568	20.200	18.155	18.870	17.070	13.106	21.124	20.104	18.114	17.038
Value at End of Year	23.561	23.568	20.200	18.155	18.870	17.070	13.106	21.124	20.104	18.114
Venture III No. of Units	1,464,657	1,658,483	1,849,901	2,132,023	2,327,931	2,673,863	2,741,938	3,265,652	3,745,256	2,896,914
Lifestyle Growth PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.713	—	—	—	—	—	—	—	—	—
Value at End of Year	13.276	12.713	—	—	—	—	—	—	—	—
Venture III No. of Units	9,193	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.711	—	—	—	—	—	—	—	—	—
Value at End of Year	13.269	12.711	—	—	—	—	—	—	—	—
Venture III No. of Units	7,129	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.711	—	—	—	—	—	—	—	—	—
Value at End of Year	13.241	12.711	—	—	—	—	—	—	—	—
Venture III No. of Units	239	—	—	—	—	—	—	—	—	—
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.443	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.085	15.443	—	—	—	—	—	—	—	—
Venture III No. of Units	18,804,475	1,503,538	—	—	—	—	—	—	—	—
NY Venture III No. of Units	5,937,785	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.424	—	—	—	—	—	—	—	—	—
Value at End of Year	16.056	15.424	—	—	—	—	—	—	—	—
Venture III No. of Units	93,935	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	1,524,090	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.713	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.214	12.713	—	—	—	—	—	—	—	—
Venture III No. of Units	18,608,249	1,061,734	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.713	—	—	—	—	—	—	—	—	—
Value at End of Year	13.207	12.713	—	—	—	—	—	—	—	—
Venture III No. of Units	1,601	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.711	—	—	—	—	—	—	—	—	—
Value at End of Year	13.186	12.711	—	—	—	—	—	—	—	—
Venture III No. of Units	66,600	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	26.520	24.461	22.473	22.326	20.531	16.402	22.009	21.252	19.567	19.098
Value at End of Year	27.374	26.520	24.461	22.473	22.326	20.531	16.402	22.009	21.252	19.567
Venture III No. of Units	182,025	200,904	206,947	267,488	292,223	305,571	336,784	366,149	448,294	528,972
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.322	18.753	17.238	17.134	15.764	12.600	16.915	16.342	15.054	14.701
Value at End of Year	20.966	20.322	18.753	17.238	17.134	15.764	12.600	16.915	16.342	15.054
Venture III No. of Units	142,759	221,958	243,138	447,118	377,148	467,418	403,225	441,138	533,594	638,792
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.946	18.435	16.971	16.894	15.566	12.460	16.753	16.210	14.954	14.625
Value at End of Year	20.548	19.946	18.435	16.971	16.894	15.566	12.460	16.753	16.210	14.954
Venture III No. of Units	2,338	12,994	13,074	16,824	19,056	17,548	17,650	24,345	27,267	24,007
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.823	18.330	16.882	16.814	15.501	12.414	16.700	16.166	14.921	14.601
Value at End of Year	20.410	19.823	18.330	16.882	16.814	15.501	12.414	16.700	16.166	14.921
Venture III No. of Units	77,212	80,786	82,751	117,730	130,138	179,990	251,590	192,207	279,300	288,994
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.468	18.922	17.410	17.329	15.959	12.789	17.190	16.631	15.345	15.000
Value at End of Year	21.076	20.468	18.922	17.410	17.329	15.959	12.789	17.190	16.631	15.345
Venture III No. of Units	30,671,749	36,717,081	42,473,053	46,644,910	52,102,020	54,822,382	46,772,413	39,400,814	32,031,060	23,696,672
NY Venture III No. of Units	903,833	2,433,620	2,984,386	3,117,322	3,500,803	3,287,197	2,987,433	2,223,182	1,663,651	972,142
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.422	18.888	17.388	17.316	15.955	12.792	17.202	16.652	15.372	15.033
Value at End of Year	21.018	20.422	18.888	17.388	17.316	15.955	12.792	17.202	16.652	15.372
Venture III No. of Units	847,317	921,572	1,079,446	1,453,402	1,595,331	1,836,908	1,808,924	2,000,045	2,474,041	2,947,609
NY Venture III No. of Units	214,305	613,544	734,192	853,916	1,012,024	1,088,404	1,137,110	1,439,735	1,645,168	1,665,305
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.068	18.589	17.139	17.093	15.773	12.665	17.058	16.537	15.288	14.974
Value at End of Year	20.623	20.068	18.589	17.139	17.093	15.773	12.665	17.058	16.537	15.288
Venture III No. of Units	15,944,553	19,915,852	22,927,381	25,405,407	27,502,915	28,453,008	23,956,397	18,541,134	15,782,723	10,558,478
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.952	18.491	17.056	17.019	15.713	12.623	17.010	16.499	15.261	14.954
Value at End of Year	20.493	19.952	18.491	17.056	17.019	15.713	12.623	17.010	16.499	15.261
Venture III No. of Units	133,429	172,472	188,326	226,429	241,168	288,897	222,437	280,148	367,012	536,227
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	19.882	18.453	17.048	17.036	15.752	12.674	17.103	16.615	15.391	15.105
Value at End of Year	20.391	19.882	18.453	17.048	17.036	15.752	12.674	17.103	16.615	15.391
Venture III No. of Units	363,649	421,903	468,654	512,416	616,982	604,555	666,345	775,469	871,648	986,641
Lifestyle Moderate PS Series - Series I Shares (units first credited 12-06-2013)
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.592	—	—	—	—	—	—	—	—	—
Value at End of Year	13.084	12.592	—	—	—	—	—	—	—	—
Venture III No. of Units	8,373	—	—	—	—	—	—	—	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.399	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.958	14.399	—	—	—	—	—	—	—	—
Venture III No. of Units	1,575,089	74,904	—	—	—	—	—	—	—	—
NY Venture III No. of Units	1,721,324	77,336	—	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.381	—	—	—	—	—	—	—	—	—
Value at End of Year	14.932	14.381	—	—	—	—	—	—	—	—
Venture III No. of Units	136,730	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	472,112	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.603	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.067	12.603	—	—	—	—	—	—	—	—
Venture III No. of Units	2,276,797	64,145	—	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.603	—	—	—	—	—	—	—	—	—
Value at End of Year	13.060	12.603	—	—	—	—	—	—	—	—
Venture III No. of Units	8,307	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.602	—	—	—	—	—	—	—	—	—
Value at End of Year	13.039	12.602	—	—	—	—	—	—	—	—
Venture III No. of Units	1,123	—	—	—	—	—	—	—	—	—
Mid Cap Core Trust (merged into Mid Cap Index Trust eff 12-01-2006) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.991
Value at End of Year	—	—	—	—	—	—	—	—	—	17.698
Venture III No. of Units	—	—	—	—	—	—	—	—	—	387,718
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	29,763
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.977
Value at End of Year	—	—	—	—	—	—	—	—	—	17.675
Venture III No. of Units	—	—	—	—	—	—	—	—	—	63,822
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	41,745
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.935
Value at End of Year	—	—	—	—	—	—	—	—	—	17.604
Venture III No. of Units	—	—	—	—	—	—	—	—	—	221,679
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.921
Value at End of Year	—	—	—	—	—	—	—	—	—	17.581
Venture III No. of Units	—	—	—	—	—	—	—	—	—	7,503
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.878
Value at End of Year	—	—	—	—	—	—	—	—	—	17.511
Venture III No. of Units	—	—	—	—	—	—	—	—	—	23,820
Mid Cap Index Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	30.716	23.474	20.315	21.128	17.050	12.674	20.265	19.164	17.757	16.115
Value at End of Year	33.037	30.716	23.474	20.315	21.128	17.050	12.674	20.265	19.164	17.757
Venture III No. of Units	40,394	43,531	48,489	56,755	71,309	75,846	93,920	92,379	122,584	132,888
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	29.368	22.455	19.443	20.231	16.334	12.148	19.433	18.387	17.045	15.476
Value at End of Year	31.571	29.368	22.455	19.443	20.231	16.334	12.148	19.433	18.387	17.045
Venture III No. of Units	68,598	72,678	75,907	101,647	105,842	109,978	114,781	119,657	149,371	191,144
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	28.825	22.073	19.141	19.947	16.129	12.013	19.247	18.238	16.933	15.397
Value at End of Year	30.941	28.825	22.073	19.141	19.947	16.129	12.013	19.247	18.238	16.933
Venture III No. of Units	4,943	5,353	4,945	5,540	5,550	5,889	5,922	5,687	7,060	6,992
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	28.647	21.947	19.042	19.853	16.061	11.969	19.186	18.189	16.896	15.371
Value at End of Year	30.734	28.647	21.947	19.042	19.853	16.061	11.969	19.186	18.189	16.896
Venture III No. of Units	21,410	23,898	23,386	33,584	41,079	31,423	51,817	46,444	61,027	68,406
Mid Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	29.397	22.512	19.513	20.338	16.435	12.251	19.623	18.588	17.266	15.701
Value at End of Year	31.553	29.397	22.512	19.513	20.338	16.435	12.251	19.623	18.588	17.266
Venture III No. of Units	212,104	266,448	272,020	338,630	464,875	490,311	601,124	668,289	948,753	777,606
NY Venture III No. of Units	29,048	29,644	21,151	25,521	27,685	28,013	29,422	42,752	68,563	45,505
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.967	21.427	18.582	19.378	15.667	11.684	18.724	17.746	16.492	15.005
Value at End of Year	30.003	27.967	21.427	18.582	19.378	15.667	11.684	18.724	17.746	16.492
Venture III No. of Units	118,970	156,647	171,616	220,339	243,831	288,730	323,380	364,692	438,383	524,786
NY Venture III No. of Units	39,245	58,893	77,780	85,815	91,693	95,290	99,880	103,360	139,280	115,037

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	27.483	21.088	18.315	19.128	15.488	11.569	18.567	17.623	16.402	14.945
Value at End of Year	29.439	27.483	21.088	18.315	19.128	15.488	11.569	18.567	17.623	16.402
Venture III No. of Units	212,922	259,372	299,921	354,680	384,418	472,207	491,538	572,126	678,826	515,525
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	27.323	20.976	18.227	19.046	15.429	11.530	18.514	17.582	16.373	14.926
Value at End of Year	29.253	27.323	20.976	18.227	19.046	15.429	11.530	18.514	17.582	16.373
Venture III No. of Units	12,381	12,983	8,901	19,848	19,035	20,725	26,502	28,565	53,385	72,368
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	32.513	24.997	21.755	22.766	18.470	13.824	22.230	21.143	19.718	18.002
Value at End of Year	34.758	32.513	24.997	21.755	22.766	18.470	13.824	22.230	21.143	19.718
Venture III No. of Units	10,470	14,073	14,419	22,267	17,938	19,557	27,356	37,610	48,679	27,551
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	11.492	12.500	—	—
Value at End of Year	—	—	—	—	—	—	6.537	11.492	—	—
Venture III No. of Units	—	—	—	—	—	—	31,676	22,484	—	—
NY Venture III No. of Units	—	—	—	—	—	—	879	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	11.489	12.500	—	—
Value at End of Year	—	—	—	—	—	—	6.531	11.489	—	—
Venture III No. of Units	—	—	—	—	—	—	10,874	9,233	—	—
NY Venture III No. of Units	—	—	—	—	—	—	781	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	11.477	12.500	—	—
Value at End of Year	—	—	—	—	—	—	6.515	11.477	—	—
Venture III No. of Units	—	—	—	—	—	—	36,389	28,302	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	11.473	12.500	—	—
Value at End of Year	—	—	—	—	—	—	6.510	11.473	—	—
Venture III No. of Units	—	—	—	—	—	—	2,983	183	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	11.462	12.500	—	—
Value at End of Year	—	—	—	—	—	—	6.493	11.462	—	—
Venture III No. of Units	—	—	—	—	—	—	4,968	—	—	—
Mid Cap Stock Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.609	18.286	15.213	17.032	14.068	10.888	19.686	16.197	14.502	12.867
Value at End of Year	26.147	24.609	18.286	15.213	17.032	14.068	10.888	19.686	16.197	14.502
Venture III No. of Units	126,570	135,474	160,538	181,709	216,970	236,809	283,714	296,237	370,523	494,884
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	29.653	22.045	18.349	20.554	16.985	13.153	23.792	19.585	17.544	15.575
Value at End of Year	31.490	29.653	22.045	18.349	20.554	16.985	13.153	23.792	19.585	17.544
Venture III No. of Units	106,016	126,735	143,074	183,006	211,619	235,825	286,316	277,918	363,977	472,099
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	29.105	21.670	18.064	20.265	16.772	13.007	23.564	19.427	17.428	15.495
Value at End of Year	30.862	29.105	21.670	18.064	20.265	16.772	13.007	23.564	19.427	17.428
Venture III No. of Units	5,742	6,230	7,174	7,816	7,895	7,320	8,176	6,839	7,499	9,418
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	28.925	21.546	17.970	20.170	16.701	12.959	23.488	14.965	17.390	15.468
Value at End of Year	30.656	28.925	21.546	17.970	20.170	16.701	12.959	23.488	14.965	17.390
Venture III No. of Units	45,535	109,524	115,522	119,651	121,846	140,882	153,006	119,748	217,859	207,376
Mid Cap Stock Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	29.408	21.902	18.251	20.478	16.952	13.151	23.821	19.635	17.616	15.651
Value at End of Year	31.190	29.408	21.902	18.251	20.478	16.952	13.151	23.821	19.635	17.616
Venture III No. of Units	483,494	632,352	837,603	878,810	1,019,186	1,162,711	1,404,843	1,745,175	1,969,886	2,162,180
NY Venture III No. of Units	35,548	44,492	50,346	55,382	60,695	68,131	68,871	73,201	81,808	78,688

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.787	22.940	19.126	21.470	17.782	13.802	25.013	20.627	18.516	16.459
Value at End of Year	32.635	30.787	22.940	19.126	21.470	17.782	13.802	25.013	20.627	18.516
Venture III No. of Units	244,115	308,347	373,508	465,435	541,788	579,914	655,395	664,861	876,479	1,190,521
NY Venture III No. of Units	60,170	102,033	114,409	121,636	122,412	128,222	138,211	154,535	192,866	231,243
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	30.254	22.576	18.851	21.193	17.580	13.665	24.802	20.484	18.416	16.394
Value at End of Year	32.022	30.254	22.576	18.851	21.193	17.580	13.665	24.802	20.484	18.416
Venture III No. of Units	298,385	403,887	477,482	539,318	649,146	699,479	801,147	1,048,264	1,204,656	1,352,596
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	30.078	22.457	18.760	21.102	17.513	13.620	24.733	20.437	18.382	16.372
Value at End of Year	31.820	30.078	22.457	18.760	21.102	17.513	13.620	24.733	20.437	18.382
Venture III No. of Units	52,303	88,623	120,998	140,355	165,358	171,350	134,588	180,300	108,062	146,800
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	33.036	24.702	20.668	23.282	19.351	15.072	27.411	22.685	20.434	18.227
Value at End of Year	34.898	33.036	24.702	20.668	23.282	19.351	15.072	27.411	22.685	20.434
Venture III No. of Units	42,631	77,496	82,511	78,829	90,761	110,504	87,741	137,705	121,643	124,862
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	20.077	20.272	18.356	17.278
Value at End of Year	—	—	—	—	—	—	12.038	20.077	20.272	18.356
Venture III No. of Units	—	—	—	—	—	—	194,689	282,157	391,450	472,621
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	20.081	20.286	18.378	17.307
Value at End of Year	—	—	—	—	—	—	12.035	20.081	20.286	18.378
Venture III No. of Units	—	—	—	—	—	—	272,664	346,285	468,765	621,742
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	19.889	20.122	18.257	17.219
Value at End of Year	—	—	—	—	—	—	11.901	19.889	20.122	18.257
Venture III No. of Units	—	—	—	—	—	—	11,072	12,237	18,412	20,289
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	19.825	20.068	18.217	17.190
Value at End of Year	—	—	—	—	—	—	11.857	19.825	20.068	18.217
Venture III No. of Units	—	—	—	—	—	—	66,616	98,224	144,280	292,470
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	19.841	20.072	18.214	17.182
Value at End of Year	—	—	—	—	—	—	11.872	19.841	20.072	18.214
Venture III No. of Units	—	—	—	—	—	—	1,115,808	1,458,156	2,100,363	2,676,295
NY Venture III No. of Units	—	—	—	—	—	—	71,390	101,303	121,906	138,879
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	18.767	18.994	17.245	16.276
Value at End of Year	—	—	—	—	—	—	11.223	18.767	18.994	17.245
Venture III No. of Units	—	—	—	—	—	—	707,414	927,777	1,285,793	1,936,626
NY Venture III No. of Units	—	—	—	—	—	—	182,196	223,183	332,855	427,207
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	18.609	18.863	17.151	16.212
Value at End of Year	—	—	—	—	—	—	11.112	18.609	18.863	17.151
Venture III No. of Units	—	—	—	—	—	—	755,007	977,612	1,446,695	1,746,231
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	18.556	18.819	17.120	16.191
Value at End of Year	—	—	—	—	—	—	11.075	18.556	18.819	17.120
Venture III No. of Units	—	—	—	—	—	—	129,220	168,958	294,001	365,042
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	21.656	21.996	20.040	18.980
Value at End of Year	—	—	—	—	—	—	12.906	21.656	21.996	20.040
Venture III No. of Units	—	—	—	—	—	—	49,051	61,614	129,057	147,276

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Mid Value Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.314	18.812	16.001	17.110	—	—	—	—	—	—
Value at End of Year	26.452	24.314	18.812	16.001	—	—	—	—	—	—
Venture III No. of Units	98,693	109,219	131,480	146,963	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	24.209	18.740	15.948	17.061	—	—	—	—	—	—
Value at End of Year	26.325	24.209	18.740	15.948	—	—	—	—	—	—
Venture III No. of Units	104,695	117,571	134,268	180,936	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	23.896	18.526	15.789	16.917	—	—	—	—	—	—
Value at End of Year	25.945	23.896	18.526	15.789	—	—	—	—	—	—
Venture III No. of Units	3,544	3,648	7,592	8,414	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.792	18.455	15.737	16.869	—	—	—	—	—	—
Value at End of Year	25.820	23.792	18.455	15.737	—	—	—	—	—	—
Venture III No. of Units	32,331	38,427	43,166	57,420	—	—	—	—	—	—
Mid Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	24.089	18.675	15.917	17.040	14.961	10.417	16.263	16.484	13.959	12.500
Value at End of Year	26.157	24.089	18.675	15.917	17.040	14.961	10.417	16.263	16.484	13.959
Venture III No. of Units	531,416	623,414	731,453	836,448	1,151,331	1,295,799	51,201	87,651	99,300	37,150
NY Venture III No. of Units	40,385	42,221	45,570	58,379	55,959	66,286	13,986	16,228	17,216	1,266
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	23.984	18.603	15.864	16.991	14.926	10.398	16.241	16.471	13.954	12.500
Value at End of Year	26.031	23.984	18.603	15.864	16.991	14.926	10.398	16.241	16.471	13.954
Venture III No. of Units	294,181	363,196	453,739	539,474	837,559	949,604	28,960	34,723	36,130	20,183
NY Venture III No. of Units	76,477	108,515	119,084	137,104	157,261	177,118	858	1,662	4,759	1,128
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	23.674	18.390	15.706	16.848	14.822	10.340	16.176	16.430	13.940	12.500
Value at End of Year	25.656	23.674	18.390	15.706	16.848	14.822	10.340	16.176	16.430	13.940
Venture III No. of Units	300,277	369,906	438,577	510,224	610,691	710,742	40,476	51,710	71,461	23,834
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.572	18.320	15.654	16.800	14.788	10.322	16.155	16.416	13.935	12.500
Value at End of Year	25.532	23.572	18.320	15.654	16.800	14.788	10.322	16.155	16.416	13.935
Venture III No. of Units	84,963	100,289	82,769	101,480	254,202	285,488	839	4,458	8,964	14,364
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.267	18.110	15.498	16.658	14.684	10.265	16.090	16.375	13.922	12.500
Value at End of Year	25.164	23.267	18.110	15.498	16.658	14.684	10.265	16.090	16.375	13.922
Venture III No. of Units	50,793	64,907	40,830	46,056	107,810	100,227	3,278	11,149	9,429	9,333
Money Market Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.416	12.622	12.832	13.035	13.252	13.446	13.433	13.062	12.714	12.590
Value at End of Year	12.213	12.416	12.622	12.832	13.035	13.252	13.446	13.433	13.062	12.714
Venture III No. of Units	78,825	109,025	165,720	191,423	236,236	173,319	293,903	267,379	259,114	322,364
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	11.995	12.200	12.410	12.613	12.829	13.023	13.017	12.664	12.333	12.218
Value at End of Year	11.793	11.995	12.200	12.410	12.613	12.829	13.023	13.017	12.664	12.333
Venture III No. of Units	98,112	117,039	171,835	376,180	277,832	374,314	582,905	385,611	428,404	564,750
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	11.774	11.993	12.217	12.436	12.668	12.879	12.892	12.561	12.251	12.156
Value at End of Year	11.558	11.774	11.993	12.217	12.436	12.668	12.879	12.892	12.561	12.251
Venture III No. of Units	4,544	4,615	6,615	22,639	31,170	2,963	14,567	12,652	10,646	29,552
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.701	11.925	12.154	12.377	12.614	12.831	12.851	12.527	12.224	12.135
Value at End of Year	11.481	11.701	11.925	12.154	12.377	12.614	12.831	12.851	12.527	12.224
Venture III No. of Units	33,018	54,883	71,205	124,787	259,260	77,206	193,246	107,786	127,270	185,651

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Money Market Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	11.858	12.055	12.255	12.450	12.657	12.857	12.871	12.540	12.231	12.136
Value at End of Year	11.664	11.858	12.055	12.255	12.450	12.657	12.857	12.871	12.540	12.231
Venture III No. of Units	7,263,260	9,312,139	14,422,475	20,095,394	17,731,870	27,915,513	33,845,520	9,799,567	7,771,103	4,457,608
NY Venture III No. of Units	352,104	477,027	806,569	951,810	917,282	1,550,710	2,313,955	773,035	609,764	386,402
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.811	12.013	12.219	12.419	12.632	12.838	12.859	12.535	12.231	12.142
Value at End of Year	11.612	11.811	12.013	12.219	12.419	12.632	12.838	12.859	12.535	12.231
Venture III No. of Units	248,093	399,305	775,722	1,049,042	1,200,613	1,296,703	1,970,028	1,159,215	1,287,045	1,477,736
NY Venture III No. of Units	140,856	181,657	248,778	268,040	358,353	582,226	932,863	609,898	489,008	206,103
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.607	11.823	12.044	12.259	12.488	12.711	12.750	12.448	12.165	12.094
Value at End of Year	11.394	11.607	11.823	12.044	12.259	12.488	12.711	12.750	12.448	12.165
Venture III No. of Units	3,425,870	4,882,924	8,751,373	11,273,010	11,007,567	14,192,990	18,937,988	5,498,000	4,847,943	2,706,502
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.539	11.760	11.986	12.206	12.440	12.669	12.714	12.419	12.143	12.078
Value at End of Year	11.322	11.539	11.760	11.986	12.206	12.440	12.669	12.714	12.419	12.143
Venture III No. of Units	21,019	94,032	140,988	136,318	282,284	150,396	255,969	164,350	155,929	309,180
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.481	11.718	11.961	12.199	12.451	12.700	12.764	12.486	12.227	12.180
Value at End of Year	11.248	11.481	11.718	11.961	12.199	12.451	12.700	12.764	12.486	12.227
Venture III No. of Units	96,358	182,687	260,980	387,995	407,582	603,566	914,269	350,062	264,448	404,852
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	33.968	33.559	34.045	43.469	38.470	24.614	51.827	37.521	31.257	21.702
Value at End of Year	—	33.968	33.559	34.045	43.469	38.470	24.614	51.827	37.521	31.257
Venture III No. of Units	—	212,807	270,591	342,175	431,444	561,293	482,696	703,323	724,103	679,763
NY Venture III No. of Units	—	17,071	20,923	24,079	25,931	27,995	30,644	35,730	39,141	36,487
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	33.788	33.398	33.898	43.303	38.342	24.544	51.707	37.453	31.216	21.684
Value at End of Year	—	33.788	33.398	33.898	43.303	38.342	24.544	51.707	37.453	31.216
Venture III No. of Units	—	133,076	183,838	215,489	252,714	257,958	230,437	342,562	437,418	510,142
NY Venture III No. of Units	—	36,461	54,656	58,051	59,409	62,172	48,756	57,249	63,128	70,979
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	33.251	32.917	33.461	42.808	37.961	24.336	51.347	37.249	31.092	21.630
Value at End of Year	—	33.251	32.917	33.461	42.808	37.961	24.336	51.347	37.249	31.092
Venture III No. of Units	—	172,949	216,836	279,040	333,765	384,101	328,359	447,709	524,349	554,874
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	33.074	32.758	33.316	42.644	37.834	24.268	51.227	37.181	31.050	21.612
Value at End of Year	—	33.074	32.758	33.316	42.644	37.834	24.268	51.227	37.181	31.050
Venture III No. of Units	—	18,941	24,246	26,359	40,661	44,470	47,460	55,676	73,379	88,906
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	32.549	32.287	32.886	42.157	37.458	24.062	50.871	36.978	30.927	21.558
Value at End of Year	—	32.549	32.287	32.886	42.157	37.458	24.062	50.871	36.978	30.927
Venture III No. of Units	—	16,646	21,965	34,102	37,167	36,741	41,733	63,459	70,112	73,708
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	11.177	19.658	17.812	15.135	12.500
Value at End of Year	—	—	—	—	—	14.341	11.177	19.658	17.812	15.135
Venture III No. of Units	—	—	—	—	—	28,767	38,675	42,097	52,618	64,770
NY Venture III No. of Units	—	—	—	—	—	5,666	5,865	6,842	9,960	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	11.156	19.631	17.797	15.130	12.500
Value at End of Year	—	—	—	—	—	14.307	11.156	19.631	17.797	15.130
Venture III No. of Units	—	—	—	—	—	6,775	7,936	11,558	19,022	15,453
NY Venture III No. of Units	—	—	—	—	—	3,480	3,697	4,397	10,356	4,295

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	11.095	19.553	17.753	15.115	12.500
Value at End of Year	—	—	—	—	—	14.207	11.095	19.553	17.753	15.115
Venture III No. of Units	—	—	—	—	—	30,401	34,071	37,144	43,326	21,650
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	11.075	19.527	17.738	15.110	12.500
Value at End of Year	—	—	—	—	—	14.174	11.075	19.527	17.738	15.110
Venture III No. of Units	—	—	—	—	—	184	339	575	71	7,620
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	19.449	17.694	15.095	12.500
Value at End of Year	—	—	—	—	—	—	11.014	19.449	17.694	15.095
Venture III No. of Units	—	—	—	—	—	—	4,173	1,483	1,483	10,013
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	8.565	14.516	13.523	12.379	10.008
Value at End of Year	—	—	—	—	—	11.147	8.565	14.516	13.523	12.379
Venture III No. of Units	—	—	—	—	—	25,564	25,830	30,968	52,304	79,291
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	13.808	23.415	21.823	19.989	16.167
Value at End of Year	—	—	—	—	—	17.963	13.808	23.415	21.823	19.989
Venture III No. of Units	—	—	—	—	—	18,527	14,116	53,938	60,712	73,379
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	23.190	21.647	19.857	16.084
Value at End of Year	—	—	—	—	—	—	13.655	23.190	21.647	19.857
Venture III No. of Units	—	—	—	—	—	—	—	—	—	107
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.604	23.116	21.588	19.813	16.057
Value at End of Year	—	—	—	—	—	17.663	13.604	23.116	21.588	19.813
Venture III No. of Units	—	—	—	—	—	3,505	5,070	5,268	8,291	12,229
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	14.412	24.456	22.845	20.938	16.971
Value at End of Year	—	—	—	—	—	18.705	14.412	24.456	22.845	20.938
Venture III No. of Units	—	—	—	—	—	219,923	230,717	379,078	457,272	484,961
NY Venture III No. of Units	—	—	—	—	—	16,663	16,586	19,977	22,770	24,196
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.323	22.619	21.140	19.384	15.720
Value at End of Year	—	—	—	—	—	17.282	13.323	22.619	21.140	19.384
Venture III No. of Units	—	—	—	—	—	98,117	89,698	210,694	269,178	401,349
NY Venture III No. of Units	—	—	—	—	—	59,027	47,884	48,478	58,788	56,001
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	13.191	22.429	20.993	19.279	15.657
Value at End of Year	—	—	—	—	—	17.085	13.191	22.429	20.993	19.279
Venture III No. of Units	—	—	—	—	—	157,487	120,807	270,538	307,681	318,021
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.147	22.366	20.945	19.244	15.637
Value at End of Year	—	—	—	—	—	17.020	13.147	22.366	20.945	19.244
Venture III No. of Units	—	—	—	—	—	14,320	15,795	28,679	33,105	40,792
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	17.455	29.739	27.892	25.665	20.886
Value at End of Year	—	—	—	—	—	22.564	17.455	29.739	27.892	25.665
Venture III No. of Units	—	—	—	—	—	18,017	8,647	15,532	21,385	31,423

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	19.021	19.357	17.167	17.167	15.485	12.976	15.738	14.815	14.432	13.849
Value at End of Year	18.754	19.021	19.357	17.167	17.167	15.485	12.976	15.738	14.815	14.432
Venture III No. of Units	82,953	121,063	148,899	158,334	187,035	127,226	136,998	167,318	505,509	706,874
NY Venture III No. of Units	22,842	24,874	43,653	40,445	30,797	30,400	29,433	35,085	44,375	16,003
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.929	19.273	17.101	17.110	15.441	12.946	15.709	14.796	14.420	13.844
Value at End of Year	18.655	18.929	19.273	17.101	17.110	15.441	12.946	15.709	14.796	14.420
Venture III No. of Units	54,551	61,215	82,792	56,534	52,506	48,555	50,626	62,041	138,216	437,009
NY Venture III No. of Units	49,166	51,294	53,652	54,258	52,491	52,707	49,440	81,539	122,370	157,252
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.657	19.024	16.906	16.940	15.310	12.856	15.623	14.737	14.384	13.830
Value at End of Year	18.358	18.657	19.024	16.906	16.940	15.310	12.856	15.623	14.737	14.384
Venture III No. of Units	52,090	52,551	91,832	99,440	126,468	96,496	94,110	127,743	161,921	289,925
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.567	18.942	16.841	16.883	15.267	12.826	15.594	14.717	14.372	13.826
Value at End of Year	18.261	18.567	18.942	16.841	16.883	15.267	12.826	15.594	14.717	14.372
Venture III No. of Units	10,458	14,750	16,153	20,419	21,855	17,088	21,780	20,354	12,336	21,067
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.300	18.697	16.648	16.715	15.138	12.736	15.509	14.659	14.336	13.812
Value at End of Year	17.971	18.300	18.697	16.648	16.715	15.138	12.736	15.509	14.659	14.336
Venture III No. of Units	11,718	11,534	7,724	4,444	3,052	855	1,817	5,774	10,983	20,534
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	13.916	13.591	12.160
Value at End of Year	—	—	—	—	—	—	—	13.403	13.916	13.591
Venture III No. of Units	—	—	—	—	—	—	—	24,116	30,315	46,617
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	15.215	14.867	13.308
Value at End of Year	—	—	—	—	—	—	—	14.647	15.215	14.867
Venture III No. of Units	—	—	—	—	—	—	—	10,708	25,112	52,568
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	15.092	14.769	13.240
Value at End of Year	—	—	—	—	—	—	—	14.506	15.092	14.769
Venture III No. of Units	—	—	—	—	—	—	—	327	328	330
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	15.051	14.736	13.217
Value at End of Year	—	—	—	—	—	—	—	14.460	15.051	14.736
Venture III No. of Units	—	—	—	—	—	—	—	6,995	8,128	12,151
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.428	17.071	15.305
Value at End of Year	—	—	—	—	—	—	—	16.766	17.428	17.071
Venture III No. of Units	—	—	—	—	—	—	—	111,444	164,533	189,346
NY Venture III No. of Units	—	—	—	—	—	—	—	9,135	9,884	9,903
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	17.683	17.329	15.544
Value at End of Year	—	—	—	—	—	—	—	17.002	17.683	17.329
Venture III No. of Units	—	—	—	—	—	—	—	57,179	80,579	144,739
NY Venture III No. of Units	—	—	—	—	—	—	—	5,976	20,115	19,167
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	17.561	17.235	15.483
Value at End of Year	—	—	—	—	—	—	—	16.859	17.561	17.235
Venture III No. of Units	—	—	—	—	—	—	—	35,642	59,417	98,119
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.520	17.204	15.463
Value at End of Year	—	—	—	—	—	—	—	16.812	17.520	17.204
Venture III No. of Units	—	—	—	—	—	—	—	4,161	4,632	7,966

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	20.465	20.126	18.116
Value at End of Year	—	—	—	—	—	—	—	19.608	20.465	20.126
Venture III No. of Units	—	—	—	—	—	—	—	3,436	5,553	6,934
Real Estate Securities Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	36.628	37.275	32.321	30.016	23.619	18.447	30.961	37.303	27.458	24.956
Value at End of Year	47.461	36.628	37.275	32.321	30.016	23.619	18.447	30.961	37.303	27.458
Venture III No. of Units	18,194	20,699	28,758	39,886	48,183	51,544	74,188	95,820	132,883	188,012
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	32.458	33.048	28.669	26.639	20.972	16.387	27.519	33.172	24.430	22.215
Value at End of Year	42.037	32.458	33.048	28.669	26.639	20.972	16.387	27.519	33.172	24.430
Venture III No. of Units	31,082	36,585	44,492	52,069	63,009	65,972	73,931	95,010	138,754	171,824
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	31.858	32.486	28.225	26.265	20.708	16.206	27.255	32.904	24.268	22.101
Value at End of Year	41.199	31.858	32.486	28.225	26.265	20.708	16.206	27.255	32.904	24.268
Venture III No. of Units	2,353	2,177	1,747	2,263	1,955	1,198	1,661	2,951	4,905	6,384
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	31.661	32.301	28.078	26.141	20.621	16.146	27.168	32.815	24.215	22.064
Value at End of Year	40.923	31.661	32.301	28.078	26.141	20.621	16.146	27.168	32.815	24.215
Venture III No. of Units	24,926	17,658	15,419	26,196	26,446	21,955	25,155	31,473	51,405	51,849
Real Estate Securities Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	32.431	33.096	28.739	26.745	21.099	16.495	27.756	33.503	24.712	22.500
Value at End of Year	41.958	32.431	33.096	28.739	26.745	21.099	16.495	27.756	33.503	24.712
Venture III No. of Units	261,593	261,386	304,340	386,791	456,494	507,457	611,271	774,393	1,165,660	1,197,178
NY Venture III No. of Units	15,777	16,183	14,216	15,367	26,908	33,308	34,542	43,369	50,986	48,150
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.016	30.646	26.625	24.790	19.566	15.304	25.766	31.117	22.963	20.918
Value at End of Year	38.813	30.016	30.646	26.625	24.790	19.566	15.304	25.766	31.117	22.963
Venture III No. of Units	90,601	110,011	164,452	191,671	195,001	209,682	226,101	294,056	416,372	566,773
NY Venture III No. of Units	30,348	34,258	40,308	48,414	43,184	43,645	51,766	88,717	107,222	121,253
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	29.496	30.161	26.242	24.471	19.343	15.153	25.549	30.901	22.838	20.835
Value at End of Year	38.084	29.496	30.161	26.242	24.471	19.343	15.153	25.549	30.901	22.838
Venture III No. of Units	139,405	147,995	172,026	211,850	257,235	262,830	295,102	395,189	620,476	613,953
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.325	30.001	26.116	24.366	19.269	15.102	25.477	30.830	22.797	20.808
Value at End of Year	37.844	29.325	30.001	26.116	24.366	19.269	15.102	25.477	30.830	22.797
Venture III No. of Units	36,123	26,403	41,473	43,518	44,232	47,743	52,082	64,459	95,704	124,890
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	28.146	28.839	25.143	23.492	18.606	14.605	24.675	29.904	22.146	20.244
Value at End of Year	36.269	28.146	28.839	25.143	23.492	18.606	14.605	24.675	29.904	22.146
Venture III No. of Units	21,780	21,450	23,418	33,790	28,579	33,648	30,006	34,220	74,059	72,841
Real Return Bond Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	16.969	19.046	17.834	16.207	15.162	12.929	14.859	13.599	13.798	13.859
Value at End of Year	17.448	16.969	19.046	17.834	16.207	15.162	12.929	14.859	13.599	13.798
Venture III No. of Units	310,891	432,183	538,808	616,672	777,010	834,391	908,652	1,134,181	1,491,904	2,001,717
NY Venture III No. of Units	27,132	37,692	42,226	49,961	56,007	61,533	69,213	87,509	94,120	176,928
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.879	18.955	17.757	16.145	15.112	12.893	14.825	13.574	13.780	13.847
Value at End of Year	17.347	16.879	18.955	17.757	16.145	15.112	12.893	14.825	13.574	13.780
Venture III No. of Units	60,482	79,561	114,862	122,922	160,464	187,048	144,261	137,445	236,161	435,130
NY Venture III No. of Units	53,246	74,100	81,122	83,029	117,547	102,124	114,243	134,462	186,732	293,002
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.611	18.682	17.528	15.961	14.962	12.783	14.722	13.500	13.725	13.813
Value at End of Year	17.046	16.611	18.682	17.528	15.961	14.962	12.783	14.722	13.500	13.725
Venture III No. of Units	163,448	210,418	292,345	337,040	538,367	591,848	650,604	582,487	898,133	1,168,944

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.523	18.592	17.452	15.900	14.912	12.747	14.687	13.475	13.707	13.801
Value at End of Year	16.947	16.523	18.592	17.452	15.900	14.912	12.747	14.687	13.475	13.707
Venture III No. of Units	5,503	11,995	21,481	26,878	30,928	33,182	43,839	25,121	47,326	98,904
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.260	18.324	17.227	15.718	14.764	12.639	14.585	13.402	13.652	13.767
Value at End of Year	16.653	16.260	18.324	17.227	15.718	14.764	12.639	14.585	13.402	13.652
Venture III No. of Units	19,969	22,208	29,555	32,805	65,711	40,236	69,467	54,814	73,422	111,484
Science & Technology Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	22.314	15.805	14.549	16.033	13.080	8.084	14.795	12.581	12.121	12.070
Value at End of Year	24.779	22.314	15.805	14.549	16.033	13.080	8.084	14.795	12.581	12.121
Venture III No. of Units	40,458	43,923	49,492	51,686	61,200	87,654	100,682	114,578	182,862	249,641
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	16.208	11.486	10.579	11.663	9.520	5.887	10.779	9.171	8.839	8.807
Value at End of Year	17.989	16.208	11.486	10.579	11.663	9.520	5.887	10.779	9.171	8.839
Venture III No. of Units	83,480	88,006	96,168	137,367	189,389	184,664	188,956	246,593	303,102	316,805
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	15.909	11.291	10.414	11.499	9.400	5.822	10.676	9.096	8.781	8.762
Value at End of Year	17.631	15.909	11.291	10.414	11.499	9.400	5.822	10.676	9.096	8.781
Venture III No. of Units	2,748	2,494	2,793	2,875	2,906	2,625	3,133	2,900	3,476	3,560
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.810	11.226	10.360	11.445	9.361	5.800	10.641	9.072	8.761	8.747
Value at End of Year	17.513	15.810	11.226	10.360	11.445	9.361	5.800	10.641	9.072	8.761
Venture III No. of Units	34,644	35,600	27,068	44,802	62,580	74,725	60,507	88,293	112,717	130,547
Science & Technology Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.625	13.926	12.846	14.190	11.598	7.184	13.168	11.225	10.829	10.812
Value at End of Year	21.756	19.625	13.926	12.846	14.190	11.598	7.184	13.168	11.225	10.829
Venture III No. of Units	324,110	380,054	450,119	554,079	678,874	875,575	644,735	948,698	873,435	975,766
NY Venture III No. of Units	33,445	28,368	27,631	25,584	24,458	25,475	21,089	29,706	56,375	85,514
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.612	17.474	16.126	17.823	14.574	9.031	16.564	14.127	13.636	13.620
Value at End of Year	27.270	24.612	17.474	16.126	17.823	14.574	9.031	16.564	14.127	13.636
Venture III No. of Units	124,716	143,365	163,788	185,899	198,686	201,634	220,061	317,258	382,261	520,780
NY Venture III No. of Units	25,856	46,045	56,776	56,043	58,897	68,781	49,788	76,041	81,351	124,014
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	24.186	17.197	15.894	17.593	14.408	8.942	16.425	14.029	13.562	13.566
Value at End of Year	26.758	24.186	17.197	15.894	17.593	14.408	8.942	16.425	14.029	13.562
Venture III No. of Units	146,904	160,276	189,068	230,699	289,659	333,129	303,660	417,561	516,414	532,896
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.045	17.106	15.818	17.518	14.353	8.912	16.378	13.997	13.537	13.549
Value at End of Year	26.589	24.045	17.106	15.818	17.518	14.353	8.912	16.378	13.997	13.537
Venture III No. of Units	15,396	27,386	22,877	32,636	39,516	43,815	31,022	45,331	51,846	64,311
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	27.956	19.917	18.446	20.458	16.788	10.440	19.214	16.445	15.929	15.966
Value at End of Year	30.867	27.956	19.917	18.446	20.458	16.788	10.440	19.214	16.445	15.929
Venture III No. of Units	28,171	38,052	22,243	21,474	17,582	16,897	15,559	36,115	40,430	42,766
Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.356	12.672	12.730	12.592	12.500	—	—	—	—	—
Value at End of Year	12.294	12.356	12.672	12.730	12.592	—	—	—	—	—
Venture III No. of Units	38,228	47,395	57,864	102,440	133,085	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	12.334	12.655	12.719	12.588	12.500	—	—	—	—	—
Value at End of Year	12.265	12.334	12.655	12.719	12.588	—	—	—	—	—
Venture III No. of Units	120,807	114,506	141,076	180,385	112,885	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	12.266	12.604	12.687	12.575	12.500	—	—	—	—	—
Value at End of Year	12.179	12.266	12.604	12.687	12.575	—	—	—	—	—
Venture III No. of Units	2,741	4,921	7,339	11,238	15,973	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.243	12.587	12.677	12.571	12.500	—	—	—	—	—
Value at End of Year	12.151	12.243	12.587	12.677	12.571	—	—	—	—	—
Venture III No. of Units	28,537	38,255	31,955	46,426	41,606	—	—	—	—	—
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.268	12.605	12.689	12.577	12.500	—	—	—	—	—
Value at End of Year	12.181	12.268	12.605	12.689	12.577	—	—	—	—	—
Venture III No. of Units	504,782	745,469	739,652	923,070	1,171,189	—	—	—	—	—
NY Venture III No. of Units	30,479	37,885	43,370	49,537	56,794	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.245	12.589	12.678	12.572	12.500	—	—	—	—	—
Value at End of Year	12.152	12.245	12.589	12.678	12.572	—	—	—	—	—
Venture III No. of Units	312,131	375,577	443,142	569,621	376,798	—	—	—	—	—
NY Venture III No. of Units	63,173	68,066	61,061	63,395	68,628	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.178	12.538	12.646	12.560	12.500	—	—	—	—	—
Value at End of Year	12.067	12.178	12.538	12.646	12.560	—	—	—	—	—
Venture III No. of Units	358,161	434,435	657,951	798,880	640,793	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.155	12.521	12.636	12.556	12.500	—	—	—	—	—
Value at End of Year	12.039	12.155	12.521	12.636	12.556	—	—	—	—	—
Venture III No. of Units	45,859	59,035	74,101	112,081	90,760	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.089	12.471	12.604	12.543	12.500	—	—	—	—	—
Value at End of Year	11.955	12.089	12.471	12.604	12.543	—	—	—	—	—
Venture III No. of Units	13,554	23,279	25,926	44,880	73,115	—	—	—	—	—
Small Cap Growth Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	27.310	19.309	16.882	18.457	—	—	—	—	—	—
Value at End of Year	28.835	27.310	19.309	16.882	—	—	—	—	—	—
Venture III No. of Units	24,463	26,004	24,831	26,052	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	27.192	19.235	16.826	18.405	—	—	—	—	—	—
Value at End of Year	28.696	27.192	19.235	16.826	—	—	—	—	—	—
Venture III No. of Units	13,386	38,751	14,349	15,862	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	26.841	12.500	—	—	—	—	—	—	—	—
Value at End of Year	28.283	26.841	—	—	—	—	—	—	—	—
Venture III No. of Units	26	473	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.725	18.942	16.603	18.197	—	—	—	—	—	—
Value at End of Year	28.146	26.725	18.942	16.603	—	—	—	—	—	—
Venture III No. of Units	6,892	13,693	8,533	12,865	—	—	—	—	—	—
Small Cap Growth Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	27.310	19.309	16.882	18.457	15.417	11.660	19.691	17.597	15.801	12.500
Value at End of Year	28.835	27.310	19.309	16.882	18.457	15.417	11.660	19.691	17.597	15.801
Venture III No. of Units	109,738	160,459	137,614	188,021	212,412	254,365	259,023	241,664	248,248	177,098
NY Venture III No. of Units	3,360	6,806	5,702	6,090	9,588	10,169	10,371	7,746	3,535	683
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.192	19.235	16.826	18.405	15.381	11.638	19.665	17.582	15.796	12.500
Value at End of Year	28.696	27.192	19.235	16.826	18.405	15.381	11.638	19.665	17.582	15.796
Venture III No. of Units	33,445	54,578	48,089	57,243	63,879	71,808	83,313	87,951	98,234	80,821
NY Venture III No. of Units	19,886	32,236	27,515	21,989	19,274	19,107	26,425	5,017	7,702	2,437

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	26.841	19.015	16.659	18.249	15.274	11.574	19.586	17.539	15.780	12.500
Value at End of Year	28.283	26.841	19.015	16.659	18.249	15.274	11.574	19.586	17.539	15.780
Venture III No. of Units	42,563	94,738	76,250	92,622	97,709	113,135	143,891	139,418	138,254	78,343
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.725	18.942	16.603	18.197	15.238	11.553	19.560	17.524	15.775	12.500
Value at End of Year	28.146	26.725	18.942	16.603	18.197	15.238	11.553	19.560	17.524	15.775
Venture III No. of Units	7,667	11,243	7,104	15,947	33,208	31,825	34,814	18,800	8,490	1,082
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	26.379	18.725	16.438	18.043	15.132	11.490	19.482	17.480	15.759	12.500
Value at End of Year	27.741	26.379	18.725	16.438	18.043	15.132	11.490	19.482	17.480	15.759
Venture III No. of Units	5,269	12,765	7,987	11,574	10,382	7,020	4,255	9,672	10,567	5,849
Small Cap Index Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.818	18.201	16.968	16.968	13.651	10.958	16.807	17.467	15.098	14.773
Value at End of Year	25.532	24.818	18.201	16.968	16.968	13.651	10.958	16.807	17.467	15.098
Venture III No. of Units	35,593	39,501	42,088	—	63,836	67,494	67,868	72,230	88,928	101,535
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	26.538	19.473	17.061	18.171	14.626	11.747	18.026	18.743	16.209	15.868
Value at End of Year	27.288	26.538	19.473	17.061	18.171	14.626	11.747	18.026	18.743	16.209
Venture III No. of Units	57,359	59,787	64,225	81,242	84,140	88,515	92,430	107,325	129,209	165,319
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	26.048	19.142	16.797	17.916	14.443	11.617	17.853	18.591	16.102	15.787
Value at End of Year	26.744	26.048	19.142	16.797	17.916	14.443	11.617	17.853	18.591	16.102
Venture III No. of Units	4,680	4,680	4,680	4,842	4,835	4,854	4,853	4,842	6,130	6,997
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.886	19.033	16.709	17.832	14.382	11.574	17.796	18.541	16.066	15.760
Value at End of Year	26.565	25.886	19.033	16.709	17.832	14.382	11.574	17.796	18.541	16.066
Venture III No. of Units	13,370	14,662	15,365	17,151	17,459	20,066	33,180	42,238	43,813	44,081
Small Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	26.655	19.588	17.195	18.332	14.780	11.893	18.274	19.027	16.483	16.158
Value at End of Year	27.374	26.655	19.588	17.195	18.332	14.780	11.893	18.274	19.027	16.483
Venture III No. of Units	86,614	100,542	119,315	153,144	184,265	235,403	261,945	300,367	487,758	639,496
NY Venture III No. of Units	11,977	11,163	11,488	10,400	10,534	13,073	14,323	19,482	28,874	29,011
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.635	18.848	16.554	17.657	14.242	11.466	17.628	18.363	15.916	15.610
Value at End of Year	26.314	25.635	18.848	16.554	17.657	14.242	11.466	17.628	18.363	15.916
Venture III No. of Units	66,483	86,599	131,340	158,479	205,548	217,062	252,302	289,106	363,779	521,675
NY Venture III No. of Units	31,557	47,517	49,536	55,488	60,655	67,536	75,187	84,097	106,566	122,961
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	25.191	18.549	16.316	17.429	14.080	11.352	17.479	18.236	15.829	15.549
Value at End of Year	25.819	25.191	18.549	16.316	17.429	14.080	11.352	17.479	18.236	15.829
Venture III No. of Units	112,022	147,940	175,192	197,517	251,205	279,696	285,478	319,945	409,175	456,066
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.045	18.451	16.238	17.354	14.026	11.315	17.430	18.194	15.801	15.528
Value at End of Year	25.657	25.045	18.451	16.238	17.354	14.026	11.315	17.430	18.194	15.801
Venture III No. of Units	13,678	17,495	18,436	22,074	22,303	25,435	29,349	35,267	48,334	61,834
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.504	22.506	19.836	21.232	17.186	13.885	21.421	22.394	19.477	19.170
Value at End of Year	31.202	30.504	22.506	19.836	21.232	17.186	13.885	21.421	22.394	19.477
Venture III No. of Units	14,518	5,145	5,535	5,665	6,727	19,406	10,258	13,140	16,812	19,880
Small Cap Opportunities Trust - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	32.204	23.359	20.326	21.338	16.729	12.705	22.322	24.578	22.621	12.500
Value at End of Year	32.431	32.204	23.359	20.326	21.338	16.729	12.705	22.322	24.578	22.621
Venture III No. of Units	45,794	52,781	30,505	36,634	48,705	48,585	58,880	72,472	109,619	142,270

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	32.032	23.246	20.238	21.257	16.674	12.669	22.270	24.533	22.591	12.500
Value at End of Year	32.243	32.032	23.246	20.238	21.257	16.674	12.669	22.270	24.533	22.591
Venture III No. of Units	40,972	48,129	54,809	63,880	71,993	59,659	63,747	65,996	109,420	146,030
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	31.524	22.911	19.977	21.014	16.508	12.562	22.115	24.399	22.501	12.500
Value at End of Year	31.683	31.524	22.911	19.977	21.014	16.508	12.562	22.115	24.399	22.501
Venture III No. of Units	166	167	631	632	633	634	898	880	1,754	1,513
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	31.356	22.801	19.890	20.933	16.453	12.526	22.063	24.355	22.471	12.500
Value at End of Year	31.499	31.356	22.801	19.890	20.933	16.453	12.526	22.063	24.355	22.471
Venture III No. of Units	15,263	62,087	63,153	64,737	68,625	66,941	68,325	72,288	78,415	95,549
Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	31.655	22.999	20.052	21.086	16.573	12.612	22.205	14.986	22.591	21.342
Value at End of Year	31.800	31.655	22.999	20.052	21.086	16.573	12.612	22.205	14.986	22.591
Venture III No. of Units	243,044	300,670	191,597	234,031	301,354	291,547	129,073	456,256	673,916	806,725
NY Venture III No. of Units	17,104	19,417	10,934	12,678	16,759	19,817	25,570	35,043	45,457	32,017
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	31.486	22.888	19.965	21.005	16.518	12.576	22.153	24.443	22.561	21.325
Value at End of Year	31.615	31.486	22.888	19.965	21.005	16.518	12.576	22.153	24.443	22.561
Venture III No. of Units	127,626	143,484	100,771	122,369	139,184	147,915	159,803	225,620	312,505	465,918
NY Venture III No. of Units	38,417	54,863	42,162	48,095	51,000	49,681	57,190	74,258	90,014	114,661
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	30.986	22.558	19.707	20.765	16.354	12.470	21.999	24.309	22.472	21.272
Value at End of Year	31.066	30.986	22.558	19.707	20.765	16.354	12.470	21.999	24.309	22.472
Venture III No. of Units	159,236	207,256	210,252	242,043	209,325	218,315	255,739	333,100	479,610	600,588
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	30.822	22.449	19.622	20.686	16.299	12.434	21.948	24.265	22.442	21.254
Value at End of Year	30.886	30.822	22.449	19.622	20.686	16.299	12.434	21.948	24.265	22.442
Venture III No. of Units	17,350	48,418	12,392	23,873	27,349	19,072	20,683	23,635	28,782	39,445
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.332	22.126	19.369	20.449	16.137	12.329	21.795	24.132	22.353	21.201
Value at End of Year	30.350	30.332	22.126	19.369	20.449	16.137	12.329	21.795	24.132	22.353
Venture III No. of Units	7,919	36,646	8,938	9,511	17,301	14,271	15,862	24,882	35,492	37,110
Small Cap Trust (merged into Small Cap Growth Trust eff 11-07-2008) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.945	14.145	12.500
Value at End of Year	—	—	—	—	—	—	—	14.741	14.945	14.145
Venture III No. of Units	—	—	—	—	—	—	—	16,984	15,514	1,803
NY Venture III No. of Units	—	—	—	—	—	—	—	—	1	72
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	14.932	14.140	12.500
Value at End of Year	—	—	—	—	—	—	—	14.722	14.932	14.140
Venture III No. of Units	—	—	—	—	—	—	—	83	8,554	6,265
NY Venture III No. of Units	—	—	—	—	—	—	—	3,056	3,069	2,656
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	14.895	14.126	12.500
Value at End of Year	—	—	—	—	—	—	—	14.663	14.895	14.126
Venture III No. of Units	—	—	—	—	—	—	—	8,003	8,704	12,639
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.883	14.121	12.500
Value at End of Year	—	—	—	—	—	—	—	14.643	14.883	14.121
Venture III No. of Units	—	—	—	—	—	—	—	1,214	1,843	1,323
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.107	12.500
Value at End of Year	—	—	—	—	—	—	—	—	14.846	14.107
Venture III No. of Units	—	—	—	—	—	—	—	—	364	364

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	26.559	20.301	17.870	18.014	14.543	11.516	15.878	16.667	14.234	12.500
Value at End of Year	27.941	26.559	20.301	17.870	18.014	14.543	11.516	15.878	16.667	14.234
Venture III No. of Units	138,860	168,725	169,380	278,823	310,465	317,224	584,545	535,994	676,921	291,038
NY Venture III No. of Units	23,173	26,638	10,133	23,505	18,202	17,330	20,334	22,856	17,955	4,835
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.444	20.223	17.810	17.963	14.509	11.495	15.857	16.653	14.230	12.500
Value at End of Year	27.807	26.444	20.223	17.810	17.963	14.509	11.495	15.857	16.653	14.230
Venture III No. of Units	44,815	48,464	56,895	67,278	82,708	61,722	124,794	123,249	119,204	72,897
NY Venture III No. of Units	9,690	8,503	8,814	9,694	9,362	3,366	14,340	14,422	21,076	9,531
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	26.102	19.992	17.633	17.811	14.408	11.431	15.794	16.612	14.215	12.500
Value at End of Year	27.406	26.102	19.992	17.633	17.811	14.408	11.431	15.794	16.612	14.215
Venture III No. of Units	79,529	88,076	130,145	152,118	183,032	166,073	228,198	244,944	208,489	93,639
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.989	19.915	17.574	17.761	14.374	11.411	15.773	16.598	14.211	12.500
Value at End of Year	27.274	25.989	19.915	17.574	17.761	14.374	11.411	15.773	16.598	14.211
Venture III No. of Units	51,914	41,844	11,475	81,263	78,588	9,291	93,798	14,281	29,004	8,198
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.653	19.687	17.399	17.610	14.274	11.348	15.710	16.557	14.197	12.500
Value at End of Year	26.881	25.653	19.687	17.399	17.610	14.274	11.348	15.710	16.557	14.197
Venture III No. of Units	32,845	38,879	10,184	53,974	65,234	13,042	61,974	28,054	18,398	22,693
Small Company Trust (merged into Small Company Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.922	16.264	15.686	15.045
Value at End of Year	—	—	—	—	—	—	8.321	14.922	16.264	15.686
Venture III No. of Units	—	—	—	—	—	—	24,790	38,307	51,474	228,347
NY Venture III No. of Units	—	—	—	—	—	—	2,472	3,949	3,818	3,017
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	14.895	16.243	15.673	15.040
Value at End of Year	—	—	—	—	—	—	8.302	14.895	16.243	15.673
Venture III No. of Units	—	—	—	—	—	—	1,840	2,896	3,454	29,216
NY Venture III No. of Units	—	—	—	—	—	—	834	838	842	846
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	14.813	16.178	15.634	15.025
Value at End of Year	—	—	—	—	—	—	8.244	14.813	16.178	15.634
Venture III No. of Units	—	—	—	—	—	—	14,740	16,506	23,832	36,537
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.157	15.621	15.020
Value at End of Year	—	—	—	—	—	—	—	14.786	16.157	15.621
Venture III No. of Units	—	—	—	—	—	—	—	—	1,574	10,960
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.705	16.092	15.582	15.005
Value at End of Year	—	—	—	—	—	—	8.167	14.705	16.092	15.582
Venture III No. of Units	—	—	—	—	—	—	831	1,086	1,412	3,679
Small Company Value Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	34.920	26.974	23.582	24.198	20.271	16.140	22.495	23.148	20.388	19.365
Value at End of Year	34.387	34.920	26.974	23.582	24.198	20.271	16.140	22.495	23.148	20.388
Venture III No. of Units	51,848	56,685	85,818	96,844	111,192	122,360	171,979	225,659	324,931	440,746
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	33.871	26.177	22.896	23.506	19.701	15.694	21.885	22.531	19.855	18.867
Value at End of Year	33.336	33.871	26.177	22.896	23.506	19.701	15.694	21.885	22.531	19.855
Venture III No. of Units	44,573	48,871	58,907	80,568	103,947	156,379	184,684	230,192	339,801	433,769
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	33.245	25.732	22.541	23.176	19.454	15.520	21.675	22.349	19.724	18.771
Value at End of Year	32.672	33.245	25.732	22.541	23.176	19.454	15.520	21.675	22.349	19.724
Venture III No. of Units	2,533	2,427	2,469	16,819	17,325	16,644	17,756	18,841	22,205	22,391

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	33.040	25.585	22.424	23.067	19.372	15.463	21.605	22.289	19.681	18.739
Value at End of Year	32.453	33.040	25.585	22.424	23.067	19.372	15.463	21.605	22.289	19.681
Venture III No. of Units	14,755	17,653	18,935	29,043	28,525	44,268	49,447	66,852	109,791	140,455
Small Company Value Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	32.907	25.459	22.293	22.938	19.248	15.350	21.443	22.113	19.512	18.576
Value at End of Year	32.329	32.907	25.459	22.293	22.938	19.248	15.350	21.443	22.113	19.512
Venture III No. of Units	330,789	396,821	502,961	581,450	689,179	854,864	987,779	1,290,443	1,888,948	2,236,737
NY Venture III No. of Units	31,796	36,090	46,275	45,812	52,310	58,378	66,419	98,580	114,100	120,806
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.044	22.481	19.695	20.275	17.022	13.582	18.982	19.585	17.291	16.469
Value at End of Year	28.519	29.044	22.481	19.695	20.275	17.022	13.582	18.982	19.585	17.291
Venture III No. of Units	158,128	193,694	239,201	298,942	356,535	398,853	471,069	714,205	1,076,265	1,612,445
NY Venture III No. of Units	55,720	77,139	81,671	104,838	114,487	125,787	127,843	178,592	262,887	299,276
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	28.541	22.125	19.413	20.014	16.828	13.447	18.822	19.450	17.197	16.404
Value at End of Year	27.984	28.541	22.125	19.413	20.014	16.828	13.447	18.822	19.450	17.197
Venture III No. of Units	193,795	232,916	280,736	330,776	402,227	473,477	556,159	834,357	1,247,856	1,504,042
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	28.375	22.007	19.319	19.928	16.764	13.403	18.769	19.405	17.165	16.382
Value at End of Year	27.807	28.375	22.007	19.319	19.928	16.764	13.403	18.769	19.405	17.165
Venture III No. of Units	39,262	41,792	54,353	64,598	73,911	85,565	92,685	121,407	238,304	200,783
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	31.940	24.809	21.812	22.533	18.983	15.200	21.319	22.074	19.556	18.691
Value at End of Year	31.254	31.940	24.809	21.812	22.533	18.983	15.200	21.319	22.074	19.556
Venture III No. of Units	14,642	17,245	21,773	24,076	23,448	34,555	34,647	43,916	107,033	82,189
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	16.862	14.751	16.143	13.124	12.500	—	—	—	—
Value at End of Year	—	—	16.862	14.751	16.143	13.124	—	—	—	—
Venture III No. of Units	—	—	38,236	42,938	47,312	50,219	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	16.835	14.735	16.134	13.123	12.500	—	—	—	—
Value at End of Year	—	—	16.835	14.735	16.134	13.123	—	—	—	—
Venture III No. of Units	—	—	23,934	38,126	40,616	48,550	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	16.756	14.688	16.107	13.121	12.500	—	—	—	—
Value at End of Year	—	—	16.756	14.688	16.107	13.121	—	—	—	—
Venture III No. of Units	—	—	396	13,343	13,344	13,388	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	16.730	14.673	16.097	13.120	12.500	—	—	—	—
Value at End of Year	—	—	16.730	14.673	16.097	13.120	—	—	—	—
Venture III No. of Units	—	—	3,496	6,391	6,430	7,638	—	—	—	—
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	16.755	14.688	16.107	13.115	12.500	—	—	—	—
Value at End of Year	—	—	16.755	14.688	16.107	13.115	—	—	—	—
Venture III No. of Units	—	—	182,073	215,662	246,427	283,903	—	—	—	—
NY Venture III No. of Units	—	—	12,172	15,345	15,374	17,262	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	16.729	14.672	16.098	13.114	12.500	—	—	—	—
Value at End of Year	—	—	16.729	14.672	16.098	13.114	—	—	—	—
Venture III No. of Units	—	—	97,693	113,295	122,872	141,676	—	—	—	—
NY Venture III No. of Units	—	—	34,816	36,937	39,181	41,457	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	16.650	14.626	16.070	13.112	12.500	—	—	—	—
Value at End of Year	—	—	16.650	14.626	16.070	13.112	—	—	—	—
Venture III No. of Units	—	—	119,217	124,855	159,011	180,897	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	16.624	14.610	16.061	13.111	12.500	—	—	—	—
Value at End of Year	—	—	16.624	14.610	16.061	13.111	—	—	—	—
Venture III No. of Units	—	—	21,259	98,919	108,136	128,641	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	16.546	14.563	16.034	13.108	12.500	—	—	—	—
Value at End of Year	—	—	16.546	14.563	16.034	13.108	—	—	—	—
Venture III No. of Units	—	—	3,537	43,802	55,322	66,524	—	—	—	—
Special Value Trust (merged into Small Cap Value Trust eff 11-09-2007) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.101	18.440
Value at End of Year	—	—	—	—	—	—	—	—	20.779	19.101
Venture III No. of Units	—	—	—	—	—	—	—	—	50,920	64,036
NY Venture III No. of Units	—	—	—	—	—	—	—	—	1,370	1,899
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	19.075	18.425
Value at End of Year	—	—	—	—	—	—	—	—	20.741	19.075
Venture III No. of Units	—	—	—	—	—	—	—	—	4,225	5,988
NY Venture III No. of Units	—	—	—	—	—	—	—	—	6,712	12,468
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	19.000	18.379
Value at End of Year	—	—	—	—	—	—	—	—	20.628	19.000
Venture III No. of Units	—	—	—	—	—	—	—	—	29,836	45,610
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	18.974	18.364
Value at End of Year	—	—	—	—	—	—	—	—	20.590	18.974
Venture III No. of Units	—	—	—	—	—	—	—	—	3,145	3,682
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	18.899	18.318
Value at End of Year	—	—	—	—	—	—	—	—	20.478	18.899
Venture III No. of Units	—	—	—	—	—	—	—	—	2,434	2,684
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	17.056	20.662	21.040	19.980	19.778
Value at End of Year	—	—	—	—	—	20.704	17.056	20.662	21.040	19.980
Venture III No. of Units	—	—	—	—	—	56,939	44,562	64,525	103,890	123,426
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	13.597	16.481	16.791	15.953	15.799
Value at End of Year	—	—	—	—	—	16.498	13.597	16.481	16.791	15.953
Venture III No. of Units	—	—	—	—	—	80,974	60,905	78,245	87,080	128,519
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	13.447	16.323	16.655	15.847	15.719
Value at End of Year	—	—	—	—	—	16.291	13.447	16.323	16.655	15.847
Venture III No. of Units	—	—	—	—	—	18,793	5,229	5,602	5,367	4,362
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.397	16.271	16.610	15.813	15.692
Value at End of Year	—	—	—	—	—	16.223	13.397	16.271	16.610	15.813
Venture III No. of Units	—	—	—	—	—	27,317	24,982	33,634	33,494	49,657
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.145	15.965	16.274	15.482	15.364
Value at End of Year	—	—	—	—	—	15.920	13.145	15.965	16.274	15.482
Venture III No. of Units	—	—	—	—	—	1,033,520	996,359	1,544,330	1,829,380	1,935,818
NY Venture III No. of Units	—	—	—	—	—	101,683	87,958	129,989	136,005	144,159
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	12.914	15.693	16.005	15.233	15.124
Value at End of Year	—	—	—	—	—	15.632	12.914	15.693	16.005	15.233
Venture III No. of Units	—	—	—	—	—	144,911	169,427	208,073	251,996	344,500
NY Venture III No. of Units	—	—	—	—	—	79,709	76,635	123,426	153,583	182,102

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	12.786	15.561	15.894	15.150	15.064
Value at End of Year	—	—	—	—	—	15.454	12.786	15.561	15.894	15.150
Venture III No. of Units	—	—	—	—	—	710,744	700,200	930,532	1,076,127	1,221,568
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.743	15.517	15.857	15.122	15.045
Value at End of Year	—	—	—	—	—	15.395	12.743	15.517	15.857	15.122
Venture III No. of Units	—	—	—	—	—	25,528	24,233	25,342	33,085	43,313
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	11.357	13.850	14.175	13.538	13.489
Value at End of Year	—	—	—	—	—	13.700	11.357	13.850	14.175	13.538
Venture III No. of Units	—	—	—	—	—	112,556	103,466	137,934	133,976	115,872
Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	20.680	20.251	18.244	18.179	12.500	—	—	—	—	—
Value at End of Year	21.371	20.680	20.251	18.244	18.179	—	—	—	—	—
Venture III No. of Units	34,652	47,904	52,554	56,485	67,596	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.580	20.163	18.174	18.118	12.500	—	—	—	—	—
Value at End of Year	21.257	20.580	20.163	18.174	18.118	—	—	—	—	—
Venture III No. of Units	56,594	57,409	62,295	69,756	92,812	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.284	19.903	17.966	17.938	12.500	—	—	—	—	—
Value at End of Year	20.920	20.284	19.903	17.966	17.938	—	—	—	—	—
Venture III No. of Units	11,251	13,029	13,445	18,989	19,109	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.186	19.817	17.898	17.878	12.500	—	—	—	—	—
Value at End of Year	20.809	20.186	19.817	17.898	17.878	—	—	—	—	—
Venture III No. of Units	36,628	49,617	48,353	41,936	28,369	—	—	—	—	—
Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	20.548	20.163	18.205	17.860	15.985	12.853	14.323	13.798	13.505	13.461
Value at End of Year	21.190	20.548	20.163	18.205	17.860	15.985	12.853	14.323	13.798	13.505
Venture III No. of Units	520,485	649,155	698,548	774,825	982,659	112,707	99,490	150,676	234,437	210,144
NY Venture III No. of Units	89,929	83,699	76,465	94,054	101,862	19,081	20,397	33,367	37,466	27,411
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.449	20.076	18.135	18.104	15.940	12.823	14.297	13.780	13.494	13.456
Value at End of Year	21.078	20.449	20.076	18.135	18.104	15.940	12.823	14.297	13.780	13.494
Venture III No. of Units	104,210	122,164	144,485	136,808	152,950	35,829	35,553	36,698	85,568	65,847
NY Venture III No. of Units	65,585	55,260	61,927	70,572	82,544	17,557	18,035	41,751	64,857	50,440
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.155	19.817	17.928	17.924	15.805	12.734	14.218	13.725	13.460	13.443
Value at End of Year	20.743	20.155	19.817	17.928	17.924	15.805	12.734	14.218	13.725	13.460
Venture III No. of Units	388,162	442,308	489,006	566,913	757,130	106,125	82,188	149,812	182,133	186,092
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.057	19.731	17.859	17.864	15.760	12.704	14.192	13.707	13.449	13.438
Value at End of Year	20.633	20.057	19.731	17.859	17.864	15.760	12.704	14.192	13.707	13.449
Venture III No. of Units	15,274	18,020	20,421	19,899	27,855	3,623	2,939	2,790	2,924	1,420
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	19.769	19.476	17.655	17.686	15.627	12.615	14.114	13.653	13.416	13.425
Value at End of Year	20.305	19.769	19.476	17.655	17.686	15.627	12.615	14.114	13.653	13.416
Venture III No. of Units	64,641	68,832	96,177	94,734	114,863	19,893	20,155	22,275	13,402	9,711
Strategic Opportunities Trust (merged into Large Cap Trust eff 04-27-2007) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	19.699	18.251
Value at End of Year	—	—	—	—	—	—	—	—	21.734	19.699
Venture III No. of Units	—	—	—	—	—	—	—	—	49,694	63,469

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	9.666	8.960
Value at End of Year	—	—	—	—	—	—	—	—	10.658	9.666
Venture III No. of Units	—	—	—	—	—	—	—	—	108,045	141,060
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	8.914
Value at End of Year	—	—	—	—	—	—	—	—	—	9.602
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,246
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	9.581	8.898
Value at End of Year	—	—	—	—	—	—	—	—	10.544	9.581
Venture III No. of Units	—	—	—	—	—	—	—	—	27,576	42,030
Strategic Opportunities Trust (merged into Large Cap Trust eff 04-27-2007) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.711	10.868
Value at End of Year	—	—	—	—	—	—	—	—	12.893	11.711
Venture III No. of Units	—	—	—	—	—	—	—	—	275,318	334,152
NY Venture III No. of Units	—	—	—	—	—	—	—	—	5,198	9,616
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	12.048	11.186
Value at End of Year	—	—	—	—	—	—	—	—	13.257	12.048
Venture III No. of Units	—	—	—	—	—	—	—	—	278,943	364,014
NY Venture III No. of Units	—	—	—	—	—	—	—	—	15,480	16,796
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	11.982	11.142
Value at End of Year	—	—	—	—	—	—	—	—	13.165	11.982
Venture III No. of Units	—	—	—	—	—	—	—	—	229,746	259,133
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	11.961	11.127
Value at End of Year	—	—	—	—	—	—	—	—	13.134	11.961
Venture III No. of Units	—	—	—	—	—	—	—	—	32,523	42,545
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	17.154	15.982
Value at End of Year	—	—	—	—	—	—	—	—	18.809	17.154
Venture III No. of Units	—	—	—	—	—	—	—	—	14,279	11,843
Strategic Value Trust (formerly Capital Opportunities Trust) (merged into Large Cap Value Trust eff 12-01-2006) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.139
Value at End of Year	—	—	—	—	—	—	—	—	—	10.925
Venture III No. of Units	—	—	—	—	—	—	—	—	—	153,819
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.159
Value at End of Year	—	—	—	—	—	—	—	—	—	11.920
Venture III No. of Units	—	—	—	—	—	—	—	—	—	145,076
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.097
Value at End of Year	—	—	—	—	—	—	—	—	—	11.841
Venture III No. of Units	—	—	—	—	—	—	—	—	—	5,444
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.076
Value at End of Year	—	—	—	—	—	—	—	—	—	11.815
Venture III No. of Units	—	—	—	—	—	—	—	—	—	62,510
Strategic Value Trust (formerly Capital Opportunities Trust) (merged into Large Cap Value Trust eff 12-01-2006) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.676
Value at End of Year	—	—	—	—	—	—	—	—	—	13.382
Venture III No. of Units	—	—	—	—	—	—	—	—	—	443,948
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	22,355

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.367
Value at End of Year	—	—	—	—	—	—	—	—	—	14.050
Venture III No. of Units	—	—	—	—	—	—	—	—	—	219,140
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	52,154
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.310
Value at End of Year	—	—	—	—	—	—	—	—	—	13.974
Venture III No. of Units	—	—	—	—	—	—	—	—	—	239,367
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.291
Value at End of Year	—	—	—	—	—	—	—	—	—	13.948
Venture III No. of Units	—	—	—	—	—	—	—	—	—	24,230
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.250
Value at End of Year	—	—	—	—	—	—	—	—	—	16.812
Venture III No. of Units	—	—	—	—	—	—	—	—	—	16,330
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	15.035	14.306	12.500	—	—	—	—	—
Value at End of Year	—	—	—	15.035	14.306	—	—	—	—	—
Venture III No. of Units	—	—	—	1,919,830	593,749	—	—	—	—	—
NY Venture III No. of Units	—	—	—	48,212	943	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	15.000	14.280	12.500	—	—	—	—	—
Value at End of Year	—	—	—	15.000	14.280	—	—	—	—	—
Venture III No. of Units	—	—	—	60,082	—	—	—	—	—	—
NY Venture III No. of Units	—	—	—	34,689	3,600	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	14.896	14.202	12.500	—	—	—	—	—
Value at End of Year	—	—	—	14.896	14.202	—	—	—	—	—
Venture III No. of Units	—	—	—	1,344,250	361,161	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	14.861	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	14.861	—	—	—	—	—	—
Venture III No. of Units	—	—	—	10,355	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	14.757	14.098	12.500	—	—	—	—	—
Value at End of Year	—	—	—	14.757	14.098	—	—	—	—	—
Venture III No. of Units	—	—	—	54,344	90,430	—	—	—	—	—
Total Bond Market Trust B - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	11.907	12.451	12.500	—	—	—	—	—	—	—
Value at End of Year	12.403	11.907	12.451	—	—	—	—	—	—	—
Venture III No. of Units	1,198,802	1,478,653	2,611,257	—	—	—	—	—	—	—
NY Venture III No. of Units	30,463	32,601	77,666	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.900	12.450	12.500	—	—	—	—	—	—	—
Value at End of Year	12.390	11.900	12.450	—	—	—	—	—	—	—
Venture III No. of Units	25,495	14,035	27,327	—	—	—	—	—	—	—
NY Venture III No. of Units	2,943	3,022	72,709	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.880	12.447	12.500	—	—	—	—	—	—	—
Value at End of Year	12.349	11.880	12.447	—	—	—	—	—	—	—
Venture III No. of Units	680,207	753,855	1,341,820	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.446	12.446	12.500	—	—	—	—	—	—	—
Value at End of Year	12.336	12.446	12.446	—	—	—	—	—	—	—
Venture III No. of Units	24,726	—	6,487	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.852	12.443	12.500	—	—	—	—	—	—	—
Value at End of Year	12.296	11.852	12.443	—	—	—	—	—	—	—
Venture III No. of Units	8,265	10,492	48,626	—	—	—	—	—	—	—
Total Return Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	22.500	23.348	21.882	21.407	20.218	18.094	17.901	16.776	16.462	16.331
Value at End of Year	23.180	22.500	23.348	21.882	21.407	20.218	18.094	17.901	16.776	16.462
Venture III No. of Units	133,564	158,440	190,028	279,536	323,988	340,638	330,342	365,881	466,203	678,650
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.121	20.890	19.588	19.173	18.116	16.222	16.056	15.055	14.781	14.670
Value at End of Year	20.719	20.121	20.890	19.588	19.173	18.116	16.222	16.056	15.055	14.781
Venture III No. of Units	150,863	182,540	244,490	291,365	329,952	417,602	412,742	486,720	577,049	816,731
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.750	20.535	19.284	18.904	17.889	16.042	15.903	14.933	14.683	14.595
Value at End of Year	20.306	19.750	20.535	19.284	18.904	17.889	16.042	15.903	14.933	14.683
Venture III No. of Units	19,329	19,490	22,608	23,595	64,017	66,338	63,975	81,117	84,588	88,416
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.627	20.418	19.184	18.815	17.814	15.983	15.852	14.893	14.651	14.570
Value at End of Year	20.170	19.627	20.418	19.184	18.815	17.814	15.983	15.852	14.893	14.651
Venture III No. of Units	47,498	65,447	82,487	92,851	107,788	123,101	125,929	165,549	202,808	284,000
Total Return Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.197	19.961	18.742	18.372	17.390	15.596	15.454	14.511	14.264	14.182
Value at End of Year	19.725	19.197	19.961	18.742	18.372	17.390	15.596	15.454	14.511	14.264
Venture III No. of Units	1,279,661	1,688,682	2,669,094	2,723,767	3,349,192	3,701,473	3,153,089	2,876,211	3,460,133	4,055,380
NY Venture III No. of Units	137,545	232,797	271,997	279,101	344,035	404,632	337,387	291,916	318,095	339,003
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.046	19.814	18.613	18.255	17.288	15.512	15.378	14.448	14.209	14.134
Value at End of Year	19.560	19.046	19.814	18.613	18.255	17.288	15.512	15.378	14.448	14.209
Venture III No. of Units	511,532	685,677	872,240	1,035,832	1,252,332	1,306,373	1,212,467	1,470,507	1,919,042	2,679,092
NY Venture III No. of Units	96,079	120,368	148,844	153,520	168,015	196,683	194,704	270,013	337,355	420,975
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.716	19.500	18.346	18.020	17.091	15.358	15.249	14.348	14.132	14.078
Value at End of Year	19.192	18.716	19.500	18.346	18.020	17.091	15.358	15.249	14.348	14.132
Venture III No. of Units	858,591	1,105,387	1,565,444	1,608,025	2,083,614	2,269,052	1,657,745	1,363,522	1,676,309	1,806,043
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.608	19.397	18.258	17.943	17.026	15.307	15.206	14.314	14.106	14.060
Value at End of Year	19.071	18.608	19.397	18.258	17.943	17.026	15.307	15.206	14.314	14.106
Venture III No. of Units	92,281	106,519	137,621	177,500	240,750	263,662	314,782	247,785	303,455	370,639
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.767	17.504	16.501	16.240	15.434	13.897	13.826	13.035	12.864	12.841
Value at End of Year	17.159	16.767	17.504	16.501	16.240	15.434	13.897	13.826	13.035	12.864
Venture III No. of Units	60,974	74,303	93,864	95,916	155,785	132,251	213,726	81,533	99,704	152,513
Total Stock Market Index Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.142	13.065	11.500	11.659	10.114	7.979	12.917	12.487	11.010	10.590
Value at End of Year	18.796	17.142	13.065	11.500	11.659	10.114	7.979	12.917	12.487	11.010
Venture III No. of Units	16,393	10,088	27,459	29,255	33,120	36,908	41,119	42,325	48,977	77,655
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	20.827	15.880	13.986	14.186	12.312	9.718	15.741	15.224	13.430	12.924
Value at End of Year	22.824	20.827	15.880	13.986	14.186	12.312	9.718	15.741	15.224	13.430
Venture III No. of Units	24,954	24,614	26,072	25,014	26,188	28,365	42,436	61,150	81,217	104,354
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.442	15.610	13.769	13.987	12.157	9.610	15.590	15.101	13.341	12.858
Value at End of Year	22.369	20.442	15.610	13.769	13.987	12.157	9.610	15.590	15.101	13.341
Venture III No. of Units	172	193	216	441	471	506	542	556	2,811	3,199

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.315	15.521	13.698	13.921	12.106	9.575	15.540	15.060	13.312	12.836
Value at End of Year	22.219	20.315	15.521	13.698	13.921	12.106	9.575	15.540	15.060	13.312
Venture III No. of Units	22,314	12,025	3,712	3,837	4,161	4,974	9,642	26,555	28,139	33,756
Total Stock Market Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.914	16.740	14.772	14.993	13.040	10.315	16.723	16.195	14.305	13.795
Value at End of Year	23.991	21.914	16.740	14.772	14.993	13.040	10.315	16.723	16.195	14.305
Venture III No. of Units	80,150	96,430	106,718	118,968	148,155	167,185	200,077	256,037	339,281	406,518
NY Venture III No. of Units	11,329	9,347	10,303	11,357	17,640	21,525	29,674	47,821	59,680	69,242
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.688	17.340	15.309	15.546	13.528	10.706	17.366	16.826	14.870	14.347
Value at End of Year	24.826	22.688	17.340	15.309	15.546	13.528	10.706	17.366	16.826	14.870
Venture III No. of Units	82,099	81,193	78,924	99,002	111,180	131,685	144,876	187,870	225,910	342,595
NY Venture III No. of Units	64,693	60,322	72,611	82,251	83,595	90,255	101,859	132,817	178,745	208,141
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	22.296	17.065	15.089	15.346	13.374	10.600	17.219	16.710	14.789	14.291
Value at End of Year	24.360	22.296	17.065	15.089	15.346	13.374	10.600	17.219	16.710	14.789
Venture III No. of Units	199,117	163,243	173,072	175,359	200,977	210,021	172,844	288,043	296,626	341,843
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	22.166	16.975	15.017	15.280	13.323	10.565	17.171	16.671	14.762	14.272
Value at End of Year	24.206	22.166	16.975	15.017	15.280	13.323	10.565	17.171	16.671	14.762
Venture III No. of Units	14,872	12,172	17,326	17,814	17,364	19,927	22,094	24,744	26,358	44,365
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.422	19.497	17.274	17.604	15.372	12.208	19.872	19.322	17.135	16.591
Value at End of Year	27.721	25.422	19.497	17.274	17.604	15.372	12.208	19.872	19.322	17.135
Venture III No. of Units	8,622	1,475	2,879	3,059	3,621	3,725	4,252	5,458	8,849	13,571
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	25.480	23.726	23.640
Value at End of Year	—	—	—	—	—	—	—	25.379	25.480	23.726
Venture III No. of Units	—	—	—	—	—	—	—	148,076	204,218	293,782
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.467	11.614	11.578
Value at End of Year	—	—	—	—	—	—	—	12.411	12.467	11.614
Venture III No. of Units	—	—	—	—	—	—	—	323,281	475,961	640,661
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.366	11.537	11.518
Value at End of Year	—	—	—	—	—	—	—	12.292	12.366	11.537
Venture III No. of Units	—	—	—	—	—	—	—	18,099	21,614	27,048
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.332	11.512	11.499
Value at End of Year	—	—	—	—	—	—	—	12.252	12.332	11.512
Venture III No. of Units	—	—	—	—	—	—	—	132,063	160,841	248,509
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.331	12.434	12.412
Value at End of Year	—	—	—	—	—	—	—	13.242	13.331	12.434
Venture III No. of Units	—	—	—	—	—	—	—	889,344	1,162,614	1,446,914
NY Venture III No. of Units	—	—	—	—	—	—	—	56,478	94,345	117,697
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	14.378	13.417	13.400
Value at End of Year	—	—	—	—	—	—	—	14.275	14.378	13.417
Venture III No. of Units	—	—	—	—	—	—	—	629,409	808,151	1,142,432
NY Venture III No. of Units	—	—	—	—	—	—	—	70,692	98,954	231,550
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	14.278	13.344	13.347
Value at End of Year	—	—	—	—	—	—	—	14.154	14.278	13.344
Venture III No. of Units	—	—	—	—	—	—	—	392,147	584,735	759,238

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.245	13.320	13.330
Value at End of Year	—	—	—	—	—	—	—	14.115	14.245	13.320
Venture III No. of Units	—	—	—	—	—	—	—	75,223	89,508	143,910
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.551	15.499	15.534
Value at End of Year	—	—	—	—	—	—	—	16.374	16.551	15.499
Venture III No. of Units	—	—	—	—	—	—	—	42,741	61,689	75,794
U.S. Equity Trust - Series I Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.022	12.703	12.500	—	—	—	—	—	—	—
Value at End of Year	17.498	16.022	12.703	—	—	—	—	—	—	—
Venture III No. of Units	16,646	17,713	19,596	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	16.009	12.699	12.500	—	—	—	—	—	—	—
Value at End of Year	17.475	16.009	12.699	—	—	—	—	—	—	—
Venture III No. of Units	23,400	27,993	39,113	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.955	12.681	12.500	—	—	—	—	—	—	—
Value at End of Year	17.382	15.955	12.681	—	—	—	—	—	—	—
Venture III No. of Units	9,889	10,677	7,961	—	—	—	—	—	—	—
U.S. Equity Trust - Series II Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	15.977	12.682	12.500	—	—	—	—	—	—	—
Value at End of Year	17.407	15.977	12.682	—	—	—	—	—	—	—
Venture III No. of Units	81,123	91,422	97,477	—	—	—	—	—	—	—
NY Venture III No. of Units	677	680	3,440	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.964	12.678	12.500	—	—	—	—	—	—	—
Value at End of Year	17.384	15.964	12.678	—	—	—	—	—	—	—
Venture III No. of Units	52,779	57,324	63,221	—	—	—	—	—	—	—
NY Venture III No. of Units	8,916	9,305	9,707	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	15.923	12.665	12.500	—	—	—	—	—	—	—
Value at End of Year	17.314	15.923	12.665	—	—	—	—	—	—	—
Venture III No. of Units	45,303	48,545	61,156	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	15.910	12.661	12.500	—	—	—	—	—	—	—
Value at End of Year	17.291	15.910	12.661	—	—	—	—	—	—	—
Venture III No. of Units	2,910	7,970	8,041	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	15.870	12.648	12.500	—	—	—	—	—	—	—
Value at End of Year	17.221	15.870	12.648	—	—	—	—	—	—	—
Venture III No. of Units	6,108	6,978	7,296	—	—	—	—	—	—	—
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.970	12.951	12.500
Value at End of Year	—	—	—	—	—	—	—	13.219	12.970	12.951
Venture III No. of Units	—	—	—	—	—	—	—	98,858	129,449	153,310
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.952	12.940	12.500
Value at End of Year	—	—	—	—	—	—	—	13.195	12.952	12.940
Venture III No. of Units	—	—	—	—	—	—	—	172,908	217,058	254,132
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	12.901	12.908	12.500
Value at End of Year	—	—	—	—	—	—	—	13.123	12.901	12.908
Venture III No. of Units	—	—	—	—	—	—	—	2,372	3,921	4,212

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.884	12.897	12.500
Value at End of Year	—	—	—	—	—	—	—	13.099	12.884	12.897
Venture III No. of Units	—	—	—	—	—	—	—	28,808	34,434	48,085
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.943	12.964	13.067
Value at End of Year	—	—	—	—	—	—	—	13.175	12.943	12.964
Venture III No. of Units	—	—	—	—	—	—	—	277,680	386,887	495,325
NY Venture III No. of Units	—	—	—	—	—	—	—	35,317	37,510	40,163
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.926	12.954	13.062
Value at End of Year	—	—	—	—	—	—	—	13.151	12.926	12.954
Venture III No. of Units	—	—	—	—	—	—	—	200,450	301,204	424,410
NY Venture III No. of Units	—	—	—	—	—	—	—	40,589	62,741	87,301
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.875	12.921	13.049
Value at End of Year	—	—	—	—	—	—	—	13.079	12.875	12.921
Venture III No. of Units	—	—	—	—	—	—	—	143,182	233,045	304,919
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.858	12.911	13.045
Value at End of Year	—	—	—	—	—	—	—	13.055	12.858	12.911
Venture III No. of Units	—	—	—	—	—	—	—	36,693	44,371	58,861
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.807	12.878	13.032
Value at End of Year	—	—	—	—	—	—	—	12.984	12.807	12.878
Venture III No. of Units	—	—	—	—	—	—	—	15,154	25,150	26,557
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	15.905	16.401	16.166	15.744	15.756
Value at End of Year	—	—	—	—	—	16.957	15.905	16.401	16.166	15.744
Venture III No. of Units	—	—	—	—	—	104,210	121,077	103,644	110,677	163,744
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	13.731	14.166	13.971	13.612	13.630
Value at End of Year	—	—	—	—	—	14.632	13.731	14.166	13.971	13.612
Venture III No. of Units	—	—	—	—	—	138,927	100,473	124,026	137,168	189,994
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	13.579	14.031	13.858	13.522	13.560
Value at End of Year	—	—	—	—	—	14.448	13.579	14.031	13.858	13.522
Venture III No. of Units	—	—	—	—	—	8,469	20,786	8,765	11,100	15,132
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.529	13.986	13.820	13.493	13.537
Value at End of Year	—	—	—	—	—	14.387	13.529	13.986	13.820	13.493
Venture III No. of Units	—	—	—	—	—	33,283	22,226	20,492	29,367	47,907
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.376	13.826	13.658	13.326	13.353
Value at End of Year	—	—	—	—	—	14.239	13.376	13.826	13.658	13.326
Venture III No. of Units	—	—	—	—	—	1,227,472	1,365,227	1,159,441	1,186,616	1,535,167
NY Venture III No. of Units	—	—	—	—	—	53,910	45,404	39,669	48,218	114,800
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.210	13.661	13.501	13.180	13.213
Value at End of Year	—	—	—	—	—	14.055	13.210	13.661	13.501	13.180
Venture III No. of Units	—	—	—	—	—	395,459	337,789	426,002	564,405	831,527
NY Venture III No. of Units	—	—	—	—	—	64,762	76,631	89,990	109,795	144,792
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	13.079	13.546	13.408	13.108	13.161
Value at End of Year	—	—	—	—	—	13.895	13.079	13.546	13.408	13.108
Venture III No. of Units	—	—	—	—	—	717,951	569,128	283,726	330,894	357,519

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.036	13.508	13.377	13.085	13.144
Value at End of Year	—	—	—	—	—	13.842	13.036	13.508	13.377	13.085
Venture III No. of Units	—	—	—	—	—	74,813	74,999	84,373	121,730	168,320
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.285	12.749	12.644	12.386	12.461
Value at End of Year	—	—	—	—	—	13.025	12.285	12.749	12.644	12.386
Venture III No. of Units	—	—	—	—	—	26,845	26,865	28,416	17,357	28,701
U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-2010) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	10.859	13.984	13.846	12.859	12.500
Value at End of Year	—	—	—	—	—	15.635	10.859	13.984	13.846	12.859
Venture III No. of Units	—	—	—	—	—	52,869	56,050	43,968	30,339	19,752
NY Venture III No. of Units	—	—	—	—	—	1,619	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	10.839	13.965	13.834	12.854	12.500
Value at End of Year	—	—	—	—	—	15.599	10.839	13.965	13.834	12.854
Venture III No. of Units	—	—	—	—	—	34,515	8,923	12,919	37,683	12,890
NY Venture III No. of Units	—	—	—	—	—	304	306	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	10.779	13.910	13.800	12.842	12.500
Value at End of Year	—	—	—	—	—	15.490	10.779	13.910	13.800	12.842
Venture III No. of Units	—	—	—	—	—	37,313	4,634	8,153	11,031	1,513
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	10.760	13.891	13.788	12.837	12.500
Value at End of Year	—	—	—	—	—	15.454	10.760	13.891	13.788	12.837
Venture III No. of Units	—	—	—	—	—	5,669	999	448	3,517	5,217
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	10.701	13.836	13.754	12.825	—
Value at End of Year	—	—	—	—	—	15.346	10.701	13.836	13.754	—
Venture III No. of Units	—	—	—	—	—	145	207	861	10,054	—
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)
Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	14.592	14.886	13.676	13.139
Value at End of Year	—	—	—	—	—	—	8.771	14.592	14.886	13.676
Venture III No. of Units	—	—	—	—	—	—	202,097	292,300	376,821	470,989
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	14.274	14.570	13.392	12.872
Value at End of Year	—	—	—	—	—	—	8.576	14.274	14.570	13.392
Venture III No. of Units	—	—	—	—	—	—	221,739	272,523	392,469	490,787
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	14.138	14.452	13.304	12.807
Value at End of Year	—	—	—	—	—	—	8.481	14.138	14.452	13.304
Venture III No. of Units	—	—	—	—	—	—	39,319	32,337	32,376	36,858
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.092	14.413	13.274	12.785
Value at End of Year	—	—	—	—	—	—	8.449	14.092	14.413	13.274
Venture III No. of Units	—	—	—	—	—	—	62,143	73,770	90,019	128,844
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)
Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.014	15.345	14.136	13.592
Value at End of Year	—	—	—	—	—	—	9.008	15.014	15.345	14.136
Venture III No. of Units	—	—	—	—	—	—	989,404	1,049,829	1,244,178	1,602,506
NY Venture III No. of Units	—	—	—	—	—	—	84,206	102,502	133,898	150,052

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	15.745	16.100	14.839	14.275
Value at End of Year	—	—	—	—	—	—	9.442	15.745	16.100	14.839
Venture III No. of Units	—	—	—	—	—	—	749,027	983,914	1,284,989	1,714,204
NY Venture III No. of Units	—	—	—	—	—	—	121,116	142,468	185,835	319,494
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	15.612	15.989	14.758	14.218
Value at End of Year	—	—	—	—	—	—	9.348	15.612	15.989	14.758
Venture III No. of Units	—	—	—	—	—	—	314,548	397,789	523,972	585,268
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.568	15.952	14.731	14.200
Value at End of Year	—	—	—	—	—	—	9.317	15.568	15.952	14.731
Venture III No. of Units	—	—	—	—	—	—	84,201	100,916	122,859	161,390
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	17.867	18.335	16.957	16.370
Value at End of Year	—	—	—	—	—	—	10.677	17.867	18.335	16.957
Venture III No. of Units	—	—	—	—	—	—	21,069	28,643	47,596	48,942
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.808	12.036	12.193	12.405	12.500	—	—	—	—	—
Value at End of Year	11.579	11.808	12.036	12.193	12.405	—	—	—	—	—
Venture III No. of Units	3,268,929	3,355,844	2,806,682	2,498,999	672,116	—	—	—	—	—
NY Venture III No. of Units	132,115	143,683	24,986	19,814	38,224	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.788	12.022	12.184	12.402	12.500	—	—	—	—	—
Value at End of Year	11.554	11.788	12.022	12.184	12.402	—	—	—	—	—
Venture III No. of Units	364,670	183,555	65,729	101,819	23,238	—	—	—	—	—
NY Venture III No. of Units	114,819	87,014	5,436	4,379	7,964	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.727	11.978	12.158	12.395	12.500	—	—	—	—	—
Value at End of Year	11.477	11.727	11.978	12.158	12.395	—	—	—	—	—
Venture III No. of Units	2,148,404	2,282,394	1,118,484	1,196,866	728,375	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.707	11.964	12.150	12.392	12.500	—	—	—	—	—
Value at End of Year	11.452	11.707	11.964	12.150	12.392	—	—	—	—	—
Venture III No. of Units	33,500	36,935	4,213	16,427	685	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.648	11.920	12.124	12.500	—	—	—	—	—	—
Value at End of Year	11.377	11.648	11.920	12.124	—	—	—	—	—	—
Venture III No. of Units	38,427	88,076	38,501	9,456	—	—	—	—	—	—
Utilities Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	26.891	22.675	20.285	19.336	17.255	13.113	21.730	17.341	13.457	11.710
Value at End of Year	29.781	26.891	22.675	20.285	19.336	17.255	13.113	21.730	17.341	13.457
Venture III No. of Units	13,116	17,775	25,164	26,353	33,982	50,789	61,050	79,120	136,213	174,178
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	30.693	25.894	23.175	22.102	19.733	15.004	24.877	19.862	15.421	13.426
Value at End of Year	33.974	30.693	25.894	23.175	22.102	19.733	15.004	24.877	19.862	15.421
Venture III No. of Units	15,711	23,702	27,396	32,182	46,432	52,268	56,684	81,943	87,809	100,167
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	25.454	25.454	22.816	21.792	19.485	14.838	24.638	19.702	15.319	13.357
Value at End of Year	33.297	25.454	25.454	22.816	21.792	19.485	14.838	24.638	19.702	15.319
Venture III No. of Units	203	—	583	962	3,418	4,452	5,386	5,328	5,832	6,172
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.939	25.309	22.697	21.690	19.403	14.783	24.559	19.648	15.285	13.334
Value at End of Year	33.074	29.939	25.309	22.697	21.690	19.403	14.783	24.559	19.648	15.285
Venture III No. of Units	5,435	10,764	11,021	11,545	12,409	12,910	13,853	21,711	27,139	33,725

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Utilities Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	37.914	32.027	28.725	27.401	24.516	18.674	30.990	24.790	19.271	16.808
Value at End of Year	41.923	37.914	32.027	28.725	27.401	24.516	18.674	30.990	24.790	19.271
Venture III No. of Units	109,998	117,922	121,730	174,244	193,621	242,589	291,182	487,933	520,557	552,143
NY Venture III No. of Units	15,070	20,853	21,204	23,364	26,856	29,954	35,091	40,567	41,179	27,420
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	40.919	34.583	31.033	29.617	26.512	20.205	33.546	26.848	20.882	18.222
Value at End of Year	45.223	40.919	34.583	31.033	29.617	26.512	20.205	33.546	26.848	20.882
Venture III No. of Units	32,468	42,827	58,256	72,082	73,443	88,543	93,059	129,562	193,282	233,855
NY Venture III No. of Units	19,767	21,864	24,087	27,088	31,556	34,838	35,593	45,373	67,955	64,311
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	40.210	34.035	30.588	29.235	26.210	20.004	33.264	26.662	20.768	18.150
Value at End of Year	44.373	40.210	34.035	30.588	29.235	26.210	20.004	33.264	26.662	20.768
Venture III No. of Units	43,199	58,269	69,805	83,232	100,301	132,499	149,479	262,129	297,814	330,595
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	39.977	33.854	30.441	29.109	26.110	19.938	33.170	26.600	20.731	18.126
Value at End of Year	44.094	39.977	33.854	30.441	29.109	26.110	19.938	33.170	26.600	20.731
Venture III No. of Units	3,715	6,150	7,253	8,846	18,918	22,382	27,584	36,452	48,417	62,875
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	41.378	35.094	31.603	30.266	27.188	20.792	34.644	27.824	21.717	19.016
Value at End of Year	45.571	41.378	35.094	31.603	30.266	27.188	20.792	34.644	27.824	21.717
Venture III No. of Units	11,985	10,623	10,545	13,960	14,755	17,329	21,976	38,771	43,534	45,405
Value Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	42.291	31.754	27.494	27.680	23.025	16.580	28.509	26.785	22.495	20.317
Value at End of Year	45.685	42.291	31.754	27.494	27.680	23.025	16.580	28.509	26.785	22.495
Venture III No. of Units	9,668	10,120	13,473	21,944	38,321	51,666	63,986	83,029	99,856	126,879
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
Value at Start of Year	29.041	21.816	18.899	19.037	15.843	11.414	19.636	18.458	15.510	14.015
Value at End of Year	31.356	29.041	21.816	18.899	19.037	15.843	11.414	19.636	18.458	15.510
Venture III No. of Units	30,621	32,977	36,442	48,745	53,635	56,929	68,457	87,871	107,622	133,116
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	28.505	21.445	18.606	18.769	15.644	11.288	19.448	18.309	15.407	13.943
Value at End of Year	—	28.505	21.445	18.606	18.769	15.644	11.288	19.448	18.309	15.407
Venture III No. of Units	—	78	93	15,647	15,649	15,655	15,665	16,260	17,075	19,106
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	28.328	21.323	18.509	18.681	15.578	11.246	19.386	18.259	15.373	13.919
Value at End of Year	30.525	28.328	21.323	18.509	18.681	15.578	11.246	19.386	18.259	15.373
Venture III No. of Units	14,816	17,140	19,864	29,362	29,347	38,122	28,258	34,251	40,841	59,482
Value Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	30.340	22.831	19.809	19.971	16.647	12.021	20.700	19.486	16.399	14.838
Value at End of Year	32.712	30.340	22.831	19.809	19.971	16.647	12.021	20.700	19.486	16.399
Venture III No. of Units	165,512	202,460	222,585	262,213	317,349	381,429	443,871	555,610	762,073	652,914
NY Venture III No. of Units	29,066	30,753	30,691	24,404	27,929	27,708	34,211	45,299	40,150	28,146
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.791	22.428	19.470	19.639	16.379	11.833	20.386	19.201	16.167	14.635
Value at End of Year	32.103	29.791	22.428	19.470	19.639	16.379	11.833	20.386	19.201	16.167
Venture III No. of Units	34,402	40,279	45,641	67,214	73,618	94,820	98,713	131,979	179,690	234,496
NY Venture III No. of Units	7,899	9,275	12,732	26,528	28,984	31,903	38,245	44,247	44,974	45,053
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	29.275	22.073	19.190	19.386	16.192	11.715	20.214	19.068	16.079	14.577
Value at End of Year	31.500	29.275	22.073	19.190	19.386	16.192	11.715	20.214	19.068	16.079
Venture III No. of Units	93,340	109,714	148,710	173,460	199,356	201,030	228,898	277,579	341,532	317,248
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.105	21.956	19.098	19.302	16.130	11.676	20.158	19.024	16.050	14.558
Value at End of Year	31.302	29.105	21.956	19.098	19.302	16.130	11.676	20.158	19.024	16.050
Venture III No. of Units	14,649	17,957	15,152	16,163	14,460	19,668	16,738	24,934	23,342	43,909

Venture III Prior

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	36.325	27.444	23.907	24.199	20.253	14.683	25.386	23.994	20.273	18.417
Value at End of Year	39.008	36.325	27.444	23.907	24.199	20.253	14.683	25.386	23.994	20.273
Venture III No. of Units	13,202	14,489	15,478	16,716	20,070	15,561	14,503	20,726	22,490	22,585

To obtain a Venture III® Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture III® SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture III® NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

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Please send me a Venture III® Variable Annuity Statement of Additional Information dated April 27, 2015, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

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Address

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Venture III® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Wealthmark ML3 Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 27, 2015

This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract and our administrative rules. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark ML3 Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B	Global Bond Trust	Mid Cap Index Trust
Active Bond Trust	Global Trust[4]	Mid Cap Stock Trust
All Cap Core Trust	Health Sciences Trust	Money Market Trust B5
American Asset Allocation Trust	High Yield Trust	Real Estate Securities Trust
American Global Growth Trust	International Core Trust	Science & Technology Trust
American Growth Trust	International Equity Index Trust B	Short Term Government Income Trust
American Growth-Income Trust	International Growth Stock Trust	Small Cap Growth Trust
American International Trust	International Small Company Trust	Small Cap Index Trust
American New World Trust	International Value Trust	Small Cap Opportunities Trust
Blue Chip Growth Trust	Investment Quality Bond Trust	Small Cap Value Trust
Bond Trust	Lifestyle Aggressive MVP	Small Company Value Trust
Capital Appreciation Trust	Lifestyle Aggressive PS Series	Strategic Income Opportunities Trust
Capital Appreciation Value Trust	Lifestyle Balanced MVP	Total Bond Market Trust B
Core Bond Trust[1]	Lifestyle Balanced PS Series	Total Stock Market Index Trust
Core Strategy Trust	Lifestyle Conservative MVP	Ultra Short Term Bond Trust
Equity-Income Trust	Lifestyle Conservative PS Series	Value Trust
Financial Industries Trust[2]	Lifestyle Growth MVP
Franklin Templeton Founding Allocation Trust	Lifestyle Growth PS Series	DEUTSCHE FUNDS
Fundamental All Cap Core Trust	Lifestyle Moderate MVP	Deutsche Equity 500 Index VIP
Fundamental Large Cap Value Trust[3]	Lifestyle Moderate PS Series

[1]	Successor to Total Return Trust.
[2]	Formerly Financial Services Trust.
[3]	Successor to Fundamental Value Trust.
[4]	Successor to Natural Resources Trust.
[5]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuitiesnewyork.com	(800) 551-2078

0415:ML3-1

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

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Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

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Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

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Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.” In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract, for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment.

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Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment

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Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract – Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

•	Annual Step-Up Death Benefit.

•	Enhanced Earnings Death Benefit – not offered in New York or Washington;

•	Accelerated Beneficiary Protection Death Benefit – not offered in New York or Washington.

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Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life® 12.08;

•	Income Plus For Life – Joint Life® 12.08;

•	Income Plus For Life® (Quarterly Step-Up Review);

•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);

•	Income Plus For Life® (Annual Step-Up Review);

•	Income Plus For Life – Joint Life® (Annual Step-Up Review);

•	Principal Plus (formerly known as “Guaranteed Principal Plus”);

•	Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”);

•	Principal Plus for Life Plus Automatic Annual Step-Up; and

•	Principal Returns.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders issued with the Contracts, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life® 12.08.

If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix D: Optional Guaranteed Minimum Income Benefits

•	Guaranteed Retirement Income Benefits* – offered by John Hancock USA;

•	Guaranteed Retirement Income Benefits* – offered by John Hancock New York.

*	May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax advisor.

We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

8

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Withdrawal Charge
(as percentage of Purchase Payments)[2]
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]

The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

	John Hancock USA	John Hancock NY
Annual Contract Fee	$0	$0

Annual Separate Account Expenses[1]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and expense risks fee[2]	1.25%	1.25%
Distribution fee	0.25%	0.25%
Administration fee-asset based	0.15%	0.15%

Total Annual Separate Account Expenses	1.65%	1.65%
(With No Optional Benefits Reflected)

Optional Benefits
Fees Deducted from Separate Account
Optional Annual Step-Up Death Benefit Fee[3]	0.20%	0.20%
Optional Enhanced Earnings Death Benefit Fee	0.20%	not offered

Total Annual Separate Account Expenses[4]	2.05%	1.85%
(With Annual Step-Up Death Benefit and Enhanced Earnings Death Benefit fee reflected, as applicable)

Other Fees deducted from Contract Value
Optional Guaranteed Minimum Income Benefit Rider Fee[5]
Guaranteed Retirement Income Benefit II	0.45%	0.45%
Guaranteed Retirement Income Benefit III	0.50%	not offered
Optional Accelerated Beneficiary Protection Death Benefit[6]	0.50%	not offered
(as a percentage of Accelerated Beneficiary Protection Death Benefit)

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)

	Income Plus For Life® (Annual Step- Up Review)[7]	Income Plus For Life – Joint Life® (Annual Step- Up Review) (not available in New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)7	Income Plus For Life® 12.08 (issued outside New York)[7]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)

	Income Plus For Life® 12.08 (issued in New York)7	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[7]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[7]	Principal Plus for Life Plus Automatic Annual Step-Up8	Principal Plus for Life[9]	Principal Plus[9]	Principal Returns[10]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.80%	0.85%	0.80%	0.70%	0.40%	0.30%	0.50%

[1]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of a Contract Owner.
[3]

The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.

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[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.
[5]

Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.

[6]

Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.

[7]

The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

[8]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

[9]

The current charge is 0.40% for the Principal Plus for Life Rider and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Balance. The charge is deducted on an annual basis from the Contract Value.

[10]

The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2014)	Minimum	Maximum

Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	1.60%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.

Example 1. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with optional Riders

Wealthmark ML3 Contract with optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life® optional benefit Riders and, for John Hancock New York Contracts, the Annual Step-Up Death Benefit and Income Plus For Life® Riders. The Income Plus For Life® Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life®. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life®

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$1,043	$1,876	$2,557	$5,289

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$496	$1,511	$2,557	$5,289

John Hancock New York Annual Step-Up Death Benefit and Income Plus For Life®

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$1,025	$1,821	$2,466	$5,126

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$476	$1,454	$2,466	$5,126

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Example 2. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with optional benefit Riders

Wealthmark ML3 Contract with optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-Up Death Benefit and Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$993	$1,723	$2,283	$4,689

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$446	$1,354	$2,283	$4,689

John Hancock New York Annual Step-Up Death Benefit and Principal Plus for Life

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$975	$1,668	$2,190	$4,521

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$426	$1,297	$2,190	$4,521

Example 3. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with previously offered optional benefit Riders:

Wealthmark ML3 Contract with previously offered optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Guaranteed Retirement Income Benefit III

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$967	$1,646	$2,152	$4,442

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$420	$1,275	$2,161	$4,458

John Hancock New York Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$930	$1,536	$1,969	$4,116

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$380	$1,161	$1,969	$4,116

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Example 4. Minimum Portfolio operating expenses – Wealthmark ML3 Contract with no optional Riders:

Wealthmark ML3 Contract with no optional benefit Riders. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York No Optional Benefit Riders

	1 Year	3 Years	5 Years	10 Years

If you surrender the Contract at the end of the applicable time period:	$751	$994	$1,024	$2,213

If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$193	$596	$1,024	$2,213

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or

•	the Deutsche Funds.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Accounts.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction Costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

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Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust. Franklin Templeton Founding Allocation Trust, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series,(“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding “master fund” which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)
American Asset Allocation Trust Series II	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series) (Cont.)
American Global Growth Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world that have potential for growth.

American Growth Trust Series II	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust Series II	Seeks to provide growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American International Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

Declaration Management & Research LLC
Total Bond Market Trust B Series II	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust Series II	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2] Series II	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

Dimensional Fund Advisors LP
International Small Company Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco Advisers”)[3]
Small Cap Opportunities Trust Series II	Seeks long-term capital appreciation. To do this, the portion of the Portfolio’s net assets managed by Invesco Aim is invested in at least 80% equity securities of small-capitalization companies, and the portion of the Portfolio’s net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust Series II	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

Invesco Advisers, Inc.
International Growth Stock Trust Series II	Seeks long term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in stocks of any market capitalization and focuses its investments in equity securities of foreign issuers that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market.

Value Trust Series II	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio, invests at least 65% of its total assets in equity securities that are believed to be undervalued relative to the stock market in general.

Jennison Associates LLC
Capital Appreciation Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

19

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust Series II	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Financial Industries Trust (formerly Financial Services Trust) Series I, II	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

Franklin Templeton Founding Allocation Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Fundamental All Cap Core Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.

Fundamental Large Cap Value Trust (successor to Fundamental Value Trust) Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index.[4]

Short Term Government Income Trust Series II	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Strategic Income Opportunities Trust Series II	Seeks a high level of current income. To do this, the Portfolio invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (cont.)
Ultra Short Term Bond Trust Series II	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

20

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B Series NAV	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[5] and securities that as a group will behave in a manner similar to the index.

Mid Cap Index Trust Series II	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400® Index[5] and securities that as a group behave in a manner similar to the index.

Money Market Trust B Series NAV

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

Small Cap Index Trust Series II	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[4] and securities that will as a group behave in a manner similar to the index.

Total Stock Market Index Trust Series II	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[6] and securities that as a group will behave in a manner similar to the index.

21

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Strategy Trust Series II	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Aggressive MVP Series II	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 100%.

Lifestyle Aggressive PS Series Series I, II	Seeks long-term growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and up to 10% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include exchange-traded funds (“ETFs”) and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Balanced MVP Series II	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

22

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Balanced PS Series Series II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP Series II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Conservative PS Series Series II	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

23

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Growth MVP Series II	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series Series II	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP Series II	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

24

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Lifestyle Moderate PS Series Series II	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Pacific Investment Management Company LLC
Global Bond Trust Series II	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

QS Investors, LLC
All Cap Core Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap) of those included on the Russell 3000® Index.[4] The Portfolio may also invest in U.S. government securities.

SSgA Funds Management, Inc.
International Equity Index Trust B Series II, NAV	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[7] or American Depository Receipts or Global Depository Receipts representing such securities.

T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC [8]
Science & Technology Trust Series II	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

25

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust Series II	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation Value Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio’s assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures and options. The Portfolio may invest up to 20% of its total assets in foreign securities.

Equity-Income Trust Series II	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Health Sciences Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

Small Company Value Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

Templeton Global Advisors Limited
Global Trust (successor to Natural Resources Trust) Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC
International Value Trust[9] Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

26

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Wellington Management Company, LLP
Investment Quality Bond Trust Series II	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust Series II	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Small Cap Growth Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust Series II	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Wells Capital Management, Incorporated
Core Bond Trust (successor to Total Return Trust) Series I, II	Seeks total return consisting of income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Western Asset Management Company
High Yield Trust[10] Series II	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

DEUTSCHE INVESTMENTS VIT FUNDS We show the Portfolio’s manager in bold above the name of the Portfolio.

Deutsche Investment Management Americas Inc.
Deutsche Equity 500 Index VIP[11] Series B2	The Portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)[5], which emphasizes stocks of large U.S. companies. The Portfolio intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500® Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500® Index.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

27

[3]

The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[4]

“Russell 3000,” “Russell 2000,” “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the Russell 3000® Index ranged from $21 million to $748 billion, and the Russell 2000® Index ranged from $21 million to $10.3 billion. As of February 28, 2015, the lowest market capitalization of companies included in the Russell 1000® Value Index was $4.3 billion, and as of February 28, 2015, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $244.2 million to $34.7 billion.

[5]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the S&P 500® Index ranged from $3 billion to $753.4 billion, and as of February 28, 2015, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $1 billion to $16.7 billion.

[6]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1.0 million to $753.4 billion.

[7]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalization range of the Index was $306 million to $253 billion.

[8]

The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[9]	The International Value Trust is sub-subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.
[10]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[11]	Deutsche Equity 500 Index VIP is subadvised by Northern Trust Investments, Inc. (“NTI”).

Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.

•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

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Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.

•

(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,

•	no automatic withdrawal program from your Contract is in effect, and

•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax advisor for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

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As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or

•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

You designate how your Purchase Payments are to be allocated among the Investment Options.

You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for

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that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions.” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

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In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

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Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on a separate authorization form and obtain full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing Program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account. When making a partial withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

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We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

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Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Principal Plus (formerly known as “Guaranteed Principal Plus”) and Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix C includes a general description of the Income Plus For Life® Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.

Amount of Death Benefit. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the Minimum Death Benefit.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract. If the oldest Owner was less than 81 years old on the Contract Date, the Minimum Death Benefit will be determined as follows:

•	During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.

•	During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

(i)	is the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals; and

(ii)	is the greatest Anniversary Value prior to the oldest Owner’s turning age 81.

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The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.

If the oldest Owner is age 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

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Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving Spouse (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

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•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning Spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington). John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

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Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

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Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options.

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® or an Income Plus For Life – Joint Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

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We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only – This Annuity Option is available only if:

•	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•

the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or

•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

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We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)

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•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for

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the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” and/or Appendix D: “Optional Guaranteed Minimum Income Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years.

Amounts to Which Withdrawal Charges Do Not Apply. There is never a withdrawal charge with respect to: earnings accumulated in the Contract; certain other amounts available for withdrawal, described below; or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below. Withdrawals from the Fixed Investment Option may be subject to a market value charge.

Amounts to Which Withdrawal Charges Do Apply. Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to “unliquidated Purchase Payments.” In any Contract Year, the amount available without withdrawal charges for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); or

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.

Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free Withdrawal Amount will be liquidated for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

Withdrawal Charge

(as % of Purchase Payments)

First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

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Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts.

To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

There are or may be situations described elsewhere in the Prospectus (e.g., “Reduction or Elimination of Charges and Deductions”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

Distribution Fee

A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect to result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

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•	We consider the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determine that there would be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

1	Based on the state of residence at the time the tax is assessed.
2	We pay premium tax upon receipt of Purchase Payment.
3	0.08% on Purchase Payments in excess of $500,000.
4	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

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the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in

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the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no

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comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements,

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

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You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

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Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

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Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan

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sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

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•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

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A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to January 1, 2009;

•	Your Contract does not contain a GMWB Rider;

•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;

•	The retirement plan is not subject to Title 1 of ERISA; and

•	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before

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exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement

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arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2013, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Contracts Sold Directly Without Payment of Any Sales Compensation

(John Hancock USA Contracts only; not available in NY)

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:

•	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and

•

employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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Reinsurance Arrangements

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities
Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2014 and 2013, and its Separate Account financial statements for the year ended December 31, 2014 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2014, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, there are no withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

Contract	Hypothetical	Free Withdrawal	Payments	Withdrawal Charge
Year	Contract Value	Amount	Liquidated	Percent	Amount
1	$55,000	$5,000[1]	$50,000	6%	$3,000
2	50,500	5,000[2]	45,500	5%	2,275
3	35,000	5,000[3]	45,000	4%	1,200
4	70,000	20,000[4]	50,000	0%	0

[1]

In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).

[2]

In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).

[3]

In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 – $5,000).

[4]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, the Payment Enhancement is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000. The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

Hypothetical	Withdrawal	Free Withdrawal	Payments	Withdrawal Charge
Contract Value	Requested	Amount	Liquidated	Percent	Amount
$65,000	$2,000	$15,0001	$0	5%	$0
49,000	5,000	3,0002	2,000	5%	100
52,000	7,000	4,0003	3,000	5%	150
44,000	8,000	04	8,000	5%	400

[1]

For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

[2]

The Contract has negative accumulate earnings ($49,000 – $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

[3]

For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

[4]

For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

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Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Annual Step-Up Death Benefit

2.	Enhanced Earnings Death Benefit – Not offered in New York or Washington

3.	Accelerated Beneficiary Protection Death Benefit – Not offered in New York or Washington.

Annual Step-Up Death Benefit

If you elected the optional Annual Step-Up Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. If you purchased the Annual Step-Up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, we will pay an “Annual Step-Up Benefit” to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-Up Death Benefit is the greatest “Anniversary Value” after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, minus amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner subject to our issue age rules. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, we treat the death benefit paid upon the first Owner’s death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death in the determination of the Annual Step-Up Death Benefit for the surviving Spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner’s death.

Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.

The continuation of the optional Annual Step-Up Death Benefit to an existing Contract for a surviving Spouse may not always be in your interest since an additional fee is imposed for this benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

Enhanced Earnings Death Benefit

(Not available in New York and Washington)

If you elected the optional Enhanced Earnings Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving Spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner’s death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Enhanced Earnings Death Benefit.

Termination of the Enhanced Earnings Death Benefit. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

The election of the Enhanced Earnings Death Benefit on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Accelerated Beneficiary Protection Death Benefit

(Not available in New York or Washington)

If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an “Enhanced Earnings Death Benefit” factor plus the greatest of:

•	the Contract Value;

•	the Return of Purchase Payments Death Benefit Factor;

•	the Annual Step-Up Death Benefit Factor; or

•	the Graded Death Benefit Factor.

We deduct any debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.

•	“Earnings” is equal to $175,000 minus $150,000, or $25,000.

•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Accelerated Beneficiary Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.

Annual Step-Up Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

(1)	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

[1]

If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2)	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

The Accelerated Beneficiary Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of the Accelerated Beneficiary Protection Death Benefit. We determine the death benefit paid under the Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner’s Spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving Spouse:

•	The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner’s death (“first Accelerated Beneficiary Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.

•

In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

•

In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Investment Options. We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

Termination of Accelerated Beneficiary Protection Death Benefit Rider. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;

•	the Maturity Date; or

•

the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Determination of Accelerated Beneficiary Protection Death Benefit Fee. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® Series Riders:

•	Income Plus For Life® 12.08 Series:

¡	Income Plus For Life® 12.08

¡	Income Plus For Life – Joint Life® 12.08

•	Income Plus For Life® (Quarterly Step-Up Review) Series

¡	Income Plus For Life® (Quarterly Step-Up Review)

¡	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)

•	Income Plus For Life® (Annual Step-Up Review) Series*

¡	Income Plus For Life® (Annual Step-Up Review)

¡	Income Plus For Life – Joint Life® (Annual Step-Up Review)

*	The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

•	Principal Plus for Life

•	Principal Plus for Life Plus Automatic Annual Step-Up

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

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Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

•	both Spouses must be named as co-Owners of the Contract; or

•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

•	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option begins; or

•	at full surrender of the Contract; or

•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

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Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or

•

(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•

(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

•

(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

For Contracts issues with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.

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Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,

•	no automatic withdrawal program from your Contract is in effect, and

•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or

•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or

•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or

•

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

•

if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

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You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Core Strategy Trust

•	Lifestyle Balanced MVP

•	Lifestyle Balanced PS Series

•	Lifestyle Conservative MVP

•	Lifestyle Conservative PS Series

•	Lifestyle Growth MVP

•	Lifestyle Growth PS Series

•	Lifestyle Moderate MVP

•	Lifestyle Moderate PS Series

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust

•	Capital Appreciation Value Trust

•	Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus For Life and Principal Returns)

•	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire

Contract

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Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocation for a Guaranteed Minimum Withdrawal Benefit Rider:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
	15%	American International Trust
Fundamental Holdings of America	25%	American Growth Trust
(not available after April 30, 2009)	25%	American Growth-Income Trust
	35%	Bond Trust

Additional Restricted Model Allocations for Principal Plus (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations. The following eight Model Allocations were available with Principal Plus for Contracts issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

Restricted Model Allocations for Principal Plus:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Conservative Income Strategy (formerly, “Scudder Conservative Income Strategy”):	64.00%	Investment Quality Bond Trust
	10.00%	Active Bond Trust
	7.00%	Fundamental All Cap Core Trust
	6.00%	500 Index Trust B
	3.00%	International Value Trust
	2.00%	Total Stock Market Index Trust
	2.00%	Real Estate Securities Trust
	2.00%	Small Cap Index Trust
	2.00%	Fundamental Large Cap Value Trust
	1.00%	Global Trust
	1.00%	International Equity Index
Growth Strategy (formerly, “Scudder	23.00%	500 Index Trust B
Growth Strategy”):	18.00%	Fundamental All Cap Core Trust
	14.00%	Fundamental Large Cap Value Trust
	14.00%	International Value Trust
	11.00%	Investment Quality Bond Trust
	5.00%	Total Stock Market Index Trust
	5.00%	Small Cap Index Trust
	4.00%	Real Estate Securities Trust
	2.00%	Global Trust
	2.00%	International Equity Index Trust
	2.00%	Active Bond Trust

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Model Allocation Name	Model Allocation Percentage	Portfolio Name
Growth & Income Strategy (formerly,	32.00%	Investment Quality Bond Trust
“Scudder Growth & Income Strategy”):	17.00%	500 Index Trust B
	15.00%	Fundamental All Cap Core Trust
	9.00%	International Value Trust
	7.00%	Fundamental Large Cap Value Trust
	5.00%	Active Bond Trust
	4.00%	Total Stock Market Index Trust
	3.00%	Real Estate Securities Trust
	2.00%	Global Trust
	2.00%	International Equity Index Trust
	4.00%	Small Cap Index Trust
Income & Growth Strategy (formerly,	46.00%	Investment Quality Bond Trust
“Scudder Income & Growth Strategy”):	13.00%	Fundamental All Cap Core Trust
	11.00%	500 Index Trust B
	7.00%	Active Bond Trust
	6.00%	International Value Trust
	5.00%	Fundamental Large Cap Value Trust
	3.00%	Total Stock Market Index Trust
	3.00%	Small Cap Index Trust
	2.00%	Global Trust Series
	2.00%	International Equity Index Trust
	2.00%	Real Estate Securities Trust
Growth Focus:	45.00%	500 Index Trust B
	40.00%	Investment Quality Bond Trust
	15.00%	Fundamental All Cap Core Trust
Sector Focus:	40.00%	Investment Quality Bond Trust
	30.00%	Total Stock Market Index Trust
	15.00%	Real Estate Securities Trust
	15.00%	Fundamental All Cap Core Trust
US All-Capitalization:	40.00%	Investment Quality Bond Trust
	15.00%	500 Index Trust B
	15.00%	Small Cap Index Trust
	15.00%	Fundamental All Cap Core Trust
	15.00%	Mid Cap Index Trust
Value Focus:	40.00%	Investment Quality Bond Trust
	30.00%	Fundamental All Cap Core Trust
	30.00%	Fundamental Large Cap Value Trust

If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

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Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

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Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

(a)	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

(b)	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

(c)	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

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During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and

•	you reduce the Contract Value available for annuitization.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

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The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life® 12.08) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in NY).

•

(for Income Plus For Life – Joint Life® 12.08) both you and your spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

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Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® 12.08 – 5%

•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1/2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.

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¡

For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10

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Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the

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Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

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Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

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Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 12.08:

1. Not the Covered Person

•    may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•    continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.

2. The Covered Person	• ends without any further benefit.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

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Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

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Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or

•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•

the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

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Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•

(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Quarterly Step-Up Review) – 5%

•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

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Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

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EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

•

200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

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EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or

•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and

•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or

•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

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Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

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For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

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The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

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Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):

1. Not the Covered Person

•    may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•    continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	• ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

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If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•

(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

•

(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

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We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

•

(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Annual Step-Up Review) – 5%

•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase

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Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:

¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;

¡	6% for Riders purchased before January 17, 2008 or in New York.

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	o the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider, or

¡	o the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

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Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

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Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•

any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the

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Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or

•

you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

¡	the Excess Withdrawal amount; divided by

¡	the Contract Value before the withdrawal.

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We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year,

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

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Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):

1. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	• may continue in the same manner as 1.
• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s Spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	• ends without any further benefit.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See

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“Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	the death or removal of the Covered Person; or

•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract an Owner, Beneficiary or Annuitant under the Contract.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

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The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%

•	Principal Plus for Life – 5.00%

•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

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We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

•	in the case of the Lifetime Income Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.

•	initial Credit Period

¡	(for Principal Plus) – the first 5 Contract Years.

¡

(for Principal Plus for Life Series Riders issued prior to May 1, 2007) – the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person turns age 80.

¡	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.

•

extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•

by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise

•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

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Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and

•	(for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

•	(for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

•

(for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

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Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

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We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or

•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is

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based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or

•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

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Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

•

You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

•

You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

•

We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.

•

After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Beneficiary is:	Then PRINCIPAL PLUS:

1. The deceased Owner’s Spouse	• Continues if the Benefit Base is greater than zero.

•    Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

•    Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

• Continues to impose the Principal Plus fee.

•    Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2. Not the deceased Owner’s Spouse

•    Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

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Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:

1. The Covered Person and the Beneficiary is the deceased Owner’s Spouse

•      Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

• Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.

• Continues to impose the Principal Plus for Life fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse

•      Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

4. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

•      In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

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Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	under Principal Plus, the date the Benefit Base depletes to zero; or

•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

•	under Principal Plus, the Maturity Date under the Contract; or

•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.

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We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or

•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

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We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

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Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.

•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.

•

Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

•	Continues to impose the Rider fee.

•

Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

•

Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	the date the Benefit Base and the Contract Value both deplete to zero; or

•	the date an Annuity Option under the Contract begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

C-48

Appendix D: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

Guaranteed Retirement Income Benefit* II

Guaranteed Retirement Income Benefit* III

John Hancock New York

Guaranteed Retirement Income Benefit* II

*	May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Benefit II Growth Factor. The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Guaranteed Retirement Income Benefit III Growth Factor. The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Benefit II Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Benefit III Income Base Reductions. If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”).

Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain – Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income

Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that because (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base (Guaranteed Retirement Income Benefit II only). The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor. The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”):

•	Life Annuity with a 10-Year Period Certain;

•	Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that because (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Wealthmark ML3 Contracts with no optional benefit Riders;

•	Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider;

•	Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider; and

•	Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.

Please note the Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus For Life, Income Plus For Life – Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Returns and the Accelerated Beneficiary Protection Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

U-1

Wealthmark ML3

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Wealthmark ML3 Variable Annuity

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
500 Index Trust B - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.722	12.106	10.629	10.607	9.389	7.554	12.229	12.500	—	—
Value at End of Year	17.541	15.722	12.106	10.629	10.607	9.389	7.554	12.229	—	—
Wealthmark ML3 No. of Units	403,061	524,982	621,788	697,076	763,933	894,346	980,416	1,262,185	—	—
NYWealthmark ML3 No. of Units	45,379	62,762	72,528	78,551	81,025	96,376	100,865	108,137	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.670	12.072	10.604	10.588	9.376	7.548	12.225	12.500	—	—
Value at End of Year	17.474	15.670	12.072	10.604	10.588	9.376	7.548	12.225	—	—
Wealthmark ML3 No. of Units	173,798	201,995	266,946	305,022	327,938	362,709	358,937	418,233	—	—
NYWealthmark ML3 No. of Units	127,384	165,853	192,152	194,020	202,773	215,151	223,681	274,258	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.514	11.970	10.530	10.530	9.339	7.529	12.213	12.500	—	—
Value at End of Year	17.274	15.514	11.970	10.530	10.530	9.339	7.529	12.213	—	—
Wealthmark ML3 No. of Units	303,843	354,396	442,553	477,336	544,366	665,821	656,516	860,913	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.462	11.936	10.506	10.511	9.326	7.523	12.209	12.500	—	—
Value at End of Year	17.208	15.462	11.936	10.506	10.511	9.326	7.523	12.209	—	—
Wealthmark ML3 No. of Units	86,910	100,794	128,094	136,372	142,824	151,644	159,304	200,698	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.308	11.835	10.432	10.453	9.289	7.504	12.196	12.500	—	—
Value at End of Year	17.011	15.308	11.835	10.432	10.453	9.289	7.504	12.196	—	—
Wealthmark ML3 No. of Units	49,444	62,560	72,643	76,642	113,628	124,277	132,238	151,793	—	—
Active Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.393	17.674	16.414	15.787	14.115	11.537	13.127	13.036	—	—
Value at End of Year	18.236	17.393	17.674	16.414	15.787	14.115	11.537	13.127	—	—
Wealthmark ML3 No. of Units	146,249	191,226	227,441	252,634	305,415	352,720	396,541	595,668	—	—
NYWealthmark ML3 No. of Units	11,297	18,957	20,057	20,998	23,410	23,573	27,613	29,596	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.317	17.606	16.359	15.742	14.082	11.515	13.110	13.023	—	—
Value at End of Year	18.148	17.317	17.606	16.359	15.742	14.082	11.515	13.110	—	—
Wealthmark ML3 No. of Units	41,828	43,527	65,657	81,370	88,953	120,280	121,515	163,090	—	—
NYWealthmark ML3 No. of Units	33,944	60,624	81,064	82,118	93,733	108,145	125,328	166,983	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.093	17.405	16.196	15.609	13.983	11.452	13.057	12.984	—	—
Value at End of Year	17.886	17.093	17.405	16.196	15.609	13.983	11.452	13.057	—	—
Wealthmark ML3 No. of Units	145,984	181,714	186,792	190,885	237,647	285,720	302,163	407,522	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	17.019	17.338	16.142	15.564	13.951	11.431	13.040	12.971	—	—
Value at End of Year	17.800	17.019	17.338	16.142	15.564	13.951	11.431	13.040	—	—
Wealthmark ML3 No. of Units	52,928	60,738	59,417	61,178	64,271	63,728	62,503	85,843	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.799	17.140	15.981	15.432	13.853	11.368	12.988	12.932	—	—
Value at End of Year	17.543	16.799	17.140	15.981	15.432	13.853	11.368	12.988	—	—
Wealthmark ML3 No. of Units	26,080	36,498	38,982	43,037	49,886	54,091	58,281	70,561	—	—
AIM V.I. Utilities Fund Portfolio (formerly INVESCO VIF-Utilities Fund Portfolio) (substituted with JHT Total Stock Market Index Trust eff 05-03-2007)
Series I Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	22.191	19.308
Value at End of Year	—	—	—	—	—	—	—	—	27.386	22.191
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	51,594	58,086
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	8,683	9,575

U-2

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	22.155	19.287
Value at End of Year	—	—	—	—	—	—	—	—	27.329	22.155
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	12,023	26,382
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	36,532	43,123
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	22.048	19.222
Value at End of Year	—	—	—	—	—	—	—	—	27.156	22.048
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	28,950	42,795
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	22.012	19.201
Value at End of Year	—	—	—	—	—	—	—	—	27.098	22.012
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,408	8,168
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.984	17.458
Value at End of Year	—	—	—	—	—	—	—	—	24.566	19.984
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	9,200	10,481
Alger American Balanced Portfolio (substituted with JHT Index Allocation Trust eff 05-03-2007) - Class S Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.308	17.696
Value at End of Year	—	—	—	—	—	—	—	—	16.757	16.308
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	260,329	368,707
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	28,139	36,092
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	16.282	17.676
Value at End of Year	—	—	—	—	—	—	—	—	16.722	16.282
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	79,171	113,502
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	87,717	98,839
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.203	17.617
Value at End of Year	—	—	—	—	—	—	—	—	16.616	16.203
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	147,685	190,620
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.177	17.597
Value at End of Year	—	—	—	—	—	—	—	—	16.581	16.177
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	25,041	29,220
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.987	15.492
Value at End of Year	—	—	—	—	—	—	—	—	15.339	14.987
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	38,167	33,273
Alger American Leveraged AllCap Portfolio (substituted with JHT All Cap Core Trust eff 05-03-2007) - Class S Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.871	15.329
Value at End of Year	—	—	—	—	—	—	—	—	23.253	19.871
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	72,594	74,521
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,735	6,651
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	19.839	15.312
Value at End of Year	—	—	—	—	—	—	—	—	23.204	19.839
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	26,605	57,733
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	45,024	32,285
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	19.743	15.261
Value at End of Year	—	—	—	—	—	—	—	—	23.057	19.743
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	50,662	57,644
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.711	15.244
Value at End of Year	—	—	—	—	—	—	—	—	23.009	19.711
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,497	5,158

U-3

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	17.326	14.143
Value at End of Year	—	—	—	—	—	—	—	—	20.195	17.326
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	7,599	5,770
All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.757	15.743	13.754	13.962	12.582	9.973	16.830	17.717	—	—
Value at End of Year	22.349	20.757	15.743	13.754	13.962	12.582	9.973	16.830	—	—
Wealthmark ML3 No. of Units	25,095	22,733	24,658	26,140	34,197	40,304	46,939	63,269	—	—
NYWealthmark ML3 No. of Units	2,706	2,724	6,825	7,113	7,612	8,279	8,622	9,488	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	23.120	17.544	15.334	15.575	14.042	11.136	18.802	19.799	—	—
Value at End of Year	24.880	23.120	17.544	15.334	15.575	14.042	11.136	18.802	—	—
Wealthmark ML3 No. of Units	6,575	7,867	9,859	14,174	14,696	12,019	13,452	19,764	—	—
NYWealthmark ML3 No. of Units	7,623	11,082	12,377	14,095	14,696	14,332	14,458	48,106	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	22.720	17.266	15.114	15.374	13.882	11.026	18.643	19.652	—	—
Value at End of Year	24.412	22.720	17.266	15.114	15.374	13.882	11.026	18.643	—	—
Wealthmark ML3 No. of Units	15,131	17,057	22,714	23,860	25,895	27,238	3,204	39,263	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	22.588	17.174	15.042	15.308	13.829	10.989	18.591	19.603	—	—
Value at End of Year	24.259	22.588	17.174	15.042	15.308	13.829	10.989	18.591	—	—
Wealthmark ML3 No. of Units	5,173	5,611	5,648	5,682	5,710	6,076	6,150	8,450	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	25.036	19.064	16.722	17.044	15.420	12.272	20.792	21.947	—	—
Value at End of Year	26.848	25.036	19.064	16.722	17.044	15.420	12.272	20.792	—	—
Wealthmark ML3 No. of Units	1,789	3,006	3,514	3,545	3,581	3,813	4,318	4,702	—	—
American Asset Allocation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.956	18.129	15.959	16.087	14.615	12.053	17.465	17.629	—	—
Value at End of Year	22.654	21.956	18.129	15.959	16.087	14.615	12.053	17.465	—	—
Wealthmark ML3 No. of Units	39,457	50,570	43,860	56,573	60,984	44,167	48,986	18,336	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	1,075	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.883	18.077	15.922	16.057	14.595	12.043	17.459	17.629	—	—
Value at End of Year	22.567	21.883	18.077	15.922	16.057	14.595	12.043	17.459	—	—
Wealthmark ML3 No. of Units	18,769	19,325	18,230	20,086	20,200	11,667	5,956	3,912	—	—
NYWealthmark ML3 No. of Units	2,362	2,244	2,278	2,375	1,901	3,897	2,463	9,572	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.665	17.924	15.811	15.969	14.537	12.013	12.484	12.619	—	—
Value at End of Year	22.308	21.665	17.924	15.811	15.969	14.537	12.013	12.484	—	—
Wealthmark ML3 No. of Units	20,475	20,227	19,549	17,560	18,586	48,497	13,410	15,765	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	21.593	17.873	15.774	15.940	14.517	12.003	17.436	17.629	—	—
Value at End of Year	22.223	21.593	17.873	15.774	15.940	14.517	12.003	17.436	—	—
Wealthmark ML3 No. of Units	1,908	1,728	1,786	1,848	9,262	10,762	13,061	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.302	12.685	11.212	11.347	10.350	8.570	12.468	12.618	—	—
Value at End of Year	15.725	15.302	12.685	11.212	11.347	10.350	8.570	12.468	—	—
Wealthmark ML3 No. of Units	6,848	39,927	40,207	41,772	9,085	9,084	8,783	15,497	—	—
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.824	11.649	13.133	13.205	—	—
Value at End of Year	—	—	—	—	13.367	12.824	11.649	13.133	—	—
Wealthmark ML3 No. of Units	—	—	—	—	19,968	28,856	20,462	8,036	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	12.796	11.629	13.117	13.193	—	—
Value at End of Year	—	—	—	—	13.331	12.796	11.629	13.117	—	—
Wealthmark ML3 No. of Units	—	—	—	—	5,359	4,617	2,509	4,926	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	4,074	6,032	370	455	—	—

U-4

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	12.712	11.569	13.070	13.158	—	—
Value at End of Year	—	—	—	—	13.223	12.712	11.569	13.070	—	—
Wealthmark ML3 No. of Units	—	—	—	—	19,599	19,510	4,061	5,334	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.684	13.054	—	13.147	—	—
Value at End of Year	—	—	—	—	13.187	12.684	—	13.054	—	—
Wealthmark ML3 No. of Units	—	—	—	—	5,365	4,062	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.600	11.490	13.007	13.112	—	—
Value at End of Year	—	—	—	—	13.081	12.600	11.490	13.007	—	—
Wealthmark ML3 No. of Units	—	—	—	—	2,263	3,289	2,291	—	—	—
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.369	12.958	10.799	12.117	11.081	7.966	13.208	12.985	—	—
Value at End of Year	16.394	16.369	12.958	10.799	12.117	11.081	7.966	13.208	—	—
Wealthmark ML3 No. of Units	17,518	18,760	8,033	8,310	8,764	8,639	7,819	3,951	—	—
NYWealthmark ML3 No. of Units	358	628	826	831	—	—	552	420	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.315	12.921	10.773	12.095	11.066	7.959	13.203	12.981	—	—
Value at End of Year	16.331	16.315	12.921	10.773	12.095	11.066	7.959	13.203	—	—
Wealthmark ML3 No. of Units	2,120	1,715	—	—	—	1,068	1,107	2,572	—	—
NYWealthmark ML3 No. of Units	12,164	11,989	10,182	10,647	7,833	7,880	7,942	7,018	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.152	12.812	10.698	12.029	11.022	13.190	—	12.971	—	—
Value at End of Year	16.144	16.152	12.812	10.698	12.029	11.022	—	13.190	—	—
Wealthmark ML3 No. of Units	53,636	59,274	52,781	57,181	45,742	33,786	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.967	—	—
Value at End of Year	—	—	—	—	—	—	—	13.186	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.938	12.667	10.599	11.941	10.963	7.913	13.172	12.957	—	—
Value at End of Year	15.898	15.938	12.667	10.599	11.941	10.963	7.913	13.172	—	—
Wealthmark ML3 No. of Units	11,073	11,212	7,274	7,509	7,344	7,268	341	—	—	—
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	10.586	9.161	11.587	9.667	6.126	13.480	13.909	—	—
Value at End of Year	—	—	10.586	9.161	11.587	9.667	6.126	13.480	—	—
Wealthmark ML3 No. of Units	—	—	6,698	5,518	6,017	6,417	1,617	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	10.556	9.139	11.566	9.655	6.121	13.475	13.906	—	—
Value at End of Year	—	—	10.556	9.139	11.566	9.655	6.121	13.475	—	—
Wealthmark ML3 No. of Units	—	—	1,477	1,538	4,891	4,881	—	2,549	—	—
NYWealthmark ML3 No. of Units	—	—	3,857	4,333	1,055	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	10.466	9.076	11.502	9.616	6.105	13.462	13.895	—	—
Value at End of Year	—	—	10.466	9.076	11.502	9.616	6.105	13.462	—	—
Wealthmark ML3 No. of Units	—	—	17,782	25,832	17,353	17,908	5,281	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.891	—	—
Value at End of Year	—	—	—	—	—	—	—	13.457	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	10.348	8.991	11.418	9.565	13.444	—	13.880	—	—
Value at End of Year	—	—	10.348	8.991	11.418	9.565	—	13.444	—	—
Wealthmark ML3 No. of Units	—	—	5,266	5,332	5,000	4,320	—	—	—	—

U-5

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
American Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.019	21.215	18.399	19.645	16.906	12.393	22.614	21.943	—	—
Value at End of Year	28.693	27.019	21.215	18.399	19.645	16.906	12.393	22.614	—	—
Wealthmark ML3 No. of Units	42,404	57,004	67,828	73,941	77,618	63,468	87,673	131,589	—	—
NYWealthmark ML3 No. of Units	56	59	59	59	60	665	1,188	846	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.876	21.113	18.319	19.570	16.849	12.358	22.561	21.899	—	—
Value at End of Year	28.526	26.876	21.113	18.319	19.570	16.849	12.358	22.561	—	—
Wealthmark ML3 No. of Units	40,996	47,074	51,831	65,666	70,190	75,438	79,368	64,554	—	—
NYWealthmark ML3 No. of Units	4,272	4,489	4,956	5,001	5,054	6,037	4,640	1,806	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	26.449	20.809	18.083	19.347	16.682	12.254	22.404	21.768	—	—
Value at End of Year	28.031	26.449	20.809	18.083	19.347	16.682	12.254	22.404	—	—
Wealthmark ML3 No. of Units	37,947	45,082	49,476	64,106	59,032	73,944	75,279	86,065	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	26.308	20.708	18.005	19.273	16.626	12.219	22.352	21.725	—	—
Value at End of Year	27.868	26.308	20.708	18.005	19.273	16.626	12.219	22.352	—	—
Wealthmark ML3 No. of Units	168	176	177	2,318	6,012	7,372	7,463	2,567	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	25.891	20.410	17.772	19.052	16.461	12.116	22.197	21.595	—	—
Value at End of Year	27.385	25.891	20.410	17.772	19.052	16.461	12.116	22.197	—	—
Wealthmark ML3 No. of Units	4,347	7,703	7,375	7,591	8,892	9,168	8,200	221	—	—
American Growth-Income Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	24.525	18.769	16.318	16.970	15.565	12.110	19.914	20.424	—	—
Value at End of Year	26.564	24.525	18.769	16.318	16.970	15.565	12.110	19.914	—	—
Wealthmark ML3 No. of Units	26,159	26,713	30,092	32,090	33,975	24,960	34,534	26,615	—	—
NYWealthmark ML3 No. of Units	1,737	1,836	1,925	2,030	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.394	18.679	16.248	16.905	15.513	12.076	19.867	20.384	—	—
Value at End of Year	26.410	24.394	18.679	16.248	16.905	15.513	12.076	19.867	—	—
Wealthmark ML3 No. of Units	32,231	34,600	34,247	42,264	43,540	40,823	48,452	40,969	—	—
NYWealthmark ML3 No. of Units	3,996	4,119	3,347	3,430	3,113	5,935	2,326	1,326	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	24.007	18.410	16.038	16.712	15.359	11.974	19.729	20.262	—	—
Value at End of Year	25.952	24.007	18.410	16.038	16.712	15.359	11.974	19.729	—	—
Wealthmark ML3 No. of Units	27,925	27,461	35,701	36,681	32,168	27,736	28,728	34,493	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	16.648	15.308	11.940	19.683	20.221	—	—
Value at End of Year	—	—	—	15.969	16.648	15.308	11.940	19.683	—	—
Wealthmark ML3 No. of Units	—	—	—	4,599	5,086	6,035	6,189	6,053	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	23.501	18.057	15.763	16.458	15.156	11.839	19.546	20.101	—	—
Value at End of Year	25.353	23.501	18.057	15.763	16.458	15.156	11.839	19.546	—	—
Wealthmark ML3 No. of Units	2,265	6,564	6,886	6,027	8,151	8,140	11,768	3,465	—	—
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	15.099	13.587	13.632	12.101	8.888	11.951	11.986	—	—
Value at End of Year	—	—	15.099	13.587	13.632	12.101	8.888	11.951	—	—
Wealthmark ML3 No. of Units	—	—	10,457	10,619	17,933	4,691	600	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	172	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	15.056	13.556	13.607	12.085	8.880	11.947	11.983	—	—
Value at End of Year	—	—	15.056	13.556	13.607	12.085	8.880	11.947	—	—
Wealthmark ML3 No. of Units	—	—	29,975	18,592	17,779	1,793	1,275	—	—	—
NYWealthmark ML3 No. of Units	—	—	2,939	2,973	2,992	3,026	—	—	—	—

U-6

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	14.928	13.461	13.532	12.037	8.858	11.935	11.973	—	—
Value at End of Year	—	—	14.928	13.461	13.532	12.037	8.858	11.935	—	—
Wealthmark ML3 No. of Units	—	—	48,160	50,597	55,895	9,024	5,950	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	14.886	13.430	13.508	11.931	—	—	11.970	—	—
Value at End of Year	—	—	14.886	13.430	13.508	—	—	11.931	—	—
Wealthmark ML3 No. of Units	—	—	1,547	1,556	1,565	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	14.760	13.336	13.433	11.972	11.919	—	11.960	—	—
Value at End of Year	—	—	14.760	13.336	13.433	11.972	—	11.919	—	—
Wealthmark ML3 No. of Units	—	—	1,029	2,913	3,057	1,903	—	—	—	—
American International Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	30.076	25.273	21.913	26.019	24.796	17.701	31.284	28.944	—	—
Value at End of Year	28.652	30.076	25.273	21.913	26.019	24.796	17.701	31.284	—	—
Wealthmark ML3 No. of Units	19,421	28,754	35,283	37,051	39,068	29,314	47,793	73,905	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,275	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.916	25.151	21.819	25.919	24.713	17.651	31.211	28.886	—	—
Value at End of Year	28.486	29.916	25.151	21.819	25.919	24.713	17.651	31.211	—	—
Wealthmark ML3 No. of Units	23,134	23,592	25,412	28,877	30,613	30,499	28,572	37,385	—	—
NYWealthmark ML3 No. of Units	1,200	1,222	1,238	2,185	2,179	1,779	2,569	2,080	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	29.441	24.789	21.537	25.623	24.467	17.502	30.994	28.713	—	—
Value at End of Year	27.991	29.441	24.789	21.537	25.623	24.467	17.502	30.994	—	—
Wealthmark ML3 No. of Units	25,004	28,493	29,615	34,139	37,991	32,007	44,818	40,177	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	25.525	24.386	17.452	30.922	28.656	—	—
Value at End of Year	—	—	—	21.444	25.525	24.386	17.452	30.922	—	—
Wealthmark ML3 No. of Units	—	—	—	2,311	2,488	3,293	3,592	2,527	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	28.820	24.315	21.167	25.234	24.144	17.305	30.707	28.485	—	—
Value at End of Year	27.346	28.820	24.315	21.167	25.234	24.144	17.305	30.707	—	—
Wealthmark ML3 No. of Units	585	3,106	3,125	3,608	3,317	3,680	5,156	3,732	—	—
American New World Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.982	13.754	11.940	14.181	12.303	8.405	14.902	14.459	—	—
Value at End of Year	13.504	14.982	13.754	11.940	14.181	12.303	8.405	14.902	—	—
Wealthmark ML3 No. of Units	12,905	14,374	17,772	22,254	20,283	20,196	10,120	586	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	374	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.932	13.715	11.912	14.155	12.286	8.398	14.897	14.455	—	—
Value at End of Year	13.452	14.932	13.715	11.912	14.155	12.286	8.398	14.897	—	—
Wealthmark ML3 No. of Units	5,611	6,037	6,869	8,549	12,195	8,494	6,849	2,295	—	—
NYWealthmark ML3 No. of Units	1,027	1,580	1,586	2,048	1,772	1,671	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.783	13.598	11.829	14.077	12.237	8.376	14.882	14.443	—	—
Value at End of Year	13.298	14.783	13.598	11.829	14.077	12.237	8.376	14.882	—	—
Wealthmark ML3 No. of Units	9,941	14,823	16,004	19,485	23,628	21,861	12,331	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	14.052	8.369	—	14.877	14.440	—	—
Value at End of Year	—	—	—	11.801	14.052	—	8.369	14.877	—	—
Wealthmark ML3 No. of Units	—	—	—	1,285	1,295	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	14.587	13.445	11.719	13.974	12.172	8.348	14.863	14.428	—	—
Value at End of Year	13.095	14.587	13.445	11.719	13.974	12.172	8.348	14.863	—	—
Wealthmark ML3 No. of Units	943	949	2,987	2,969	2,991	2,036	—	—	—	—

U-7

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.683	13.108	12.558	12.500	—	—	—	—	—	—
Value at End of Year	13.149	12.683	13.108	12.558	—	—	—	—	—	—
Wealthmark ML3 No. of Units	6,448	9,256	12,222	12,217	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.669	13.100	12.557	12.500	—	—	—	—	—	—
Value at End of Year	13.128	12.669	13.100	12.557	—	—	—	—	—	—
Wealthmark ML3 No. of Units	3,621	3,325	4,084	5,742	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	1,293	3,026	3,590	3,478	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.628	13.077	12.554	12.500	—	—	—	—	—	—
Value at End of Year	13.066	12.628	13.077	12.554	—	—	—	—	—	—
Wealthmark ML3 No. of Units	13,111	13,783	21,483	20,617	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.614	13.069	12.553	12.500	—	—	—	—	—	—
Value at End of Year	13.045	12.614	13.069	12.553	—	—	—	—	—	—
Wealthmark ML3 No. of Units	931	5,693	5,729	5,765	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.573	13.046	12.550	12.500	—	—	—	—	—	—
Value at End of Year	12.983	12.573	13.046	12.550	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,016	2,117	2,221	2,322	—	—	—	—	—	—
Blue Chip Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	23.112	16.661	14.344	14.404	12.630	9.007	15.962	15.437	—	—
Value at End of Year	24.754	23.112	16.661	14.344	14.404	12.630	9.007	15.962	—	—
Wealthmark ML3 No. of Units	9,528	9,568	9,762	7,126	13,421	6,910	7,968	4,574	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.631	17.764	15.302	15.373	13.487	9.623	17.062	16.506	—	—
Value at End of Year	26.367	24.631	17.764	15.302	15.373	13.487	9.623	17.062	—	—
Wealthmark ML3 No. of Units	855	1,364	5,792	4,811	5,146	3,124	3,630	2,010	—	—
NYWealthmark ML3 No. of Units	7,180	7,893	9,297	7,384	6,989	7,108	8,138	5,469	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	24.205	17.483	15.083	15.175	13.334	9.527	16.918	16.384	—	—
Value at End of Year	25.872	24.205	17.483	15.083	15.175	13.334	9.527	16.918	—	—
Wealthmark ML3 No. of Units	13,611	16,650	14,337	10,811	4,761	1,907	25,206	5,554	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.343	—	—
Value at End of Year	—	—	—	—	—	—	—	16.870	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	27.009	19.547	16.898	17.035	14.998	19.106	—	18.527	—	—
Value at End of Year	28.811	27.009	19.547	16.898	17.035	14.998	—	19.106	—	—
Wealthmark ML3 No. of Units	3,151	3,156	3,162	3,167	1,079	576	—	—	—	—
Capital Appreciation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.955	15.539	13.638	13.888	12.654	9.057	14.700	13.955	—	—
Value at End of Year	22.564	20.955	15.539	13.638	13.888	12.654	9.057	14.700	—	—
Wealthmark ML3 No. of Units	1,410	870	527	248	2,305	2,858	3,955	1,120	—	—
NYWealthmark ML3 No. of Units	747	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.757	16.883	14.826	15.106	13.770	9.861	16.012	15.205	—	—
Value at End of Year	24.492	22.757	16.883	14.826	15.106	13.770	9.861	16.012	—	—
Wealthmark ML3 No. of Units	1,534	6,867	11,658	1,038	3,332	5,204	5,354	11,660	—	—
NYWealthmark ML3 No. of Units	1,309	1,385	1,501	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	22.363	16.616	14.613	14.911	13.613	9.763	15.877	15.092	—	—
Value at End of Year	24.032	22.363	16.616	14.613	14.911	13.613	9.763	15.877	—	—
Wealthmark ML3 No. of Units	3,147	3,062	3,407	2,971	2,779	3,355	1,406	2,477	—	—

U-8

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	15.055	—	—
Value at End of Year	—	—	—	—	—	—	—	15.832	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	26.877	20.010	17.633	18.029	16.493	11.851	19.312	18.382	—	—
Value at End of Year	28.825	26.877	20.010	17.633	18.029	16.493	11.851	19.312	—	—
Wealthmark ML3 No. of Units	734	806	905	908	932	919	238	—	—	—
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	17.669	14.731	13.082	12.927	11.565	9.056	12.500	—	—	—
Value at End of Year	19.472	17.669	14.731	13.082	12.927	11.565	9.056	—	—	—
Wealthmark ML3 No. of Units	1,375	773	1,141	1,147	1,153	1,159	3,408	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.474	14.598	12.989	12.861	11.529	9.046	12.500	—	—	—
Value at End of Year	19.219	17.474	14.598	12.989	12.861	11.529	9.046	—	—	—
Wealthmark ML3 No. of Units	21,318	20,519	20,814	20,900	20,992	21,087	881	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	11.494	9.036	12.500	—	—	—
Value at End of Year	—	—	—	—	12.796	11.494	9.036	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	1,232	1,241	1,156	—	—	—
Classic Value Trust (merged into Equity-Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.431	17.913	—	—
Value at End of Year	—	—	—	—	—	—	7.710	14.431	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	1,915	1,885	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	17.886	—	—
Value at End of Year	—	—	—	—	—	—	—	14.405	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	17.806	—	—
Value at End of Year	—	—	—	—	—	—	—	14.326	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.779	—	—
Value at End of Year	—	—	—	—	—	—	—	14.300	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.699	—	—
Value at End of Year	—	—	—	—	—	—	—	14.222	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	15.810	16.350	12.500	—	—	—	—	—
Value at End of Year	—	—	—	15.810	16.350	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	6,536	6,949	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	15.789	16.336	15.007	12.500	—	—	—	—
Value at End of Year	—	—	—	15.789	16.336	15.007	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	878	260	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	37	75	75	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	15.726	16.295	12.500	—	—	—	—	—
Value at End of Year	—	—	—	15.726	16.295	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	2,614	1,132	—	—	—	—	—

U-9

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	12.469	11.185	11.664	10.752	8.738	12.500	—	—	—
Value at End of Year	—	—	12.469	11.185	11.664	10.752	8.738	—	—	—
Wealthmark ML3 No. of Units	—	—	778	782	786	790	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	12.356	11.106	11.605	10.719	12.500	—	—	—	—
Value at End of Year	—	—	12.356	11.106	11.605	10.719	—	—	—	—
Wealthmark ML3 No. of Units	—	—	2,461	2,474	2,488	2,502	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	10.686	8.719	12.500	—	—	—
Value at End of Year	—	—	—	—	11.546	10.686	8.719	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	960	967	1,186	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.412	16.537	15.004	12.500	—	—	—	—
Value at End of Year	—	—	—	16.412	16.537	15.004	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	4,234	1,862	1,878	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	27,847	29,949	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	16.390	16.523	14.999	12.500	—	—	—	—
Value at End of Year	—	—	—	16.390	16.523	14.999	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	15,503	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	3,907	2,601	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	16.325	16.482	14.984	12.500	—	—	—	—
Value at End of Year	—	—	—	16.325	16.482	14.984	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	5,533	1,765	2,545	—	—	—	—
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	16.357	16.963	15.370	12.500	—	—	—	—
Value at End of Year	—	—	—	16.357	16.963	15.370	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	17,963	17,118	3,038	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	16.335	16.949	15.365	12.500	—	—	—	—
Value at End of Year	—	—	—	16.335	16.949	15.365	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	24,861	25,170	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	1,697	1,702	1,799	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	16.270	16.907	15.349	12.500	—	—	—	—
Value at End of Year	—	—	—	16.270	16.907	15.349	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	5,214	5,414	2,789	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	16.184	16.851	15.329	12.500	—	—	—	—
Value at End of Year	—	—	—	16.184	16.851	15.329	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	4,793	6,142	7,158	—	—	—	—
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.040	—	—
Value at End of Year	—	—	—	—	—	—	—	14.152	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	14.126	16.016	—	—
Value at End of Year	—	—	—	—	—	—	6.306	14.126	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	506	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	15.944	—	—
Value at End of Year	—	—	—	—	—	—	—	14.049	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

U-10

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	15.921	—	—
Value at End of Year	—	—	—	—	—	—	—	14.023	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	15.849	—	—
Value at End of Year	—	—	—	—	—	—	—	13.946	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	17.067	15.659	15.837	12.500	—	—	—	—	—
Value at End of Year	—	—	17.067	15.659	15.837	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	13,686	16,990	16,073	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	17.035	15.638	15.824	12.500	—	—	—	—	—
Value at End of Year	—	—	17.035	15.638	15.824	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	26,264	31,273	41,990	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	6,037	6,614	7,004	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	16.942	15.576	15.784	14.664	12.500	—	—	—	—
Value at End of Year	—	—	16.942	15.576	15.784	14.664	—	—	—	—
Wealthmark ML3 No. of Units	—	—	11,315	9,713	5,888	3,082	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	16.996	15.306	16.167	15.178	12.500	—	—	—	—
Value at End of Year	—	—	16.996	15.306	16.167	15.178	—	—	—	—
Wealthmark ML3 No. of Units	—	—	5,521	14,905	24,379	21,376	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	637	8,501	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	16.965	15.286	16.154	15.173	12.500	—	—	—	—
Value at End of Year	—	—	16.965	15.286	16.154	15.173	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	3,570	3,977	12,279	23,224	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	16.872	15.225	16.114	15.158	12.500	—	—	—	—
Value at End of Year	—	—	16.872	15.225	16.114	15.158	—	—	—	—
Wealthmark ML3 No. of Units	—	—	7,604	9,130	7,263	16,441	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	16.841	15.205	16.100	15.153	12.500	—	—	—	—
Value at End of Year	—	—	16.841	15.205	16.100	15.153	—	—	—	—
Wealthmark ML3 No. of Units	—	—	4,864	5,354	5,581	5,934	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	15.138	12.500	—	—	—	—
Value at End of Year	—	—	—	—	16.060	15.138	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	6,171	7,193	—	—	—	—
Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.172	14.666	13.281	13.501	12.236	10.225	14.139	14.173	—	—
Value at End of Year	17.889	17.172	14.666	13.281	13.501	12.236	10.225	14.139	—	—
Wealthmark ML3 No. of Units	198,966	217,236	154,750	185,619	221,249	243,087	285,792	362,515	—	—
NYWealthmark ML3 No. of Units	17,141	31,068	37,661	39,198	40,352	41,867	43,514	47,854	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.104	14.615	13.242	13.468	12.212	10.211	14.126	14.164	—	—
Value at End of Year	17.810	17.104	14.615	13.242	13.468	12.212	10.211	14.126	—	—
Wealthmark ML3 No. of Units	80,050	83,110	75,797	86,252	101,990	122,073	140,584	186,525	—	—
NYWealthmark ML3 No. of Units	55,524	78,317	70,542	73,431	83,151	90,674	93,267	164,513	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.903	14.465	13.126	13.370	12.141	10.167	14.086	14.139	—	—
Value at End of Year	17.574	16.903	14.465	13.126	13.370	12.141	10.167	14.086	—	—
Wealthmark ML3 No. of Units	124,605	166,137	131,063	138,182	169,203	187,261	191,790	224,902	—	—

U-11

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	16.837	14.416	13.087	13.337	12.118	10.152	14.073	14.130	—	—
Value at End of Year	17.496	16.837	14.416	13.087	13.337	12.118	10.152	14.073	—	—
Wealthmark ML3 No. of Units	24,153	28,061	22,638	23,046	24,448	26,805	33,294	43,153	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.639	14.267	12.972	13.240	12.047	10.108	14.033	14.104	—	—
Value at End of Year	17.265	16.639	14.267	12.972	13.240	12.047	10.108	14.033	—	—
Wealthmark ML3 No. of Units	13,633	17,101	17,755	17,765	21,988	25,466	30,175	45,440	—	—
Credit Suisse Trust Global Small Cap Portfolio (formerly Credit Suisse Trust-Global Post-Venture Capital Portfolio)
(substituted with JHT International Equity Index Trust B eff 05-03-2007) - NAV Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	26.101	22.846
Value at End of Year	—	—	—	—	—	—	—	—	29.065	26.101
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	28,576	35,272
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,587	2,595
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	26.059	22.820
Value at End of Year	—	—	—	—	—	—	—	—	29.004	26.059
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	8,838	20,027
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	7,549	9,143
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	25.933	22.744
Value at End of Year	—	—	—	—	—	—	—	—	28.821	25.933
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	17,460	20,724
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	25.891	22.719
Value at End of Year	—	—	—	—	—	—	—	—	28.760	25.891
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	808	1,946
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	22.644	19.899
Value at End of Year	—	—	—	—	—	—	—	—	25.115	22.644
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,102	1,333
Credit SuisseTrust-Emerging Markets Portfolio (substituted with JHT International Equity Index Trust B eff 05-03-2007) - NAV Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	28.989	23.035
Value at End of Year	—	—	—	—	—	—	—	—	37.788	28.989
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	94,989	108,536
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,711	5,372
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	28.942	23.009
Value at End of Year	—	—	—	—	—	—	—	—	37.708	28.942
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	29,761	48,262
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	33,244	48,759
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	28.802	22.932
Value at End of Year	—	—	—	—	—	—	—	—	37.469	28.802
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	63,775	82,873
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	28.756	22.907
Value at End of Year	—	—	—	—	—	—	—	—	37.390	28.756
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,246	8,025
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	27.216	21.712
Value at End of Year	—	—	—	—	—	—	—	—	35.335	27.216
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	13,915	11,922

U-12

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Deutsche Equity 500 Index VIP (formerly DWS Equity 500 Index Trust VIP) - Class B2 Shares (units first credited 09-16-2005)
Contracts with no Optional Benefits
Value at Start of Year	28.542	22.076	19.474	19.519	17.363	14.032	22.776	22.086	19.490	12.500
Value at End of Year	31.725	28.542	22.076	19.474	19.519	17.363	14.032	22.776	22.086	19.490
Wealthmark ML3 No. of Units	67,922	92,019	99,319	115,367	126,765	161,446	192,690	227,829	346,979	448,901
NYWealthmark ML3 No. of Units	8,767	11,540	14,390	14,439	14,948	15,068	15,658	16,380	28,006	63,809
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.382	21.963	19.384	19.439	17.300	13.989	22.717	22.040	19.458	12.500
Value at End of Year	31.532	28.382	21.963	19.384	19.439	17.300	13.989	22.717	22.040	19.458
Wealthmark ML3 No. of Units	28,884	42,989	52,616	57,056	70,429	88,053	98,001	101,776	181,305	211,698
NYWealthmark ML3 No. of Units	65,965	87,530	108,885	109,682	115,195	120,047	124,739	138,269	202,741	232,276
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	27.907	21.628	19.118	19.200	17.113	13.858	22.539	21.900	19.364	12.500
Value at End of Year	30.958	27.907	21.628	19.118	19.200	17.113	13.858	22.539	21.900	19.364
Wealthmark ML3 No. of Units	43,395	58,856	48,940	48,666	56,742	63,770	98,996	111,755	217,280	198,500
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	27.751	21.518	19.029	19.121	17.051	13.815	22.480	21.854	19.333	12.500
Value at End of Year	30.769	27.751	21.518	19.029	19.121	17.051	13.815	22.480	21.854	19.333
Wealthmark ML3 No. of Units	61,653	62,890	68,262	77,255	79,317	84,761	85,473	83,462	88,380	106,118
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	23.240	18.047	15.984	16.085	14.365	11.657	18.996	18.495	16.386	12.500
Value at End of Year	25.729	23.240	18.047	15.984	16.085	14.365	11.657	18.996	18.495	16.386
Wealthmark ML3 No. of Units	22,359	24,141	25,067	27,916	34,176	34,931	46,272	53,083	66,282	76,440
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	13.499	12.189	12.682	11.391	9.121	12.500	—	—	—
Value at End of Year	—	—	13.499	12.189	12.682	11.391	9.121	—	—	—
Wealthmark ML3 No. of Units	—	—	1,154	1,160	1,166	1,172	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	9.119	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	4,824	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	13.377	12.103	12.618	11.356	9.111	12.500	—	—	—
Value at End of Year	—	—	13.377	12.103	12.618	11.356	9.111	—	—	—
Wealthmark ML3 No. of Units	—	—	7,201	7,385	7,596	7,791	5,687	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	11.321	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	1,084	—	—	—	—
Dreyfus I.P. MidCap Stock Portfolio (substituted with JHT Mid Cap Index Trust eff 05-03-2007) - Service Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	21.548	20.109
Value at End of Year	—	—	—	—	—	—	—	—	22.823	21.548
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	283,950	361,351
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	17,777	21,300
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	21.513	20.086
Value at End of Year	—	—	—	—	—	—	—	—	22.775	21.513
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	137,403	207,246
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	105,765	133,225
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	21.409	20.019
Value at End of Year	—	—	—	—	—	—	—	—	22.631	21.409
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	172,284	208,076
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	21.375	19.997
Value at End of Year	—	—	—	—	—	—	—	—	22.583	21.375
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	14,722	27,561

U-13

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	18.387	17.227
Value at End of Year	—	—	—	—	—	—	—	—	19.397	18.387
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	39,969	43,018
Dreyfus Socially Responsible Growth Fund Inc (substituted with JHT Quantitative All Cap Trust eff 05-03-2007) (now Optimized All Cap Trust)
Service Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	18.033	17.738
Value at End of Year	—	—	—	—	—	—	—	—	19.328	18.033
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,278	6,086
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,275	2,432
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	18.004	17.718
Value at End of Year	—	—	—	—	—	—	—	—	19.287	18.004
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	14,833	10,500
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	8,266	9,384
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	17.917	17.659
Value at End of Year	—	—	—	—	—	—	—	—	19.165	17.917
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	19,606	21,804
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	17.888	17.639
Value at End of Year	—	—	—	—	—	—	—	—	19.124	17.888
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,067	1,099
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.429	15.237
Value at End of Year	—	—	—	—	—	—	—	—	16.471	15.429
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,508	2,584
DWS Balanced VIP (formerly Scudder Total Return Portfolio) (substituted with JHT Index Allocation Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.296	15.945
Value at End of Year	—	—	—	—	—	—	—	—	17.605	16.296
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	169,735	211,422
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	16,507	20,587
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	16.270	15.927
Value at End of Year	—	—	—	—	—	—	—	—	17.568	16.270
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	95,835	142,192
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	66,383	78,444
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	16.191	15.874
Value at End of Year	—	—	—	—	—	—	—	—	17.457	16.191
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	89,824	121,829
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.165	15.856
Value at End of Year	—	—	—	—	—	—	—	—	17.420	16.165
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	45,558	52,490
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.577	14.319
Value at End of Year	—	—	—	—	—	—	—	—	15.684	14.577
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	31,912	32,609
DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio) (substituted with JHT Total Stock Market Index Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	20.605	19.098
Value at End of Year	—	—	—	—	—	—	—	—	23.346	20.605
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	226,012	249,612
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	37,170	47,550

U-14

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	20.571	19.076
Value at End of Year	—	—	—	—	—	—	—	—	23.297	20.571
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	44,162	88,045
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	75,188	95,205
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	20.472	19.012
Value at End of Year	—	—	—	—	—	—	—	—	23.150	20.472
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	193,596	216,795
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	20.439	18.991
Value at End of Year	—	—	—	—	—	—	—	—	23.101	20.439
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	28,990	33,878
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	18.251	16.984
Value at End of Year	—	—	—	—	—	—	—	—	20.598	18.251
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	30,227	30,527
DWS Bond VIP (formerly SVS Bond Portfolio) (substituted with JHT Bond Index Trust A eff 05-03-2007) (now Total Bond Market Trust A)
Class B Shares (units first credited 09-16-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.526	12.500
Value at End of Year	—	—	—	—	—	—	—	—	12.854	12.526
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	17,520	2,217
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	863	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	12.522	12.500
Value at End of Year	—	—	—	—	—	—	—	—	12.844	12.522
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	32,689	10,122
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	12.509	12.500
Value at End of Year	—	—	—	—	—	—	—	—	12.812	12.509
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,609	6,111
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.505	—
Value at End of Year	—	—	—	—	—	—	—	—	12.769	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	752	—
DWS Capital Growth VIP (formerly Scudder Capital Growth Portfolio) (substituted with JHT 500 Index Trust B eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.202	17.989
Value at End of Year	—	—	—	—	—	—	—	—	20.432	19.202
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	797,758	652,355
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	84,880	52,673
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	19.171	17.969
Value at End of Year	—	—	—	—	—	—	—	—	20.389	19.171
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	215,656	208,823
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	162,624	130,128
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	19.078	17.909
Value at End of Year	—	—	—	—	—	—	—	—	20.260	19.078
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	587,632	436,457
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.048	17.889
Value at End of Year	—	—	—	—	—	—	—	—	20.217	19.048
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	70,676	44,171
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.283	15.315
Value at End of Year	—	—	—	—	—	—	—	—	17.257	16.283
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	139,646	56,918

U-15

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
DWS Conservative Allocation VIP (formerly Scudder Income & Growth Strategy Portfolio) (substituted with JHT Lifestyle Moderate Trust eff 12-12-2007)
Class B Shares (units first credited 08-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.597	13.243
Value at End of Year	—	—	—	—	—	—	—	—	14.553	13.597
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	650,881	659,423
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	68,738	46,225
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.587	13.240
Value at End of Year	—	—	—	—	—	—	—	—	14.536	13.587
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	17,308	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	177,499	146,982
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.559	13.233
Value at End of Year	—	—	—	—	—	—	—	—	14.484	13.559
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	554,725	460,756
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.550	13.230
Value at End of Year	—	—	—	—	—	—	—	—	14.467	13.550
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,454	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.522	13.223
Value at End of Year	—	—	—	—	—	—	—	—	14.416	13.522
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	33,017	32,776
DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio) (substituted with Investment Quality Bond Trust eff 11-16-2009)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.949	13.670	13.376	13.351
Value at End of Year	—	—	—	—	—	—	11.016	13.949	13.670	13.376
Wealthmark ML3 No. of Units	—	—		—	—	—	493,160	746,168	1,163,963	1,339,463
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	30,512	39,350	91,565	73,130
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	13.912	13.641	13.354	13.336
Value at End of Year	—	—	—	—	—	—	10.981	13.912	13.641	13.354
Wealthmark ML3 No. of Units	—	—	—	—	—	—	190,987	255,277	303,397	469,960
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	115,494	170,481	245,062	272,901
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	13.803	13.555	13.290	13.291
Value at End of Year	—	—	—	—	—	—	10.879	13.803	13.555	13.290
Wealthmark ML3 No. of Units	—	—	—	—	—	—	287,915	398,896	657,721	704,236
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	13.767	13.526	13.268	13.276
Value at End of Year	—	—	—	—	—	—	10.845	13.767	13.526	13.268
Wealthmark ML3 No. of Units	—	—	—	—	—	—	152,699	199,527	204,208	208,866
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	13.279	13.066	12.836	12.863
Value at End of Year	—	—	—	—	—	—	10.445	13.279	13.066	12.836
Wealthmark ML3 No. of Units	—	—	—	—	—	—	54,945	61,535	98,488	94,579
DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio) (substituted with JHT Fundamental Value Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	21.128	19.664
Value at End of Year	—	—	—	—	—	—	—	—	23.763	21.128
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	473,098	533,255
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	53,458	60,398

U-16

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	21.094	19.642
Value at End of Year	—	—	—	—	—	—	—	—	23.713	21.094
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	173,039	233,377
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	185,585	223,402
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	20.992	19.576
Value at End of Year	—	—	—	—	—	—	—	—	23.563	20.992
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	290,857	357,567
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	20.958	19.554
Value at End of Year	—	—	—	—	—	—	—	—	23.514	20.958
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	30,019	34,357
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	17.903	16.729
Value at End of Year	—	—	—	—	—	—	—	—	20.057	17.903
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	61,196	63,245
DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio) (merged into DWS Dreman High Return Equity VIP eff 09-15-2006)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.120
Value at End of Year	—	—	—	—	—	—	—	—	—	19.701
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	127,484
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	12,730
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.097
Value at End of Year	—	—	—	—	—	—	—	—	—	19.669
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	69,777
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	57,332
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.030
Value at End of Year	—	—	—	—	—	—	—	—	—	19.574
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	78,245
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.008
Value at End of Year	—	—	—	—	—	—	—	—	—	19.542
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	13,346
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.854
Value at End of Year	—	—	—	—	—	—	—	—	—	15.462
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	7,574
DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio) (substituted with JHT Quantitative All Cap Trust eff 05-03-2007)
(now Optimized All Cap Trust) - Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	22.268	21.055
Value at End of Year	—	—	—	—	—	—	—	—	25.894	22.268
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,064,597	908,978
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	82,888	62,910
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	22.232	21.032
Value at End of Year	—	—	—	—	—	—	—	—	25.839	22.232
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	444,834	528,058
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	274,838	200,184
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	22.125	20.962
Value at End of Year	—	—	—	—	—	—	—	—	25.676	22.125
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	680,120	540,654

U-17

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	22.089	20.938
Value at End of Year	—	—	—	—	—	—	—	—	25.622	22.089
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	201,578	198,992
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	18.462	17.526
Value at End of Year	—	—	—	—	—	—	—	—	21.383	18.462
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	148,920	120,973
DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio) (substituted with JHT Small Cap Index Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	25.352	23.476
Value at End of Year	—	—	—	—	—	—	—	—	31.071	25.352
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	353,528	427,757
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	26,206	30,903
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	25.311	23.450
Value at End of Year	—	—	—	—	—	—	—	—	31.006	25.311
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	169,578	300,996
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	86,341	113,906
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	25.189	23.372
Value at End of Year	—	—	—	—	—	—	—	—	30.810	25.189
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	238,845	285,639
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	25.148	23.346
Value at End of Year	—	—	—	—	—	—	—	—	30.745	25.148
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	49,449	61,426
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	21.846	20.310
Value at End of Year	—	—	—	—	—	—	—	—	26.667	21.846
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	61,803	66,655
DWS Global Opportunities VIP (formerly Scudder Global Discovery Portfolio) (substituted with JHT Global Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	29.479	25.383
Value at End of Year	—	—	—	—	—	—	—	—	35.342	29.479
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	130,357	141,483
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,166	6,020
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	29.431	25.355
Value at End of Year	—	—	—	—	—	—	—	—	35.268	29.431
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	38,461	58,308
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	3,223	39,558
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	29.289	25.270
Value at End of Year	—	—	—	—	—	—	—	—	35.045	29.289
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	62,189	70,299
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	29.242	25.242
Value at End of Year	—	—	—	—	—	—	—	—	34.971	29.242
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	34,087	37,857
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	23.867	20.633
Value at End of Year	—	—	—	—	—	—	—	—	28.500	23.867
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	20,135	22,214

U-18

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio) (substituted with JHT Global Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	23.409	19.427
Value at End of Year	—	—	—	—	—	—	—	—	29.855	23.409
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	82,513	93,386
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	12,756	20,000
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	23.371	19.405
Value at End of Year	—	—	—	—	—	—	—	—	29.792	23.371
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	40,299	49,463
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	24,460	49,087
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	23.258	19.340
Value at End of Year	—	—	—	—	—	—	—	—	29.604	23.258
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	52,772	53,259
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	23.221	19.319
Value at End of Year	—	—	—	—	—	—	—	—	29.541	23.221
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,338	6,928
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	21.325	17.768
Value at End of Year	—	—	—	—	—	—	—	—	27.088	21.325
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	8,458	8,466
DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)
(substituted with JHT Money Market Trust B eff 05-03-2007) - Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.913	12.840
Value at End of Year	—	—	—	—	—	—	—	—	13.178	12.913
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	389,787	1,194,306
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	19,928	38,215
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	12.892	12.826
Value at End of Year	—	—	—	—	—	—	—	—	13.150	12.892
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	182,516	285,666
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	77,756	96,255
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	12.830	12.783
Value at End of Year	—	—	—	—	—	—	—	—	13.067	12.830
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	146,221	191,099
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.809	12.768
Value at End of Year	—	—	—	—	—	—	—	—	13.039	12.809
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	51,898	65,757
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.620	12.598
Value at End of Year	—	—	—	—	—	—	—	—	12.827	12.620
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	44,605	48,609
DWS Growth & Income VIP (formerly Scudder Growth and Income Portfolio) (substituted with JHT 500 Index Trust B eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.106	18.370
Value at End of Year	—	—	—	—	—	—	—	—	21.290	19.106
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	254,047	288,561
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	20,617	22,319

U-19

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	19.075	18.349
Value at End of Year	—	—	—	—	—	—	—	—	21.245	19.075
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	123,205	157,919
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	90,119	91,715
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	18.983	18.288
Value at End of Year	—	—	—	—	—	—	—	—	21.111	18.983
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	164,942	171,714
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	18.952	18.267
Value at End of Year	—	—	—	—	—	—	—	—	21.066	18.952
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	56,234	64,740
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.346	15.779
Value at End of Year	—	—	—	—	—	—	—	—	18.142	16.346
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	42,071	41,765
DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio) (substituted with JHT Lifestyle Growth Trust eff 12-12-2007)
Class B Shares (units first credited 08-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.290	13.702
Value at End of Year	—	—	—	—	—	—	—	—	15.837	14.290
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,770,704	2,995,589
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	248,357	211,262
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	14.280	13.700
Value at End of Year	—	—	—	—	—	—	—	—	15.818	14.280
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	15,254	30,881
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	607,275	634,841
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	14.251	13.692
Value at End of Year	—	—	—	—	—	—	—	—	15.762	14.251
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,386,881	2,878,052
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.241	13.690
Value at End of Year	—	—	—	—	—	—	—	—	15.743	14.241
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	5,468	7,367
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	14.212	13.682
Value at End of Year	—	—	—	—	—	—	—	—	15.687	14.212
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	95,492	95,771
DWS Health Care VIP (formerly Scudder Health Sciences Portfolio) (substituted with JHT Total Stock Market Index Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.479	18.325
Value at End of Year	—	—	—	—	—	—	—	—	20.267	19.479
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	95,647	119,727
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	14,895	17,983
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	19.448	18.305
Value at End of Year	—	—	—	—	—	—	—	—	20.224	19.448
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	41,673	77,854
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	69,791	80,140
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	19.354	18.243
Value at End of Year	—	—	—	—	—	—	—	—	20.096	19.354
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	83,088	90,519

U-20

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.322	18.223
Value at End of Year	—	—	—	—	—	—	—	—	20.054	19.322
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	12,321	20,471
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.815	15.882
Value at End of Year	—	—	—	—	—	—	—	—	17.426	16.815
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	13,139	15,398
DWS High Income VIP (formerly Scudder High Income Portfolio) (substituted with JHT Active Bond Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	18.184	17.875
Value at End of Year	—	—	—	—	—	—	—	—	19.696	18.184
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	404,615	532,529
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	19,310	2,384
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	18.154	17.855
Value at End of Year	—	—	—	—	—	—	—	—	19.654	18.154
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	157,439	227,019
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	93,474	110,349
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	18.067	17.796
Value at End of Year	—	—	—	—	—	—	—	—	19.530	18.067
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	231,967	266,362
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	18.037	17.776
Value at End of Year	—	—	—	—	—	—	—	—	19.489	18.037
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	58,770	63,910
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	15.344	15.144
Value at End of Year	—	—	—	—	—	—	—	—	16.554	15.344
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	62,848	64,500
DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy Portfolio) (merged into DWS Conservative Allocation VIP eff 09-15-2006)
Class B Shares (units first credited 08-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.032
Value at End of Year	—	—	—	—	—	—	—	—	—	13.272
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	106,688
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	26,228
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.029
Value at End of Year	—	—	—	—	—	—	—	—	—	13.262
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	18,029
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	26,391
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.022
Value at End of Year	—	—	—	—	—	—	—	—	—	13.235
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	104,639
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.012
Value at End of Year	—	—	—	—	—	—	—	—	—	13.199
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	2,942
DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio) (substituted with JHT International Equity Index Trust B eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	22.410	19.985
Value at End of Year	—	—	—	—	—	—	—	—	27.568	22.410
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	268,086	308,800
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	21,432	42,169

U-21

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	22.374	19.962
Value at End of Year	—	—	—	—	—	—	—	—	27.510	22.374
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	101,153	150,540
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	83,782	79,326
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	22.266	19.896
Value at End of Year	—	—	—	—	—	—	—	—	27.336	22.266
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	144,125	172,552
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	22.230	19.873
Value at End of Year	—	—	—	—	—	—	—	—	27.278	22.230
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	87,097	97,955
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	20.719	18.550
Value at End of Year	—	—	—	—	—	—	—	—	25.386	20.719
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	40,338	50,334
DWS International VIP (formerly Scudder International Portfolio) (substituted with JHT International Value Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	21.767	19.123
Value at End of Year	—	—	—	—	—	—	—	—	26.859	21.767
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	277,435	311,749
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	34,819	32,982
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	21.732	19.102
Value at End of Year	—	—	—	—	—	—	—	—	26.802	21.732
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	69,894	101,903
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	74,458	80,482
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	21.627	19.038
Value at End of Year	—	—	—	—	—	—	—	—	26.633	21.627
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	273,486	291,380
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	21.592	19.016
Value at End of Year	—	—	—	—	—	—	—	—	26.577	21.592
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	19,801	23,003
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	20.278	17.886
Value at End of Year	—	—	—	—	—	—	—	—	24.923	20.278
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	36,982	38,567
DWS Janus Growth & Income VIP (formerly SVS Janus Growth & Income Portfolio) (substituted with JHT Quantitative All Cap Trust eff 05-03-2007)
(now Optimized All Cap Trust) - Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.892	18.102
Value at End of Year	—	—	—	—	—	—	—	—	21.130	19.892
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	271,077	304,158
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	22,855	32,158
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	19.860	18.082
Value at End of Year	—	—	—	—	—	—	—	—	21.085	19.860
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	98,219	126,807
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	38,454	51,449
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	19.764	18.022
Value at End of Year	—	—	—	—	—	—	—	—	20.952	19.764
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	194,454	219,832

U-22

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.732	18.001
Value at End of Year	—	—	—	—	—	—	—	—	20.908	19.732
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	21,950	29,470
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	17.177	15.694
Value at End of Year	—	—	—	—	—	—	—	—	18.173	17.177
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	19,874	23,123
DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio)
(merged into DWS Capital Growth Allocation VIP eff 12-08-2006)(now Lifestyle Growth Trust) - Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.981
Value at End of Year	—	—	—	—	—	—	—	—	—	20.002
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	87,125
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	40,674
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.960
Value at End of Year	—	—	—	—	—	—	—	—	—	19.970
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	35,559
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	14,764
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.897
Value at End of Year	—	—	—	—	—	—	—	—	—	19.873
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	48,547
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.876
Value at End of Year	—	—	—	—	—	—	—	—	—	19.841
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	17,907
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.999
Value at End of Year	—	—	—	—	—	—	—	—	—	16.792
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	37,551
DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio) (substituted with JHT Quantitative Value Trust eff 05-03-2007)
(now Optimized Value Trust) - Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.614	19.630
Value at End of Year	—	—	—	—	—	—	—	—	22.180	19.614
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	365,253	421,484
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	17,200	22,948
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	19.582	19.608
Value at End of Year	—	—	—	—	—	—	—	—	22.133	19.582
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	71,140	141,183
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	79,738	92,804
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	18.765	19.542
Value at End of Year	—	—	—	—	—	—	—	—	21.178	18.765
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	193,453	234,362
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.456	19.520
Value at End of Year	—	—	—	—	—	—	—	—	21.947	19.456
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	12,449	15,089
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.552	16.631
Value at End of Year	—	—	—	—	—	—	—	—	18.643	16.552
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	19,849	26,932

U-23

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
DWS Legg Mason Aggressive Growth VIP (formerly Scudder Salomon Aggressive Growth)
(merged into DWS Capital Growth VIP eff 12-08-2006) - Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.997
Value at End of Year	—	—	—	—	—	—	—	—	—	23.386
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	49,319
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	3,302
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.974
Value at End of Year	—	—	—	—	—	—	—	—	—	23.349
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	23,160
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	20,162
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.904
Value at End of Year	—	—	—	—	—	—	—	—	—	23.236
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	31,057
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.881
Value at End of Year	—	—	—	—	—	—	—	—	—	23.198
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	17,674
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.878
Value at End of Year	—	—	—	—	—	—	—	—	—	18.723
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	10,071
DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio) (merged into DWS Growth & Income VIP eff 12-08-2006)
Class B Shares (units first credited 11-15-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.961
Value at End of Year	—	—	—	—	—	—	—	—	—	14.378
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	9,420
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.960
Value at End of Year	—	—	—	—	—	—	—	—	—	14.370
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	26,716
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	5,827
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.957
Value at End of Year	—	—	—	—	—	—	—	—	—	14.346
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	17,975
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.956
Value at End of Year	—	—	—	—	—	—	—	—	—	14.338
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,999
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.954
Value at End of Year	—	—	—	—	—	—	—	—	—	14.313
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,813
DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio) (merged into DWS Dreman High Return Equity VIP eff 09-15-2006)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.793
Value at End of Year	—	—	—	—	—	—	—	—	—	19.415
Wealthmark ML3 No. of Units	—	—		—	—	—	—	—	—	293,618
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	39,679
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.770
Value at End of Year	—	—	—	—	—	—	—	—	—	19.383
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	60,509
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	85,963

U-24

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.700
Value at End of Year	—	—	—	—	—	—	—	—	—	19.290
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	211,714
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.677
Value at End of Year	—	—	—	—	—	—	—	—	—	19.258
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	26,709
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.176
Value at End of Year	—	—	—	—	—	—	—	—	—	15.973
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	37,364
DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio) (substituted with JHT Quantitative Mid Cap Trust eff 05-03-2007) (now Mid Cap Index Trust)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	22.214	19.696
Value at End of Year	—	—	—	—	—	—	—	—	24.155	22.214
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	21,045	21,928
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	3,787	4,458
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	22.178	19.674
Value at End of Year	—	—	—	—	—	—	—	—	24.104	22.178
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	8,016	9,929
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	47,127	37,318
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	22.070	19.608
Value at End of Year	—	—	—	—	—	—	—	—	23.952	22.070
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	38,467	37,410
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	22.035	19.586
Value at End of Year	—	—	—	—	—	—	—	—	23.901	22.035
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,091	2,821
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	17.248	15.354
Value at End of Year	—	—	—	—	—	—	—	—	18.681	17.248
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	5,164	9,539
DWS Moderate Allocation VIP (formerly Scudder Growth & Income Strategy Portfolio) (substituted with JHT Lifestyle Balanced Trust eff 12-12-2007)
Class B Shares (units first credited 08-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.916	13.466
Value at End of Year	—	—	—	—	—	—	—	—	15.186	13.916
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,652,491	2,911,360
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	323,798	320,545
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.907	13.464
Value at End of Year	—	—	—	—	—	—	—	—	15.168	13.907
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	34,565	34,656
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	278,551	288,834
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.878	13.456
Value at End of Year	—	—	—	—	—	—	—	—	15.114	13.878
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,937,782	2,125,079
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.840	13.446
Value at End of Year	—	—	—	—	—	—	—	—	15.043	13.840
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	81,139	78,561

U-25

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
DWS Money Market VIP (formerly Scudder Money Market Portfolio) (substituted with JHT Money Market Trust B eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	12.287	12.195
Value at End of Year	—	—	—	—	—	—	—	—	12.600	12.287
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,043,873	1,049,894
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	24,249	29,771
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	12.268	12.182
Value at End of Year	—	—	—	—	—	—	—	—	12.574	12.268
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	138,051	406,191
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	81,387	89,416
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	12.208	12.141
Value at End of Year	—	—	—	—	—	—	—	—	12.494	12.208
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	486,182	591,828
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.189	12.127
Value at End of Year	—	—	—	—	—	—	—	—	12.468	12.189
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,773	9,488
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.207	12.164
Value at End of Year	—	—	—	—	—	—	—	—	12.468	12.207
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	46,933	47,320
DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio) (merged into DWS Capital Growth VIP eff 12-08-2006)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	22.314
Value at End of Year	—	—	—	—	—	—	—	—	—	20.963
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	143,559
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	15,667
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	22.289
Value at End of Year	—	—	—	—	—	—	—	—	—	20.929
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	45,333
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	29,398
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	22.215
Value at End of Year	—	—	—	—	—	—	—	—	—	20.828
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	113,489
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	22.190
Value at End of Year	—	—	—	—	—	—	—	—	—	20.794
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	6,134
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.531
Value at End of Year	—	—	—	—	—	—	—	—	—	14.532
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	48,302
DWS RREEF Real Estate Securities VIP (formerly Scudder Real Estate Securities Portfolio) (substituted with JHT Real Estate Securities Trust eff 05-03-2007)
Class B Shares (units first credited 05-01-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.788	19.626
Value at End of Year	—	—	—	—	—	—	—	—	28.987	19.788
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	174,333	222,361
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	23,724	27,436

U-26

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	19.762	19.609
Value at End of Year	—	—	—	—	—	—	—	—	28.934	19.762
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	35,536	35,072
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	84,213	105,394
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	19.684	19.561
Value at End of Year	—	—	—	—	—	—	—	—	28.776	19.684
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	121,811	173,275
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.657	19.544
Value at End of Year	—	—	—	—	—	—	—	—	28.724	19.657
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,059	3,019
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.579	19.496
Value at End of Year	—	—	—	—	—	—	—	—	28.567	19.579
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	15,287	23,558
DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio) (substituted with JHT Small Cap Index Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	21.189	20.182
Value at End of Year	—	—	—	—	—	—	—	—	21.844	21.189
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	191,008	208,844
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	24,824	27,804
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	21.155	20.159
Value at End of Year	—	—	—	—	—	—	—	—	21.798	21.155
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	81,110	132,545
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	71,584	85,447
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	21.053	20.092
Value at End of Year	—	—	—	—	—	—	—	—	21.661	21.053
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	188,165	214,176
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	21.019	20.070
Value at End of Year	—	—	—	—	—	—	—	—	21.615	21.019
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	46,028	58,145
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.936	16.196
Value at End of Year	—	—	—	—	—	—	—	—	17.391	16.936
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	59,088	63,336
DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio) (substituted with JHT Active Bond Trust eff 05-03-2007)
Class B Shares (units first credited 05-01-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.559	13.524
Value at End of Year	—	—	—	—	—	—	—	—	14.505	13.559
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	187,999	230,886
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	14,887	15,293
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.541	13.513
Value at End of Year	—	—	—	—	—	—	—	—	14.478	13.541
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	8,807	62,126
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	100,278	90,030
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.487	13.479
Value at End of Year	—	—	—	—	—	—	—	—	14.399	13.487
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	186,857	203,771

U-27

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.469	13.468
Value at End of Year	—	—	—	—	—	—	—	—	14.373	13.469
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	325	326
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.416	13.434
Value at End of Year	—	—	—	—	—	—	—	—	14.294	13.416
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	40,559	44,932
DWS Technology VIP (formerly Scudder Technology Growth Portfolio) (substituted with JHT Total Stock Market Index Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	22.912	22.555
Value at End of Year	—	—	—	—	—	—	—	—	22.636	22.912
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	65,311	89,212
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	12,234	14,838
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	22.875	22.530
Value at End of Year	—	—	—	—	—	—	—	—	22.588	22.875
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	24,212	42,175
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	39,020	42,274
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	22.764	22.455
Value at End of Year	—	—	—	—	—	—	—	—	22.445	22.764
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	57,241	61,511
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	22.728	22.429
Value at End of Year	—	—	—	—	—	—	—	—	22.398	22.728
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	7,177	19,213
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	16.149	15.961
Value at End of Year	—	—	—	—	—	—	—	—	15.890	16.149
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	22,298	24,594
DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio) (merged into DWS International Select Equity VIP eff 12-08-2006)
Class B Shares (units first credited 11-15-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.173
Value at End of Year	—	—	—	—	—	—	—	—	—	14.025
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	19,311
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	4,464
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.172
Value at End of Year	—	—	—	—	—	—	—	—	—	14.017
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	9,082
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	4,030
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.169
Value at End of Year	—	—	—	—	—	—	—	—	—	13.994
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	13,033
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.166
Value at End of Year	—	—	—	—	—	—	—	—	—	13.962
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	183
DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio) (substituted with JHT Quantitative Mid Cap Trust eff 05-03-2007)
Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	24.237	22.148
Value at End of Year	—	—	—	—	—	—	—	—	25.323	24.237
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	140,351	151,119
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	24,146	36,903

U-28

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	24.198	22.123
Value at End of Year	—	—	—	—	—	—	—	—	25.269	24.198
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	51,359	97,575
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	51,741	53,787
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	24.081	22.049
Value at End of Year	—	—	—	—	—	—	—	—	25.109	24.081
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	83,014	103,695
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	24.042	22.025
Value at End of Year	—	—	—	—	—	—	—	—	25.056	24.042
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	9,274	11,734
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	19.368	17.769
Value at End of Year	—	—	—	—	—	—	—	—	20.154	19.368
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	36,069	39,126
Equity-Income Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	22.593	17.703	15.360	15.775	13.956	11.302	17.998	19.059	—	—
Value at End of Year	23.831	22.593	17.703	15.360	15.775	13.956	11.302	17.998	—	—
Wealthmark ML3 No. of Units	20,785	21,742	21,662	16,949	12,983	10,460	9,862	3,638	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	4,933	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.852	17.131	14.871	15.281	13.526	10.958	17.461	18.495	—	—
Value at End of Year	23.038	21.852	17.131	14.871	15.281	13.526	10.958	17.461	—	—
Wealthmark ML3 No. of Units	10,938	12,718	15,644	20,557	19,491	18,273	16,603	6,299	—	—
NYWealthmark ML3 No. of Units	13,771	4,997	3,202	3,183	2,216	1,706	3,634	2,266	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.474	16.860	14.658	15.084	13.371	10.850	17.314	18.358	—	—
Value at End of Year	22.605	21.474	16.860	14.658	15.084	13.371	10.850	17.314	—	—
Wealthmark ML3 No. of Units	20,938	17,545	15,925	14,753	6,948	6,025	4,443	1,819	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	21.349	17.265	—	—	—	—	—	18.312	—	—
Value at End of Year	22.463	21.349	—	—	—	—	—	17.265	—	—
Wealthmark ML3 No. of Units	6,011	6,301	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	24.628	19.375	16.879	17.404	15.459	12.569	20.097	21.337	—	—
Value at End of Year	25.874	24.628	19.375	16.879	17.404	15.459	12.569	20.097	—	—
Wealthmark ML3 No. of Units	3,663	5,773	8,792	9,142	6,981	7,068	300	80	—	—
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.231	14.983	12.930	14.550	13.207	9.524	17.527	19.420	—	—
Value at End of Year	20.509	19.231	14.983	12.930	14.550	13.207	9.524	17.527	—	—
Wealthmark ML3 No. of Units	1,721	1,734	1,432	1,389	2,640	1,339	1,962	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	392	431	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.910	14.740	12.727	14.329	13.013	9.389	17.287	19.160	—	—
Value at End of Year	—	18.910	14.740	12.727	14.329	13.013	9.389	17.287	—	—
Wealthmark ML3 No. of Units	—	—	—	1,121	5,502	8,594	7,041	4,097	—	—
NYWealthmark ML3 No. of Units	—	79	316	317	319	690	695	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.582	14.507	12.544	14.144	12.864	9.295	17.141	19.018	—	—
Value at End of Year	19.778	18.582	14.507	12.544	14.144	12.864	9.295	17.141	—	—
Wealthmark ML3 No. of Units	692	3,410	77	77	914	1,108	79	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	18.970	—	—
Value at End of Year	—	—	—	—	—	—	—	17.093	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

U-29

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	22.065	—	—
Value at End of Year	—	—	—	—	—	—	—	19.862	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.038	16.392	14.364	14.856	13.676	10.603	16.727	17.573	—	—
Value at End of Year	20.264	20.038	16.392	14.364	14.856	13.676	10.603	16.727	—	—
Wealthmark ML3 No. of Units	28,034	31,607	34,349	40,243	49,465	79,296	80,965	122,618	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.971	16.346	14.331	14.829	13.657	10.594	16.721	17.573	—	—
Value at End of Year	20.186	19.971	16.346	14.331	14.829	13.657	10.594	16.721	—	—
Wealthmark ML3 No. of Units	2,579	3,751	—	9,726	11,257	41,064	82,284	118,837	—	—
NYWealthmark ML3 No. of Units	14,890	16,279	16,615	16,961	15,104	15,278	20,532	32,142	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.772	16.207	14.231	14.748	13.603	7.564	11.957	12.579	—	—
Value at End of Year	19.955	19.772	16.207	14.231	14.748	13.603	7.564	11.957	—	—
Wealthmark ML3 No. of Units	22,555	19,856	20,584	20,904	21,241	25,966	24,656	45,349	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	13.585	10.559	16.699	17.573	—	—
Value at End of Year	—	—	—	—	14.720	13.585	10.559	16.699	—	—
Wealthmark ML3 No. of Units	—	—	—	—	3,132	4,947	6,166	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.965	11.470	10.091	10.479	9.685	7.539	11.941	12.579	—	—
Value at End of Year	—	13.965	11.470	10.091	10.479	9.685	7.539	11.941	—	—
Wealthmark ML3 No. of Units	—	1,989	1,989	1,989	1,989	1,989	1,989	4,504	—	—
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.003	20.253	16.699	17.374	14.815	11.765	21.292	22.188	—	—
Value at End of Year	29.100	27.003	20.253	16.699	17.374	14.815	11.765	21.292	—	—
Wealthmark ML3 No. of Units	275,655	352,911	449,326	516,540	564,421	646,587	736,169	916,109	—	—
NYWealthmark ML3 No. of Units	33,946	53,018	60,957	65,985	66,829	84,335	86,588	95,670	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.136	20.363	16.798	17.486	14.918	11.853	21.242	22.144	—	—
Value at End of Year	29.228	27.136	20.363	16.798	17.486	14.918	11.853	21.242	—	—
Wealthmark ML3 No. of Units	130,955	147,521	186,682	174,937	189,971	224,691	277,893	359,969	—	—
NYWealthmark ML3 No. of Units	87,601	110,304	136,008	142,542	160,805	175,683	192,730	221,540	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	26.706	20.070	16.581	17.286	14.770	11.752	21.094	22.011	—	—
Value at End of Year	28.721	26.706	20.070	16.581	17.286	14.770	11.752	21.094	—	—
Wealthmark ML3 No. of Units	176,449	206,094	259,369	288,692	337,025	396,564	464,314	590,456	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	26.563	19.973	16.510	17.220	14.721	11.719	21.045	21.967	—	—
Value at End of Year	28.554	26.563	19.973	16.510	17.220	14.721	11.719	21.045	—	—
Wealthmark ML3 No. of Units	164,032	179,639	187,152	198,926	203,722	214,355	217,733	228,087	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	26.142	19.685	16.297	17.023	14.574	11.620	20.899	21.836	—	—
Value at End of Year	28.059	26.142	19.685	16.297	17.023	14.574	11.620	20.899	—	—
Wealthmark ML3 No. of Units	36,581	42,700	49,296	58,538	85,008	93,613	112,720	112,112	—	—
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	12.383	11.194	11.519	10.627	8.528	12.561	12.500	—	—
Value at End of Year	—	—	12.383	11.194	11.519	10.627	8.528	12.561	—	—
Wealthmark ML3 No. of Units	—	—	21,892	31,916	34,817	36,815	36,303	31,962	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	8.524	12.560	12.500	—	—
Value at End of Year	—	—	—	—	—	10.616	8.524	12.560	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	16,360	16,486	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	6,111	—	—	—	—

U-30

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	12.256	11.102	11.447	10.582	8.509	12.557	12.500	—	—
Value at End of Year	—	—	12.256	11.102	11.447	10.582	8.509	12.557	—	—
Wealthmark ML3 No. of Units	—	—	10,806	11,468	12,005	12,444	12,402	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	12.556	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	12.131	11.010	11.375	10.537	8.490	12.554	12.500	—	—
Value at End of Year	—	—	12.131	11.010	11.375	10.537	8.490	12.554	—	—
Wealthmark ML3 No. of Units	—	—	377	392	1,360	1,375	609	—	—	—
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.452	16.508	13.511	13.514	12.147	9.919	17.198	19.281	—	—
Value at End of Year	23.295	21.452	16.508	13.511	13.514	12.147	9.919	17.198	—	—
Wealthmark ML3 No. of Units	176,559	100,357	149,150	170,689	189,359	217,962	244,934	288,877	—	—
NYWealthmark ML3 No. of Units	27,939	9,016	10,998	11,842	12,424	13,292	19,313	15,250	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.348	16.437	13.459	13.469	12.113	9.895	17.166	19.252	—	—
Value at End of Year	23.171	21.348	16.437	13.459	13.469	12.113	9.895	17.166	—	—
Wealthmark ML3 No. of Units	56,729	19,593	21,686	23,189	34,848	44,915	46,562	65,492	—	—
NYWealthmark ML3 No. of Units	108,178	32,810	39,895	43,116	43,935	49,890	52,454	73,100	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.041	16.224	13.305	13.335	12.010	9.826	17.072	19.166	—	—
Value at End of Year	22.804	21.041	16.224	13.305	13.335	12.010	9.826	17.072	—	—
Wealthmark ML3 No. of Units	119,678	63,963	73,440	78,012	85,124	99,307	112,618	143,974	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	20.939	16.154	13.254	13.291	11.976	9.804	17.041	19.137	—	—
Value at End of Year	22.682	20.939	16.154	13.254	13.291	11.976	9.804	17.041	—	—
Wealthmark ML3 No. of Units	20,576	9,357	9,490	9,832	10,102	10,665	10,913	13,471	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	20.638	15.945	13.103	13.159	11.875	9.735	16.947	19.051	—	—
Value at End of Year	22.322	20.638	15.945	13.103	13.159	11.875	9.735	16.947	—	—
Wealthmark ML3 No. of Units	10,026	5,697	6,464	6,944	8,969	9,400	10,734	10,515	—	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.498	16.408	14.740	15.606	14.055	10.859	18.237	18.708	—	—
Value at End of Year	—	21.498	16.408	14.740	15.606	14.055	10.859	18.237	—	—
Wealthmark ML3 No. of Units	—	139,215	177,768	211,179	228,342	275,228	318,705	410,378	—	—
NYWealthmark ML3 No. of Units	—	33,610	37,535	38,121	38,887	47,275	48,771	50,479	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.212	16.198	14.558	15.422	13.897	10.742	18.049	18.521	—	—
Value at End of Year	—	21.212	16.198	14.558	15.422	13.897	10.742	18.049	—	—
Wealthmark ML3 No. of Units	—	49,561	63,984	68,663	82,883	101,654	109,058	155,664	—	—
NYWealthmark ML3 No. of Units	—	102,312	119,177	123,181	143,840	136,953	148,486	170,139	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.845	15.941	14.349	15.224	13.738	10.635	17.897	18.383	—	—
Value at End of Year	—	20.845	15.941	14.349	15.224	13.738	10.635	17.897	—	—
Wealthmark ML3 No. of Units	—	89,176	103,777	118,829	131,402	155,447	184,927	234,602	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	20.724	15.857	14.280	15.158	13.686	10.600	17.847	18.337	—	—
Value at End of Year	—	20.724	15.857	14.280	15.158	13.686	10.600	17.847	—	—
Wealthmark ML3 No. of Units	—	17,023	17,976	18,654	20,237	21,884	24,722	34,609	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	23.434	17.957	16.197	17.218	15.569	12.077	20.363	20.944	—	—
Value at End of Year	—	23.434	17.957	16.197	17.218	15.569	12.077	20.363	—	—
Wealthmark ML3 No. of Units	—	11,953	13,893	14,732	17,267	20,480	28,022	38,703	—	—

U-31

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009)
Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.790	15.976	—	—
Value at End of Year	—	—	—	—	—	—	10.189	15.790	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	352	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	16.679	16.881	—	—
Value at End of Year	—	—	—	—	—	—	10.757	16.679	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	1,947	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	16,604	28,683	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	16.539	16.756	—	—
Value at End of Year	—	—	—	—	—	—	10.651	16.539	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	5,508	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	16.492	16.714	—	—
Value at End of Year	—	—	—	—	—	—	10.615	16.492	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	19.346	19.626	—	—
Value at End of Year	—	—	—	—	—	—	12.434	19.346	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	1,116	—	—
Global Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	22.466	24.213	23.048	21.526	19.872	17.546	18.711	17.393	—	—
Value at End of Year	22.569	22.466	24.213	23.048	21.526	19.872	17.546	18.711	—	—
Wealthmark ML3 No. of Units	6,473	11,073	17,748	13,496	20,960	15,820	14,312	2,919	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	777	1,008	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.369	23.041	21.944	20.505	18.939	16.731	17.850	16.599	—	—
Value at End of Year	21.456	21.369	23.041	21.944	20.505	18.939	16.731	17.850	—	—
Wealthmark ML3 No. of Units	814	2,405	2,261	2,353	2,068	1,875	2,005	354	—	—
NYWealthmark ML3 No. of Units	1,769	2,729	3,228	3,520	3,522	2,063	2,050	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.999	22.677	21.629	20.241	18.724	16.565	17.700	16.475	—	—
Value at End of Year	21.053	20.999	22.677	21.629	20.241	18.724	16.565	17.700	—	—
Wealthmark ML3 No. of Units	18,162	20,985	19,110	17,195	18,575	19,497	9,704	8,666	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	20.877	22.556	21.526	20.154	18.652	16.510	17.650	16.434	—	—
Value at End of Year	—	20.877	22.556	21.526	20.154	18.652	16.510	17.650	—	—
Wealthmark ML3 No. of Units	—	2,866	2,884	2,911	3,258	1,597	1,167	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.097	18.499	17.681	16.579	15.367	13.622	14.585	13.594	—	—
Value at End of Year	17.106	17.097	18.499	17.681	16.579	15.367	13.622	14.585	—	—
Wealthmark ML3 No. of Units	2,312	11,385	10,548	10,813	15,652	15,348	10,325	7,420	—	—
Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	12.448	10.953	11.914	10.786	8.045	12.556	12.500	—	—
Value at End of Year	—	—	12.448	10.953	11.914	10.786	8.045	12.556	—	—
Wealthmark ML3 No. of Units	—	—	2,027	2,102	2,117	6,465	5,775	5,820	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	1,499	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	12.416	10.930	11.895	10.774	8.041	12.555	12.500	—	—
Value at End of Year	—	—	12.416	10.930	11.895	10.774	8.041	12.555	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	25,829	499	—	—	—
NYWealthmark ML3 No. of Units	—	—	234	235	472	474	6,877	—	—	—

U-32

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	12.321	10.862	11.839	10.739	8.027	12.553	12.500	—	—
Value at End of Year	—	—	12.321	10.862	11.839	10.739	8.027	12.553	—	—
Wealthmark ML3 No. of Units	—	—	3,942	3,963	11,774	13,852	18,662	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	12.552	12.500	—	—
Value at End of Year	—	—	—	—	—	—	8.022	12.552	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	1,556	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	12.195	10.773	11.765	10.694	12.549	—	12.500	—	—
Value at End of Year	—	—	12.195	10.773	11.765	10.694	—	12.549	—	—
Wealthmark ML3 No. of Units	—	—	375	401	368	384	—	—	—	—
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.052	16.358	13.688	14.838	14.026	10.876	18.321	19.276	—	—
Value at End of Year	20.127	21.052	16.358	13.688	14.838	14.026	10.876	18.321	—	—
Wealthmark ML3 No. of Units	74,210	78,080	84,429	100,550	110,631	125,907	148,053	226,290	—	—
NYWealthmark ML3 No. of Units	12,371	13,779	19,076	19,940	21,270	23,867	26,889	28,088	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.228	16.503	13.816	14.985	14.171	10.995	18.529	19.502	—	—
Value at End of Year	20.285	21.228	16.503	13.816	14.985	14.171	10.995	18.529	—	—
Wealthmark ML3 No. of Units	36,400	32,106	41,237	43,138	51,817	58,584	66,157	83,859	—	—
NYWealthmark ML3 No. of Units	23,328	27,240	34,683	35,701	39,083	43,480	49,419	63,007	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.860	16.242	13.618	14.792	14.010	10.886	18.373	19.357	—	—
Value at End of Year	19.904	20.860	16.242	13.618	14.792	14.010	10.886	18.373	—	—
Wealthmark ML3 No. of Units	69,577	67,836	81,173	84,088	96,251	99,268	125,144	158,067	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	20.739	16.155	13.552	14.728	13.956	10.849	18.322	19.309	—	—
Value at End of Year	19.778	20.739	16.155	13.552	14.728	13.956	10.849	18.322	—	—
Wealthmark ML3 No. of Units	59,111	61,086	65,699	67,791	67,456	64,654	4,907	72,722	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	23.922	18.662	15.679	17.065	16.195	12.609	21.324	22.496	—	—
Value at End of Year	22.779	23.922	18.662	15.679	17.065	16.195	12.609	21.324	—	—
Wealthmark ML3 No. of Units	11,169	9,627	11,183	12,376	14,199	14,202	17,512	20,737	—	—
Health Sciences Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	41.341	27.873	21.526	19.823	17.453	13.487	19.606	18.502	—	—
Value at End of Year	53.493	41.341	27.873	21.526	19.823	17.453	13.487	19.606	—	—
Wealthmark ML3 No. of Units	3,878	4,945	6,003	5,319	6,582	6,555	8,991	1,177	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	45.776	30.879	23.859	21.982	19.364	14.972	21.774	20.555	—	—
Value at End of Year	59.202	45.776	30.879	23.859	21.982	19.364	14.972	21.774	—	—
Wealthmark ML3 No. of Units	1,022	3,895	7,594	4,248	1,546	754	1,279	3,012	—	—
NYWealthmark ML3 No. of Units	5,665	6,683	8,633	6,697	6,458	6,944	7,516	4,818	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	44.984	30.390	23.516	21.699	19.143	14.823	21.591	20.402	—	—
Value at End of Year	58.090	44.984	30.390	23.516	21.699	19.143	14.823	21.591	—	—
Wealthmark ML3 No. of Units	4,465	5,707	3,936	3,751	4,397	2,660	3,514	2,770	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	44.722	21.530	—	—	—	—	—	20.351	—	—
Value at End of Year	57.724	44.722	—	—	—	—	—	21.530	—	—
Wealthmark ML3 No. of Units	3,161	3,314	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	20.040	—	—	—	—	22.694	—	21.472	—	—
Value at End of Year	60.207	—	—	—	—	20.040	—	22.694	—	—
Wealthmark ML3 No. of Units	585	—	—	—	—	393	—	—	—	—

U-33

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
High Income Trust (merged into High Yield Trust eff 05-02-11) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	11.448	11.517	—	11.986	—	—
Value at End of Year	—	—	—	—	12.531	11.448	—	11.517	—	—
Wealthmark ML3 No. of Units	—	—	—	—	5,513	19,222	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	11.433	6.385	11.513	11.983	—	—
Value at End of Year	—	—	—	—	12.508	11.433	6.385	11.513	—	—
Wealthmark ML3 No. of Units	—	—	—	—	3,020	5,331	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	3,288	5,918	478	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	11.387	6.369	11.501	11.973	—	—
Value at End of Year	—	—	—	—	12.439	11.387	6.369	11.501	—	—
Wealthmark ML3 No. of Units	—	—	—	—	9,558	18,129	9,091	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	11.970	—	—
Value at End of Year	—	—	—	—	—	—	—	11.498	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	11.486	—	—	11.960	—	—
Value at End of Year	—	—	—	—	12.348	—	—	11.486	—	—
Wealthmark ML3 No. of Units	—	—	—	—	3,845	—	—	—	—	—
High Yield Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	24.132	22.642	19.365	12.531	17.511	11.533	16.679	17.301	—	—
Value at End of Year	23.679	24.132	22.642	19.365	12.531	17.511	11.533	16.679	—	—
Wealthmark ML3 No. of Units	9,058	11,801	5,047	4,110	7,406	10,312	7,220	—	—	—
NYWealthmark ML3 No. of Units	225	—	—	452	575	747	351	360	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.700	23.186	19.841	12.508	17.959	11.834	17.123	17.767	—	—
Value at End of Year	24.224	24.700	23.186	19.841	12.508	17.959	11.834	17.123	—	—
Wealthmark ML3 No. of Units	12,456	20,564	537	587	1,231	1,105	85	85	—	—
NYWealthmark ML3 No. of Units	623	3,034	5,059	4,337	2,712	2,896	1,131	120	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	24.272	22.819	19.556	12.439	17.755	11.717	16.979	17.635	—	—
Value at End of Year	23.769	24.272	22.819	19.556	12.439	17.755	11.717	16.979	—	—
Wealthmark ML3 No. of Units	31,211	34,977	8,426	8,130	13,033	17,220	11,365	6,192	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	24.131	16.931	—	—	—	—	—	17.591	—	—
Value at End of Year	—	24.131	—	—	—	—	—	16.931	—	—
Wealthmark ML3 No. of Units	—	986	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	22.894	21.566	18.520	12.348	16.881	16.208	—	16.857	—	—
Value at End of Year	22.375	22.894	21.566	18.520	12.348	16.881	—	16.208	—	—
Wealthmark ML3 No. of Units	2,002	4,441	3,618	5,241	2,757	2,765	—	—	—	—
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.008	15.702	—	—
Value at End of Year	—	—	—	—	—	—	10.299	15.008	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	871	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	15.505	16.227	—	—
Value at End of Year	—	—	—	—	—	—	10.635	15.505	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	862	1,419	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.106	—	—
Value at End of Year	—	—	—	—	—	—	—	15.374	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

U-34

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	15.331	16.066	—	—
Value at End of Year	—	—	—	—	—	—	10.494	15.331	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	1,563	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	17.188	—	—
Value at End of Year	—	—	—	—	—	—	—	16.385	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
International Core Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.520	16.718	14.803	16.684	13.301	—	22.088	21.930	—	—
Value at End of Year	18.788	20.520	16.718	14.803	16.684	—	13.301	22.088	—	—
Wealthmark ML3 No. of Units	8,012	3,306	1,837	1,330	2,164	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	249	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.817	16.154	14.311	16.137	15.006	12.878	21.396	21.250	—	—
Value at End of Year	18.136	19.817	16.154	14.311	16.137	15.006	12.878	21.396	—	—
Wealthmark ML3 No. of Units	3,944	4,201	4,699	4,985	5,247	8,187	8,027	4,670	—	—
NYWealthmark ML3 No. of Units	14,609	—	—	—	—	—	1,909	2,106	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.474	15.898	14.105	15.929	14.835	12.750	21.216	21.092	—	—
Value at End of Year	17.795	19.474	15.898	14.105	15.929	14.835	12.750	21.216	—	—
Wealthmark ML3 No. of Units	6,804	1,292	1,278	3,458	3,685	2,954	2,673	2,184	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	21.039	—	—
Value at End of Year	—	—	—	—	—	—	—	21.156	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	27.609	—	—
Value at End of Year	—	—	—	—	—	—	—	27.734	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-05-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	9.114	10.772	9.827	—	—	—	—	—
Value at End of Year	—	—	—	9.114	10.772	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	291,106	306,429	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	36,974	35,995	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	9.093	10.753	9.814	—	—	—	—	—
Value at End of Year	—	—	—	9.093	10.753	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	111,741	128,478	—	—	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	114,454	133,452	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	9.029	10.694	9.775	—	—	—	—	—
Value at End of Year	—	—	—	9.029	10.694	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	168,841	177,212	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	9.008	10.674	9.762	—	—	—	—	—
Value at End of Year	—	—	—	9.008	10.674	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	185,347	174,546	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	8.945	10.616	9.723	—	—	—	—	—
Value at End of Year	—	—	—	8.945	10.616	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	50,800	49,021	—	—	—	—	—
International Equity Index Trust B - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.893	10.556	15.770	18.734	9.827	7.198	13.159	12.500	—	—
Value at End of Year	11.164	11.893	10.556	15.770	18.734	9.827	7.198	13.159	—	—
Wealthmark ML3 No. of Units	174,270	223,940	255,026	4,847	1,182	334,173	404,300	487,665	—	—
NYWealthmark ML3 No. of Units	22,561	36,011	35,995	—	—	45,796	47,287	49,574	—	—

U-35

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.853	10.526	15.710	18.672	9.814	7.192	13.154	12.500	—	—
Value at End of Year	11.121	11.853	10.526	15.710	18.672	9.814	7.192	13.154	—	—
Wealthmark ML3 No. of Units	81,145	77,277	108,597	4,960	5,442	139,212	168,670	196,503	—	—
NYWealthmark ML3 No. of Units	59,702	111,286	115,599	—	—	130,231	150,074	191,904	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.735	10.437	15.530	18.486	9.775	7.174	13.141	12.500	—	—
Value at End of Year	10.994	11.735	10.437	15.530	18.486	9.775	7.174	13.141	—	—
Wealthmark ML3 No. of Units	107,814	140,864	154,511	3,222	3,055	230,865	265,582	325,024	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	11.696	10.408	9.762	—	—	7.168	13.137	12.500	—	—
Value at End of Year	10.951	11.696	10.408	—	—	9.762	7.168	13.137	—	—
Wealthmark ML3 No. of Units	164,261	171,164	176,127	—	—	188,343	207,509	199,212	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.580	10.319	9.723	—	—	7.150	13.124	12.500	—	—
Value at End of Year	10.826	11.580	10.319	—	—	9.723	7.150	13.124	—	—
Wealthmark ML3 No. of Units	45,397	47,770	47,086	—	—	57,222	76,119	83,786	—	—
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	15.167	12.972	12.500	—	—	—	—	—	—	—
Value at End of Year	14.920	15.167	12.972	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,031	3,655	5,879	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	1,089	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.159	12.971	12.500	—	—	—	—	—	—	—
Value at End of Year	14.903	15.159	12.971	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	8,916	9,201	15,614	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,964	3,982	4,000	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.132	12.968	12.500	—	—	—	—	—	—	—
Value at End of Year	14.855	15.132	12.968	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,246	2,198	4,652	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.097	12.964	12.500	—	—	—	—	—	—	—
Value at End of Year	14.791	15.097	12.964	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,880	3,865	3,645	—	—	—	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.280	16.097	14.432	10.688	22.026	19.587	—	—
Value at End of Year	—	—	—	13.280	16.097	14.432	10.688	22.026	—	—
Wealthmark ML3 No. of Units	—	—	—	8,076	14,365	11,750	16,734	28,178	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	1,069	1,137	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	13.236	16.051	14.398	10.669	21.997	19.568	—	—
Value at End of Year	—	—	—	13.236	16.051	14.398	10.669	21.997	—	—
Wealthmark ML3 No. of Units	—	—	—	10,933	9,879	10,931	13,806	15,671	—	—
NYWealthmark ML3 No. of Units	—	—	—	5,425	7,263	5,802	6,931	2,011	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	13.104	15.915	14.297	10.610	21.909	19.509	—	—
Value at End of Year	—	—	—	13.104	15.915	14.297	10.610	21.909	—	—
Wealthmark ML3 No. of Units	—	—	—	3,822	4,817	5,053	1,106	3,857	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	19.489	—	—
Value at End of Year	—	—	—	—	—	—	—	21.880	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	12.930	15.736	14.164	10.533	21.793	19.431	—	—
Value at End of Year	—	—	—	12.930	15.736	14.164	10.533	21.793	—	—
Wealthmark ML3 No. of Units	—	—	—	3,331	3,781	3,808	4,021	280	—	—

U-36

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	27.071	28.151	—	—
Value at End of Year	—	—	—	—	—	—	12.485	27.071	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	4,214	2,330	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	26.111	27.162	—	—
Value at End of Year	—	—	—	—	—	—	12.036	26.111	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	8,047	8,153	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	5,670	5,856	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	25.891	26.960	—	—
Value at End of Year	—	—	—	—	—	—	11.917	25.891	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	1,991	2,674	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	26.893	—	—
Value at End of Year	—	—	—	—	—	—	—	25.818	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	30.826	32.142	—	—
Value at End of Year	—	—	—	—	—	—	14.160	30.826	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	2,333	1,592	—	—
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.614	14.210	12.141	14.768	12.261	12.500	—	—	—	—
Value at End of Year	16.097	17.614	14.210	12.141	14.768	12.261	—	—	—	—
Wealthmark ML3 No. of Units	2,630	6,436	3,991	7,130	6,983	3,933	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.578	14.188	12.128	14.760	12.260	12.500	—	—	—	—
Value at End of Year	16.056	17.578	14.188	12.128	14.760	12.260	—	—	—	—
Wealthmark ML3 No. of Units	6,704	6,879	7,532	9,216	10,911	12,809	—	—	—	—
NYWealthmark ML3 No. of Units	3,439	2,996	2,982	3,048	3,094	7,475	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.469	14.121	12.090	14.735	12.257	12.500	—	—	—	—
Value at End of Year	15.932	17.469	14.121	12.090	14.735	12.257	—	—	—	—
Wealthmark ML3 No. of Units	1,535	2,332	2,185	3,228	5,489	6,903	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.326	14.033	12.038	14.702	12.254	12.500	—	—	—	—
Value at End of Year	15.770	17.326	14.033	12.038	14.702	12.254	—	—	—	—
Wealthmark ML3 No. of Units	1,699	3,430	3,687	3,833	3,526	4,161	—	—	—	—
International Value Trust - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	25.659	20.721	17.693	20.672	19.501	14.622	25.995	25.794	—	—
Value at End of Year	22.046	25.659	20.721	17.693	20.672	19.501	14.622	25.995	—	—
Wealthmark ML3 No. of Units	76,425	90,033	117,498	130,092	132,854	143,377	166,380	201,242	—	—
NYWealthmark ML3 No. of Units	10,482	10,930	11,774	12,290	12,674	13,273	17,175	15,916	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.167	19.525	16.680	19.499	18.404	13.806	24.557	24.375	—	—
Value at End of Year	20.754	24.167	19.525	16.680	19.499	18.404	13.806	24.557	—	—
Wealthmark ML3 No. of Units	21,033	23,094	29,830	33,254	32,666	44,501	54,253	73,275	—	—
NYWealthmark ML3 No. of Units	30,959	42,735	49,360	50,643	55,594	57,900	63,714	68,665	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	23.748	19.216	16.441	19.248	18.194	13.669	24.350	24.194	—	—
Value at End of Year	20.364	23.748	19.216	16.441	19.248	18.194	13.669	24.350	—	—
Wealthmark ML3 No. of Units	57,165	70,387	103,550	113,876	120,551	142,529	163,713	201,652	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	23.610	19.114	16.362	19.165	18.125	13.624	24.282	24.133	—	—
Value at End of Year	20.235	23.610	19.114	16.362	19.165	18.125	13.624	24.282	—	—
Wealthmark ML3 No. of Units	7,309	7,051	8,019	9,463	8,826	10,468	15,748	16,669	—	—

U-37

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	29.040	23.545	20.185	23.679	22.427	16.883	30.136	29.982	—	—
Value at End of Year	24.851	29.040	23.545	20.185	23.679	22.427	16.883	30.136	—	—
Wealthmark ML3 No. of Units	13,003	15,262	16,498	17,578	18,275	19,317	21,267	20,972	—	—
Investment Quality Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.782	19.491	18.471	17.410	16.496	14.947	15.478	15.065	—	—
Value at End of Year	19.447	18.782	19.491	18.471	17.410	16.496	14.947	15.478	—	—
Wealthmark ML3 No. of Units	164,785	206,232	211,512	236,335	288,994	322,681	6,980	—	—	—
NYWealthmark ML3 No. of Units	7,116	9,354	11,291	11,043	18,144	22,056	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.566	19.276	18.277	17.235	16.338	14.811	15.345	14.941	—	—
Value at End of Year	19.213	18.566	19.276	18.277	17.235	16.338	14.811	15.345	—	—
Wealthmark ML3 No. of Units	92,060	101,739	120,105	123,812	135,013	145,972	878	—	—	—
NYWealthmark ML3 No. of Units	76,405	62,853	75,444	75,739	77,697	84,622	1,297	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.244	18.971	18.014	17.013	16.152	14.665	12.216	14.830	—	—
Value at End of Year	18.852	18.244	18.971	18.014	17.013	16.152	14.665	12.216	—	—
Wealthmark ML3 No. of Units	114,800	130,217	137,374	139,658	179,179	209,247	6,015	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	18.138	18.870	17.928	16.940	16.091	15.173	—	14.793	—	—
Value at End of Year	18.734	18.138	18.870	17.928	16.940	16.091	—	15.173	—	—
Wealthmark ML3 No. of Units	97,404	102,110	100,943	105,078	114,412	117,279	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.224	16.904	16.084	15.220	14.479	13.172	13.695	13.365	—	—
Value at End of Year	16.731	16.224	16.904	16.084	15.220	14.479	13.172	13.695	—	—
Wealthmark ML3 No. of Units	30,559	36,459	36,540	38,113	42,739	48,423	2,148	—	—	—
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	15.718	12.638	11.036	12.028	10.530	7.902	13.889	13.026	12.500	—
Value at End of Year	15.661	15.718	12.638	11.036	12.028	10.530	7.902	13.889	13.026	—
Wealthmark ML3 No. of Units	6,422	6,618	12,716	12,972	16,186	24,720	29,389	100,629	37,203	—
NYWealthmark ML3 No. of Units	—	8,106	8,162	8,219	8,274	—	—	34,877	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.658	12.596	11.005	12.000	10.510	7.892	13.877	13.021	12.500	—
Value at End of Year	15.593	15.658	12.596	11.005	12.000	10.510	7.892	13.877	13.021	—
Wealthmark ML3 No. of Units	56,792	57,096	57,438	57,793	72,167	77,471	78,231	76,731	57,120	—
NYWealthmark ML3 No. of Units	—	349	351	354	356	358	361	363	353	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.479	12.471	10.912	11.916	10.452	7.860	13.842	13.008	12.500	—
Value at End of Year	15.391	15.479	12.471	10.912	11.916	10.452	7.860	13.842	13.008	—
Wealthmark ML3 No. of Units	14,438	23,053	10,832	9,842	9,900	9,988	4,955	15,733	24,207	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.004	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.831	13.004	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.243	12.305	10.789	11.805	10.376	7.818	13.796	12.991	12.500	—
Value at End of Year	15.127	15.243	12.305	10.789	11.805	10.376	7.818	13.796	12.991	—
Wealthmark ML3 No. of Units	7,803	7,803	1,180	1,187	1,193	1,200	—	3,744	—	—
Lifestyle Aggressive PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.783	—	—	—	—	—	—	—	—	—
Value at End of Year	13.229	12.783	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	424	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	10,040	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.783	—	—	—	—	—	—	—	—	—
Value at End of Year	13.222	12.783	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	431	—	—	—	—	—	—	—	—	—

U-38

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	15.771	14.246	12.967	13.127	11.970	9.327	13.833	13.235	12.500	—
Value at End of Year	16.138	15.771	14.246	12.967	13.127	11.970	9.327	13.833	13.235	—
Wealthmark ML3 No. of Units	1,394,993	1,684,084	1,894,012	2,110,895	2,337,143	2,559,545	2,634,083	3,051,785	330,073	—
NYWealthmark ML3 No. of Units	16,100	58,432	71,229	73,140	94,991	127,814	225,032	331,179	617	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.710	14.199	12.930	13.097	11.949	9.314	13.821	13.231	12.500	—
Value at End of Year	16.068	15.710	14.199	12.930	13.097	11.949	9.314	13.821	13.231	—
Wealthmark ML3 No. of Units	12,344	15,872	25,499	36,611	44,033	45,082	40,563	65,597	43,158	—
NYWealthmark ML3 No. of Units	47,084	98,389	114,040	137,209	216,679	266,374	272,690	373,071	5,984	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.531	14.058	12.821	13.005	11.883	9.277	13.787	13.217	12.500	—
Value at End of Year	15.860	15.531	14.058	12.821	13.005	11.883	9.277	13.787	13.217	—
Wealthmark ML3 No. of Units	695,141	1,019,818	1,246,306	1,399,103	1,494,784	1,710,039	1,798,697	2,056,402	53,484	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.471	14.011	12.785	12.975	11.861	9.265	13.775	13.210	12.500	—
Value at End of Year	15.792	15.471	14.011	12.785	12.975	11.861	9.265	13.775	13.213	—
Wealthmark ML3 No. of Units	7,458	6,570	36,881	37,878	38,124	36,035	37,708	26,234	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.294	13.871	12.676	12.884	11.796	9.228	13.741	13.200	12.500	—
Value at End of Year	15.587	15.294	13.871	12.676	12.884	11.796	9.228	13.741	13.200	—
Wealthmark ML3 No. of Units	58,385	88,275	106,871	156,661	100,492	152,663	186,330	138,983	1,626	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.666	—	—	—	—	—	—	—	—	—
Value at End of Year	15.254	14.666	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	652	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	43,521	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.647	—	—	—	—	—	—	—	—	—
Value at End of Year	15.227	14.647	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	37,473	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.635	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.116	12.635	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	188,957	6,256	—	—	—	—	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	16.032	15.718	14.761	14.423	13.469	11.275	13.594	13.142	12.500	—
Value at End of Year	16.533	16.032	15.718	14.761	14.423	13.469	11.275	13.594	13.142	—
Wealthmark ML3 No. of Units	124,202	140,282	255,721	229,519	221,953	158,523	143,599	45,378	717	—
NYWealthmark ML3 No. of Units	369	2,744	9,122	16,582	20,012	3,843	2,840	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.970	15.666	14.719	14.389	13.444	11.260	13.583	13.137	12.500	—
Value at End of Year	16.461	15.970	15.666	14.719	14.389	13.444	11.260	13.583	13.137	—
Wealthmark ML3 No. of Units	43,812	60,904	67,578	68,392	70,864	37,324	16,854	—	—	—
NYWealthmark ML3 No. of Units	15,995	—	24,778	16,648	17,981	19,004	11,952	34,593	16,590	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.788	15.510	14.595	14.289	13.370	11.215	13.549	13.124	12.500	—
Value at End of Year	16.248	15.788	15.510	14.595	14.289	13.370	11.215	13.549	13.124	—
Wealthmark ML3 No. of Units	135,846	136,340	175,062	185,798	180,327	122,736	94,047	16,929	787	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.727	15.458	13.345	—	—	11.200	13.537	13.156	12.500	—
Value at End of Year	16.178	15.727	15.458	—	—	13.345	11.200	13.537	13.120	—
Wealthmark ML3 No. of Units	1,763	1,773	1,783	—	—	326	328	19,063	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.547	15.304	14.430	14.156	13.272	11.155	13.504	13.107	12.500	—
Value at End of Year	15.969	15.547	15.304	14.430	14.156	13.272	11.155	13.504	13.107	—
Wealthmark ML3 No. of Units	32,844	32,865	42,093	33,348	28,678	10,027	4,559	—	—	—

U-39

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.527	—	—	—	—	—	—	—	—	—
Value at End of Year	14.026	13.527	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	786	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,233	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.510	—	—	—	—	—	—	—	—	—
Value at End of Year	14.001	13.510	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	9,983	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.512	—	—	—	—	—	—	—	—	—
Value at End of Year	12.948	12.512	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	6,819	—	—	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	15.799	13.487	12.072	12.498	11.261	8.611	13.824	13.104	12.500	—
Value at End of Year	15.857	15.799	13.487	12.072	12.498	11.261	8.611	13.824	13.104	—
Wealthmark ML3 No. of Units	1,309,555	1,522,734	1,550,888	1,696,334	2,096,769	2,377,599	2,599,796	3,467,844	635,590	—
NYWealthmark ML3 No. of Units	19,702	132,099	145,847	155,402	138,326	235,639	261,656	353,962	44,649	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.738	13.442	12.038	12.469	11.240	8.600	13.812	13.100	12.500	—
Value at End of Year	15.788	15.738	13.442	12.038	12.469	11.240	8.600	13.812	13.100	—
Wealthmark ML3 No. of Units	77,100	77,497	99,437	58,023	35,360	51,756	53,086	71,415	68,295	—
NYWealthmark ML3 No. of Units	44,494	153,220	195,631	296,917	304,739	351,404	403,402	485,834	21,847	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.558	13.308	11.936	12.382	11.178	8.565	13.778	13.087	12.500	—
Value at End of Year	15.584	15.558	13.308	11.936	12.382	11.178	8.565	13.778	13.087	—
Wealthmark ML3 No. of Units	917,164	1,473,664	1,700,047	1,917,412	2,260,316	2,366,101	2,615,368	3,311,998	873,420	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.498	13.264	11.903	12.353	11.158	8.554	13.766	13.082	12.500	—
Value at End of Year	15.517	15.498	13.264	11.903	12.353	11.158	8.554	13.766	13.082	—
Wealthmark ML3 No. of Units	26,119	21,264	20,125	33,915	20,820	5,932	8,996	11,981	6,039	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.321	13.132	11.802	12.267	11.097	8.519	13.732	13.069	12.500	—
Value at End of Year	15.316	15.321	13.132	11.802	12.267	11.097	8.519	13.732	13.069	—
Wealthmark ML3 No. of Units	59,472	80,209	108,995	117,836	144,337	121,807	88,605	198,336	21,982	—
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.444	—	—	—	—	—	—	—	—	—
Value at End of Year	16.085	15.444	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,663	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	108,884	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.424	—	—	—	—	—	—	—	—	—
Value at End of Year	16.056	15.424	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	16,454	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	85,103	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.713	—	—	—	—	—	—	—	—	—
Value at End of Year	13.214	12.713	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	403,127	—	—	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	16.211	14.986	13.789	13.725	12.640	10.129	13.614	13.172	12.500	—
Value at End of Year	16.692	16.211	14.986	13.789	13.725	12.640	10.129	13.614	13.172	—
Wealthmark ML3 No. of Units	400,845	438,302	517,843	547,062	593,135	667,293	818,406	734,151	109,691	—
NYWealthmark ML3 No. of Units	13,060	49,874	45,026	46,237	49,357	41,788	61,405	63,564	—	—

U-40

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.149	14.936	13.750	13.693	12.617	10.116	13.603	13.168	12.500	—
Value at End of Year	16.620	16.149	14.936	13.750	13.693	12.617	10.116	13.603	13.168	—
Wealthmark ML3 No. of Units	5,664	23,966	29,082	29,433	15,169	57,466	83,909	86,972	261,910	—
NYWealthmark ML3 No. of Units	27,071	43,972	44,817	60,042	64,259	64,201	76,805	130,546	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.964	14.788	13.633	13.597	12.547	10.075	13.569	13.155	12.500	—
Value at End of Year	16.405	15.964	14.788	13.633	13.597	12.547	10.075	13.569	13.155	—
Wealthmark ML3 No. of Units	146,670	210,401	261,114	294,907	366,636	397,709	422,433	528,290	28,255	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.903	14.738	13.595	13.566	12.524	10.062	13.558	13.150	12.500	—
Value at End of Year	16.334	15.903	14.738	13.595	13.566	12.524	10.062	13.558	13.150	—
Wealthmark ML3 No. of Units	24,614	26,552	28,462	37,123	39,442	41,114	24,495	17,967	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.721	14.591	13.480	13.471	12.455	10.021	13.524	13.137	12.500	—
Value at End of Year	16.123	15.721	14.591	13.480	13.471	12.455	10.021	13.524	13.137	—
Wealthmark ML3 No. of Units	7,468	10,073	29,593	11,375	36,890	31,023	21,347	41,019	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.399	—	—	—	—	—	—	—	—	—
Value at End of Year	14.958	14.399	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	34,495	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.381	—	—	—	—	—	—	—	—	—
Value at End of Year	14.932	14.381	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	6,579	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	11,712	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.603	—	—	—	—	—	—	—	—	—
Value at End of Year	13.067	12.603	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	42,897	—	—	—	—	—	—	—	—	—
Mid Cap Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	29.397	22.512	19.513	20.338	16.435	12.251	19.623	20.458	—	—
Value at End of Year	31.553	29.397	22.512	19.513	20.338	16.435	12.251	19.623	—	—
Wealthmark ML3 No. of Units	94,940	122,630	154,131	183,393	200,304	240,642	278,746	227,222	—	—
NYWealthmark ML3 No. of Units	7,726	12,026	17,371	19,892	21,404	25,932	30,084	18,237	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.967	21.427	18.582	19.378	15.667	11.684	18.724	19.528	—	—
Value at End of Year	30.003	27.967	21.427	18.582	19.378	15.667	11.684	18.724	—	—
Wealthmark ML3 No. of Units	44,347	52,806	74,037	82,081	91,725	103,085	115,760	109,854	—	—
NYWealthmark ML3 No. of Units	41,248	60,289	73,387	76,241	81,646	90,851	101,061	71,331	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	27.483	21.088	18.315	19.128	15.488	11.569	18.567	19.383	—	—
Value at End of Year	29.439	27.483	21.088	18.315	19.128	15.488	11.569	18.567	—	—
Wealthmark ML3 No. of Units	110,727	137,771	150,118	165,508	177,251	185,259	195,834	155,929	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	27.323	20.976	18.227	19.046	15.429	11.530	18.514	19.335	—	—
Value at End of Year	29.253	27.323	20.976	18.227	19.046	15.429	11.530	18.514	—	—
Wealthmark ML3 No. of Units	17,355	19,563	20,633	20,940	21,993	22,945	24,791	14,925	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	32.513	24.997	21.755	22.766	18.470	13.824	22.230	23.238	—	—
Value at End of Year	34.758	32.513	24.997	21.755	22.766	18.470	13.824	22.230	—	—
Wealthmark ML3 No. of Units	9,932	12,224	13,609	14,097	23,383	27,730	28,417	20,503	—	—
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.419	—	—
Value at End of Year	—	—	—	—	—	—	—	11.492	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

U-41

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	11.489	11.416	—	—
Value at End of Year	—	—	—	—	—	—	6.531	11.489	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	9,448	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	324	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	11.477	11.407	—	—
Value at End of Year	—	—	—	—	—	—	6.515	11.477	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	9,048	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	11.404	—	—
Value at End of Year	—	—	—	—	—	—	—	11.473	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	11.462	11.394	—	—
Value at End of Year	—	—	—	—	—	—	6.493	11.462	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	8,940	—	—	—
Mid Cap Stock Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	29.408	21.902	18.251	20.478	16.952	13.151	23.821	21.436	—	—
Value at End of Year	31.190	29.408	21.902	18.251	20.478	16.952	13.151	23.821	—	—
Wealthmark ML3 No. of Units	4,617	6,053	5,622	9,286	9,805	4,756	7,331	4,222	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,778	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.787	22.940	19.126	21.470	17.782	13.802	25.013	22.516	—	—
Value at End of Year	32.635	30.787	22.940	19.126	21.470	17.782	13.802	25.013	—	—
Wealthmark ML3 No. of Units	4,014	4,655	8,661	10,059	9,303	11,300	11,126	12,799	—	—
NYWealthmark ML3 No. of Units	749	6,200	7,880	8,184	13,697	15,395	17,284	14,178	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	30.254	22.576	18.851	21.193	17.580	13.665	24.802	22.349	—	—
Value at End of Year	32.022	30.254	22.576	18.851	21.193	17.580	13.665	24.802	—	—
Wealthmark ML3 No. of Units	7,550	7,276	5,065	4,514	4,556	10,059	21,040	5,281	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	30.078	22.457	18.760	21.102	13.620	—	24.733	22.293	—	—
Value at End of Year	—	30.078	22.457	18.760	21.102	—	13.620	24.733	—	—
Wealthmark ML3 No. of Units	—	1,038	1,045	1,051	1,057	—	205	207	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	24.732	—	—
Value at End of Year	—	—	—	—	—	—	—	27.411	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Money Market Trust B - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.867	12.063	12.259	12.452	12.653	12.803	12.747	12.500	—	—
Value at End of Year	11.673	11.867	12.063	12.259	12.452	12.653	12.803	12.747	—	—
Wealthmark ML3 No. of Units	86,865	151,200	201,808	172,712	192,232	289,226	459,783	988,109	—	—
NYWealthmark ML3 No. of Units	3,539	8,283	10,002	9,773	20,715	24,523	80,301	41,229	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.828	12.029	12.230	12.429	12.636	12.792	12.742	12.500	—	—
Value at End of Year	11.628	11.828	12.029	12.230	12.429	12.636	12.792	12.742	—	—
Wealthmark ML3 No. of Units	62,533	73,535	123,334	131,158	127,478	153,105	233,498	225,079	—	—
NYWealthmark ML3 No. of Units	40,350	72,144	110,874	91,757	105,242	126,277	187,569	141,219	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.710	11.927	12.145	12.361	12.586	12.760	12.730	12.500	—	—
Value at End of Year	11.495	11.710	11.927	12.145	12.361	12.586	12.760	12.730	—	—
Wealthmark ML3 No. of Units	110,410	149,911	197,201	232,074	224,894	226,742	335,366	289,149	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	11.671	11.893	12.117	12.338	12.569	12.749	12.725	12.500	—	—
Value at End of Year	11.451	11.671	11.893	12.117	12.338	12.569	12.749	12.725	—	—
Wealthmark ML3 No. of Units	31,077	31,848	36,526	20,766	22,229	41,157	57,663	41,192	—	—

U-42

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.555	11.792	12.032	12.271	12.519	12.718	12.713	12.500	—	—
Value at End of Year	11.320	11.555	11.792	12.032	12.271	12.519	12.718	12.713	—	—
Wealthmark ML3 No. of Units	26,081	29,374	29,809	32,388	33,984	40,177	56,298	38,834	—	—
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	33.968	33.559	34.045	43.469	38.470	24.614	51.827	43.049	—	—
Value at End of Year	—	33.968	33.559	34.045	43.469	38.470	24.614	51.827	—	—
Wealthmark ML3 No. of Units	—	4,375	4,340	6,109	7,920	6,203	4,486	1,606	—	—
NYWealthmark ML3 No. of Units	—	30	986	924	872	921	1,215	255	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	33.788	33.398	33.898	43.303	38.342	24.544	51.707	42.963	—	—
Value at End of Year	—	33.788	33.398	33.898	43.303	38.342	24.544	51.707	—	—
Wealthmark ML3 No. of Units	—	3,465	3,827	4,728	7,591	7,528	5,508	4,685	—	—
NYWealthmark ML3 No. of Units	—	346	509	715	709	198	330	1,527	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	33.251	32.917	33.461	42.808	37.961	24.336	51.347	42.706	—	—
Value at End of Year	—	33.251	32.917	33.461	42.808	37.961	24.336	51.347	—	—
Wealthmark ML3 No. of Units	—	13,379	12,144	11,774	11,413	10,148	2,699	654	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	33.074	32.758	33.316	42.644	24.268	—	51.227	42.621	—	—
Value at End of Year	—	33.074	32.758	33.316	42.644	—	24.268	51.227	—	—
Wealthmark ML3 No. of Units	—	179	185	191	198	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	32.549	32.287	32.886	42.157	37.458	24.062	50.871	42.366	—	—
Value at End of Year	—	32.549	32.287	32.886	42.157	37.458	24.062	50.871	—	—
Wealthmark ML3 No. of Units	—	1,234	1,103	987	871	965	258	154	—	—
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	14.412	24.456	23.728	—	—
Value at End of Year	—	—	—	—	—	18.705	14.412	24.456	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	3,088	743	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.323	22.619	21.954	—	—
Value at End of Year	—	—	—	—	—	17.282	13.323	22.619	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	5,236	5,435	2,987	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	304	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	13.191	22.429	21.790	—	—
Value at End of Year	—	—	—	—	—	17.085	13.191	22.429	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	2,389	1,983	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	21.736	—	—
Value at End of Year	—	—	—	—	—	—	—	22.366	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	29.739	—	28.931	—	—
Value at End of Year	—	—	—	—	—	22.564	—	29.739	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	410	—	—	—	—
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	16.766	18.514	—	—
Value at End of Year	—	—	—	—	—	—	14.733	16.766	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	166,404	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	13,835	—	—

U-43

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	17.002	18.781	—	—
Value at End of Year	—	—	—	—	—	—	14.687	17.002	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	62,324	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	78,300	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	16.859	18.641	—	—
Value at End of Year	—	—	—	—	—	—	14.550	16.859	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	98,659	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	16.812	18.595	—	—
Value at End of Year	—	—	—	—	—	—	14.505	16.812	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	13,470	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	19.608	21.710	—	—
Value at End of Year	—	—	—	—	—	—	11.303	19.608	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	17,772	—	—
Real Estate Securities Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	28.013	28.587	24.823	23.102	18.224	14.248	27.756	34.479	—	—
Value at End of Year	36.242	28.013	28.587	24.823	23.102	18.224	14.248	27.756	—	—
Wealthmark ML3 No. of Units	23,954	37,028	38,985	40,555	48,958	59,005	71,011	88,076	—	—
NYWealthmark ML3 No. of Units	5,126	8,272	10,470	10,836	11,776	13,721	15,778	16,321	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.016	30.646	26.625	24.790	19.566	14.207	25.766	32.017	—	—
Value at End of Year	38.813	30.016	30.646	26.625	24.790	19.566	14.207	25.766	—	—
Wealthmark ML3 No. of Units	6,457	9,472	14,651	13,672	16,872	17,162	26,413	25,420	—	—
NYWealthmark ML3 No. of Units	15,338	20,799	26,518	26,914	28,736	32,068	37,192	53,935	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	29.496	30.161	26.242	24.471	19.343	15.153	25.549	31.780	—	—
Value at End of Year	38.084	29.496	30.161	26.242	24.471	19.343	15.153	25.549	—	—
Wealthmark ML3 No. of Units	22,591	26,480	27,663	29,513	36,063	47,924	58,592	67,607	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	29.325	30.001	26.116	24.366	19.269	15.102	25.477	31.701	—	—
Value at End of Year	37.844	29.325	30.001	26.116	24.366	19.269	15.102	25.477	—	—
Wealthmark ML3 No. of Units	900	872	885	898	912	857	868	868	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	28.146	28.839	25.143	23.492	18.606	14.605	24.675	30.733	—	—
Value at End of Year	36.269	28.146	28.839	25.143	23.492	18.606	14.605	24.675	—	—
Wealthmark ML3 No. of Units	2,714	5,358	4,637	4,573	6,091	7,516	10,741	10,524	—	—
Science & Technology Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.625	13.926	12.846	14.190	11.598	7.184	13.168	11.813	—	—
Value at End of Year	21.756	19.625	13.926	12.846	14.190	11.598	7.184	13.168	—	—
Wealthmark ML3 No. of Units	3,487	3,426	3,811	3,611	4,939	5,698	9,177	5,699	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.612	17.474	16.126	17.823	14.574	9.031	16.564	14.864	—	—
Value at End of Year	27.270	24.612	17.474	16.126	17.823	14.574	9.031	16.564	—	—
Wealthmark ML3 No. of Units	1,662	1,470	2,894	2,980	7,290	6,558	2,526	3,587	—	—
NYWealthmark ML3 No. of Units	599	663	949	967	830	154	989	1,728	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	24.186	17.197	15.894	17.593	14.408	8.942	16.425	14.753	—	—
Value at End of Year	26.758	24.186	17.197	15.894	17.593	14.408	8.942	16.425	—	—
Wealthmark ML3 No. of Units	8,097	6,125	7,483	6,890	8,150	10,497	173	3,036	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	14.717	—	—
Value at End of Year	—	—	—	—	—	—	—	16.378	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—

U-44

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	27.956	19.917	19.214	—	—	—	—	17.282	—	—
Value at End of Year	30.867	27.956	19.917	—	—	—	—	19.214	—	—
Wealthmark ML3 No. of Units	1,528	1,058	1,058	—	—	—	—	—	—	—
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.268	12.605	12.689	12.577	12.500	—	—	—	—	—
Value at End of Year	12.181	12.268	12.605	12.689	12.577	—	—	—	—	—
Wealthmark ML3 No. of Units	1,427	4,218	5,778	56,545	63,082	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.245	12.589	12.678	12.572	12.500	—	—	—	—	—
Value at End of Year	12.152	12.245	12.589	12.678	12.572	—	—	—	—	—
Wealthmark ML3 No. of Units	8,704	11,016	11,121	10,977	10,930	—	—	—	—	—
NYWealthmark ML3 No. of Units	25,984	9,748	8,510	8,933	9,089	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.178	12.538	12.646	12.560	12.500	—	—	—	—	—
Value at End of Year	12.067	12.178	12.538	12.646	12.560	—	—	—	—	—
Wealthmark ML3 No. of Units	9,553	9,196	12,234	25,610	11,570	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	12.471	12.604	12.543	12.500	—	—	—	—	—
Value at End of Year	—	12.089	12.471	12.604	12.543	—	—	—	—	—
Wealthmark ML3 No. of Units	—	4,246	4,081	3,717	8,986	—	—	—	—	—
Small Cap Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.310	19.309	16.882	18.457	15.417	11.660	19.691	18.745	—	—
Value at End of Year	28.835	27.310	19.309	16.882	18.457	15.417	11.660	19.691	—	—
Wealthmark ML3 No. of Units	2,374	2,417	2,511	2,694	8,254	6,788	4,109	1,641	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.192	19.235	16.826	18.405	15.381	11.638	19.665	18.726	—	—
Value at End of Year	28.696	27.192	19.235	16.826	18.405	15.381	11.638	19.665	—	—
Wealthmark ML3 No. of Units	2,349	4,740	9,579	8,693	7,574	10,375	11,828	8,215	—	—
NYWealthmark ML3 No. of Units	130	1,797	227	227	134	317	525	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	26.841	19.015	16.659	18.249	15.274	11.574	19.586	18.670	—	—
Value at End of Year	28.283	26.841	19.015	16.659	18.249	15.274	11.574	19.586	—	—
Wealthmark ML3 No. of Units	1,083	1,190	1,448	1,610	12,469	13,143	19,845	9,423	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	19.560	18.651	—	—
Value at End of Year	—	—	—	—	—	—	11.553	19.560	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	254	256	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	26.379	18.725	16.438	18.043	15.132	11.490	19.482	18.595	—	—
Value at End of Year	27.741	26.379	18.725	16.438	18.043	15.132	11.490	19.482	—	—
Wealthmark ML3 No. of Units	673	1,228	1,434	1,450	1,872	1,929	3,592	306	—	—
Small Cap Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	26.655	19.588	17.195	18.332	14.780	11.893	18.274	19.940	—	—
Value at End of Year	27.374	26.655	19.588	17.195	18.332	14.780	11.893	18.274	—	—
Wealthmark ML3 No. of Units	142,275	183,831	252,207	294,470	321,819	395,119	440,994	557,734	—	—
NYWealthmark ML3 No. of Units	21,637	30,013	36,217	36,473	37,695	48,493	53,045	56,958	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.635	18.848	16.554	17.657	14.242	11.466	17.628	19.241	—	—
Value at End of Year	26.314	25.635	18.848	16.554	17.657	14.242	11.466	17.628	—	—
Wealthmark ML3 No. of Units	69,261	79,124	123,679	133,886	145,217	178,361	200,901	279,364	—	—
NYWealthmark ML3 No. of Units	44,251	69,868	87,959	88,006	95,129	108,271	119,896	149,911	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	25.191	18.549	16.316	17.429	14.080	11.352	17.479	19.098	—	—
Value at End of Year	25.819	25.191	18.549	16.316	17.429	14.080	11.352	17.479	—	—
Wealthmark ML3 No. of Units	119,350	157,859	185,350	205,456	227,119	271,055	295,439	416,911	—	—

U-45

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	25.045	18.451	16.238	17.354	14.026	11.315	17.430	19.050	—	—
Value at End of Year	25.657	25.045	18.451	16.238	17.354	14.026	11.315	17.430	—	—
Wealthmark ML3 No. of Units	79,226	86,613	101,276	102,368	103,253	110,051	117,655	130,319	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	30.504	22.506	19.836	21.232	17.186	13.885	21.421	23.436	—	—
Value at End of Year	31.202	30.504	22.506	19.836	21.232	17.186	13.885	21.421	—	—
Wealthmark ML3 No. of Units	23,080	28,125	32,495	33,997	41,562	50,289	62,187	83,491	—	—
Small Cap Opportunities Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	31.655	22.999	20.052	21.086	16.573	12.612	22.205	25.531	—	—
Value at End of Year	31.800	31.655	22.999	20.052	21.086	16.573	12.612	22.205	—	—
Wealthmark ML3 No. of Units	1,590	1,340	687	605	428	438	87	—	—	—
NYWealthmark ML3 No. of Units	172	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	31.486	22.888	19.965	21.005	16.518	12.576	22.153	25.480	—	—
Value at End of Year	31.615	31.486	22.888	19.965	21.005	16.518	12.576	22.153	—	—
Wealthmark ML3 No. of Units	8,310	3,177	3,173	3,313	6,553	6,014	3,798	3,816	—	—
NYWealthmark ML3 No. of Units	1,168	1,148	1,268	4,159	4,202	—	—	6,835	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	30.986	22.558	19.707	20.765	16.354	21.999	—	25.328	—	—
Value at End of Year	31.066	30.986	22.558	19.707	20.765	16.354	—	21.999	—	—
Wealthmark ML3 No. of Units	5,152	5,018	4,879	5,296	4,176	2,042	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	25.278	—	—
Value at End of Year	—	—	—	—	—	—	—	21.948	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	30.332	22.126	19.369	20.449	16.137	12.329	21.795	25.127	—	—
Value at End of Year	—	30.332	22.126	19.369	20.449	16.137	12.329	21.795	—	—
Wealthmark ML3 No. of Units	—	970	1,250	1,278	1,234	1,793	3,122	2,474	—	—
Small Cap Value Trust - Series II Shares (units first credited 11-09-2007)
Contracts with no Optional Benefits
Value at Start of Year	26.559	20.301	17.870	18.014	14.543	11.516	15.878	16.225	—	—
Value at End of Year	27.941	26.559	20.301	17.870	18.014	14.543	11.516	15.878	—	—
Wealthmark ML3 No. of Units	5,625	6,972	8,611	7,549	11,279	7,774	8,134	4,929	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	364	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.444	20.223	17.810	17.963	14.509	11.495	15.857	16.205	—	—
Value at End of Year	27.807	26.444	20.223	17.810	17.963	14.509	11.495	15.857	—	—
Wealthmark ML3 No. of Units	3,290	6,922	6,392	10,118	9,110	10,841	13,599	10,696	—	—
NYWealthmark ML3 No. of Units	711	751	839	844	765	861	2,255	243	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	26.102	19.992	17.633	17.811	14.408	11.431	15.794	16.143	—	—
Value at End of Year	27.406	26.102	19.992	17.633	17.811	14.408	11.431	15.794	—	—
Wealthmark ML3 No. of Units	4,075	4,619	4,725	2,393	3,118	2,754	4,901	4,423	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	11.411	15.773	16.123	—	—
Value at End of Year	—	—	—	—	—	14.374	11.411	15.773	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	216	217	219	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	25.653	19.687	17.399	17.610	14.274	11.348	15.710	16.062	—	—
Value at End of Year	26.881	25.653	19.687	17.399	17.610	14.274	11.348	15.710	—	—
Wealthmark ML3 No. of Units	434	1,558	1,758	1,787	4,384	6,155	3,919	—	—	—
Small Company Value Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	32.907	25.459	22.293	22.938	19.248	15.350	21.443	23.647	—	—
Value at End of Year	32.329	32.907	25.459	22.293	22.938	19.248	15.350	21.443	—	—
Wealthmark ML3 No. of Units	1,700	1,805	3,106	2,903	3,558	6,434	7,603	690	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	265	269	—	—	—

U-46

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.044	22.481	19.695	20.275	17.022	13.582	18.982	20.941	—	—
Value at End of Year	28.519	29.044	22.481	19.695	20.275	17.022	13.582	18.982	—	—
Wealthmark ML3 No. of Units	226	663	518	7,580	4,664	7,102	5,034	775	—	—
NYWealthmark ML3 No. of Units	1,298	1,239	1,292	1,282	1,349	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	28.541	22.125	19.413	20.014	16.828	13.447	18.822	20.785	—	—
Value at End of Year	27.984	28.541	22.125	19.413	20.014	16.828	13.447	18.822	—	—
Wealthmark ML3 No. of Units	3,251	5,869	4,301	3,121	3,057	3,456	2,610	2,268	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	20.733	—	—
Value at End of Year	—	—	—	—	—	—	—	18.769	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	31.940	24.809	21.812	22.533	18.983	15.200	21.319	23.573	—	—
Value at End of Year	31.254	31.940	24.809	21.812	22.533	18.983	15.200	21.319	—	—
Wealthmark ML3 No. of Units	658	677	762	758	775	825	1,585	1,580	—	—
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.145	15.965	16.445	—	—
Value at End of Year	—	—	—	—	—	15.920	13.145	15.965	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	9,487	822	1,002	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	1,629	1,529	2,268	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	12.914	15.693	16.170	—	—
Value at End of Year	—	—	—	—	—	15.632	12.914	15.693	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	2,251	631	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	2,048	2,057	2,656	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	12.786	15.561	16.049	—	—
Value at End of Year	—	—	—	—	—	15.454	12.786	15.561	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	4,271	1,358	1,002	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.010	—	—
Value at End of Year	—	—	—	—	—	—	—	15.517	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.850	—	14.304	—	—
Value at End of Year	—	—	—	—	—	13.700	—	13.850	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	548	—	—	—	—
Strategic Income Opportunities Trust - Series II Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	20.548	20.163	18.205	18.164	12.500	—	—	—	—	—
Value at End of Year	21.190	20.548	20.163	18.205	18.164	—	—	—	—	—
Wealthmark ML3 No. of Units	2,530	3,532	6,633	7,559	7,561	—	—	—	—	—
NYWealthmark ML3 No. of Units	527	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.449	20.076	18.135	18.104	12.500	—	—	—	—	—
Value at End of Year	21.078	20.449	20.076	18.135	18.104	—	—	—	—	—
Wealthmark ML3 No. of Units	2,928	3,193	3,762	2,326	2,335	—	—	—	—	—
NYWealthmark ML3 No. of Units	9,334	9,394	10,311	10,265	9,776	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.155	19.817	17.928	17.924	12.500	—	—	—	—	—
Value at End of Year	20.743	20.155	19.817	17.928	17.924	—	—	—	—	—
Wealthmark ML3 No. of Units	9,610	4,223	2,630	2,893	15,321	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	19.769	19.476	17.655	17.686	12.500	—	—	—	—	—
Value at End of Year	20.305	19.769	19.476	17.655	17.686	—	—	—	—	—
Wealthmark ML3 No. of Units	440	1,457	790	1,223	901	—	—	—	—	—

U-47

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
SVS Eagle Focused Large Cap Growth Portfolio (merged into Scudder Capital Growth Portfolio eff 04-29-05) (now DWS Capital Growth VIP)
Class B Shares (units first credited 09-16-2002)
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.925
Value at End of Year	—	—	—	—	—	—	—	—	—	17.041
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	132
Total Bond Market Trust A (formerly Bond Index Trust A) (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	15.035	14.306	13.773	13.436	12.946	12.500	—	—
Value at End of Year	—	—	—	15.035	14.306	13.773	13.436	12.946	—	—
Wealthmark ML3 No. of Units	—	—	—	20,066	8,206	9,517	7,155	13,054	—	—
NYWealthmark ML3 No. of Units	—	—	—	804	810	816	821	827	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	15.000	14.280	13.755	13.425	12.942	12.500	—	—
Value at End of Year	—	—	—	15.000	14.280	13.755	13.425	12.942	—	—
Wealthmark ML3 No. of Units	—	—	—	4,145	6,881	4,998	6,079	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	11,503	12,305	17,053	18,201	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	14.896	14.202	13.700	13.392	12.929	12.500	—	—
Value at End of Year	—	—	—	14.896	14.202	13.700	13.392	12.929	—	—
Wealthmark ML3 No. of Units	—	—	—	22,469	12,961	18,746	19,278	6,491	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	12.924	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	14.757	14.098	13.627	13.347	12.912	12.500	—	—
Value at End of Year	—	—	—	14.757	14.098	13.627	13.347	12.912	—	—
Wealthmark ML3 No. of Units	—	—	—	392	408	403	190	191	—	—
Total Bond Market Trust B - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	11.907	12.451	12.500	—	—	—	—	—	—	—
Value at End of Year	12.403	11.907	12.451	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	16,097	22,585	62,994	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	453	461	468	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.900	12.450	12.500	—	—	—	—	—	—	—
Value at End of Year	12.390	11.900	12.450	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,341	3,163	4,237	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,421	19,614	25,371	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.880	12.447	12.500	—	—	—	—	—	—	—
Value at End of Year	12.349	11.880	12.447	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	6,470	12,196	30,656	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	12.443	12.500	—	—	—	—	—	—	—
Value at End of Year	—	12.443	12.443	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	487	—	—	—	—	—	—	—
Total Return Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.197	19.961	18.742	18.372	17.390	15.596	15.454	14.618	—	—
Value at End of Year	19.725	19.197	19.961	18.742	18.372	17.390	15.596	15.454	—	—
Wealthmark ML3 No. of Units	68,739	78,198	102,086	93,358	111,080	65,841	39,093	14,550	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	119	—	1,821	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.046	19.814	18.613	18.255	17.288	15.512	15.378	14.552	—	—
Value at End of Year	19.560	19.046	19.814	18.613	18.255	17.288	15.512	15.378	—	—
Wealthmark ML3 No. of Units	24,156	36,461	41,546	45,150	52,422	29,286	11,734	1,003	—	—
NYWealthmark ML3 No. of Units	4,312	17,091	31,349	29,977	28,157	43,163	43,111	29,185	—	—

U-48

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.716	19.500	18.346	18.020	17.091	15.358	15.249	14.444	—	—
Value at End of Year	19.192	18.716	19.500	18.346	18.020	17.091	15.358	15.249	—	—
Wealthmark ML3 No. of Units	31,859	46,808	62,511	62,559	79,307	46,476	19,173	11,231	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	18.608	19.397	18.258	17.943	17.026	15.307	15.206	14.408	—	—
Value at End of Year	—	18.608	19.397	18.258	17.943	17.026	15.307	15.206	—	—
Wealthmark ML3 No. of Units	—	5,249	5,286	8,238	8,669	9,393	2,131	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.767	17.504	16.501	16.240	15.434	13.897	13.826	13.113	—	—
Value at End of Year	17.159	16.767	17.504	16.501	16.240	15.434	13.897	13.826	—	—
Wealthmark ML3 No. of Units	7,773	43,377	42,896	43,217	26,729	11,788	5,978	7,562	—	—
Total Stock Market Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.914	16.740	14.772	14.993	13.040	10.315	16.723	17.172	—	—
Value at End of Year	23.991	21.914	16.740	14.772	14.993	13.040	10.315	16.723	—	—
Wealthmark ML3 No. of Units	132,502	167,364	142,274	204,405	232,918	272,378	309,929	431,945	—	—
NYWealthmark ML3 No. of Units	21,722	30,674	39,587	40,012	44,908	61,954	74,214	72,106	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.688	17.340	15.309	15.546	13.528	10.706	17.366	17.838	—	—
Value at End of Year	24.826	22.688	17.340	15.309	15.546	13.528	10.706	17.366	—	—
Wealthmark ML3 No. of Units	34,335	40,775	53,377	57,537	70,756	82,347	92,593	110,275	—	—
NYWealthmark ML3 No. of Units	61,623	86,329	117,721	118,522	132,546	160,680	173,278	207,939	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	22.296	17.065	15.089	15.346	13.374	10.600	17.219	17.705	—	—
Value at End of Year	24.360	22.296	17.065	15.089	15.346	13.374	10.600	17.219	—	—
Wealthmark ML3 No. of Units	112,690	153,012	181,373	190,774	204,030	224,529	220,445	298,531	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	22.166	16.975	15.017	15.280	13.323	10.565	17.171	17.661	—	—
Value at End of Year	24.206	22.166	16.975	15.017	15.280	13.323	10.565	17.171	—	—
Wealthmark ML3 No. of Units	12,562	16,333	46,343	39,576	41,938	45,015	51,328	63,201	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	25.422	19.497	17.274	17.604	15.372	12.208	19.872	20.459	—	—
Value at End of Year	27.721	25.422	19.497	17.274	17.604	15.372	12.208	19.872	—	—
Wealthmark ML3 No. of Units	13,514	19,096	22,411	23,813	35,936	38,806	43,691	50,265	—	—
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.376	13.826	13.783	—	—
Value at End of Year	—	—	—	—	—	14.239	13.376	13.826	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	66,547	59,960	4,306	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.210	13.661	13.623	—	—
Value at End of Year	—	—	—	—	—	14.055	13.210	13.661	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	9,674	2,365	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	17,504	7,351	1,781	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	13.079	13.546	13.522	—	—
Value at End of Year	—	—	—	—	—	13.895	13.079	13.546	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	17,655	33,375	7,042	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	13.508	13.488	—	—
Value at End of Year	—	—	—	—	—	—	13.036	13.508	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.285	12.749	12.743	—	—
Value at End of Year	—	—	—	—	—	13.025	12.285	12.749	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	8,315	4,974	—	—	—

U-49

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	15.014	16.138	—	—
Value at End of Year	—	—	—	—	—	—	9.008	15.014	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	142	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	15.745	16.929	—	—
Value at End of Year	—	—	—	—	—	—	9.442	15.745	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	5,705	3,464	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	15.612	16.803	—	—
Value at End of Year	—	—	—	—	—	—	9.348	15.612	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	6,813	1,169	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.762	—	—
Value at End of Year	—	—	—	—	—	—	—	15.568	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	17.867	19.256	—	—
Value at End of Year	—	—	—	—	—	—	10.677	17.867	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	640	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.808	12.036	12.405	—	12.500	—	—	—	—	—
Value at End of Year	11.579	11.808	12.036	—	12.405	—	—	—	—	—
Wealthmark ML3 No. of Units	30,769	27,440	4,741	—	9,932	—	—	—	—	—
NYWealthmark ML3 No. of Units	39,656	9,457	9,515	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.788	12.022	12.184	12.402	12.500	—	—	—	—	—
Value at End of Year	11.554	11.788	12.022	12.184	12.402	—	—	—	—	—
Wealthmark ML3 No. of Units	40,352	64,008	10,805	10,864	2,005	—	—	—	—	—
NYWealthmark ML3 No. of Units	1,095	44,270	7,965	19,501	1,474	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.727	11.978	12.158	12.395	12.500	—	—	—	—	—
Value at End of Year	11.477	11.727	11.978	12.158	12.395	—	—	—	—	—
Wealthmark ML3 No. of Units	29,287	20,934	6,077	10,402	6,167	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	11.707	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.452	11.707	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	19,275	20,207	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	11.648	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.377	11.648	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	5,823	5,035	—	—	—	—	—	—	—	—
Value Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	30.340	22.831	19.809	19.971	16.647	12.021	20.700	21.184	—	—
Value at End of Year	32.712	30.340	22.831	19.809	19.971	16.647	12.021	20.700	—	—
Wealthmark ML3 No. of Units	1,308	608	810	1,082	1,109	1,140	2,512	1,829	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	126	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.791	22.428	19.470	19.639	16.379	11.833	20.386	20.870	—	—
Value at End of Year	32.103	29.791	22.428	19.470	19.639	16.379	11.833	20.386	—	—
Wealthmark ML3 No. of Units	—	259	4,120	279	293	2,663	1,603	2,761	—	—
NYWealthmark ML3 No. of Units	9,957	1,145	1,221	1,221	1,221	—	372	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	29.275	22.073	19.190	19.386	16.192	11.715	20.214	20.714	—	—
Value at End of Year	31.500	29.275	22.073	19.190	19.386	16.192	11.715	20.214	—	—
Wealthmark ML3 No. of Units	4,552	4,171	3,024	3,060	3,833	3,645	14,951	2,144	—	—

U-50

Wealthmark ML3

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	20.158	20.663	—	—
Value at End of Year	—	—	—	—	—	—	11.676	20.158	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	638	631	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	36.325	27.444	23.907	24.199	20.253	14.683	25.386	26.048	—	—
Value at End of Year	39.008	36.325	27.444	23.907	24.199	20.253	14.683	25.386	—	—
Wealthmark ML3 No. of Units	898	1,028	1,175	1,198	1,364	1,329	—	202	—	—

U-51

To obtain a Wealthmark ML3 Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Wealthmark ML3 SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Wealthmark ML3 NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Wealthmark ML3 Variable Annuity Statement of Additional Information dated

April 27, 2015, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 27, 2015

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA (to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address Post Office Box 55444 Boston, MA 02205-5444 www.jhannuities.com

JHUSA SEP ACCT H SAI 04/15

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no earlier than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

1

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

—	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
—	semimonthly commission statements;
—	monthly summaries of agent production and daily transaction reports;
—	semiannual statements for Contract Owners; and
—	annual Contract Owner tax reports.

We pay CSC a fixed cost of $3.46 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2014, 2013, and 2012 were $284,122,028, $290,380,853, and $309,982,088, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the

2

names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2014) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR

AG Network - SagePoint, Financial Inc.

AG Network - FSC Securities Corporation

AG Network - Royal Alliance Associates, Inc.

Edward Jones Co., L.P.

LPL Financial Corp.

Morgan Stanley Smith Barney Network

UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

3

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

—	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
—	earnings on those contributions; and
—	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59  1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

—	termination of employment in all Texas public institutions of higher education;

—	retirement;

—	death; or

—	the participant’s turning age 70 1⁄2.

4

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

—	the Separate Account; or
—	the ability of the principal underwriter to perform its contract with the Separate Account; or
—	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

5

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2014, 2013 and 2012

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period December 31, 2014 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 25, 2015

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2014	2013

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$49,226	$47,948
Stocks:
Preferred stocks	26	33
Common stocks	477	343
Investments in affiliates	2,911	2,866
Mortgage loans on real estate	11,519	12,221
Real estate:
Company occupied	300	305
Investment properties	5,203	5,304
Cash, cash equivalents and short-term investments	7,702	4,749
Policy loans	5,039	5,189
Derivatives	10,458	5,709
Receivable for collateral on derivatives	400	-
Receivable for securities	10	19
Other invested assets	5,978	5,275

Total cash and invested assets	99,249	89,961
Investment income due and accrued	887	892
Premiums due and deferred	388	410
Amounts recoverable from reinsurers	196	172
Funds held by or deposited with reinsured companies	1,958	1,984
Other reinsurance receivable	439	666
Amounts due from affiliates	247	358
Other assets	2,364	1,887
Assets held in separate accounts	140,164	142,766

Total admitted assets	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2014	2013

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,184	$67,065
Policyholders’ and beneficiaries funds	3,834	3,919
Consumer notes	411	644
Dividends payable to policyholders	574	585
Policy benefits in process of payment	556	547
Other amount payable on reinsurance	1,039	443
Other policy obligations	78	77

Total policy and contract obligations	75,676	73,280
Payable to parent and affiliates	3,073	1,713
Transfers to (from) separate account, net	(1,390)	(1,368)
Asset valuation reserve	1,927	1,374
Reinsurance in unauthorized companies	3	6
Funds withheld from unauthorized reinsurers	8,873	6,681
Interest maintenance reserve	1,745	1,790
Current federal income taxes payable	-	215
Net deferred tax liability	456	204
Derivatives	5,229	4,046
Payables for collateral on derivatives	2,939	734
Payables for securities	26	111
Other general account obligations	1,843	1,735
Obligations related to separate accounts	140,164	142,766

Total liabilities	240,564	233,287

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2014 and 2013)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2014 and 2013)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,137	1,618

Total capital and surplus	5,328	5,809

Total liabilities and capital and surplus	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$12,738	$12,882	$7,554
Consideration for supplementary contracts with life contingencies	183	266	342
Net investment income	4,297	4,551	4,221
Amortization of interest maintenance reserve	176	183	180
Commissions and expense allowance on reinsurance ceded	817	1,224	749
Reserve adjustment on reinsurance ceded	(10,652)	(9,775)	(8,936)
Separate account administrative and contract fees	1,841	1,848	1,815
Other revenue	467	188	201

Total premiums and other revenues	9,867	11,367	6,126

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,064	7,710	6,728
Annuity benefits	1,733	1,784	1,602
Disability and long-term care benefits	584	542	514
Interest and adjustments on policy or deposit-type funds	125	132	123
Payments on supplementary contracts with life contingencies	170	159	137
Increase (decrease) in life and long-term care reserves	2,161	1,017	(3,915)

Total benefits paid or provided	13,837	11,344	5,189

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,203	1,360	1,323
General expenses	972	1,092	1,088
Insurance taxes, licenses and fees	138	150	151
Net transfers to (from) separate accounts	(8,229)	(6,388)	(3,608)
Investment income ceded	4,954	(1,356)	851
Other deductions	21	14	40

Total insurance expenses and other deductions	(941)	(5,128)	(155)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(3,029)	5,151	1,092
Dividends to policyholders	77	81	57

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(3,106)	5,070	1,035
Federal income tax expense (benefit)	(716)	262	(752)

Income (loss) from operations before net realized capital gains (losses)	(2,390)	4,808	1,787

Net realized capital gains (losses)	(74)	(1,793)	(1,566)

Net income (loss)	$(2,464)	$3,015	$221

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2012	$5	$3,196	$989	$781	$4,971
Net income (loss)				221	221
Change in net unrealized capital gains (losses)				698	698
Change in net deferred income tax				71	71
Decrease (increase) in non-admitted assets				10	10
Change in liability for reinsurance in unauthorized reinsurance				2	2
Decrease (increase) in asset valuation reserves				130	130
Change in surplus as a result of reinsurance				(240)	(240)
Other adjustments, net			1	(70)	(69)

Balances at December 31, 2012	5	3,196	990	1,603	5,794

Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	$5	$3,196	$990	$1,137	$5,328

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$12,924	$13,205	$13,046
Net investment income received	4,399	4,635	4,402
Separate account fees	1,841	1,848	1,815
Commissions and expenses allowance on reinsurance ceded	817	1,224	962
Miscellaneous income	450	(172)	6
Benefits and losses paid	(21,960)	(20,462)	(18,213)
Net transfers from (to) separate accounts	8,206	6,493	3,587
Commissions and expenses (paid) recovered	(7,147)	(1,572)	(3,637)
Dividends paid to policyholders	(89)	(91)	(180)
Federal and foreign income and capital gain taxes (paid) recovered	(382)	(1,195)	477

Net cash provided by (used in) operating activities	(941)	3,913	2,265

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,471	19,130	16,404
Stocks	130	149	122
Mortgage loans on real estate	1,789	1,660	1,514
Real estate	1,053	22	17
Other invested assets	941	498	575
Miscellaneous proceeds	3	(2)	2

Total investment proceeds	24,387	21,457	18,634

Cost of investments acquired:
Bonds	21,430	17,853	16,178
Stocks	234	78	195
Mortgage loans on real estate	1,088	1,813	1,644
Real estate	539	743	859
Other invested assets	1,281	882	1,223
Derivatives	739	1,916	1,399

Total cost of investments acquired	25,311	23,285	21,498
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(1,729)	1,197	(631)
Net increase (decrease) in policy loans	(150)	140	34

Net cash provided by (used in) investment activities	955	(3,165)	(2,267)

Financing and miscellaneous activities
Borrowed funds	(232)	(48)	(19)
Net deposits (withdrawals) on deposit-type contracts	(85)	(134)	20
Dividend paid to Parent	(500)	(300)	-
Repurchase agreements	-	(437)	-
Other cash provided (applied)	3,756	14	976

Net cash provided by (used in) financing and miscellaneous activities	2,939	(905)	977

Net increase (decrease) in cash, cash equivalents and short-term investments	2,953	(157)	975
Cash, cash equivalents and short-term investments at beginning of year	4,749	4,906	3,931

Cash, cash equivalents and short-term investments at end of year	$7,702	$4,749	$4,906

Non-cash investing activities during the year:
Transfer of assets for FDA reinsurance transaction	$-	$-	$(4,984)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts pursuant to a distribution agreement with the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity adjusted to a statutory-basis, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in first out (“FIFO) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2014, 2013 and 2012, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company held gross reserves of $641 million and $325 million for the calculation required under AG 38 8D, of which $446 million and $0 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company held reserves of $1,030 million and $1,018 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the 2000 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2014 or 2013. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the statements of operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the statements of operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 26% and 27% of the Company’s aggregate reserve for life contracts at December 31, 2014 and 2013. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2014 and 2013, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2014, the NAIC adopted updated guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair values hedges. The updated guidance also removed the requirement that similar hedges designate the same benchmark rate. The adoption of this guidance did not impact the Company’s Balance Sheets or Statements of Operations.

Future Adoption of New Accounting Standards

In December 2014, the NAIC adopted Actuarial Guideline 48 (“AG 48”) which intends to bring uniformity to the regulation of XXX and AXXX business subject to life insurer-owned captive reinsurance arrangements. The guidance requires the appointed actuary of the ceding company to perform an analysis of the amount and type of assets backing collateral. AG 48’s actuarial method determines the amount of “high quality assets” which must back collateral and is based on calculations from the NAIC principle based reserving valuation manual. Certified reinsurers as well as licensed and accredited reinsurers with no permitted practices will be exempt from AG 48. Additionally, AG 48 does not apply to policies that were issued prior to January 1, 2015 and included in a reserve financing arrangement as of December 31, 2014. As such, the adoption of AG 48 is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2014, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	-	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

December 31, 2013:
U.S. government and agencies	$6,988	$90	$(356)	$6,722
States and political subdivisions	2,721	213	(36)	2,898
Foreign governments	3,000	137	(37)	3,100
Corporate bonds	28,367	2,252	(574)	30,045
Mortgage-backed and asset-backed securities	6,872	498	(108)	7,262

Total bonds	$47,948	$3,190	$(1,111)	$50,027

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2014, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$1,399	$1,429
Due after one year through five years	6,929	7,287
Due after five years through ten years	7,282	7,645
Due after ten years	26,848	31,253
Mortgage-backed and asset-backed securities	6,768	7,337

Total	$49,226	$54,951

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2014	2013

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$125	$831
Bonds pledged in support of exchange-traded futures	498	264
Bonds and cash pledged in support of cleared interest rate swaps	551	253

Total fair value	$1,174	$1,348

At carrying value:
Bonds on deposit with government authorities	$16	$26
Mortgage loans pledged in support of real estate	45	47
Bonds held in trust	132	92
Pledged collateral under reinsurance agreements	2,800	2,510

Total carrying value	$2,993	$2,675

At December 31, 2014 and 2013, the Company held below investment grade corporate bonds of $2,096 million and $2,428 million, with an aggregate fair value of $2,197 million and $2,551 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

	December 31, 2013
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$106	$8	$50	$56	$48
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$106	$8	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2013

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

03927RAC8	$1	$-	$1	$-	$-
07387BEN9	1	-	-	-	-
12669E7D2	1	-	-	-	-
20047NAM4	2	-	2	-	-
22541SWR5	3	-	3	-	-
22608WAP4	7	-	6	-	-
36170UCA7	1	-	1	-	-
36170UCR0	1	-	1	-	-
36828QLA2	3	2	1	2	1
396789KD0	6	5	2	5	3
46625M7D5	1	1	-	1	1
46625YBQ5	2	1	1	1	1
48123HAA1	7	3	4	3	3
50211NAG4	6	-	6	-	-
52108H3R3	1	-	1	-	-
55265KS42	1	1	-	1	-
949808BE8	1	-	-	-	-
07388NAH9	7	5	3	5	5
396789KD0	5	3	3	3	3
46625YDU4	4	1	3	1	1
55265KS42	1	1	-	1	1
75970NBK2	1	1	1	1	1
00764MDY0	3	2	-	2	2
396789KD0	2	1	1	1	1
46625YDS9	6	4	3	4	4
52108HL28	13	9	4	9	5
07383F4H8	3	2	1	2	2
07388NAH9	5	5	-	5	5
07388PAL5	5	4	1	4	4
52108HL28	6	5	1	5	5

Total	$106	$56	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2014	2013

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$(1)
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	3	7
12 months or longer	4	2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2013:
U.S. government and agencies	$4,485	$(283)	$301	$(73)	$4,786	$(356)
States and political subdivisions	405	(21)	65	(15)	470	(36)
Foreign governments	1,738	(25)	284	(12)	2,022	(37)
Corporate bonds	6,654	(376)	1,528	(198)	8,182	(574)
Mortgage-backed and asset-backed securities	1,268	(40)	589	(68)	1,857	(108)
Total	$14,550	$(745)	$2,767	$(366)	$17,317	$(1,111)

At December 31, 2014 and 2013, there were 574 and 945 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $12 million and $87 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $24 million, $88 million, and $108 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 43, and 78 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2014, 2013 and 2012 was $17 million, $0 million, and $0 respectively. There were 2, 0, and 0 restructured corporate bonds for which an impairment was recognized during 2014, 2013 and 2012, respectively. The Company accrues interest income on impaired securities to the extent deemed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	December 31,
	2014	2013	2012

	(in millions)
Proceeds	$18,292	$14,555	$14,297
Realized gross gains	579	244	529
Realized gross losses	(111)	(483)	(79)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2014 and 2013.

Affiliate Transactions

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to IMR.

In 2014, JHUSA acquired certain bonds from an affiliate, JHLH. These bonds had a book value of $69 million and a fair value of $72 million at the date of the transaction.

In 2013, JHUSA sold certain bonds to an affiliate, Manulife International Limited. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2013:
Preferred stocks:
Nonaffiliated	$35	$17	$(2)	$50
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	290	60	(7)	343
Affiliates*	952	1,922	(8)	2,866

Total stocks	$1,280	$1,999	$(20)	$3,259

*	Affiliates — fair value represents the carrying value

At December 31, 2014 and 2013, there were 134 and 110 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2014 and 2013, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $2 million, $5 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 33, 69, and 124 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2014 and 2013, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

December 31, 2013:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,001	East North Central	$1,396
Industrial	997	East South Central	142
Office buildings	3,914	Middle Atlantic	2,148
Retail	3,261	Mountain	530
Agricultural	441	New England	844
Agribusiness	666	Pacific	3,704
Mixed use	21	South Atlantic	2,422
Other	930	West North Central	391
Allowance	(10)	West South Central	553
		Canada / Other	101
		Allowance	(10)

Total mortgage loans on real estate	$12,221	Total mortgage loans on real estate	$12,221

The aggregate mortgages outstanding to any one borrower do not exceed $240 million.

During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 4.64% and 2.18% for agricultural loans and 5.40% and 3.62% for commercial loans. The Company issued no purchase money mortgages in 2014 and 2013. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2014, 2013 and 2012, respectively. The average recorded investment in impaired loans was $41 million, $60 million, and $90 million at December 31, 2014, 2013 and 2012, respectively. The Company recognized $3 million, $0 million, and $5 million of interest income during the period the loans were impaired for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2014	2013	2012

	(in millions)
Balance at beginning of year	$10	$19	$36
Additions, net	10	13	20
Recoveries of amounts previously charged off	(10)	(22)	(37)

Balance at end of year	$10	$10	$19

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2014	2013

	(in millions)
AAA	$436	$357
AA	1,594	1,470
A	4,141	3,965
BBB	4,979	5,896
BB	267	403
B and lower and unrated	102	130

Total	$11,519	$12,221

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2014	2013

	(in millions)
Properties occupied by the company	$374	$ 372
Properties held for the production of income	5,764	5,658
Properties held for sale	-	185
Less accumulated depreciation	(635)	(606)

Total	$5,503	$ 5,609

The Company recorded $0 million, $0 million, and $3 million of impairments on real estate investments during the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired real estate from an affiliate, JHNY. The real estate had a book value of approximately $32 million and was recorded at fair value of approximately $33 million at the date of the transaction.

On December 12, 2014, the Company announced it entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties have a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). Going forward, the Company will provide the LP with property management services and through a wholly-owned subsidiary will provide the LP with asset management services.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2014 and 2013.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $3 million, $0 million, and $3 million of impairments on partnerships and limited liability companies during the years ended December 31, 2014, 2013 and 2012, respectively. A periodic review of projected discounted cash flows was performed and the analysis provided evidence of the resulting impairments.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2014 or 2013.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2014 and 2013, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Income:
Bonds	$2,378	$2,577	$2,406
Preferred stocks	2	-	-
Common stocks	76	4	4
Mortgage loans on real estate	738	730	776
Real estate	669	605	537
Policy loans	287	283	290
Cash, cash equivalents and short-term investments	7	5	6
Other invested assets	464	620	548
Derivatives	452	464	346
Other income	23	25	23

Total investment income	5,096	5,313	4,936
Expenses
Investment expenses	(516)	(493)	(472)
Investment taxes, licenses and fees, excluding federal income taxes	(85)	(83)	(68)
Investment interest expense	(91)	(97)	(103)
Depreciation on real estate and other invested assets	(107)	(89)	(72)

Total investment expenses	(799)	(762)	(715)

Net investment income	$4,297	$4,551	$4,221

Realized capital losses and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Realized capital gains (losses)	$431	$(1,701)	$(591)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(66) in 2014, $(8) in 2013, and $334 in 2012)	123	(16)	621

Realized capital gains (losses) before tax	308	(1,685)	(1,212)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	382	108	354

Net realized capital gains (losses)	$(74)	$(1,793)	$(1,566)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate bonds.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2013
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$7,847	$-	$1	$416	$528
	Foreign currency swaps	184	-	49	-	85

Cash flow hedges	Interest rate swaps	14,439	-	-	910	670
	Foreign currency swaps	1,666	51	93	52	121
	Foreign currency forwards	125	-	-	-	1
	Equity total return swaps	29	-	-	15	-

Total Derivatives in Effective Hedge Accounting Relationships		$24,290	$51	$143	$1,393	$1,405

Other Hedging Relationships
	Interest rate swaps	$106,050	$5,299	$3,436	$5,299	$3,436
	Interest rate treasury locks	5,425	-	385	-	385
	Interest rate options	2,683	21	-	21	-
	Interest rate futures	2,687	-	-	-	-
	Foreign currency swaps	1,274	65	82	65	82
	Foreign currency forwards	11	-	-	-	-
	Foreign currency futures	968	-	-	-	-
	Equity total return swaps	31	21	-	21	-
	Equity options	3,228	248	-	248	-
	Equity index futures	4,465	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$126,822	$5,654	$3,903	$5,654	$3,903

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	315	4	-	8	-

Total Derivatives in Replication Synthetic Asset Transactions		$315	$4	$-	$8	$-

Total Derivatives		$151,427	$5,709	$4,046	$7,055	$5,308

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2014, 2013 and 2012, respectively, the Company recorded unrealized gains of $1,215 million, $168 million, and $750 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2012, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business. The de-designation of these interest rate swaps resulted in an increase to unassigned surplus of $288 million, net of tax, as of December 31, 2012.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2014, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 32 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2014, 2013 and 2012 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$2,043	$(2,530)	$512
Interest rate treasury locks	1,323	(385)	-
Interest rate options	67	(46)	(8)
Foreign currency swaps	(5)	(9)	(12)
Foreign currency forwards	4	(1)	2
Equity total return swaps	-	-	-
Equity options	(23)	(39)	-
Credit default swaps	-	-	1

Total net unrealized capital gain (loss)	$3,409	$(3,010)	$495

Net realized capital gain (loss):
Interest rate swaps	$(178)	$164	$157
Interest rate treasury locks	157	-	-
Interest rate options	-	-	-
Interest rate futures	(141)	78	(48)
Foreign currency swaps	18	(10)	(8)
Foreign currency forwards	1	5	(12)
Foreign currency futures	165	74	-
Equity total return swaps	24	5	(4)
Equity options	5	3	-
Equity index futures	(692)	(1,892)	(1,474)
Credit default swaps	-	-	(2)
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(641)	$(1,573)	$(1,391)

Total gain (loss) from derivatives in other hedging relationships	$2,768	$(4,583)	$(896)

The Company also deferred net realized gains (losses) of ($192) million, $146 million, and $156 million (including ($174) million of losses, $148 million, and $157 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2014, 2013 and 2012, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2014 and 2013, respectively.

	December 31, 2014			December 31, 2013

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$1	2	$35	$1	3
AA	95	2	2	95	3	3
A	185	3	2	185	4	3
BBB	-	-		-	-	-

Total CDS protection sold	$315	$6		$315	$8

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2014 and 2013. The average credit rating of the counterparties guaranteeing the underlying credits is A+ and the weighted average maturity is 3 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2014 and 2013, the Company accepted collateral consisting of cash of $2,939 million and $640 million, and various securities with a fair value of $3,895 million and $2,155 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2014 and 2013, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $238 million and $19 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition — This category includes assets and liabilities which do not require the additional disclosures as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties that is other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties that is other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$26	$26	$-	$-	$26
Loan-backed and structured securities	34	34	-	-	34

Total bonds with NAIC 6 rating	60	60	-	-	60
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	343	343	257	-	86

Total common stocks	343	343	257	-	86
Derivatives:
Interest rate swaps	5,299	5,299	-	5,292	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	65	65	-	65	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	21	21	-	-	21
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,654	5,654	-	5,383	271
Assets held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total assets	$148,823	$148,823	$136,964	$9,221	$2,638

Liabilities:
Derivatives:
Interest rate swaps	$3,436	$3,436	$-	$3,436	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	82	82	-	82	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	3,903	3,903	-	3,518	385
Liabilities held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total liabilities	$146,669	$146,669	$136,707	$7,356	$2,606

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,888	$47,682	$-	$44,154	$3,528
Preferred stocks	33	50	-	-	50
Mortgage loans on real estate	12,221	13,337	-	-	13,337
Cash, cash equivalents and short term investments	4,749	4,749	1,895	2,854	-
Policy loans	5,189	5,189	-	5,189	-
Derivatives in effective hedge accounting and RSAT relationships	55	1,401	-	1,386	15

Total assets	$70,135	$72,408	$1,895	$53,583	$16,930

Liabilities:
Consumer notes	$644	$685	$-	$-	$685
Borrowed money	290	290	-	290	-
Policy reserves	1,740	1,739	-	-	1,739
Policyholders’ and beneficiaries funds	3,997	4,227	-	1,263	2,964
Derivatives in effective hedge accounting and RSAT relationships	143	1,405	-	1,386	19

Total liabilities	$6,814	$8,346	$-	$2,939	$5,407

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,268 million and $ 2,285 million at December 31, 2014 and 2013, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2014 and 2013, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2014, 2013 and 2012, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2012	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$44	$(4)	$4	$-	$-	$-	$-	$(44)	$12	$-	$12
Impaired mortgage-backed and asset-backed securities	34	(44)	45	-	-	-	(6)	-	47	(23)	53

Total bonds with NAIC 6 rating	78	(48)	49	-	-	-	(6)	(44)	59	(23)	65
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	(1)	-	1	-	4

Total preferred stocks	4	-	-	-	-	-	(1)	-	1	-	4
Common stocks:
Industrial and misc	71	55	(28)	-	-	-	(54)	-	-	-	44

Total common stocks	71	55	(28)	-	-	-	(54)	-	-	-	44
Net derivatives	21	(1)	(8)	-	44	-	-	-	-	2	58
Separate account assets/liabilities	2,152	100	-	-	112	-	(141)	-	-	-	2,223

Total	$2,326	$106	$13	$-	$156	$-	$(202)	$(44)	$60	$(21)	$2,394

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums earned
Direct	$19,525	$20,311	$21,716
Assumed	792	1,062	942
Ceded	(7,579)	(8,491)	(15,104)

Net	$12,738	$12,882	$7,554

Benefits to policyholders ceded	$18,500	$17,988	$18,235

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2014, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $898 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with JHNY:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded, net	$192	$216	$208
Benefits ceded, net	394	483	428
Funds held by or deposited with reinsured companies	1,952	1,978	2,018
Other reinsurance receivable	86	124	109
Other amounts payable on reinsurance	10	15	5

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. JHNY retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$546	$570	$573
Benefits ceded	759	730	691
Other amounts payable on reinsurance	58	45	30
Funds withheld from unauthorized reinsurers	7,409	5,425	5,600

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance funds withheld transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance funds withheld basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The Company’s total settlement amount was $489 million, $55 million, and $82 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$4,599	$5,128	$6,218
Benefits ceded	14,303	13,966	13,649
Other reinsurance receivable	40	398	44
Other amounts payable on reinsurance	837	55	112
Funds withheld from unauthorized reinsurers	1,251	1,256	1,507

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. The Company paid / (received) from MRBL $1,907 million, ($1,174) million, and $259 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$338	$536	$618
Benefits ceded	298	338	362
Other reinsurance receivable	82	18	31
Other amounts payable on reinsurance	-	-	19
Funds withheld from unauthorized reinsurers	213	-	-

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”), to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance funds withheld structure.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its fixed deferred annuity business with an effective date of April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and $5 billion in bonds and mortgage loans. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. The transaction resulted in a charge to pre-tax income of $257 million, which included a ceding commission paid of $218 million and a decrease of $123 million to statutory surplus.

On September 30, 2012, the Company entered into a transaction with Commonwealth Annuity and Life Insurance Company (“CWA”), in which CWA recaptured a block of universal life policies, with an effective date of July 1, 2012. The transaction included the transfer to CWA of $378 million in actuarial liabilities and $309 million of cash and policy loans. The transaction resulted in a gain to pre-tax income of $60 million which included a ceding commission received of $57 million and an increase of $33 million to statutory surplus.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$3,963	$606	$4,569
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	3,913	606	4,519
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	3,913	606	4,519
(f) Deferred tax liabilities	4,311	412	4,723

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(398)	$194	$(204)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$337	$(127)	$210
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	337	(127)	210
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	337	(127)	210
(f) Deferred tax liabilities	560	(98)	462

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(223)	$(29)	$(252)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2014. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	650	194	844
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	650	194	844
2. Adjusted gross deferred tax assets allowed per limitation threshold.	675	194	869
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,263	412	3,675

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$3,913	$606	$4,519

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(129)	82	(47)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	547	82	629
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(154)	82	(72)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	466	(209)	257

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$337	$(127)	$210

	2014	2013

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	917%	860%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,315	$5,796

Impact of tax planning strategies is as follows:

	December 31, 2014
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2013
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$3,913	$606
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$3,913	$606
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	75%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$337	$(127)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$337	$(127)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(43%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
1. Current income tax
(a) Federal	$(716)	$262	$(978)
(b) Foreign	-	-	-

(c) Subtotal	(716)	262	(978)
(d) Federal income tax on net capital gains	382	108	274
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(334)	$370	$(704)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,034	883	151
(4) Investments	147	113	34
(5) Deferred acquisition costs	755	759	(4)
(6) Policyholder dividends accrual	111	112	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	54	64	(10)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	49	176	(127)
(11) Net operating loss carryforward	1,218	915	303
(12) Tax credit carry-forward	860	865	(5)
(13) Other (including items <5% of total ordinary tax assets)	72	76	(4)

(99) Subtotal	$4,300	$3,963	$337

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,250	$3,913	$337

(e) Capital:
(1) Investments	$479	$606	$(127)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$479	$606	$(127)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$479	$606	$(127)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,729	$4,519	$210

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,202	$3,610	$592
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	148	152	(4)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	521	549	(28)

(99) Subtotal	$4,871	$4,311	$560
(b) Capital:
(1) Investments	$276	$368	$(92)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	38	44	(6)

(99) Subtotal	$314	$412	$(98)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$5,185	$4,723	$462

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(456)	$(204)	$(252)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2014	2013	Change

	(in millions)
Total deferred tax assets	$4,729	$4,519	$210
Total deferred tax liabilities	5,185	4,723	462

Net deferred tax assets (liabilities)	$(456)	$(204)	$(252)

Tax effect of unrealized gains and losses			(1,263)
Tax effect of unrealized foreign exchange gains (losses)			38

Change in net deferred income taxes			$973

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Ordinary provisions computed at statutory rate	$(1,087)	$1,775	$362
Net realized capital gains (losses) before IMR at statutory rate	151	(595)	(207)
Change in nonadmitted assets	-	-	-
Reinsurance	(91)	(206)	(142)
Valuation allowance	-	50	-
Tax-exempt income	(16)	(2)	(21)
Nondeductible expenses	1	7	3
Foreign tax expense gross up	9	8	9
Amortization of IMR	(62)	(64)	(63)
Tax recorded in surplus	15	(18)	(25)
Dividend received deduction	(129)	(102)	(106)
Investment in subsidiaries	(32)	(35)	(34)
Prior year adjustment	(23)	16	(53)
Tax credits	(52)	(61)	(73)
Change in tax reserve	11	(55)	(119)
Pension	-	-	-
Other	(2)	(1)	-

Total	$(1,307)	$717	$(469)

Federal and foreign income taxes incurred	$(716)	$262	$(752)
Capital gains tax	382	108	354
Change in net deferred income taxes	(973)	347	(71)

Total statutory income tax expense (benefit)	$(1,307)	$717	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2014, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	63
	2013	2028	1,080
	2014	2029	484

			$3,480

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	59
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	40
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	26

			$623

Foreign tax credits	2002	2012	$6
	2003	2013	9
	2004	2014	13
	2005	2015	5
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	11
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	23

			$213

Alternative minimum tax credits	2002		$2
	2006		7

			$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2005	2025	$1
	2007	2027	1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2

			$10

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2014, 2013 and 2012 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Real Estate Finance Inc.
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc.	John Hancock Signature Services Inc.
Hancock Venture Partners Inc. Russia	John Hancock Timber Resource Corp.
HVP-Special Purpose Sub I Inc.	Manulife Reinsurance (Bermuda) Limited
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JHFS One Corp.	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Capital Growth Management Inc.	Signator Insurance Agency Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Investors Inc.
John Hancock Financial Network Inc.	Signator Financial Services Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.	Transamerica Fund Distributors Inc.
John Hancock Leasing Corp.	Transamerica Fund Management Company
John Hancock Life Insurance Company of New York

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $728 million and ($137) million at December 31, 2014 and 2013, respectively, and are included in current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 — 2001. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013

	(in millions)
Balance at beginning of year	$2,715	$3,186
Additions based on tax positions related to the current year	49	150
Payments	(550)	(90)
Additions for tax positions of prior years	23	59
Reductions for tax positions of prior years	(235)	(590)

Balance at end of year	$2,002	$2,715

Included in the balances as of December 31, 2014 and 2013, respectively, are $154 million and $149 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2014 and 2013, are $1,848 million and $2,566 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $2,281 million of such amounts at December 31, 2014 and 2013, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $9 million of interest expense, and $11 million, and $24 million of interest benefit for the years ended December 31, 2014, 2013 and 2012, respectively. The Company had approximately $209 million and $404 million accrued for interest as of December 31, 2014 and 2013, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2014, 2013 and 2012.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2014 and 2013, the Company paid a dividend to its parent company MIC of $500 million and $300 million, respectively. The company paid no dividends for the year ended December 31, 2012.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2014 and 2013, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: 1) interest payments may be made only with prior approval by the Insurance Department and 2) repayment of the principal due may be made only with the prior approval of the Insurance Department.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $680 million.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company issued two notes in the amount of $295 million and $110 million to an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $173 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was $11 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $398 million, $443 million, and $481 million, respectively, for the years ended December 31, 2014, 2013 and 2012.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $618 million, $328 million, and $266 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and statements of operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2014, 2013 and 2012, respectively, the Company received dividends of $43 million, $297 million, and $274 million from John Hancock Investment Management Services LLC, $90 million, $98 million, and $96 million from JHD, $0 million, $0 million, and $0 million from JHNY, and $72 million, $0 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2014, the Company made a capital contribution of $3 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2014 and 2013, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2014	2013

	(In millions)
The Manufacturers Investment Corporation	$105	$313
John Hancock Financial Corporation	274	36
Manulife Reinsurance Limited	186	7
Manulife Reinsurance (Bermuda) Ltd.	696	81
John Hancock Life & Health Insurance Company	142	249
John Hancock Life Insurance Company Vermont	39	16
John Hancock Reassurance Company, Ltd.	278	21
John Hancock Life Insurance Company New York	611	381
John Hancock Investment Management Services LLC	31	87
John Hancock Subsidiaries LLC	45	26
John Hancock Insurance Agency, Inc.	16	17
Essex Corporation	1	1
Hancock Venture Partners, Inc.	-	15
JH Signature Services Inc.	9	9
JH Partnership Holdings I, II LP	2	4
John Hancock Energy Resources Management, Inc.	4	4
John Hancock Real Estate Finance	1	1
John Hancock Realty Advisors	8	8
JH Advisors LLC	158	37
Manulife Asset Management LLC	75	39
Declaration Management and Research LLC	4	5
Hancock Capital Investment Management LLC	15	7
John Hancock RPS, LLC	14	35
The Berkeley Financial Group, LLC	4	4
Signator Insurance Agency, Inc.	18	-
JH Networking Insurance Agency, Inc.	4	-

Total	$2,740	$1,403

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $207 million, purchase other invested assets of $1,917 million, purchase real estate of $114 million, and issue agricultural and commercial mortgages of $175 million at December 31, 2014. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 41% of these commitments expire in 2015 and the majority of the remainder expires by 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2015	$21	$4
2016	12	-
2017	9	-
2018	6	-
2019	5	-
Thereafter	354	-

Total	$407	$4

Other than the Company’s investment real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

On December 23, 2014, the Company entered into an agreement with New York Life under which John Hancock Retirement Plan Services, LLC, an indirect wholly owned subsidiary, will acquire New York Life’s Retirement Plan Services business. In addition, New York Life has agreed to assume, on a reinsurance basis, 60% of the Company’s in-force participating life insurance JHLICO closed block. Subject to the receipt of all necessary approvals and other customary closing conditions, the transaction is anticipated to close in the first half of 2015.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the Internal Revenue Service involving the tax treatment of John Hancock’s investments in certain leverage leases. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. Please refer to the federal income taxes note for further details. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$1,176	$586	$1,886	$3,648	2%
At book value less current surrender charge of 5% or more	510	-	-	510	0%
At fair value	-	-	126,623	126,623	81%

Total with adjustment or at fair value	1,686	586	128,509	130,781	83%
At book value without adjustment (minimal or no charge or adjustment)	8,634	-	-	8,634	6%
Not subject to discretionary withdrawal	15,764	686	122	16,572	11%

Total (gross)	26,084	1,272	128,631	155,987	100%

Reinsurance ceded	5,992	-	-	5,992

Total (net)	$20,092	$1,272	$128,631	$149,995

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2014	2013	2014	2013

	(in millions)
Group Annuities (Deposit Administration)	$78,905	$77,273	$-	$-
Variable Annuities	43,503	48,224	29	34
Life and COLI	12,359	11,832	-	-
Fixed Products — Institutional and stable value fund	2,713	2,756	-	-
Fixed Products — Retail	24	26	570	546
Investments — Funds	2,061	2,075	-	-

Total	$139,565	$142,186	$599	$580

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities $7,816 million and $7,617 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145
2010	$ 246	$ 137

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2014	2013

	(in millions, except for ages)
Account value	$44,116	$48,855
Amount of reserve held	865	349
Net amount at risk — gross	4,699	4,260
Weighted average attained age	67	66

The following assumptions and methodology were used to determine the amounts above at December 31, 2014 and 2013:

•

Actuarial Guideline XLIII (AG43) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG43.

•

In 2014 and 2013, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2014 and 2013, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2014	2013

	(in millions)
Type of Fund
Equity	$27,353	$29,211
Balanced	19,449	21,212
Bonds	5,807	6,278
Money Market	683	861

Total	$53,292	$57,562

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,258	$13,258	$-	$13,613	$13,613

Reserves for accounts with assets at:
Fair value	1,272	137,306	138,578	1,272	139,976	141,248
Amortized cost	-	-	-	-	-	-

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$531	$1,879	$2,410	$554	$1,886	$2,440
At book value without fair value adjustments and with current surrender charge of 5% or more	-	2,483	2,483	-	1,933	1,933
At fair value	28	129,620	129,648	32	135,349	135,381
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,058	3,058	-	557	557

Subtotal	559	137,040	137,599	586	139,725	140,311
Not subject to discretionary withdrawal	713	266	979	686	251	937

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2014	2013	2012

	(in millions)
Transfers to separate accounts	$16,100	$14,916	$18,798
Transfers from separate accounts	24,329	21,304	22,406

Net transfers to (from) separate accounts	$(8,229)	$(6,388)	$(3,608)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $37 million, $41 million, and $57 million in 2014, 2013 and 2012, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2014, 2013 and 2012, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $332 million and $344 million at December 31, 2014 and 2013, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2014, 2013 and 2012, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2014 and 2013 was $91 million and $88 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2014 and 2013 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit:At December 31, 2014, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2019. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2014. At December 31, 2014, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2014, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

At December 31, 2014, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2014 and 2013 was $411 million and $644 million, respectively. Interest ranging from 3.1% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2015-$146 million; 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively. Interest paid amounted to $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2014 and 2013 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company has a demand note receivable dated March 2, 2009 with John Hancock Leasing Corporation (“JH Leasing”) that allows it to loan a minimum principal of $125,000 or an amount in excess in increments of $5,000. As of December 31, 2014 and 2013, the Company had amounts receivable from JH Leasing of $0 million and $3 million, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On May 23, 2014, the maturity date was extended for a period of one year to June 28, 2015. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2014. Interest expense was $2 million, $2 million, and $1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million for the year ended December 31, 2014.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446	-	-

	December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$373	-	-

FHLBI membership stock of $20 million and $19 million was classified as not eligible for redemption for the years ended December 31, 2014 and 2013, respectively. The Company did not have any collateral pledged to FHLBI as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2014 was $10 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed blocks. The JHLICO assets and liabilities exclude the impact of the transfer of the NY business (described in the Reinsurance Note), consistent with the Closed Block Annual Statement filed with the State of Michigan.

	JHUSA		JHLICO
	2014	2013	2014	2013

	(in millions)
Assets:
Bonds	$3,153	$2,959	$6,248	$6,143
Stocks:
Preferred stocks	-	-	4	4
Common stocks	1	1	11	9
Mortgage loans on real estate	402	514	1,633	1,971
Real estate	842	698	12	12
Cash, cash equivalents and short-term investments	3	-	4	3
Policy loans	1,551	1,585	1,354	1,504
Other invested assets	113	116	127	109

Total cash and invested assets	6,065	5,873	9,393	9,755
Investment income due and accrued	105	101	126	124
Premiums due and deferred	12	13	68	75
Net deferred tax asset	112	112	157	188
Other closed block assets	63	234	91	53

Total closed block assets	$6,357	$6,333	$9,835	$10,195

Obligations:
Policy reserves	5,871	5,989	9,710	10,159
Policyholders’ and beneficiaries’ funds	67	69	1,360	1,394
Dividends payable to policyholders	314	319	208	216
Policy benefits in process of payment	52	72	155	139
Other policy obligations	2	6	6	7
Other closed block obligations	720	763	198	170

Total closed block obligations	$7,026	$7,218	$11,637	$12,085

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2014 financial statements through March 25, 2015, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2014

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the Account), comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive Trust PS Series I
500 Index Fund B Series II	Lifestyle Aggressive Trust PS Series II
500 Index Fund B Series NAV	Lifestyle Balanced MVP Series I
Active Bond Trust Series I	Lifestyle Balanced MVP Series II
Active Bond Trust Series II	Lifestyle Balanced MVP Series NAV
All Cap Core Trust Series I	Lifestyle Balanced Trust PS Series I
All Cap Core Trust Series II	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series I	Lifestyle Conservative MVP Series I
American Asset Allocation Trust Series II	Lifestyle Conservative MVP Series II
American Asset Allocation Trust Series III	Lifestyle Conservative Trust PS Series I
American Global Growth Trust Series II	Lifestyle Conservative Trust PS Series II
American Global Growth Trust Series III	Lifestyle Growth MVP Series I
American Growth-Income Trust Series I	Lifestyle Growth MVP Series II
American Growth-Income Trust Series II	Lifestyle Growth MVP Series NAV
American Growth-Income Trust Series III	Lifestyle Growth Trust PS Series I
American Growth Trust Series II	Lifestyle Growth Trust PS Series II
American Growth Trust Series III	Lifestyle Moderate MVP Series I
American International Trust Series II	Lifestyle Moderate MVP Series II
American International Trust Series III	Lifestyle Moderate Trust PS Series I
American New World Trust Series II	Lifestyle Moderate Trust PS Series II
American New World Trust Series III	Mid Cap Index Trust Series I
Basic Value Focus	Mid Cap Index Trust Series II
Blue Chip Growth Trust Series I	Mid Cap Stock Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Stock Trust Series II
Bond Trust Series I	Mid Value Trust Series I
Bond Trust Series II	Mid Value Trust Series II
Capital Appreciation Trust Series I	Money Market Trust B Series NAV
Capital Appreciation Trust Series II	Money Market Trust Series I
Capital Appreciation Value Trust Series II	Money Market Trust Series II
Core Bond Trust Series II	Mutual Shares Trust Series I
Core Strategy Trust Series I	PIMCO All Asset
Core Strategy Trust Series II	Real Estate Securities Trust Series I
Core Strategy Trust Series NAV	Real Estate Securities Trust Series II
DWS Equity 500 Index	Real Return Bond Trust Series II
Equity-Income Trust Series I	Science & Technology Trust Series I
Equity-Income Trust Series II	Science & Technology Trust Series II
Financial Industries Trust Series I	Short Term Government Income Trust Series I
Financial Industries Trust Series II	Short Term Government Income Trust Series II
Franklin Templeton Founding Allocation Trust Series I	Small Cap Growth Trust Series I

3

Franklin Templeton Founding Allocation Trust Series II	Small Cap Growth Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Index Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Index Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Opportunities Trust Series I
Global Allocation	Small Cap Opportunities Trust Series II
Global Bond Trust Series I	Small Cap Value Trust Series I
Global Bond Trust Series II	Small Cap Value Trust Series II
Global Trust Series I	Small Company Value Trust Series I
Global Trust Series II	Small Company Value Trust Series II
Health Sciences Trust Series I	Strategic Income Opportunities Trust Series I
Health Sciences Trust Series II	Strategic Income Opportunities Trust Series II
High Yield Trust Series I	Total Bond Market Trust B Series II
High Yield Trust Series II	Total Bond Market Trust B Series NAV
International Core Trust Series I	Total Return Trust Series I
International Core Trust Series II	Total Return Trust Series II
International Equity Index Trust B Series I	Total Stock Market Index Trust Series I
International Equity Index Trust B Series II	Total Stock Market Index Trust Series II
International Equity Index Trust B Series NAV	U.S. Equity Trust Series I
International Growth Stock Trust Series II	U.S. Equity Trust Series II
International Small Company Trust Series I	Ultra Short Term Bond Trust Series I
International Small Company Trust Series II	Ultra Short Term Bond Trust Series II
International Value Trust Series I	Utilities Trust Series I
International Value Trust Series II	Utilities Trust Series II
Investment Quality Bond Trust Series I	Value Opportunities
Investment Quality Bond Trust Series II	Value Trust Series I
Lifestyle Aggressive MVP Series I	Value Trust Series II
Lifestyle Aggressive MVP Series II

as of December 31, 2014, and the related statements of operations and changes in contract owners’ equity disclosure for the above mentioned sub-accounts and for the All Cap Value Trust Series I, All Cap Value Trust Series II, American Global Small Capitalization Trust Series II, American Global Small Capitalization Trust Series III, American High-Income Bond Trust Series II, American High-Income Bond Trust Series III, Bond PS Series II, Core Allocation Plus Trust Series I, Core Allocation Plus Trust Series II, Core Fundamental Holdings Trust Series III, Core Global Diversification Trust Series I, Core Global Diversification Trust Series II, Core Global Diversification Trust Series III, Disciplined Diversification Trust Series II, Fundamental Holdings Trust Series II, Fundamental Holdings Trust Series III, Fundamental Value Trust Series I, Fundamental Value Trust Series II, Global Diversification Trust Series II, Natural Resources Trust Series II, Smaller Company Growth Trust Series I and Smaller Company Growth Trust Series II (the “closed sub-accounts”) for each of the years or periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates

4

made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2014, the results of their and the closed sub-accounts’ operations and changes in contract owners’ equity and for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2015

5

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	500 Index Fund B	500 Index Fund B	500 Index Fund B	Active Bond Trust	Active Bond Trust	All Cap Core Trust
	Series I	Series II	Series NAV	Series I	Series II	Series I
Total Assets
Investments at fair value	$51,298,059	$44,963,227	$235,561,842	$38,345,422	$187,365,219	$43,007,296

Net Assets
Contracts in accumulation	$51,194,789	$44,963,227	$235,431,635	$38,245,107	$187,239,001	$42,918,161
Contracts in payout (annuitization)	103,270	—	130,207	100,315	126,218	89,135

Total net assets	$51,298,059	$44,963,227	$235,561,842	$38,345,422	$187,365,219	$43,007,296

Units outstanding	2,792,635	2,468,971	12,772,377	2,023,540	10,251,503	1,689,338
Unit value	$18.37	$18.21	$18.44	$18.95	$18.28	$25.46

Shares	1,997,588	1,748,861	9,172,969	3,881,116	18,925,780	1,574,206
Cost	$39,078,828	$34,468,065	$164,744,258	$37,714,614	$186,194,505	$26,381,832

See accompanying notes.

6

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III
Total Assets
Investments at fair value	$5,516,510	$128,606,312	$1,220,136,902	$155,631,011	$187,956,957	$35,706,211

Net Assets
Contracts in accumulation	$5,516,510	$128,104,112	$1,220,134,614	$155,631,011	$187,948,063	$35,706,211
Contracts in payout (annuitization)	—	502,200	2,288	—	8,894	—

Total net assets	$5,516,510	$128,606,312	$1,220,136,902	$155,631,011	$187,956,957	$35,706,211

Units outstanding	222,552	7,720,862	74,548,879	8,313,457	11,451,459	1,927,803
Unit value	$24.79	$16.66	$16.37	$18.72	$16.41	$18.52

Shares	202,292	8,165,480	77,469,010	9,881,334	11,873,465	2,257,030
Cost	$4,056,621	$78,710,503	$717,049,735	$93,357,781	$133,482,677	$30,077,335

See accompanying notes.

7

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$700,996,991	$105,950,108	$138,553,567	$631,381,475	$250,886,886	$413,221,046

Net Assets
Contracts in accumulation	$700,549,323	$105,946,532	$138,236,472	$631,152,431	$250,883,015	$413,067,845
Contracts in payout (annuitization)	447,668	3,576	317,095	229,044	3,871	153,201

Total net assets	$700,996,991	$105,950,108	$138,553,567	$631,381,475	$250,886,886	$413,221,046

Units outstanding	26,774,913	5,690,275	5,063,511	25,595,484	12,768,495	16,755,878
Unit value	$26.18	$18.62	$27.36	$24.67	$19.65	$24.66

Shares	29,220,383	4,418,270	5,773,065	26,351,481	10,471,072	22,408,950
Cost	$350,521,608	$63,369,595	$78,425,135	$336,853,251	$174,115,434	$303,827,333

See accompanying notes.

8

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Basic Value Focus (h)	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$49,357,354	$47,465,060	$1,800,258	$6,234,514	$241,041,488	$115,623,749

Net Assets
Contracts in accumulation	$49,355,521	$47,452,254	$1,800,258	$6,217,793	$240,561,124	$115,606,006
Contracts in payout (annuitization)	1,833	12,806	—	16,721	480,364	17,743

Total net assets	$49,357,354	$47,465,060	$1,800,258	$6,234,514	$241,041,488	$115,623,749

Units outstanding	3,497,247	3,510,152	133,762	164,182	6,546,665	4,482,415
Unit value	$14.11	$13.52	$13.46	$37.97	$36.82	$25.80

Shares	2,682,465	3,593,116	136,590	380,617	6,717,990	3,257,007
Cost	$41,526,734	$46,974,024	$1,755,404	$4,918,305	$130,346,117	$77,932,928

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

9

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series II
Total Assets
Investments at fair value	$225,311,120	$484,137,216	$146,788,733	$64,337,134	$308,165,781	$6,845,741

Net Assets
Contracts in accumulation	$225,307,034	$484,069,492	$146,325,721	$64,308,857	$308,165,781	$6,845,741
Contracts in payout (annuitization)	4,086	67,724	463,012	28,277	—	—

Total net assets	$225,311,120	$484,137,216	$146,788,733	$64,337,134	$308,165,781	$6,845,741

Units outstanding	16,632,071	37,160,585	8,921,720	2,665,439	15,683,297	400,200
Unit value	$13.55	$13.03	$16.45	$24.14	$19.65	$17.11

Shares	16,482,159	35,364,296	9,488,606	4,227,144	24,169,865	518,224
Cost	$227,678,897	$488,590,225	$98,574,568	$48,916,939	$264,591,492	$6,951,259

See accompanying notes.

10

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Core Strategy Trust Series I	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index (h)	Equity-Income Trust Series I	Equity-Income Trust Series II
Total Assets
Investments at fair value	$133,128,933	$3,409,588,039	$8,159,941	$14,975,930	$234,873,528	$146,803,522

Net Assets
Contracts in accumulation	$133,128,933	$3,409,460,426	$8,159,941	$14,968,071	$234,003,059	$146,613,419
Contracts in payout (annuitization)	—	127,613	—	7,859	870,469	190,103

Total net assets	$133,128,933	$3,409,588,039	$8,159,941	$14,975,930	$234,873,528	$146,803,522

Units outstanding	9,263,197	190,432,761	422,522	472,447	5,548,872	6,397,175
Unit value	$14.37	$17.90	$19.31	$31.70	$42.33	$22.95

Shares	8,904,945	227,154,433	545,451	734,114	12,258,535	7,686,048
Cost	$127,717,969	$3,234,143,867	$7,014,653	$10,195,829	$185,452,147	$114,328,039

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Financial Industries Trust Series I (f)	Financial Industries Trust Series II (f)	Franklin Templeton Founding Allocation Trust Series I	Franklin Templeton Founding Allocation Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$11,204,146	$18,786,137	$44,968,829	$1,087,384,572	$52,080,987	$281,432,969

Net Assets
Contracts in accumulation	$11,204,146	$18,777,763	$44,968,829	$1,087,384,572	$52,073,998	$280,582,819
Contracts in payout (annuitization)	—	8,374	—	—	6,989	850,150

Total net assets	$11,204,146	$18,786,137	$44,968,829	$1,087,384,572	$52,080,987	$281,432,969

Units outstanding	582,868	933,415	2,563,067	73,303,818	1,757,592	11,918,462
Unit value	$19.22	$20.13	$17.54	$14.83	$29.63	$23.61

Shares	655,213	1,103,768	3,453,827	83,388,387	2,314,711	16,063,526
Cost	$7,900,062	$13,588,163	$31,025,562	$839,421,344	$31,297,802	$279,528,659

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

12

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Fundamental Large Cap Value Trust Series II	Global Allocation (h)	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II
Total Assets
Investments at fair value	$234,102,730	$766,447	$40,723,044	$101,853,797	$148,670,952	$52,928,122

Net Assets
Contracts in accumulation	$233,821,930	$766,447	$40,638,133	$101,803,124	$148,370,999	$52,797,399
Contracts in payout (annuitization)	280,800	—	84,911	50,673	299,953	130,723

Total net assets	$234,102,730	$766,447	$40,723,044	$101,853,797	$148,670,952	$52,928,122

Units outstanding	10,924,556	40,007	1,394,459	5,230,553	5,984,113	2,679,409
Unit value	$21.43	$19.16	$29.20	$19.47	$24.84	$19.75

Shares	13,271,130	47,370	3,244,864	8,194,191	7,593,001	2,712,871
Cost	$228,972,642	$652,549	$41,310,618	$105,872,917	$116,706,031	$50,066,508

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

13

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Core	International Core
	Trust Series I	Trust Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$67,381,873	$88,686,796	$84,031,127	$81,511,521	$23,157,089	$15,719,921

Net Assets
Contracts in accumulation	$67,207,682	$88,679,283	$83,852,864	$81,339,870	$23,087,359	$15,702,481
Contracts in payout (annuitization)	174,191	7,513	178,263	171,651	69,730	17,440

Total net assets	$67,381,873	$88,686,796	$84,031,127	$81,511,521	$23,157,089	$15,719,921

Units outstanding	1,197,219	1,601,816	4,995,857	3,758,891	1,370,753	869,252
Unit value	$56.28	$55.37	$16.82	$21.69	$16.89	$18.08

Shares	2,008,402	2,745,721	14,742,303	14,053,711	2,201,244	1,481,614
Cost	$48,255,388	$67,266,621	$91,081,232	$88,827,218	$20,711,450	$14,993,195

See accompanying notes.

14

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$18,203,068	$18,094,590	$14,176,433	$18,760,653	$26,889,803	$17,482,196

Net Assets
Contracts in accumulation	$18,143,732	$18,094,590	$14,169,917	$18,688,384	$26,832,345	$17,482,196
Contracts in payout (annuitization)	59,336	—	6,516	72,269	57,458	—

Total net assets	$18,203,068	$18,094,590	$14,176,433	$18,760,653	$26,889,803	$17,482,196

Units outstanding	1,294,175	1,298,172	1,263,800	1,249,862	1,633,196	1,088,144
Unit value	$14.07	$13.94	$11.22	$15.01	$16.46	$16.07

Shares	1,148,459	1,140,176	894,977	1,130,160	2,322,090	1,510,994
Cost	$17,270,873	$17,284,845	$13,103,483	$16,564,915	$22,571,360	$15,917,590

See accompanying notes.

15

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive MVP Series I (a)	Lifestyle Aggressive MVP Series II (a)
Total Assets
Investments at fair value	$70,197,841	$65,854,943	$165,085,857	$87,725,052	$82,915,377	$127,276,863

Net Assets
Contracts in accumulation	$70,007,159	$65,797,575	$164,836,105	$87,715,249	$82,854,650	$127,276,863
Contracts in payout (annuitization)	190,682	57,368	249,752	9,803	60,727	—

Total net assets	$70,197,841	$65,854,943	$165,085,857	$87,725,052	$82,915,377	$127,276,863

Units outstanding	3,689,892	3,209,864	8,695,039	4,822,048	3,743,208	5,899,699
Unit value	$19.02	$20.52	$18.99	$18.19	$22.15	$21.57

Shares	5,597,914	5,259,979	14,170,460	7,523,589	7,713,058	11,861,777
Cost	$66,076,542	$59,022,288	$166,110,076	$88,596,890	$64,692,609	$96,726,652

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

See accompanying notes.

16

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Aggressive Trust PS Series I (g)	Lifestyle Aggressive Trust PS Series II	Lifestyle Balanced MVP Series I (b)	Lifestyle Balanced MVP Series II (b)	Lifestyle Balanced MVP Series NAV (b)	Lifestyle Balanced Trust PS Series I
Total Assets
Investments at fair value	$740,145	$3,850,593	$591,421,436	$7,664,452,325	$90,986	$10,782,788

Net Assets
Contracts in accumulation	$740,145	$3,850,593	$590,845,413	$7,663,269,089	$90,986	$10,782,788
Contracts in payout (annuitization)	—	—	576,023	1,183,236	—	—

Total net assets	$740,145	$3,850,593	$591,421,436	$7,664,452,325	$90,986	$10,782,788

Units outstanding	55,686	291,089	28,771,889	393,696,426	5,151	814,601
Unit value	$13.29	$13.23	$20.56	$19.47	$17.66	$13.24

Shares	57,914	301,298	42,640,334	555,395,096	6,550	760,422
Cost	$758,332	$3,866,058	$496,779,789	$6,355,936,239	$80,046	$10,789,597

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

17

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Balanced Trust PS Series II	Lifestyle Conservative MVP Series I (c)	Lifestyle Conservative MVP Series II (c)	Lifestyle Conservative Trust PS Series I (g)	Lifestyle Conservative Trust PS Series II	Lifestyle Growth MVP Series I (d)
Total Assets
Investments at fair value	$476,031,888	$150,457,952	$1,507,981,635	$3,921,203	$90,742,438	$597,198,604

Net Assets
Contracts in accumulation	$476,031,888	$150,290,805	$1,507,886,520	$3,921,203	$90,742,438	$596,350,137
Contracts in payout (annuitization)	—	167,147	95,115	—	—	848,467

Total net assets	$476,031,888	$150,457,952	$1,507,981,635	$3,921,203	$90,742,438	$597,198,604

Units outstanding	32,131,824	7,240,299	81,391,752	300,503	6,575,522	30,350,816
Unit value	$14.82	$20.78	$18.53	$13.05	$13.80	$19.68

Shares	33,499,781	12,414,022	125,143,704	294,164	6,797,186	42,264,586
Cost	$454,069,806	$159,807,324	$1,589,694,088	$4,001,113	$90,248,451	$495,113,406

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

18

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Growth MVP Series II (d)	Lifestyle Growth MVP Series NAV (d)	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series II	Lifestyle Moderate MVP Series I (e)	Lifestyle Moderate MVP Series II (e)
Total Assets
Investments at fair value	$10,822,610,814	$686,770	$21,318,598	$1,280,302,458	$219,647,556	$2,395,035,737

Net Assets
Contracts in accumulation	$10,822,356,986	$686,770	$21,318,598	$1,280,302,458	$218,077,024	$2,394,703,405
Contracts in payout (annuitization)	253,828	—	—	—	1,570,532	332,332

Total net assets	$10,822,610,814	$686,770	$21,318,598	$1,280,302,458	$219,647,556	$2,395,035,737

Units outstanding	555,246,914	36,483	1,596,940	85,784,863	10,258,100	124,617,516
Unit value	$19.49	$18.82	$13.35	$14.92	$21.41	$19.22

Shares	767,561,051	48,535	1,435,596	86,157,635	16,514,854	181,030,668
Cost	$8,967,765,150	$585,721	$21,171,372	$1,233,816,561	$203,888,684	$2,092,312,904

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

See accompanying notes.

19

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Trust PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II
Total Assets
Investments at fair value	$3,519,723	$159,487,879	$32,305,875	$60,840,171	$153,598,753	$85,015,236

Net Assets
Contracts in accumulation	$3,519,723	$159,487,879	$32,272,172	$60,685,082	$153,497,694	$84,994,244
Contracts in payout (annuitization)	—	—	33,703	155,089	101,059	20,992

Total net assets	$3,519,723	$159,487,879	$32,305,875	$60,840,171	$153,598,753	$85,015,236

Units outstanding	267,187	10,888,260	969,590	2,030,534	6,124,526	2,734,626
Unit value	$13.17	$14.65	$33.32	$29.96	$25.08	$31.09

Shares	252,310	11,416,455	1,449,344	2,738,081	8,253,560	4,725,694
Cost	$3,559,083	$153,362,617	$25,727,697	$47,944,571	$120,892,331	$74,093,450

See accompanying notes.

20

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust B Series NAV	Money Market Trust Series I	Money Market Trust Series II	Mutual Shares Trust Series I
Total Assets
Investments at fair value	$61,677,107	$65,970,477	$12,410,055	$67,225,819	$291,292,417	$199,493,537

Net Assets
Contracts in accumulation	$61,561,952	$65,934,864	$12,400,241	$66,968,581	$290,671,214	$199,488,866
Contracts in payout (annuitization)	115,155	35,613	9,814	257,238	621,203	4,671

Total net assets	$61,677,107	$65,970,477	$12,410,055	$67,225,819	$291,292,417	$199,493,537

Units outstanding	2,273,179	2,515,656	1,052,720	4,544,345	24,580,792	11,387,904
Unit value	$27.13	$26.22	$11.79	$14.79	$11.85	$17.52

Shares	4,418,131	4,722,296	12,410,055	67,225,819	291,292,417	14,229,211
Cost	$45,134,548	$48,556,726	$12,410,055	$67,225,819	$291,292,417	$134,147,314

See accompanying notes.

21

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	PIMCO All Asset (h)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II
Total Assets
Investments at fair value	$21,234,591	$49,462,648	$57,638,180	$33,242,486	$92,552,844	$42,083,709

Net Assets
Contracts in accumulation	$21,219,572	$49,313,340	$57,575,346	$33,192,054	$92,295,970	$42,073,488
Contracts in payout (annuitization)	15,019	149,308	62,834	50,432	256,874	10,221

Total net assets	$21,234,591	$49,462,648	$57,638,180	$33,242,486	$92,552,844	$42,083,709

Units outstanding	1,118,331	1,044,744	1,574,897	1,884,735	4,178,464	1,614,981
Unit value	$18.99	$47.34	$36.60	$17.64	$22.15	$26.06

Shares	2,016,580	2,755,579	3,205,683	2,810,016	3,417,756	1,589,264
Cost	$22,708,687	$33,709,311	$43,189,351	$35,238,425	$51,346,941	$31,058,831

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

22

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II
Total Assets
Investments at fair value	$38,732,892	$33,680,182	$681,933	$31,257,951	$14,672,523	$44,641,155

Net Assets
Contracts in accumulation	$38,479,087	$33,609,250	$681,933	$31,256,331	$14,642,973	$44,567,655
Contracts in payout (annuitization)	253,805	70,932	—	1,620	29,550	73,500

Total net assets	$38,732,892	$33,680,182	$681,933	$31,257,951	$14,672,523	$44,641,155

Units outstanding	3,108,011	2,753,814	31,425	1,129,386	555,520	1,645,216
Unit value	$12.46	$12.23	$21.70	$27.68	$26.41	$27.13

Shares	3,126,141	2,716,144	58,385	2,758,866	952,761	2,910,114
Cost	$40,046,294	$34,605,927	$606,621	$29,976,685	$12,549,769	$37,219,031

See accompanying notes.

23

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II
Total Assets
Investments at fair value	$49,882,771	$39,455,415	$743,209	$38,877,818	$51,324,065	$51,135,643

Net Assets
Contracts in accumulation	$49,847,830	$39,448,087	$743,209	$38,856,731	$51,151,144	$51,120,523
Contracts in payout (annuitization)	34,941	7,328	—	21,087	172,921	15,120

Total net assets	$49,882,771	$39,455,415	$743,209	$38,877,818	$51,324,065	$51,135,643

Units outstanding	1,507,500	1,272,553	29,719	1,438,902	1,448,038	1,802,596
Unit value	$33.09	$31.00	$25.01	$27.02	$35.44	$28.37

Shares	1,580,569	1,266,220	30,199	1,585,555	2,075,377	2,094,865
Cost	$43,065,400	$32,341,194	$613,419	$34,462,066	$30,565,050	$29,990,291

See accompanying notes.

24

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series II
Total Assets
Investments at fair value	$47,033,919	$48,604,122	$62,954,263	$125,388,642	$120,418,062	$138,687,270

Net Assets
Contracts in accumulation	$46,896,342	$48,598,951	$62,954,263	$125,384,619	$120,236,321	$138,504,729
Contracts in payout (annuitization)	137,577	5,171	—	4,023	181,741	182,541

Total net assets	$47,033,919	$48,604,122	$62,954,263	$125,388,642	$120,418,062	$138,687,270

Units outstanding	2,158,995	2,350,596	5,061,304	9,895,822	5,259,683	7,250,247
Unit value	$21.79	$20.68	$12.44	$12.67	$22.89	$19.13

Shares	3,552,411	3,662,707	6,064,958	12,103,151	8,738,611	10,079,017
Cost	$49,260,530	$50,090,262	$63,560,342	$129,639,049	$124,741,318	$143,860,437

See accompanying notes.

25

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	U.S. Equity Trust Series I	U.S. Equity Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II
Total Assets
Investments at fair value	$17,375,283	$35,266,110	$107,450,481	$7,037,445	$8,810,337	$201,812,773

Net Assets
Contracts in accumulation	$17,298,236	$35,204,814	$107,246,279	$7,037,378	$8,810,337	$201,812,773
Contracts in payout (annuitization)	77,047	61,296	204,202	67	—	—

Total net assets	$17,375,283	$35,266,110	$107,450,481	$7,037,445	$8,810,337	$201,812,773

Units outstanding	888,250	1,407,163	6,092,849	403,732	727,585	17,287,474
Unit value	$19.56	$25.06	$17.64	$17.43	$12.11	$11.67

Shares	937,684	1,908,339	5,541,541	362,942	746,639	17,117,284
Cost	$12,411,883	$23,805,655	$77,827,759	$5,381,871	$8,897,260	$204,220,720

See accompanying notes.

26

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Assets and Liabilities

December 31, 2014

	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities (h)	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$19,899,373	$18,763,451	$3,763,538	$88,764,765	$28,391,341

Net Assets
Contracts in accumulation	$19,846,634	$18,762,013	$3,763,538	$88,418,269	$28,371,409
Contracts in payout (annuitization)	52,739	1,438	—	346,496	19,932

Total net assets	$19,899,373	$18,763,451	$3,763,538	$88,764,765	$28,391,341

Units outstanding	649,684	418,688	72,469	2,626,747	919,565
Unit value	$30.63	$44.81	$51.93	$33.79	$30.87

Shares	1,223,071	1,162,543	139,856	3,448,515	1,106,875
Cost	$16,577,177	$15,705,308	$2,377,314	$56,602,891	$21,803,600

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

27

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$745,327	$864,514	$579,574	$609,108	$3,762,469	$4,273,997
Expenses:
Mortality and expense risk and administrative charges	(769,419)	(727,365)	(691,281)	(644,235)	(2,463,470)	(2,461,256)

Net investment income (loss)	(24,092)	137,149	(111,707)	(35,127)	1,298,999	1,812,741

Realized gains (losses) on investments:
Capital gain distributions received	681,449	100,468	608,878	79,256	3,516,761	486,196
Net realized gain (loss)	3,440,942	1,540,773	2,421,084	1,649,375	12,208,152	5,915,029

Realized gains (losses)	4,122,391	1,641,241	3,029,962	1,728,631	15,724,913	6,401,225

Unrealized appreciation (depreciation) during the period	1,308,212	10,617,387	1,559,771	8,604,767	11,034,633	55,956,841

Net increase (decrease) in contract owners’ equity from operations	5,406,511	12,395,777	4,478,026	10,298,271	28,058,545	64,170,807

Changes from principal transactions:
Purchase payments	102,573	130,101	149,185	122,318	810,486	913,563
Transfers between sub-accounts and the company	(1,180,354)	4,871,155	3,211,384	1,369,814	(7,804,430)	(16,595,352)
Withdrawals	(5,821,862)	(5,801,869)	(4,845,769)	(7,517,947)	(33,701,269)	(20,381,875)
Annual contract fee	(181,721)	(168,643)	(158,201)	(159,462)	(1,926,242)	(1,945,073)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,081,364)	(969,256)	(1,643,401)	(6,185,277)	(42,621,455)	(38,008,737)

Total increase (decrease) in contract owners’ equity	(1,674,853)	11,426,521	2,834,625	4,112,994	(14,562,910)	26,162,070
Contract owners’ equity at beginning of period	52,972,912	41,546,391	42,128,602	38,015,608	250,124,752	223,962,682

Contract owners’ equity at end of period	$51,298,059	$52,972,912	$44,963,227	$42,128,602	$235,561,842	$250,124,752

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,220,415	3,285,208	2,574,765	3,010,183	15,237,639	17,843,815
Units issued	404,669	645,132	408,773	379,283	129,161	277,446
Units redeemed	(832,449)	(709,925)	(514,567)	(814,701)	(2,594,423)	(2,883,622)

Units, end of period	2,792,635	3,220,415	2,468,971	2,574,765	12,772,377	15,237,639

See accompanying notes.

28

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,434,848	$2,352,668	$6,715,914	$12,160,984	$405,448	$548,598
Expenses:
Mortality and expense risk and administrative charges	(578,362)	(633,879)	(3,312,783)	(3,672,220)	(639,416)	(649,660)

Net investment income (loss)	856,486	1,718,789	3,403,131	8,488,764	(233,968)	(101,062)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	519,527	972,443	6,802,966	4,250,835	3,227,450	3,565,179

Realized gains (losses)	519,527	972,443	6,802,966	4,250,835	3,227,450	3,565,179

Unrealized appreciation (depreciation) during the period	647,370	(3,206,212)	(163,220)	(16,217,400)	353,034	8,848,259

Net increase (decrease) in contract owners’ equity from operations	2,023,383	(514,980)	10,042,877	(3,477,801)	3,346,516	12,312,376

Changes from principal transactions:
Purchase payments	104,132	57,731	281,165	271,658	60,194	90,610
Transfers between sub-accounts and the company	1,972,069	(1,010,749)	(147,284)	22,702,447	(1,841,876)	(1,808,784)
Withdrawals	(5,428,038)	(6,345,211)	(42,359,461)	(39,431,583)	(4,730,827)	(5,166,541)
Annual contract fee	(55,274)	(66,831)	(638,822)	(762,685)	(74,317)	(127,963)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,407,111)	(7,365,060)	(42,864,402)	(17,220,163)	(6,586,826)	(7,012,678)

Total increase (decrease) in contract owners’ equity	(1,383,728)	(7,880,040)	(32,821,525)	(20,697,964)	(3,240,310)	5,299,698
Contract owners’ equity at beginning of period	39,729,150	47,609,190	220,186,744	240,884,708	46,247,606	40,947,908

Contract owners’ equity at end of period	$38,345,422	$39,729,150	$187,365,219	$220,186,744	$43,007,296	$46,247,606

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,205,233	2,611,075	12,635,236	13,606,594	1,966,094	2,321,056
Units issued	223,570	105,161	437,140	1,812,455	17,709	124,087
Units redeemed	(405,263)	(511,003)	(2,820,873)	(2,783,813)	(294,465)	(479,049)

Units, end of period	2,023,540	2,205,233	10,251,503	12,635,236	1,689,338	1,966,094

See accompanying notes.

29

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series II		All Cap Value Trust Series I		All Cap Value Trust Series II
	2014	2013	2014	2013 (m)	2014	2013 (m)
Income:
Dividend distributions received	$45,052	$74,688	$—	$283,918	$—	$237,165
Expenses:
Mortality and expense risk and administrative charges	(97,810)	(116,880)	—	(326,438)	—	(358,985)

Net investment income (loss)	(52,758)	(42,192)	—	(42,520)	—	(121,820)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	11,252,839	—	11,379,376
Net realized gain (loss)	742,168	598,374	—	(2,540,102)	—	(3,094,282)

Realized gains (losses)	742,168	598,374	—	8,712,737	—	8,285,094

Unrealized appreciation (depreciation) during the period	(282,684)	1,458,983	—	(2,835,761)	—	(2,321,892)

Net increase (decrease) in contract owners’ equity from operations	406,726	2,015,165	—	5,834,456	—	5,841,382

Changes from principal transactions:
Purchase payments	45,482	54,059	—	56,056	—	175,636
Transfers between sub-accounts and the company	(867,998)	184,867	—	(23,397,035)	—	(23,662,078)
Withdrawals	(1,242,236)	(1,863,587)	—	(2,388,662)	—	(3,263,581)
Annual contract fee	(35,091)	(41,634)	—	(54,602)	—	(79,068)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,099,843)	(1,666,295)	—	(25,784,243)	—	(26,829,091)

Total increase (decrease) in contract owners’ equity	(1,693,117)	348,870	—	(19,949,787)	—	(20,987,709)
Contract owners’ equity at beginning of period	7,209,627	6,860,757	—	19,949,787	—	20,987,709

Contract owners’ equity at end of period	$5,516,510	$7,209,627	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	310,891	390,303	—	1,128,266	—	1,114,363
Units issued	34,621	106,810	—	182,627	—	151,158
Units redeemed	(122,960)	(186,222)	—	(1,310,893)	—	(1,265,521)

Units, end of period	222,552	310,891	—	—	—	—

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

30

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Asset Allocation Trust Series II		American Asset Allocation Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,932,132	$1,415,061	$16,588,739	$11,504,846	$2,858,454	$2,281,833
Expenses:
Mortality and expense risk and administrative charges	(1,959,630)	(1,992,008)	(18,754,679)	(18,904,144)	(1,463,082)	(1,458,935)

Net investment income (loss)	(27,498)	(576,947)	(2,165,940)	(7,399,298)	1,395,372	822,898

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	10,768,019	8,920,612	45,879,588	25,958,944	13,867,350	7,709,378

Realized gains (losses)	10,768,019	8,920,612	45,879,588	25,958,944	13,867,350	7,709,378

Unrealized appreciation (depreciation) during the period	(6,119,206)	18,216,378	(2,147,586)	225,923,760	(8,018,158)	25,236,827

Net increase (decrease) in contract owners’ equity from operations	4,621,315	26,560,043	41,566,062	244,483,406	7,244,564	33,769,103

Changes from principal transactions:
Purchase payments	301,247	191,097	3,011,481	3,729,520	407,601	533,564
Transfers between sub-accounts and the company	(82,137)	(854,087)	(13,227,875)	(17,014,754)	(4,125,568)	(1,277,444)
Withdrawals	(16,753,696)	(16,010,128)	(123,820,453)	(107,461,193)	(20,008,662)	(15,141,081)
Annual contract fee	(153,470)	(182,864)	(8,098,759)	(8,269,508)	(868,665)	(864,877)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,688,056)	(16,855,982)	(142,135,606)	(129,015,935)	(24,595,294)	(16,749,838)

Total increase (decrease) in contract owners’ equity	(12,066,741)	9,704,061	(100,569,544)	115,467,471	(17,350,730)	17,019,265
Contract owners’ equity at beginning of period	140,673,053	130,968,992	1,320,706,446	1,205,238,975	172,981,741	155,962,476

Contract owners’ equity at end of period	$128,606,312	$140,673,053	$1,220,136,902	$1,320,706,446	$155,631,011	$172,981,741

	2014	2013	2014	2013	2014	2013
Units, beginning of period	8,751,576	9,904,931	83,069,590	91,998,332	9,650,116	10,674,749
Units issued	307,440	257,092	7,733,727	1,189,323	71,655	30,125
Units redeemed	(1,338,154)	(1,410,447)	(16,254,438)	(10,118,065)	(1,408,314)	(1,054,758)

Units, end of period	7,720,862	8,751,576	74,548,879	83,069,590	8,313,457	9,650,116

See accompanying notes.

31

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series II		American Global Growth Trust Series III		American Global Small Capitalization Trust Series II
	2014	2013	2014	2013	2014	2013 (j)
Income:
Dividend distributions received	$1,258,782	$1,499,379	$410,993	$453,673	$—	$82,450
Expenses:
Mortality and expense risk and administrative charges	(3,005,841)	(2,918,368)	(343,028)	(257,135)	—	(254,681)

Net investment income (loss)	(1,747,059)	(1,418,989)	67,965	196,538	—	(172,231)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	12,747,821	7,583,899	1,138,788	1,552,184	—	12,469,288

Realized gains (losses)	12,747,821	7,583,899	1,138,788	1,552,184	—	12,469,288

Unrealized appreciation (depreciation) during the period	(10,594,633)	39,632,918	(714,869)	5,561,516	—	(7,386,896)

Net increase (decrease) in contract owners’ equity from operations	406,129	45,797,828	491,884	7,310,238	—	4,910,161

Changes from principal transactions:
Purchase payments	682,211	562,757	129,469	94,449	—	135,100
Transfers between sub-accounts and the company	(3,472,041)	33,329,771	488,510	31,818,017	—	(54,025,805)
Withdrawals	(24,089,261)	(16,318,363)	(5,053,449)	(3,272,759)	—	(1,261,720)
Annual contract fee	(1,068,069)	(1,105,156)	(182,530)	(106,358)	—	(45,830)

Net increase (decrease) in contract owners’ equity from principal transactions	(27,947,160)	16,469,009	(4,618,000)	28,533,349	—	(55,198,255)

Total increase (decrease) in contract owners’ equity	(27,541,031)	62,266,837	(4,126,116)	35,843,587	—	(50,288,094)
Contract owners’ equity at beginning of period	215,497,988	153,231,151	39,832,327	3,988,740	—	50,288,094

Contract owners’ equity at end of period	$187,956,957	$215,497,988	$35,706,211	$39,832,327	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	13,048,837	11,740,931	2,179,032	280,163	—	4,714,128
Units issued	3,533,608	4,140,951	76,980	2,296,247	—	84,412
Units redeemed	(5,130,986)	(2,833,045)	(328,209)	(397,378)	—	(4,798,540)

Units, end of period	11,451,459	13,048,837	1,927,803	2,179,032	—	—

(j)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

32

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Small Capitalization Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2014	2013 (j)	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$107,952	$4,769,195	$2,932,996	$1,228,907	$937,123
Expenses:
Mortality and expense risk and administrative charges	—	(100,069)	(11,529,632)	(12,448,765)	(1,008,864)	(1,008,023)

Net investment income (loss)	—	7,883	(6,760,437)	(9,515,769)	220,043	(70,900)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	—	10,661,414	60,119,516	1,977,123	10,842,638	9,267,992

Realized gains (losses)	—	10,661,414	60,119,516	1,977,123	10,842,638	9,267,992

Unrealized appreciation (depreciation) during the period	—	(7,266,048)	(8,576,618)	200,928,200	(3,030,252)	19,197,824

Net increase (decrease) in contract owners’ equity from operations	—	3,403,249	44,782,461	193,389,554	8,032,429	28,394,916

Changes from principal transactions:
Purchase payments	—	39,965	1,451,728	1,561,841	395,369	453,456
Transfers between sub-accounts and the company	—	(36,190,719)	(25,514,105)	(69,207,277)	(2,611,792)	(8,206,927)
Withdrawals	—	(981,414)	(116,954,877)	(108,203,526)	(15,195,321)	(9,492,130)
Annual contract fee	—	(90,147)	(2,713,365)	(3,081,762)	(676,355)	(690,767)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(37,222,315)	(143,730,619)	(178,930,724)	(18,088,099)	(17,936,368)

Total increase (decrease) in contract owners’ equity	—	(33,819,066)	(98,948,158)	14,458,830	(10,055,670)	10,458,548
Contract owners’ equity at beginning of period	—	33,819,066	799,945,149	785,486,319	116,005,778	105,547,230

Contract owners’ equity at end of period	$—	$—	$700,996,991	$799,945,149	$105,950,108	$116,005,778

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	2,882,178	32,225,684	40,001,488	6,693,866	7,849,438
Units issued	—	474	3,848,969	2,608,113	82,962	56,243
Units redeemed	—	(2,882,652)	(9,299,740)	(10,383,917)	(1,086,553)	(1,211,815)

Units, end of period	—	—	26,774,913	32,225,684	5,690,275	6,693,866

(j)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

33

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,227,092	$1,339,919	$4,742,580	$5,703,713	$3,079,120	$3,414,907
Expenses:
Mortality and expense risk and administrative charges	(2,114,565)	(2,077,818)	(10,506,009)	(11,330,089)	(2,402,866)	(2,429,635)

Net investment income (loss)	(887,473)	(737,899)	(5,763,429)	(5,626,376)	676,254	985,272

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	14,842,203	11,778,579	34,511,398	(7,564,489)	19,156,575	24,795,606

Realized gains (losses)	14,842,203	11,778,579	34,511,398	(7,564,489)	19,156,575	24,795,606

Unrealized appreciation (depreciation) during the period	(2,233,194)	26,756,096	25,568,340	206,003,954	4,728,620	49,737,153

Net increase (decrease) in contract owners’ equity from operations	11,721,536	37,796,776	54,316,309	192,813,089	24,561,449	75,518,031

Changes from principal transactions:
Purchase payments	267,171	211,973	1,074,836	997,193	822,292	941,797
Transfers between sub-accounts and the company	(5,068,358)	(5,967,138)	(31,030,312)	(78,216,045)	(11,851,161)	(30,644,770)
Withdrawals	(16,795,734)	(15,440,986)	(109,084,688)	(97,313,163)	(36,466,190)	(24,744,753)
Annual contract fee	(300,675)	(323,548)	(2,567,558)	(2,919,498)	(1,553,878)	(1,608,472)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,897,596)	(21,519,699)	(141,607,722)	(177,451,513)	(49,048,937)	(56,056,198)

Total increase (decrease) in contract owners’ equity	(10,176,060)	16,277,077	(87,291,413)	15,361,576	(24,487,488)	19,461,833
Contract owners’ equity at beginning of period	148,729,627	132,452,550	718,672,888	703,311,312	275,374,374	255,912,541

Contract owners’ equity at end of period	$138,553,567	$148,729,627	$631,381,475	$718,672,888	$250,886,886	$275,374,374

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,907,494	6,896,415	31,322,359	39,800,921	15,357,403	18,878,596
Units issued	161,232	163,671	3,405,963	2,587,117	50,100	43,376
Units redeemed	(1,005,215)	(1,152,592)	(9,132,838)	(11,065,679)	(2,639,008)	(3,564,569)

Units, end of period	5,063,511	5,907,494	25,595,484	31,322,359	12,768,495	15,357,403

See accompanying notes.

34

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series II		American High-Income Bond Trust Series III		American International Trust Series II
	2014	2013 (p)	2014	2013 (p)	2014	2013
Income:
Dividend distributions received	$—	$14,771	$—	$79,448	$3,639,252	$3,787,730
Expenses:
Mortality and expense risk and administrative charges	—	(249,891)	—	(121,966)	(6,968,841)	(7,735,090)

Net investment income (loss)	—	(235,120)	—	(42,518)	(3,329,589)	(3,947,360)

Realized gains (losses) on investments:
Capital gain distributions received	—	1,183,290	—	1,019,702	—	—
Net realized gain (loss)	—	984,442	—	987,622	30,404,974	(8,197,685)

Realized gains (losses)	—	2,167,732	—	2,007,324	30,404,974	(8,197,685)

Unrealized appreciation (depreciation) during the period	—	(729,341)	—	(794,602)	(47,229,466)	98,693,293

Net increase (decrease) in contract owners’ equity from operations	—	1,203,271	—	1,170,204	(20,154,081)	86,548,248

Changes from principal transactions:
Purchase payments	—	54,164	—	71,566	738,050	767,888
Transfers between sub-accounts and the company	—	(50,557,337)	—	(42,511,602)	12,982,245	(26,330,458)
Withdrawals	—	(2,348,594)	—	(1,124,548)	(70,767,340)	(64,476,016)
Annual contract fee	—	(42,736)	—	(145,339)	(1,734,654)	(2,012,648)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(52,894,503)	—	(43,709,923)	(58,781,699)	(92,051,234)

Total increase (decrease) in contract owners’ equity	—	(51,691,232)	—	(42,539,719)	(78,935,780)	(5,502,986)
Contract owners’ equity at beginning of period	—	51,691,232	—	42,539,719	492,156,826	497,659,812

Contract owners’ equity at end of period	$—	$—	$—	$—	$413,221,046	$492,156,826

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	3,402,345	—	2,447,584	18,937,994	22,633,958
Units issued	—	85,348	—	68,342	3,526,607	2,244,498
Units redeemed	—	(3,487,693)	—	(2,515,926)	(5,708,723)	(5,940,462)

Units, end of period	—	—	—	—	16,755,878	18,937,994

(p)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

35

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$681,496	$668,124	$334,513	$444,087	$22,805	$25,863
Expenses:
Mortality and expense risk and administrative charges	(475,892)	(476,499)	(821,565)	(882,209)	(20,064)	(23,197)

Net investment income (loss)	205,604	191,625	(487,052)	(438,122)	2,741	2,666

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,329,764	—	48,326	—
Net realized gain (loss)	1,838,982	1,056,271	2,160,547	2,184,169	31,986	157,833

Realized gains (losses)	1,838,982	1,056,271	3,490,311	2,184,169	80,312	157,833

Unrealized appreciation (depreciation) during the period	(3,791,762)	8,629,282	(8,130,128)	3,283,091	(256,943)	61,831

Net increase (decrease) in contract owners’ equity from operations	(1,747,176)	9,877,178	(5,126,869)	5,029,138	(173,890)	222,330

Changes from principal transactions:
Purchase payments	160,820	187,635	244,044	194,951	5,061	5
Transfers between sub-accounts and the company	3,263,391	(1,302,952)	454,121	(1,565,911)	79,190	(149,581)
Withdrawals	(6,740,052)	(4,050,589)	(6,673,420)	(6,984,761)	(230,667)	(496,086)
Annual contract fee	(379,099)	(386,468)	(190,874)	(207,391)	(1,334)	(1,199)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,694,940)	(5,552,374)	(6,166,129)	(8,563,112)	(147,750)	(646,861)

Total increase (decrease) in contract owners’ equity	(5,442,116)	4,324,804	(11,292,998)	(3,533,974)	(321,640)	(424,531)
Contract owners’ equity at beginning of period	54,799,470	50,474,666	58,758,058	62,292,032	2,121,898	2,546,429

Contract owners’ equity at end of period	$49,357,354	$54,799,470	$47,465,060	$58,758,058	$1,800,258	$2,121,898

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,743,445	4,154,207	3,886,951	4,498,260	143,538	189,733
Units issued	236,143	110,774	1,056,232	552,238	7,120	8,549
Units redeemed	(482,341)	(521,536)	(1,433,031)	(1,163,547)	(16,896)	(54,744)

Units, end of period	3,497,247	3,743,445	3,510,152	3,886,951	133,762	143,538

See accompanying notes.

36

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Basic Value Focus (i)		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$77,358	$77,574	$—	$623,962	$—	$129,933
Expenses:
Mortality and expense risk and administrative charges	(94,313)	(96,296)	(3,635,663)	(3,453,384)	(1,870,641)	(1,846,011)

Net investment income (loss)	(16,955)	(18,722)	(3,635,663)	(2,829,422)	(1,870,641)	(1,716,078)

Realized gains (losses) on investments:
Capital gain distributions received	824,073	—	9,737,661	—	4,641,559	—
Net realized gain (loss)	171,443	(12,862)	26,795,343	20,346,943	20,154,128	12,409,865

Realized gains (losses)	995,516	(12,862)	36,533,004	20,346,943	24,795,687	12,409,865

Unrealized appreciation (depreciation) during the period	(477,814)	2,025,334	(15,416,008)	60,992,355	(15,309,932)	27,750,596

Net increase (decrease) in contract owners’ equity from operations	500,747	1,993,750	17,481,333	78,509,876	7,615,114	38,444,383

Changes from principal transactions:
Purchase payments	12,764	4,014	577,101	611,040	447,437	480,927
Transfers between sub-accounts and the company	(250,352)	(508,486)	(8,389,939)	(3,276,397)	(4,503,312)	4,384,519
Withdrawals	(727,314)	(811,757)	(32,471,518)	(28,343,475)	(19,240,951)	(17,994,469)
Annual contract fee	(16,841)	(19,667)	(405,052)	(431,909)	(332,541)	(366,753)

Net increase (decrease) in contract owners’ equity from principal transactions	(981,743)	(1,335,896)	(40,689,408)	(31,440,741)	(23,629,367)	(13,495,776)

Total increase (decrease) in contract owners’ equity	(480,996)	657,854	(23,208,075)	47,069,135	(16,014,253)	24,948,607
Contract owners’ equity at beginning of period	6,715,510	6,057,656	264,249,563	217,180,428	131,638,002	106,689,395

Contract owners’ equity at end of period	$6,234,514	$6,715,510	$241,041,488	$264,249,563	$115,623,749	$131,638,002

	2014	2013	2014	2013	2014	2013
Units, beginning of period	189,858	234,668	7,738,486	8,904,367	5,432,037	6,082,613
Units issued	328	408	249,695	390,020	756,430	989,043
Units redeemed	(26,004)	(45,218)	(1,441,516)	(1,555,901)	(1,706,052)	(1,639,619)

Units, end of period	164,182	189,858	6,546,665	7,738,486	4,482,415	5,432,037

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

37

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond PS Series II		Bond Trust Series I		Bond Trust Series II
	2014 (k)	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$33,260	$4,986	$6,024,667	$6,999,753	$12,052,740	$14,435,077
Expenses:
Mortality and expense risk and administrative charges	(5,954)	(2,415)	(2,155,376)	(2,153,643)	(7,865,598)	(8,281,128)

Net investment income (loss)	27,306	2,571	3,869,291	4,846,110	4,187,142	6,153,949

Realized gains (losses) on investments:
Capital gain distributions received	—	485	—	1,806,653	—	4,009,948
Net realized gain (loss)	(18,881)	1,764	(436,698)	(85,177)	(1,324,688)	(204,456)

Realized gains (losses)	(18,881)	2,249	(436,698)	1,721,476	(1,324,688)	3,805,492

Unrealized appreciation (depreciation) during the period	4,046	(1,732)	7,381,562	(11,981,712)	16,815,704	(26,939,126)

Net increase (decrease) in contract owners’ equity from operations	12,471	3,088	10,814,155	(5,414,126)	19,678,158	(16,979,685)

Changes from principal transactions:
Purchase payments	—	—	718,347	860,056	672,440	753,288
Transfers between sub-accounts and the company	(195,046)	(19,316)	572,342	31,939,879	(6,408,114)	68,956,183
Withdrawals	(61,592)	(22,268)	(32,020,371)	(20,518,403)	(73,984,161)	(56,451,709)
Annual contract fee	(957)	(870)	(1,557,114)	(1,593,666)	(2,512,371)	(2,704,841)

Net increase (decrease) in contract owners’ equity from principal transactions	(257,595)	(42,454)	(32,286,796)	10,687,866	(82,232,206)	10,552,921

Total increase (decrease) in contract owners’ equity	(245,124)	(39,366)	(21,472,641)	5,273,740	(62,554,048)	(6,426,764)
Contract owners’ equity at beginning of period	245,124	284,490	246,783,761	241,510,021	546,691,264	553,118,028

Contract owners’ equity at end of period	$—	$245,124	$225,311,120	$246,783,761	$484,137,216	$546,691,264

	2014	2013	2014	2013	2014	2013
Units, beginning of period	19,194	21,580	19,048,138	18,221,684	43,168,464	42,147,504
Units issued	337,610	175,683	362,526	2,738,282	7,349,016	9,524,504
Units redeemed	(356,804)	(178,069)	(2,778,593)	(1,911,828)	(13,356,895)	(8,503,544)

Units, end of period	—	19,194	16,632,071	19,048,138	37,160,585	43,168,464

(k)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

See accompanying notes.

38

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$69,822	$345,360	$—	$135,097	$3,636,665	$3,080,025
Expenses:
Mortality and expense risk and administrative charges	(2,207,471)	(2,107,418)	(1,020,689)	(1,007,107)	(4,373,824)	(4,325,636)

Net investment income (loss)	(2,137,649)	(1,762,058)	(1,020,689)	(872,010)	(737,159)	(1,245,611)

Realized gains (losses) on investments:
Capital gain distributions received	16,065,801	—	6,951,404	—	34,515,333	25,317,981
Net realized gain (loss)	12,107,916	10,282,275	8,011,150	7,543,016	15,256,039	12,180,052

Realized gains (losses)	28,173,717	10,282,275	14,962,554	7,543,016	49,771,372	37,498,033

Unrealized appreciation (depreciation) during the period	(14,498,774)	35,264,134	(9,187,806)	12,527,969	(18,752,090)	18,512,494

Net increase (decrease) in contract owners’ equity from operations	11,537,294	43,784,351	4,754,059	19,198,975	30,282,123	54,764,916

Changes from principal transactions:
Purchase payments	328,019	315,592	255,250	552,357	982,989	1,515,804
Transfers between sub-accounts and the company	(3,049,294)	(7,346,973)	1,145,886	(4,491,681)	87,624	(8,539,723)
Withdrawals	(17,484,718)	(16,878,720)	(10,155,664)	(9,024,153)	(28,674,922)	(23,419,690)
Annual contract fee	(310,789)	(330,404)	(217,285)	(239,321)	(2,095,983)	(2,089,114)

Net increase (decrease) in contract owners’ equity from principal transactions	(20,516,782)	(24,240,505)	(8,971,813)	(13,202,798)	(29,700,292)	(32,532,723)

Total increase (decrease) in contract owners’ equity	(8,979,488)	19,543,846	(4,217,754)	5,996,177	581,831	22,232,193
Contract owners’ equity at beginning of period	155,768,221	136,224,375	68,554,888	62,558,711	307,583,950	285,351,757

Contract owners’ equity at end of period	$146,788,733	$155,768,221	$64,337,134	$68,554,888	$308,165,781	$307,583,950

	2014	2013	2014	2013	2014	2013
Units, beginning of period	10,222,001	12,109,605	3,044,691	3,741,178	17,243,335	19,197,836
Units issued	402,572	290,503	389,051	463,715	786,111	317,209
Units redeemed	(1,702,853)	(2,178,107)	(768,303)	(1,160,202)	(2,346,149)	(2,271,710)

Units, end of period	8,921,720	10,222,001	2,665,439	3,044,691	15,683,297	17,243,335

See accompanying notes.

39

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Plus Trust Series I		Core Allocation Plus Trust Series II		Core Bond Trust Series II
	2014	2013 (l)	2014	2013 (l)	2014	2013
Income:
Dividend distributions received	$—	$608,769	$—	$3,894,775	$196,591	$153,391
Expenses:
Mortality and expense risk and administrative charges	—	(173,236)	—	(1,952,698)	(117,596)	(145,006)

Net investment income (loss)	—	435,533	—	1,942,077	78,995	8,385

Realized gains (losses) on investments:
Capital gain distributions received	—	6,422,417	—	44,476,812	—	310,356
Net realized gain (loss)	—	(1,611,461)	—	(3,603,793)	(315,242)	(121,106)

Realized gains (losses)	—	4,810,956	—	40,873,019	(315,242)	189,250

Unrealized appreciation (depreciation) during the period	—	(1,732,424)	—	(19,078,716)	542,144	(576,588)

Net increase (decrease) in contract owners’ equity from operations	—	3,514,065	—	23,736,380	305,897	(378,953)

Changes from principal transactions:
Purchase payments	—	62,006	—	787,411	2,538	416
Transfers between sub-accounts and the company	—	(21,322,200)	—	(150,583,994)	1,266,394	(1,522,626)
Withdrawals	—	(1,199,368)	—	(9,794,935)	(2,311,205)	(1,340,252)
Annual contract fee	—	(105,003)	—	(953,650)	(23,255)	(26,819)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(22,564,565)	—	(160,545,168)	(1,065,528)	(2,889,281)

Total increase (decrease) in contract owners’ equity	—	(19,050,500)	—	(136,808,788)	(759,631)	(3,268,234)
Contract owners’ equity at beginning of period	—	19,050,500	—	136,808,788	7,605,372	10,873,607

Contract owners’ equity at end of period	$—	$—	$—	$—	$6,845,741	$7,605,373

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	1,426,786	—	10,879,638	464,644	638,394
Units issued	—	20,423	—	95,984	224,980	70,404
Units redeemed	—	(1,447,209)	—	(10,975,622)	(289,424)	(244,154)

Units, end of period	—	—	—	—	400,200	464,644

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

40

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III		Core Global Diversification Trust Series I
	2014	2013 (l)	2014	2013 (l)	2014	2013 (l)
Income:
Dividend distributions received	$—	$5,686,334	$—	$553,277	$—	$3,251
Expenses:
Mortality and expense risk and administrative charges	—	(4,205,441)	—	(224,975)	—	(1,859)

Net investment income (loss)	—	1,480,893	—	328,302	—	1,392

Realized gains (losses) on investments:
Capital gain distributions received	—	57,563,722	—	4,559,122	—	16,217
Net realized gain (loss)	—	(2,291,160)	—	234,567	—	(7,479)

Realized gains (losses)	—	55,272,562	—	4,793,689	—	8,738

Unrealized appreciation (depreciation) during the period	—	(21,394,867)	—	(1,901,470)	—	7,868

Net increase (decrease) in contract owners’ equity from operations	—	35,358,588	—	3,220,521	—	17,998

Changes from principal transactions:
Purchase payments	—	1,977,360	—	122,503	—	—
Transfers between sub-accounts and the company	—	(304,735,752)	—	(26,627,524)	—	(174,602)
Withdrawals	—	(16,108,056)	—	(1,157,624)	—	—
Annual contract fee	—	(2,138,308)	—	(216,351)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	—	(321,004,756)	—	(27,878,996)	—	(174,602)

Total increase (decrease) in contract owners’ equity	—	(285,646,168)	—	(24,658,475)	—	(156,604)
Contract owners’ equity at beginning of period	—	285,646,168	—	24,658,475	—	156,604

Contract owners’ equity at end of period	$—	$—	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	—	—	1,417,212	—	10,314
Units issued	—	—	—	134,512	—	—
Units redeemed	—	—	—	(1,551,724)	—	(10,314)

Units, end of period	—	—	—	—	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

41

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III		Core Strategy Trust Series I
	2014	2013 (l)	2014	2013 (l)	2014	2013 (h)
Income:
Dividend distributions received	$—	$5,724,210	$—	$476,180	$3,211,442	$802,928
Expenses:
Mortality and expense risk and administrative charges	—	(4,270,570)	—	(166,170)	(1,245,548)	(85,974)

Net investment income (loss)	—	1,453,640	—	310,010	1,965,894	716,954

Realized gains (losses) on investments:
Capital gain distributions received	—	31,504,545	—	2,171,558	446,269	36,702
Net realized gain (loss)	—	(4,297,504)	—	(394,424)	877,054	(13,502)

Realized gains (losses)	—	27,207,041	—	1,777,134	1,323,323	23,200

Unrealized appreciation (depreciation) during the period	—	4,216,858	—	171,900	3,725,527	1,685,437

Net increase (decrease) in contract owners’ equity from operations	—	32,877,539	—	2,259,044	7,014,744	2,425,591

Changes from principal transactions:
Purchase payments	—	1,970,857	—	84,722	337,477	58,255
Transfers between sub-accounts and the company	—	(305,329,839)	—	(19,447,995)	498,539	138,032,311
Withdrawals	—	(18,454,179)	—	(970,032)	(13,456,331)	(807,895)
Annual contract fee	—	(2,069,176)	—	(163,013)	(918,918)	(54,840)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(323,882,337)	—	(20,496,318)	(13,539,233)	137,227,831

Total increase (decrease) in contract owners’ equity	—	(291,004,798)	—	(18,237,274)	(6,524,489)	139,653,422
Contract owners’ equity at beginning of period	—	291,004,798	—	18,237,274	139,653,422	—

Contract owners’ equity at end of period	$—	$—	$—	$—	$133,128,933	$139,653,422

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	17,001,503	—	1,053,937	10,217,653	—
Units issued	—	3,023,907	—	228,567	420,827	10,266,667
Units redeemed	—	(20,025,410)	—	(1,282,504)	(1,375,283)	(49,014)

Units, end of period	—	—	—	—	9,263,197	10,217,653

(h)	Sub-account available in prior year but no activity.
(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

42

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$76,491,427	$13,225,582	$201,326	$67,026	$—	$7,130,027
Expenses:
Mortality and expense risk and administrative charges	(50,662,287)	(13,097,052)	(125,617)	(130,210)	—	(2,818,486)

Net investment income (loss)	25,829,140	128,530	75,709	(63,184)	—	4,311,541

Realized gains (losses) on investments:
Capital gain distributions received	11,170,611	75,504,617	29,245	1,042,445	—	89,360,546
Net realized gain (loss)	103,622,002	18,804,046	690,290	83,449	—	(12,604,460)

Realized gains (losses)	114,792,613	94,308,663	719,535	1,125,894	—	76,756,086

Unrealized appreciation (depreciation) during the period	8,289,893	64,457,945	(329,344)	540,678	—	(55,058,309)

Net increase (decrease) in contract owners’ equity from operations	148,911,646	158,895,138	465,900	1,603,388	—	26,009,318

Changes from principal transactions:
Purchase payments	9,598,796	3,099,170	—	—	—	823,693
Transfers between sub-accounts and the company	39,151,033	2,828,285,685	—	551,346	—	(219,671,424)
Withdrawals	(308,934,967)	(71,907,564)	(3,046,145)	(736,330)	—	(9,452,993)
Annual contract fee	(23,659,403)	(6,108,754)	—	—	—	(1,346,898)

Net increase (decrease) in contract owners’ equity from principal transactions	(283,844,541)	2,753,368,537	(3,046,145)	(184,984)	—	(229,647,622)

Total increase (decrease) in contract owners’ equity	(134,932,895)	2,912,263,675	(2,580,245)	1,418,404	—	(203,638,304)
Contract owners’ equity at beginning of period	3,544,520,934	632,257,259	10,740,186	9,321,782	—	203,638,304

Contract owners’ equity at end of period	$3,409,588,039	$3,544,520,934	$8,159,941	$10,740,186	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	205,775,379	42,857,530	576,986	600,806	—	14,938,593
Units issued	13,909,533	169,852,427	11	28,148	—	141,543
Units redeemed	(29,252,151)	(6,934,578)	(154,475)	(51,968)	—	(15,080,136)

Units, end of period	190,432,761	205,775,379	422,522	576,986	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

43

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	DWS Equity 500 Index (i)		Equity-Income Trust Series I		Equity-Income Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$225,505	$211,623	$4,309,374	$4,602,670	$2,410,496	$2,713,699
Expenses:
Mortality and expense risk and administrative charges	(238,336)	(235,905)	(3,590,932)	(3,649,886)	(2,434,304)	(2,542,207)

Net investment income (loss)	(12,831)	(24,282)	718,442	952,784	(23,808)	171,492

Realized gains (losses) on investments:
Capital gain distributions received	508,044	320,204	20,588,485	—	12,925,861	—
Net realized gain (loss)	1,070,046	744,960	7,227,192	3,401,909	14,753,305	8,724,153

Realized gains (losses)	1,578,090	1,065,164	27,815,677	3,401,909	27,679,166	8,724,153

Unrealized appreciation (depreciation) during the period	4,648	2,763,425	(14,742,460)	56,562,159	(19,435,708)	29,907,399

Net increase (decrease) in contract owners’ equity from operations	1,569,907	3,804,307	13,791,659	60,916,852	8,219,650	38,803,044

Changes from principal transactions:
Purchase payments	118,117	86,771	654,685	575,800	470,306	690,083
Transfers between sub-accounts and the company	(295,170)	222,326	(5,563,018)	(4,699,389)	(2,049,240)	3,067,298
Withdrawals	(1,951,393)	(2,504,963)	(30,726,047)	(28,713,662)	(25,567,520)	(23,523,504)
Annual contract fee	(68,207)	(74,896)	(360,384)	(411,458)	(460,204)	(504,042)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,196,653)	(2,270,762)	(35,994,764)	(33,248,709)	(27,606,658)	(20,270,165)

Total increase (decrease) in contract owners’ equity	(626,746)	1,533,545	(22,203,105)	27,668,143	(19,387,008)	18,532,879
Contract owners’ equity at beginning of period	15,602,676	14,069,132	257,076,633	229,408,490	166,190,530	147,657,651

Contract owners’ equity at end of period	$14,975,930	$15,602,677	$234,873,528	$257,076,633	$146,803,522	$166,190,530

	2014	2013	2014	2013	2014	2013
Units, beginning of period	547,663	636,808	6,433,211	7,401,908	7,613,665	8,600,783
Units issued	32,611	39,202	155,407	230,964	680,944	909,091
Units redeemed	(107,827)	(128,347)	(1,039,746)	(1,199,661)	(1,897,434)	(1,896,209)

Units, end of period	472,447	547,663	5,548,872	6,433,211	6,397,175	7,613,665

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

44

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Franklin Templeton Founding Allocation Trust Series I
	2014 (g)	2013	2014 (g)	2013	2014	2013
Income:
Dividend distributions received	$77,980	$73,804	$98,713	$93,337	$1,429,811	$1,164,735
Expenses:
Mortality and expense risk and administrative charges	(172,928)	(182,947)	(308,017)	(328,698)	(457,639)	(447,348)

Net investment income (loss)	(94,948)	(109,143)	(209,304)	(235,361)	972,172	717,387

Realized gains (losses) on investments:
Capital gain distributions received	—	123,074	—	219,821	—	—
Net realized gain (loss)	910,869	1,402,784	2,782,971	2,510,239	4,251,923	2,346,316

Realized gains (losses)	910,869	1,525,858	2,782,971	2,730,060	4,251,923	2,346,316

Unrealized appreciation (depreciation) during the period	(80,474)	1,576,614	(1,391,164)	2,688,225	(4,039,638)	7,206,888

Net increase (decrease) in contract owners’ equity from operations	735,447	2,993,329	1,182,503	5,182,924	1,184,457	10,270,591

Changes from principal transactions:
Purchase payments	23,360	39,881	78,813	74,069	74,940	167,774
Transfers between sub-accounts and the company	(536,082)	(218,965)	(1,263,648)	1,621,893	(853,253)	(465,625)
Withdrawals	(1,206,629)	(1,038,436)	(3,583,364)	(3,240,096)	(6,916,440)	(4,180,180)
Annual contract fee	(36,576)	(42,100)	(56,814)	(65,942)	(262,919)	(270,540)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,755,927)	(1,259,620)	(4,825,013)	(1,610,076)	(7,957,672)	(4,748,571)

Total increase (decrease) in contract owners’ equity	(1,020,480)	1,733,709	(3,642,510)	3,572,848	(6,773,215)	5,522,020
Contract owners’ equity at beginning of period	12,224,626	10,490,917	22,428,647	18,855,799	51,742,044	46,220,024

Contract owners’ equity at end of period	$11,204,146	$12,224,626	$18,786,137	$22,428,647	$44,968,829	$51,742,044

	2014	2013	2014	2013	2014	2013
Units, beginning of period	680,298	751,722	1,195,459	1,291,549	3,007,665	3,311,639
Units issued	45,802	169,132	146,997	296,047	15,437	20,270
Units redeemed	(143,232)	(240,556)	(409,041)	(392,137)	(460,035)	(324,244)

Units, end of period	582,868	680,298	933,415	1,195,459	2,563,067	3,007,665

(g)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

45

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Franklin Templeton Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Holdings Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$32,602,216	$25,095,839	$112,692	$426,861	$—	$14,351,187
Expenses:
Mortality and expense risk and administrative charges	(17,682,538)	(17,646,351)	(867,946)	(935,107)	—	(12,953,204)

Net investment income (loss)	14,919,678	7,449,488	(755,254)	(508,246)	—	1,397,983

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	299,525,625
Net realized gain (loss)	18,809,331	(2,460,892)	2,937,927	593,679	—	23,242,985

Realized gains (losses)	18,809,331	(2,460,892)	2,937,927	593,679	—	322,768,610

Unrealized appreciation (depreciation) during the period	(16,326,726)	229,737,872	1,819,180	17,159,146	—	(218,299,774)

Net increase (decrease) in contract owners’ equity from operations	17,402,283	234,726,468	4,001,853	17,244,579	—	105,866,819

Changes from principal transactions:
Purchase payments	2,603,184	2,688,797	240,155	404,721	—	2,856,112
Transfers between sub-accounts and the company	(20,528,905)	(31,155,476)	(1,294,834)	(5,139,897)	—	(967,608,818)
Withdrawals	(117,569,240)	(86,720,695)	(11,139,402)	(10,877,626)	—	(64,102,751)
Annual contract fee	(7,355,693)	(7,622,896)	(243,911)	(273,885)	—	(6,080,281)

Net increase (decrease) in contract owners’ equity from principal transactions	(142,850,654)	(122,810,270)	(12,437,992)	(15,886,687)	—	(1,034,935,738)

Total increase (decrease) in contract owners’ equity	(125,448,371)	111,916,198	(8,436,139)	1,357,892	—	(929,068,919)
Contract owners’ equity at beginning of period	1,212,832,943	1,100,916,745	60,517,126	59,159,234	—	929,068,919

Contract owners’ equity at end of period	$1,087,384,572	$1,212,832,943	$52,080,987	$60,517,126	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	83,732,529	93,098,857	2,199,424	2,866,960	—	16,595,696
Units issued	13,474,136	550,589	86,742	148,759	—	3,858,911
Units redeemed	(23,902,847)	(9,916,917)	(528,574)	(816,295)	—	(20,454,607)

Units, end of period	73,303,818	83,732,529	1,757,592	2,199,424	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

46

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series III		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II
	2014	2013 (l)	2014	2013 (h)	2014	2013
Income:
Dividend distributions received	$—	$1,215,573	$1,476,386	$—	$877,483	$140,079
Expenses:
Mortality and expense risk and administrative charges	—	(523,980)	(918,455)	(25,152)	(1,025,446)	(247,266)

Net investment income (loss)	—	691,593	557,931	(25,152)	(147,963)	(107,187)

Realized gains (losses) on investments:
Capital gain distributions received	—	20,393,122	—	—	—	—
Net realized gain (loss)	—	1,881,290	1,089,704	2,336	2,055,619	703,284

Realized gains (losses)	—	22,274,412	1,089,704	2,336	2,055,619	703,284

Unrealized appreciation (depreciation) during the period	—	(15,232,751)	1,224,196	680,112	1,300,804	3,710,432

Net increase (decrease) in contract owners’ equity from operations	—	7,733,254	2,871,831	657,296	3,208,460	4,306,529

Changes from principal transactions:
Purchase payments	—	735,622	124,585	3,212	346,312	148,953
Transfers between sub-accounts and the company	—	(65,766,423)	261,437,993	24,502,747	206,199,610	21,005,864
Withdrawals	—	(4,454,231)	(7,745,072)	(321,888)	(11,751,949)	(3,405,059)
Annual contract fee	—	(358,049)	(94,394)	(3,341)	(241,666)	(69,452)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(69,843,081)	253,723,112	24,180,730	194,552,307	17,680,306

Total increase (decrease) in contract owners’ equity	—	(62,109,827)	256,594,943	24,838,026	197,760,767	21,986,835
Contract owners’ equity at beginning of period	—	62,109,827	24,838,026	—	36,341,963	14,355,128

Contract owners’ equity at end of period	$—	$—	$281,432,969	$24,838,026	$234,102,730	$36,341,963

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	4,483,757	1,198,374	—	1,686,180	861,808
Units issued	—	50,930	11,269,193	1,256,974	10,338,796	1,248,393
Units redeemed	—	(4,534,687)	(549,105)	(58,600)	(1,100,420)	(424,021)

Units, end of period	—	—	11,918,462	1,198,374	10,924,556	1,686,180

(h)	Sub-account available in prior year but no activity.
(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

47

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series I		Fundamental Value Trust Series II		Global Allocation (i)
	2014 (n)	2013	2014 (n)	2013	2014	2013
Income:
Dividend distributions received	$4,242,730	$3,442,969	$2,972,680	$2,482,894	$15,932	$8,613
Expenses:
Mortality and expense risk and administrative charges	(3,385,677)	(4,022,214)	(2,934,086)	(3,738,168)	(11,199)	(11,338)

Net investment income (loss)	857,053	(579,245)	38,594	(1,255,274)	4,733	(2,725)

Realized gains (losses) on investments:
Capital gain distributions received	59,411,605	—	47,188,829	—	59,255	30,299
Net realized gain (loss)	87,202,276	19,861,051	61,761,371	6,052,208	26,272	8,005

Realized gains (losses)	146,613,881	19,861,051	108,950,200	6,052,208	85,527	38,304

Unrealized appreciation (depreciation) during the period	(132,835,615)	55,686,962	(97,871,408)	59,199,365	(86,565)	62,278

Net increase (decrease) in contract owners’ equity from operations	14,635,319	74,968,768	11,117,386	63,996,299	3,695	97,857

Changes from principal transactions:
Purchase payments	365,135	636,454	592,816	706,450	—	—
Transfers between sub-accounts and the company	(271,282,540)	(9,210,932)	(216,308,328)	(22,676,717)	(46,770)	(849)
Withdrawals	(30,911,226)	(34,191,618)	(30,635,236)	(34,920,457)	(36,642)	(11,133)
Annual contract fee	(340,730)	(437,851)	(673,729)	(906,501)	(1,372)	(1,708)

Net increase (decrease) in contract owners’ equity from principal transactions	(302,169,361)	(43,203,947)	(247,024,477)	(57,797,225)	(84,784)	(13,690)

Total increase (decrease) in contract owners’ equity	(287,534,042)	31,764,821	(235,907,091)	6,199,074	(81,089)	84,167
Contract owners’ equity at beginning of period	287,534,042	255,769,221	235,907,091	229,708,017	847,536	763,369

Contract owners’ equity at end of period	$—	$287,534,042	$—	$235,907,091	$766,447	$847,536

	2014	2013	2014	2013	2014	2013
Units, beginning of period	14,209,009	16,630,578	11,329,193	14,454,456	44,480	45,242
Units issued	97,560	91,761	766,030	1,075,956	738	127
Units redeemed	(14,306,569)	(2,513,330)	(12,095,223)	(4,201,219)	(5,211)	(889)

Units, end of period	—	14,209,009	—	11,329,193	40,007	44,480

(i)	Sub-account that invests in non-affiliated Trust.
(n)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

48

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Diversification Trust Series II
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$397,288	$228,655	$830,489	$316,407	$—	$10,636,698
Expenses:
Mortality and expense risk and administrative charges	(658,038)	(784,069)	(1,776,760)	(2,086,000)	—	(10,004,332)

Net investment income (loss)	(260,750)	(555,414)	(946,271)	(1,769,593)	—	632,366

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	162,249,939
Net realized gain (loss)	329,146	77,112	834,518	4,386,267	—	52,267,584

Realized gains (losses)	329,146	77,112	834,518	4,386,267	—	214,517,523

Unrealized appreciation (depreciation) during the period	445,492	(3,528,395)	1,214,303	(12,836,812)	—	(134,332,087)

Net increase (decrease) in contract owners’ equity from operations	513,888	(4,006,697)	1,102,550	(10,220,138)	—	80,817,802

Changes from principal transactions:
Purchase payments	76,249	80,506	207,145	408,823	—	2,269,850
Transfers between sub-accounts and the company	(1,584,192)	(2,695,054)	(4,821,680)	3,532,879	—	(746,951,390)
Withdrawals	(6,176,055)	(6,418,968)	(17,853,774)	(18,136,100)	—	(43,063,234)
Annual contract fee	(62,021)	(82,582)	(414,177)	(491,699)	—	(4,576,148)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,746,019)	(9,116,098)	(22,882,486)	(14,686,097)	—	(792,320,922)

Total increase (decrease) in contract owners’ equity	(7,232,131)	(13,122,795)	(21,779,936)	(24,906,235)	—	(711,503,120)
Contract owners’ equity at beginning of period	47,955,175	61,077,970	123,633,733	148,539,968	—	711,503,120

Contract owners’ equity at end of period	$40,723,044	$47,955,175	$101,853,797	$123,633,733	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,666,852	1,982,554	6,165,469	6,626,234	—	56,688,326
Units issued	64,162	119,005	817,631	1,530,388	—	440,133
Units redeemed	(336,555)	(434,707)	(1,752,547)	(1,991,153)	—	(57,128,459)

Units, end of period	1,394,459	1,666,852	5,230,553	6,165,469	—	—

(l)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

49

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series I		Global Trust Series II		Health Sciences Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,953,878	$2,110,961	$934,845	$345,389	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,815,121)	(1,792,512)	(474,411)	(424,591)	(929,775)	(774,552)

Net investment income (loss)	1,138,757	318,449	460,434	(79,202)	(929,775)	(774,552)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	8,044,130	4,427,468
Net realized gain (loss)	9,882,780	8,550,722	1,913,333	34,026	9,675,145	6,785,422

Realized gains (losses)	9,882,780	8,550,722	1,913,333	34,026	17,719,275	11,212,890

Unrealized appreciation (depreciation) during the period	(16,089,231)	28,268,135	(3,630,987)	6,826,721	(870,663)	9,550,761

Net increase (decrease) in contract owners’ equity from operations	(5,067,694)	37,137,306	(1,257,220)	6,781,545	15,918,837	19,989,099

Changes from principal transactions:
Purchase payments	319,548	409,439	119,613	72,125	133,752	211,043
Transfers between sub-accounts and the company	20,840,673	(6,007,130)	30,870,398	737,785	2,127,965	1,971,696
Withdrawals	(17,967,682)	(14,821,406)	(4,922,316)	(4,666,281)	(8,349,889)	(5,813,511)
Annual contract fee	(361,160)	(381,606)	(119,733)	(117,629)	(149,595)	(141,010)

Net increase (decrease) in contract owners’ equity from principal transactions	2,831,379	(20,800,703)	25,947,962	(3,974,000)	(6,237,767)	(3,771,782)

Total increase (decrease) in contract owners’ equity	(2,236,315)	16,336,603	24,690,742	2,807,545	9,681,070	16,217,317
Contract owners’ equity at beginning of period	150,907,267	134,570,664	28,237,380	25,429,835	57,700,803	41,483,486

Contract owners’ equity at end of period	$148,670,952	$150,907,267	$52,928,122	$28,237,380	$67,381,873	$57,700,803

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,915,224	6,898,283	1,309,021	1,516,248	1,330,993	1,425,169
Units issued	1,072,287	141,075	1,805,066	223,171	229,203	280,891
Units redeemed	(1,003,398)	(1,124,134)	(434,678)	(430,398)	(362,977)	(375,067)

Units, end of period	5,984,113	5,915,224	2,679,409	1,309,021	1,197,219	1,330,993

See accompanying notes.

50

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Health Sciences Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$5,820,984	$6,426,961	$5,426,171	$6,718,687
Expenses:
Mortality and expense risk and administrative charges	(1,284,792)	(1,115,711)	(1,154,016)	(1,066,426)	(1,499,939)	(1,530,173)

Net investment income (loss)	(1,284,792)	(1,115,711)	4,666,968	5,360,535	3,926,232	5,188,514

Realized gains (losses) on investments:
Capital gain distributions received	10,837,579	6,192,846	—	—	—	—
Net realized gain (loss)	14,274,388	10,640,763	888,708	1,159,210	1,232,902	3,554,681

Realized gains (losses)	25,111,967	16,833,609	888,708	1,159,210	1,232,902	3,554,681

Unrealized appreciation (depreciation) during the period	(2,941,588)	11,459,461	(5,956,349)	(1,957,352)	(6,044,038)	(3,249,778)

Net increase (decrease) in contract owners’ equity from operations	20,885,587	27,177,359	(400,673)	4,562,393	(884,904)	5,493,417

Changes from principal transactions:
Purchase payments	461,635	290,139	282,228	183,668	159,346	285,222
Transfers between sub-accounts and the company	2,654,295	4,239,075	(3,024,838)	50,691,566	(8,376,041)	43,230,718
Withdrawals	(13,550,990)	(10,897,380)	(11,018,749)	(9,383,935)	(15,346,250)	(17,514,036)
Annual contract fee	(258,543)	(246,429)	(412,250)	(276,490)	(320,660)	(325,676)

Net increase (decrease) in contract owners’ equity from principal transactions	(10,693,603)	(6,614,595)	(14,173,609)	41,214,809	(23,883,605)	25,676,228

Total increase (decrease) in contract owners’ equity	10,191,984	20,562,764	(14,574,282)	45,777,202	(24,768,509)	31,169,645
Contract owners’ equity at beginning of period	78,494,812	57,932,048	98,605,409	52,828,207	106,280,030	75,110,385

Contract owners’ equity at end of period	$88,686,796	$78,494,812	$84,031,127	$98,605,409	$81,511,521	$106,280,030

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,794,833	1,937,970	5,681,774	2,306,962	4,539,101	3,305,372
Units issued	482,489	449,196	852,010	4,558,789	1,408,439	3,861,106
Units redeemed	(675,506)	(592,333)	(1,537,927)	(1,183,977)	(2,188,649)	(2,627,377)

Units, end of period	1,601,816	1,794,833	4,995,857	5,681,774	3,758,891	4,539,101

See accompanying notes.

51

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series II		International Equity Index Trust B Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$898,777	$719,458	$580,463	$515,651	$596,667	$496,754
Expenses:
Mortality and expense risk and administrative charges	(389,419)	(386,109)	(307,456)	(320,968)	(299,973)	(309,068)

Net investment income (loss)	509,358	333,349	273,007	194,683	296,694	187,686

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	547,010	(1,405,508)	1,891,524	(153,770)	522,255	465,990

Realized gains (losses)	547,010	(1,405,508)	1,891,524	(153,770)	522,255	465,990

Unrealized appreciation (depreciation) during the period	(3,073,286)	6,517,106	(3,603,017)	4,049,499	(1,985,653)	1,923,110

Net increase (decrease) in contract owners’ equity from operations	(2,016,918)	5,444,947	(1,438,486)	4,090,412	(1,166,704)	2,576,786

Changes from principal transactions:
Purchase payments	54,350	40,846	116,291	107,846	42,556	115,718
Transfers between sub-accounts and the company	344,086	5,938	(388,820)	421,122	(150,676)	(953,304)
Withdrawals	(2,811,182)	(3,117,022)	(3,376,860)	(2,345,049)	(1,865,307)	(2,016,653)
Annual contract fee	(51,907)	(58,390)	(50,607)	(64,272)	(53,600)	(58,993)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,464,653)	(3,128,628)	(3,699,996)	(1,880,353)	(2,027,027)	(2,913,232)

Total increase (decrease) in contract owners’ equity	(4,481,571)	2,316,319	(5,138,482)	2,210,059	(3,193,731)	(336,446)
Contract owners’ equity at beginning of period	27,638,660	25,322,341	20,858,403	18,648,344	21,396,799	21,733,245

Contract owners’ equity at end of period	$23,157,089	$27,638,660	$15,719,921	$20,858,403	$18,203,068	$21,396,799

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,507,205	1,705,410	1,069,297	1,164,060	1,430,660	1,641,475
Units issued	118,083	131,246	231,014	237,852	84,406	142,335
Units redeemed	(254,535)	(329,451)	(431,059)	(332,615)	(220,891)	(353,150)

Units, end of period	1,370,753	1,507,205	869,252	1,069,297	1,294,175	1,430,660

See accompanying notes.

52

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series II		International Equity Index Trust B Series NAV		International Growth Stock Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$547,790	$480,854	$471,883	$430,397	$320,013	$192,449
Expenses:
Mortality and expense risk and administrative charges	(320,968)	(350,843)	(260,259)	(287,875)	(303,552)	(296,125)

Net investment income (loss)	226,822	130,011	211,624	142,522	16,461	(103,676)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	863,531	625,467	(737,932)	(1,186,723)	929,231	523,441

Realized gains (losses)	863,531	625,467	(737,932)	(1,186,723)	929,231	523,441

Unrealized appreciation (depreciation) during the period	(2,246,538)	1,916,213	(326,156)	3,251,885	(1,202,026)	2,702,725

Net increase (decrease) in contract owners’ equity from operations	(1,156,185)	2,671,691	(852,464)	2,207,684	(256,334)	3,122,490

Changes from principal transactions:
Purchase payments	110,551	94,830	83,397	89,546	225,700	92,795
Transfers between sub-accounts and the company	(128,144)	(1,585,725)	(159,038)	70,513	611,234	(195,646)
Withdrawals	(3,421,680)	(2,910,256)	(3,171,545)	(3,100,471)	(2,302,058)	(2,826,201)
Annual contract fee	(75,077)	(86,332)	(80,255)	(93,484)	(49,007)	(48,557)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,514,350)	(4,487,483)	(3,327,441)	(3,033,896)	(1,514,131)	(2,977,609)

Total increase (decrease) in contract owners’ equity	(4,670,535)	(1,815,792)	(4,179,905)	(826,212)	(1,770,465)	144,881
Contract owners’ equity at beginning of period	22,765,125	24,580,917	18,356,338	19,182,550	20,531,118	20,386,237

Contract owners’ equity at end of period	$18,094,590	$22,765,125	$14,176,433	$18,356,338	$18,760,653	$20,531,118

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,530,741	1,860,244	1,535,483	1,807,557	1,346,516	1,564,685
Units issued	243,623	310,490	45,294	92,879	314,948	216,218
Units redeemed	(476,192)	(639,993)	(316,977)	(364,953)	(411,602)	(434,387)

Units, end of period	1,298,172	1,530,741	1,263,800	1,535,483	1,249,862	1,346,516

See accompanying notes.

53

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$416,973	$549,291	$234,344	$349,180	$2,259,666	$1,513,353
Expenses:
Mortality and expense risk and administrative charges	(457,149)	(452,821)	(321,921)	(334,630)	(1,237,352)	(1,295,467)

Net investment income (loss)	(40,176)	96,470	(87,577)	14,550	1,022,314	217,886

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,808,367	1,182,348	1,842,639	1,235,243	(1,271,965)	(4,819,992)

Realized gains (losses)	1,808,367	1,182,348	1,842,639	1,235,243	(1,271,965)	(4,819,992)

Unrealized appreciation (depreciation) during the period	(4,194,432)	5,578,036	(3,363,588)	3,444,311	(11,098,444)	23,876,188

Net increase (decrease) in contract owners’ equity from operations	(2,426,241)	6,856,854	(1,608,526)	4,694,104	(11,348,095)	19,274,082

Changes from principal transactions:
Purchase payments	56,982	47,191	126,059	83,282	239,780	186,565
Transfers between sub-accounts and the company	(650,638)	(1,015,597)	(515,071)	1,348,433	(1,398,266)	(2,197,066)
Withdrawals	(3,254,897)	(2,908,608)	(3,770,161)	(3,493,119)	(10,661,901)	(9,738,411)
Annual contract fee	(74,535)	(74,357)	(64,406)	(68,715)	(168,759)	(187,886)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,923,088)	(3,951,371)	(4,223,579)	(2,130,119)	(11,989,146)	(11,936,798)

Total increase (decrease) in contract owners’ equity	(6,349,329)	2,905,483	(5,832,105)	2,563,985	(23,337,241)	7,337,284
Contract owners’ equity at beginning of period	33,239,132	30,333,649	23,314,301	20,750,316	93,535,082	86,197,798

Contract owners’ equity at end of period	$26,889,803	$33,239,132	$17,482,196	$23,314,301	$70,197,841	$93,535,082

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,854,233	2,106,985	1,320,331	1,455,799	4,246,497	4,864,597
Units issued	109,887	100,946	224,160	289,944	152,612	192,107
Units redeemed	(330,924)	(353,698)	(456,347)	(425,412)	(709,217)	(810,207)

Units, end of period	1,633,196	1,854,233	1,088,144	1,320,331	3,689,892	4,246,497

See accompanying notes.

54

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,954,804	$1,315,845	$5,019,233	$6,979,948	$2,486,614	$3,544,345
Expenses:
Mortality and expense risk and administrative charges	(1,247,351)	(1,369,079)	(1,872,587)	(2,001,849)	(1,417,875)	(1,592,398)

Net investment income (loss)	707,453	(53,234)	3,146,646	4,978,099	1,068,739	1,951,947

Realized gains (losses) on investments:
Capital gain distributions received	—	—	393,123	3,459,481	205,950	1,866,745
Net realized gain (loss)	2,747,771	(3,613,877)	1,904,744	3,479,000	604,125	2,091,191

Realized gains (losses)	2,747,771	(3,613,877)	2,297,867	6,938,481	810,075	3,957,936

Unrealized appreciation (depreciation) during the period	(14,246,438)	22,222,176	2,137,298	(17,528,831)	1,487,888	(9,652,979)

Net increase (decrease) in contract owners’ equity from operations	(10,791,214)	18,555,065	7,581,811	(5,612,251)	3,366,702	(3,743,096)

Changes from principal transactions:
Purchase payments	298,570	533,585	412,433	506,713	300,922	300,191
Transfers between sub-accounts and the company	(179,602)	(534,725)	118,491	12,669,805	1,813,959	1,735,103
Withdrawals	(13,240,132)	(14,562,845)	(23,298,742)	(18,110,811)	(13,357,448)	(15,654,885)
Annual contract fee	(242,755)	(282,833)	(842,346)	(887,040)	(344,612)	(403,238)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,363,919)	(14,846,818)	(23,610,164)	(5,821,333)	(11,587,179)	(14,022,829)

Total increase (decrease) in contract owners’ equity	(24,155,133)	3,708,247	(16,028,353)	(11,433,584)	(8,220,477)	(17,765,925)
Contract owners’ equity at beginning of period	90,010,076	86,301,829	181,114,210	192,547,794	95,945,529	113,711,454

Contract owners’ equity at end of period	$65,854,943	$90,010,076	$165,085,857	$181,114,210	$87,725,052	$95,945,529

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,778,188	4,463,282	9,980,414	10,048,782	5,353,529	5,945,106
Units issued	352,520	465,226	286,143	1,285,772	794,606	1,265,306
Units redeemed	(920,844)	(1,150,320)	(1,571,518)	(1,354,140)	(1,326,087)	(1,856,883)

Units, end of period	3,209,864	3,778,188	8,695,039	9,980,414	4,822,048	5,353,529

See accompanying notes.

55

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series II		Lifestyle Aggressive Trust PS Series I
	2014 (b)	2013	2014 (b)	2013	2014 (h)	2013
Income:
Dividend distributions received	$2,371,035	$2,102,350	$3,417,915	$3,336,899	$16,507	$—
Expenses:
Mortality and expense risk and administrative charges	(1,320,258)	(1,249,447)	(2,243,877)	(2,424,268)	(11,219)	—

Net investment income (loss)	1,050,777	852,903	1,174,038	912,631	5,288	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	19,812	—
Net realized gain (loss)	3,846,316	1,282,322	5,374,858	603,546	92,704	—

Realized gains (losses)	3,846,316	1,282,322	5,374,858	603,546	112,516	—

Unrealized appreciation (depreciation) during the period	(4,881,973)	16,430,489	(6,657,263)	32,228,145	(18,186)	—

Net increase (decrease) in contract owners’ equity from operations	15,120	18,565,714	(108,367)	33,744,322	99,618	—

Changes from principal transactions:
Purchase payments	509,749	847,146	1,003,254	1,463,809	14,276	—
Transfers between sub-accounts and the company	(3,292,461)	5,911,749	(5,505,979)	(4,428,814)	638,707	—
Withdrawals	(6,848,193)	(7,122,833)	(27,016,854)	(19,290,024)	(11,131)	—
Annual contract fee	(301,053)	(289,378)	(472,099)	(554,834)	(1,325)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(9,931,958)	(653,316)	(31,991,678)	(22,809,863)	640,527	—

Total increase (decrease) in contract owners’ equity	(9,916,838)	17,912,398	(32,100,045)	10,934,459	740,145	—
Contract owners’ equity at beginning of period	92,832,215	74,919,817	159,376,908	148,442,449	—	—

Contract owners’ equity at end of period	$82,915,377	$92,832,215	$127,276,863	$159,376,908	$740,145	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,195,022	4,256,656	7,321,364	8,462,791	—	—
Units issued	166,820	600,937	705,417	593,324	144,043	—
Units redeemed	(618,634)	(662,571)	(2,127,082)	(1,734,751)	(88,357)	—

Units, end of period	3,743,208	4,195,022	5,899,699	7,321,364	55,686	—

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

56

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust PS Series II		Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series II
	2014	2013 (h)	2014 (c)	2013	2014 (c)	2013
Income:
Dividend distributions received	$78,521	$436	$16,997,615	$18,360,045	$206,622,333	$229,106,085
Expenses:
Mortality and expense risk and administrative charges	(47,770)	(8)	(7,874,431)	(8,355,660)	(124,272,919)	(136,717,958)

Net investment income (loss)	30,751	428	9,123,184	10,004,385	82,349,414	92,388,127

Realized gains (losses) on investments:
Capital gain distributions received	103,267	—	—	—	—	—
Net realized gain (loss)	31,975	—	25,972,275	16,563,752	97,737,282	(4,516,919)

Realized gains (losses)	135,242	—	25,972,275	16,563,752	97,737,282	(4,516,919)

Unrealized appreciation (depreciation) during the period	(15,484)	20	(15,812,094)	45,579,450	29,786,251	839,175,561

Net increase (decrease) in contract owners’ equity from operations	150,509	448	19,283,365	72,147,587	209,872,947	927,046,769

Changes from principal transactions:
Purchase payments	2,750	—	1,487,381	1,942,046	22,314,984	30,769,070
Transfers between sub-accounts and the company	3,893,928	23,057	(25,008,067)	5,602,898	(488,970,792)	(66,112,726)
Withdrawals	(206,476)	—	(73,705,636)	(68,038,221)	(978,445,124)	(878,901,733)
Annual contract fee	(13,623)	—	(2,763,196)	(2,900,000)	(46,417,255)	(51,085,741)

Net increase (decrease) in contract owners’ equity from principal transactions	3,676,579	23,057	(99,989,518)	(63,393,277)	(1,491,518,187)	(965,331,130)

Total increase (decrease) in contract owners’ equity	3,827,088	23,505	(80,706,153)	8,754,310	(1,281,645,240)	(38,284,361)
Contract owners’ equity at beginning of period	23,505	—	672,127,589	663,373,279	8,946,097,565	8,984,381,926

Contract owners’ equity at end of period	$3,850,593	$23,505	$591,421,436	$672,127,589	$7,664,452,325	$8,946,097,565

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,838	—	33,735,026	36,807,051	465,660,116	514,301,137
Units issued	342,908	1,838	616,954	1,780,850	32,253,540	27,163,886
Units redeemed	(53,657)	—	(5,580,091)	(4,852,875)	(104,217,230)	(75,804,907)

Units, end of period	291,089	1,838	28,771,889	33,735,026	393,696,426	465,660,116

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

57

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series I		Lifestyle Balanced Trust PS Series II
	2014 (c)	2013	2014	2013 (a)	2014	2013
Income:
Dividend distributions received	$2,654	$2,326	$291,086	$2,871	$11,917,531	$3,638,817
Expenses:
Mortality and expense risk and administrative charges	(1,076)	(948)	(90,721)	(64)	(5,882,150)	(2,126,024)

Net investment income (loss)	1,578	1,378	200,365	2,807	6,035,381	1,512,793

Realized gains (losses) on investments:
Capital gain distributions received	—	—	127,937	—	6,782,322	4,027,715
Net realized gain (loss)	166	97	36,599	(16)	4,032,771	1,672,348

Realized gains (losses)	166	97	164,536	(16)	10,815,093	5,700,063

Unrealized appreciation (depreciation) during the period	881	7,050	(5,190)	(1,620)	997,281	11,918,134

Net increase (decrease) in contract owners’ equity from operations	2,625	8,525	359,711	1,171	17,847,755	19,130,990

Changes from principal transactions:
Purchase payments	4,456	4,414	27,775	—	3,310,428	1,745,646
Transfers between sub-accounts and the company	—	—	10,811,591	144,109	284,957,189	27,126,101
Withdrawals	—	—	(520,901)	(3,000)	(32,250,810)	(4,968,132)
Annual contract fee	—	—	(37,668)	—	(3,482,974)	(1,982,023)

Net increase (decrease) in contract owners’ equity from principal transactions	4,456	4,414	10,280,797	141,109	252,533,833	21,921,592

Total increase (decrease) in contract owners’ equity	7,081	12,939	10,640,508	142,280	270,381,588	41,052,582
Contract owners’ equity at beginning of period	83,905	70,966	142,280	—	205,650,300	164,597,718

Contract owners’ equity at end of period	$90,986	$83,905	$10,782,788	$142,280	$476,031,888	$205,650,300

	2014	2013	2014	2013	2014	2013
Units, beginning of period	4,893	4,616	11,257	—	13,892,525	12,280,686
Units issued	258	277	879,769	11,499	22,723,235	2,450,453
Units redeemed	—	—	(76,425)	(242)	(4,483,936)	(838,614)

Units, end of period	5,151	4,893	814,601	11,257	32,131,824	13,892,525

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(c)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

See accompanying notes.

58

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series II		Lifestyle Conservative Trust PS Series I
	2014 (d)	2013	2014 (d)	2013	2014 (h)	2013
Income:
Dividend distributions received	$4,233,496	$6,093,150	$39,718,644	$60,509,290	$114,742	$—
Expenses:
Mortality and expense risk and administrative charges	(2,062,396)	(2,562,604)	(25,107,446)	(32,566,959)	(28,067)	—

Net investment income (loss)	2,171,100	3,530,546	14,611,198	27,942,331	86,675	—

Realized gains (losses) on investments:
Capital gain distributions received	8,925,964	5,992,850	92,033,861	62,381,138	45,731	—
Net realized gain (loss)	665,636	5,913,364	23,025,960	119,353,362	10,280	—

Realized gains (losses)	9,591,600	11,906,214	115,059,821	181,734,500	56,011	—

Unrealized appreciation (depreciation) during the period	(5,682,712)	(10,480,163)	(74,442,442)	(166,104,387)	(79,910)	—

Net increase (decrease) in contract owners’ equity from operations	6,079,988	4,956,597	55,228,577	43,572,444	62,776	—

Changes from principal transactions:
Purchase payments	202,613	337,997	2,449,856	6,214,303	2,145	—
Transfers between sub-accounts and the company	(5,200,810)	(34,959,130)	(121,519,062)	(351,496,843)	5,114,067	—
Withdrawals	(24,329,079)	(20,979,804)	(243,350,281)	(252,000,635)	(1,255,836)	—
Annual contract fee	(626,092)	(789,389)	(10,067,164)	(12,772,945)	(1,949)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(29,953,368)	(56,390,326)	(372,486,651)	(610,056,120)	3,858,427	—

Total increase (decrease) in contract owners’ equity	(23,873,380)	(51,433,729)	(317,258,074)	(566,483,676)	3,921,203	—
Contract owners’ equity at beginning of period	174,331,332	225,765,061	1,825,239,709	2,391,723,385	—	—

Contract owners’ equity at end of period	$150,457,952	$174,331,332	$1,507,981,635	$1,825,239,709	$3,921,203	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	8,614,622	11,374,734	100,412,908	133,397,942	—	—
Units issued	642,306	832,262	12,277,078	8,542,023	510,961	—
Units redeemed	(2,016,629)	(3,592,374)	(31,298,234)	(41,527,057)	(210,458)	—

Units, end of period	7,240,299	8,614,622	81,391,752	100,412,908	300,503	—

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

59

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative Trust PS Series II		Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series II
	2014	2013	2014 (e)	2013	2014 (e)	2013
Income:
Dividend distributions received	$2,479,955	$1,021,731	$16,905,117	$15,982,594	$286,401,704	$281,704,800
Expenses:
Mortality and expense risk and administrative charges	(1,143,752)	(669,762)	(7,651,524)	(7,795,455)	(176,572,425)	(188,999,504)

Net investment income (loss)	1,336,203	351,969	9,253,593	8,187,139	109,829,279	92,705,296

Realized gains (losses) on investments:
Capital gain distributions received	1,134,597	548,708	—	—	—	—
Net realized gain (loss)	1,112,300	1,062,088	32,278,672	15,634,765	206,720,292	13,970,832

Realized gains (losses)	2,246,897	1,610,796	32,278,672	15,634,765	206,720,292	13,970,832

Unrealized appreciation (depreciation) during the period	(728,123)	(786,280)	(34,894,864)	83,410,738	(240,311,343)	1,879,743,678

Net increase (decrease) in contract owners’ equity from operations	2,854,977	1,176,485	6,637,401	107,232,642	76,238,228	1,986,419,806

Changes from principal transactions:
Purchase payments	711,798	673,970	3,283,132	3,459,839	40,778,984	46,935,665
Transfers between sub-accounts and the company	53,286,205	(7,648,993)	(20,914,642)	14,554,094	(868,961,921)	254,886,742
Withdrawals	(11,275,541)	(2,388,334)	(72,077,441)	(55,659,833)	(1,355,100,660)	(1,078,403,722)
Annual contract fee	(738,530)	(541,073)	(3,209,540)	(3,250,175)	(68,512,476)	(74,006,475)

Net increase (decrease) in contract owners’ equity from principal transactions	41,983,932	(9,904,430)	(92,918,491)	(40,896,075)	(2,251,796,073)	(850,587,790)

Total increase (decrease) in contract owners’ equity	44,838,909	(8,727,945)	(86,281,090)	66,336,567	(2,175,557,845)	1,135,832,016
Contract owners’ equity at beginning of period	45,903,529	54,631,474	683,479,694	617,143,127	12,998,168,659	11,862,336,643

Contract owners’ equity at end of period	$90,742,438	$45,903,529	$597,198,604	$683,479,694	$10,822,610,814	$12,998,168,659

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,377,566	4,108,791	35,064,127	37,057,992	666,340,790	708,897,028
Units issued	5,894,004	403,848	1,272,587	2,221,476	59,546,943	48,415,876
Units redeemed	(2,696,048)	(1,135,073)	(5,985,898)	(4,215,341)	(170,640,819)	(90,972,114)

Units, end of period	6,575,522	3,377,566	30,350,816	35,064,127	555,246,914	666,340,790

(e)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

See accompanying notes.

60

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II
	2014 (e)	2013	2014	2013 (a)	2014	2013
Income:
Dividend distributions received	$19,757	$16,178	$544,834	$35,180	$30,200,217	$3,490,788
Expenses:
Mortality and expense risk and administrative charges	(8,285)	(7,535)	(190,621)	(1,372)	(15,058,616)	(2,350,533)

Net investment income (loss)	11,472	8,643	354,213	33,808	15,141,601	1,140,255

Realized gains (losses) on investments:
Capital gain distributions received	—	—	233,099	—	13,252,732	5,859,201
Net realized gain (loss)	1,490	855	111,134	13	7,379,789	1,357,215

Realized gains (losses)	1,490	855	344,233	13	20,632,521	7,216,416

Unrealized appreciation (depreciation) during the period	(5,755)	93,961	121,124	26,103	11,502,376	22,749,167

Net increase (decrease) in contract owners’ equity from operations	7,207	103,459	819,570	59,924	47,276,498	31,105,838

Changes from principal transactions:
Purchase payments	—	—	218,276	200	5,169,251	3,617,125
Transfers between sub-accounts and the company	—	—	19,669,607	2,382,962	1,032,865,160	89,866,147
Withdrawals	—	—	(1,730,963)	—	(81,336,975)	(3,706,481)
Annual contract fee	—	—	(99,321)	(1,657)	(7,497,463)	(1,957,020)

Net increase (decrease) in contract owners’ equity from principal transactions	—	—	18,057,599	2,381,505	949,199,973	87,819,771

Total increase (decrease) in contract owners’ equity	7,207	103,459	18,877,169	2,441,429	996,476,471	118,925,609
Contract owners’ equity at beginning of period	679,563	576,104	2,441,429	—	283,825,987	164,900,378

Contract owners’ equity at end of period	$686,770	$679,563	$21,318,598	$2,441,429	$1,280,302,458	$283,825,987

	2014	2013	2014	2013	2014	2013
Units, beginning of period	36,483	36,483	191,976	—	18,545,220	12,312,492
Units issued	—	—	1,640,155	191,976	76,137,704	6,668,219
Units redeemed	—	—	(235,191)	—	(8,898,061)	(435,491)

Units, end of period	36,483	36,483	1,596,940	191,976	85,784,863	18,545,220

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

See accompanying notes.

61

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I
	2014 (f)	2013	2014 (f)	2013	2014	2013 (a)
Income:
Dividend distributions received	$6,335,538	$7,108,550	$64,738,338	$74,269,400	$98,100	$1,938
Expenses:
Mortality and expense risk and administrative charges	(2,941,886)	(3,108,723)	(38,439,029)	(42,660,215)	(28,773)	(49)

Net investment income (loss)	3,393,652	3,999,827	26,299,309	31,609,185	69,327	1,889

Realized gains (losses) on investments:
Capital gain distributions received	10,916,498	—	119,251,690	—	55,444	—
Net realized gain (loss)	11,020,562	9,409,098	118,009,978	31,693,835	11,317	—

Realized gains (losses)	21,937,060	9,409,098	237,261,668	31,693,835	66,761	—

Unrealized appreciation (depreciation) during the period	(16,803,329)	7,562,718	(182,498,875)	162,291,470	(38,590)	(770)

Net increase (decrease) in contract owners’ equity from operations	8,527,383	20,971,643	81,062,102	225,594,490	97,498	1,119

Changes from principal transactions:
Purchase payments	453,781	408,108	8,162,878	10,494,182	25,103	—
Transfers between sub-accounts and the company	(8,945,300)	(971,399)	(119,128,749)	(49,879,771)	3,589,584	89,926
Withdrawals	(26,193,500)	(22,749,097)	(299,071,130)	(273,657,586)	(274,641)	—
Annual contract fee	(949,170)	(1,000,264)	(15,130,736)	(16,662,562)	(8,866)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(35,634,189)	(24,312,652)	(425,167,737)	(329,705,737)	3,331,180	89,926

Total increase (decrease) in contract owners’ equity	(27,106,806)	(3,341,009)	(344,105,635)	(104,111,247)	3,428,678	91,045
Contract owners’ equity at beginning of period	246,754,362	250,095,371	2,739,141,372	2,843,252,619	91,045	—

Contract owners’ equity at end of period	$219,647,556	$246,754,362	$2,395,035,737	$2,739,141,372	$3,519,723	$91,045

	2014	2013	2014	2013	2014	2013
Units, beginning of period	11,895,950	13,079,532	145,237,611	162,047,959	7,228	—
Units issued	601,909	1,060,539	14,176,505	12,286,570	293,280	7,228
Units redeemed	(2,239,759)	(2,244,121)	(34,796,600)	(29,096,918)	(33,321)	—

Units, end of period	10,258,100	11,895,950	124,617,516	145,237,611	267,187	7,228

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(f)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

See accompanying notes.

62

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate Trust PS Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$4,121,080	$1,644,303	$313,429	$355,167	$476,998	$577,563
Expenses:
Mortality and expense risk and administrative charges	(1,923,384)	(1,005,515)	(497,913)	(511,776)	(1,014,642)	(1,086,545)

Net investment income (loss)	2,197,696	638,788	(184,484)	(156,609)	(537,644)	(508,982)

Realized gains (losses) on investments:
Capital gain distributions received	3,099,379	1,459,156	1,888,384	1,763,002	3,673,600	3,524,991
Net realized gain (loss)	1,782,446	1,314,480	2,755,052	2,795,765	5,428,171	3,991,983

Realized gains (losses)	4,881,825	2,773,636	4,643,436	4,558,767	9,101,771	7,516,974

Unrealized appreciation (depreciation) during the period	(1,257,679)	3,404,245	(2,062,366)	4,636,804	(4,099,312)	11,291,143

Net increase (decrease) in contract owners’ equity from operations	5,821,842	6,816,669	2,396,586	9,038,962	4,464,815	18,299,135

Changes from principal transactions:
Purchase payments	845,376	814,892	172,148	133,736	283,494	232,038
Transfers between sub-accounts and the company	80,291,139	2,104,122	(1,244,861)	127,745	(2,500,471)	71,928
Withdrawals	(11,220,907)	(2,598,890)	(4,791,880)	(3,774,810)	(11,194,029)	(12,053,886)
Annual contract fee	(1,278,985)	(903,812)	(75,686)	(82,405)	(235,333)	(269,892)

Net increase (decrease) in contract owners’ equity from principal transactions	68,636,623	(583,688)	(5,940,279)	(3,595,734)	(13,646,339)	(12,019,812)

Total increase (decrease) in contract owners’ equity	74,458,465	6,232,981	(3,543,693)	5,443,228	(9,181,524)	6,279,323
Contract owners’ equity at beginning of period	85,029,414	78,796,433	35,849,568	30,406,340	70,021,695	63,742,372

Contract owners’ equity at end of period	$159,487,879	$85,029,414	$32,305,875	$35,849,568	$60,840,171	$70,021,695

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,852,060	5,876,875	1,159,515	1,288,200	2,501,068	2,956,341
Units issued	6,823,724	814,256	51,706	161,423	143,337	375,862
Units redeemed	(1,787,524)	(839,071)	(241,631)	(290,108)	(613,871)	(831,135)

Units, end of period	10,888,260	5,852,060	969,590	1,159,515	2,030,534	2,501,068

See accompanying notes.

63

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$163,194	$57,427	$—	$—	$455,957	$650,973
Expenses:
Mortality and expense risk and administrative charges	(2,204,578)	(2,222,561)	(1,485,803)	(1,584,346)	(938,111)	(957,310)

Net investment income (loss)	(2,041,384)	(2,165,134)	(1,485,803)	(1,584,346)	(482,154)	(306,337)

Realized gains (losses) on investments:
Capital gain distributions received	29,166,118	2,870,631	17,280,478	1,794,546	5,927,103	4,261,809
Net realized gain (loss)	11,735,822	7,918,453	11,478,006	12,419,912	6,524,202	5,969,802

Realized gains (losses)	40,901,940	10,789,084	28,758,484	14,214,458	12,451,305	10,231,611

Unrealized appreciation (depreciation) during the period	(28,866,751)	39,626,030	(21,984,204)	16,368,967	(6,443,704)	6,881,735

Net increase (decrease) in contract owners’ equity from operations	9,993,805	48,249,980	5,288,477	28,999,079	5,525,447	16,807,009

Changes from principal transactions:
Purchase payments	429,404	568,362	408,561	325,082	129,690	195,938
Transfers between sub-accounts and the company	(8,697,534)	(9,363,518)	(10,505,077)	326,344	(2,561,925)	(1,798,678)
Withdrawals	(19,518,156)	(17,397,322)	(14,213,253)	(18,854,262)	(8,690,031)	(8,127,284)
Annual contract fee	(547,860)	(585,803)	(287,553)	(332,510)	(171,189)	(195,330)

Net increase (decrease) in contract owners’ equity from principal transactions	(28,334,146)	(26,778,281)	(24,597,322)	(18,535,346)	(11,293,455)	(9,925,354)

Total increase (decrease) in contract owners’ equity	(18,340,341)	21,471,699	(19,308,845)	10,463,733	(5,768,008)	6,881,655
Contract owners’ equity at beginning of period	171,939,094	150,467,395	104,324,081	93,860,348	67,445,115	60,563,460

Contract owners’ equity at end of period	$153,598,753	$171,939,094	$85,015,236	$104,324,081	$61,677,107	$67,445,115

	2014	2013	2014	2013	2014	2013
Units, beginning of period	7,278,047	8,616,280	3,527,594	4,243,643	2,708,394	3,149,507
Units issued	143,396	271,225	360,564	738,075	63,308	135,584
Units redeemed	(1,296,917)	(1,609,458)	(1,153,532)	(1,454,124)	(498,523)	(576,697)

Units, end of period	6,124,526	7,278,047	2,734,626	3,527,594	2,273,179	2,708,394

See accompanying notes.

64

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust B Series NAV		Money Market Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$358,203	$597,034	$—	$1,984	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,144,974)	(1,208,924)	(212,267)	(302,087)	(1,119,550)	(1,596,212)

Net investment income (loss)	(786,771)	(611,890)	(212,267)	(300,103)	(1,119,550)	(1,596,212)

Realized gains (losses) on investments:
Capital gain distributions received	6,482,342	4,829,005	211	854	1,950	6,762
Net realized gain (loss)	8,595,448	7,917,633	—	—	—	—

Realized gains (losses)	15,077,790	12,746,638	211	854	1,950	6,762

Unrealized appreciation (depreciation) during the period	(8,503,574)	6,683,911	(1)	—	1	(1)

Net increase (decrease) in contract owners’ equity from operations	5,787,445	18,818,659	(212,057)	(299,249)	(1,117,599)	(1,589,451)

Changes from principal transactions:
Purchase payments	214,210	197,549	1,110,657	285,977	1,408,406	2,268,274
Transfers between sub-accounts and the company	(2,849,168)	(424,591)	(2,473,268)	(1,590,850)	(14,151,177)	(14,888,341)
Withdrawals	(12,177,930)	(12,634,139)	(1,987,058)	(6,785,419)	(9,296,257)	(28,376,904)
Annual contract fee	(229,790)	(260,513)	(82,852)	(126,127)	(279,109)	(382,154)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,042,678)	(13,121,694)	(3,432,521)	(8,216,419)	(22,318,137)	(41,379,125)

Total increase (decrease) in contract owners’ equity	(9,255,233)	5,696,965	(3,644,578)	(8,515,668)	(23,435,736)	(42,968,576)
Contract owners’ equity at beginning of period	75,225,710	69,528,745	16,054,633	24,570,301	90,661,555	133,630,131

Contract owners’ equity at end of period	$65,970,477	$75,225,710	$12,410,055	$16,054,633	$67,225,819	$90,661,555

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,115,651	3,713,246	1,341,520	2,022,211	6,090,758	8,933,742
Units issued	88,998	228,871	91,683	496,475	115,562	1,589,750
Units redeemed	(688,993)	(826,466)	(380,483)	(1,177,166)	(1,661,975)	(4,432,734)

Units, end of period	2,515,656	3,115,651	1,052,720	1,341,520	4,544,345	6,090,758

See accompanying notes.

65

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust Series II		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2014	2013	2014	2013	2014 (o)	2013
Income:
Dividend distributions received	$—	$—	$6,606,653	$2,907,393	$736,221	$275,148
Expenses:
Mortality and expense risk and administrative charges	(5,224,069)	(7,926,379)	(1,898,537)	(1,916,235)	(890,705)	(1,221,881)

Net investment income (loss)	(5,224,069)	(7,926,379)	4,708,116	991,158	(154,484)	(946,733)

Realized gains (losses) on investments:
Capital gain distributions received	8,687	30,374	3,708,126	—	—	—
Net realized gain (loss)	—	—	17,869,487	17,053,902	(11,301,864)	1,097,455

Realized gains (losses)	8,687	30,374	21,577,613	17,053,902	(11,301,864)	1,097,455

Unrealized appreciation (depreciation) during the period	(1)	(2)	(13,082,994)	33,078,170	6,284,442	846,418

Net increase (decrease) in contract owners’ equity from operations	(5,215,383)	(7,896,007)	13,202,735	51,123,230	(5,171,906)	997,140

Changes from principal transactions:
Purchase payments	1,316,957	3,201,206	678,225	799,843	305,733	326,235
Transfers between sub-accounts and the company	(64,414,943)	(66,205,528)	(3,648,025)	(15,846,575)	(56,356,385)	(8,985,058)
Withdrawals	(41,038,455)	(176,118,372)	(28,050,104)	(18,106,004)	(9,194,542)	(10,410,478)
Annual contract fee	(2,411,002)	(3,417,064)	(1,319,704)	(1,363,885)	(170,909)	(255,268)

Net increase (decrease) in contract owners’ equity from principal transactions	(106,547,443)	(242,539,758)	(32,339,608)	(34,516,621)	(65,416,103)	(19,324,569)

Total increase (decrease) in contract owners’ equity	(111,762,826)	(250,435,765)	(19,136,873)	16,606,609	(70,588,009)	(18,327,429)
Contract owners’ equity at beginning of period	403,055,243	653,491,008	218,630,410	202,023,801	70,588,009	88,915,438

Contract owners’ equity at end of period	$291,292,417	$403,055,243	$199,493,537	$218,630,410	$—	$70,588,009

	2014	2013	2014	2013	2014	2013
Units, beginning of period	33,503,471	53,585,072	13,262,506	15,585,766	2,344,230	3,042,088
Units issued	1,614,726	8,684,730	162,641	47,646	310,110	291,646
Units redeemed	(10,537,405)	(28,766,331)	(2,037,243)	(2,370,906)	(2,654,340)	(989,504)

Units, end of period	24,580,792	33,503,471	11,387,904	13,262,506	—	2,344,230

(o)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

66

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (i)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,130,767	$1,287,967	$736,997	$797,129	$761,565	$892,609
Expenses:
Mortality and expense risk and administrative charges	(378,823)	(492,475)	(681,567)	(676,215)	(857,197)	(914,142)

Net investment income (loss)	751,944	795,492	55,430	120,914	(95,632)	(21,533)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(46,331)	402,721	4,720,327	3,774,688	7,679,448	8,065,680

Realized gains (losses)	(46,331)	402,721	4,720,327	3,774,688	7,679,448	8,065,680

Unrealized appreciation (depreciation) during the period	(898,411)	(1,797,397)	6,852,751	(4,268,017)	6,308,520	(8,563,067)

Net increase (decrease) in contract owners’ equity from operations	(192,798)	(599,184)	11,628,508	(372,415)	13,892,336	(518,920)

Changes from principal transactions:
Purchase payments	91,918	63,851	107,032	119,351	263,965	304,734
Transfers between sub-accounts and the company	(2,681,823)	(1,743,119)	2,687,655	(653,402)	4,111,438	(1,513,065)
Withdrawals	(4,187,405)	(3,957,718)	(4,571,723)	(5,325,279)	(10,110,331)	(10,421,615)
Annual contract fee	(59,377)	(74,981)	(88,182)	(98,722)	(160,037)	(191,901)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,836,687)	(5,711,967)	(1,865,218)	(5,958,052)	(5,894,965)	(11,821,847)

Total increase (decrease) in contract owners’ equity	(7,029,485)	(6,311,151)	9,763,290	(6,330,467)	7,997,371	(12,340,767)
Contract owners’ equity at beginning of period	28,264,076	34,575,227	39,699,358	46,029,825	49,640,809	61,981,576

Contract owners’ equity at end of period	$21,234,591	$28,264,076	$49,462,648	$39,699,358	$57,638,180	$49,640,809

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,471,881	1,771,903	1,089,885	1,243,285	1,753,770	2,118,042
Units issued	111,784	262,539	163,260	94,901	515,523	314,903
Units redeemed	(465,334)	(562,561)	(208,401)	(248,301)	(694,396)	(679,175)

Units, end of period	1,118,331	1,471,881	1,044,744	1,089,885	1,574,897	1,753,770

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

67

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,002,783	$1,155,477	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(579,667)	(817,890)	(1,377,027)	(1,246,923)	(649,891)	(596,360)

Net investment income (loss)	423,116	337,587	(1,377,027)	(1,246,923)	(649,891)	(596,360)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,894,217	—	1,295,669	—
Net realized gain (loss)	(79,357)	943,245	10,633,995	7,469,773	5,148,123	4,162,128

Realized gains (losses)	(79,357)	943,245	13,528,212	7,469,773	6,443,792	4,162,128

Unrealized appreciation (depreciation) during the period	863,861	(7,311,015)	(2,229,609)	23,467,202	(1,598,096)	9,578,156

Net increase (decrease) in contract owners’ equity from operations	1,207,620	(6,030,183)	9,921,576	29,690,052	4,195,805	13,143,924

Changes from principal transactions:
Purchase payments	77,896	162,316	220,965	528,823	287,112	163,558
Transfers between sub-accounts and the company	(1,791,033)	(9,977,506)	(4,238,222)	(3,601,928)	685,134	1,333,615
Withdrawals	(6,551,975)	(8,459,291)	(9,641,774)	(8,844,788)	(6,304,646)	(6,544,001)
Annual contract fee	(84,405)	(128,683)	(235,426)	(238,860)	(133,653)	(131,505)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,349,517)	(18,403,164)	(13,894,457)	(12,156,753)	(5,466,053)	(5,178,333)

Total increase (decrease) in contract owners’ equity	(7,141,897)	(24,433,347)	(3,972,881)	17,533,299	(1,270,248)	7,965,591
Contract owners’ equity at beginning of period	40,384,383	64,817,730	96,525,725	78,992,426	43,353,957	35,388,366

Contract owners’ equity at end of period	$33,242,486	$40,384,383	$92,552,844	$96,525,725	$42,083,709	$43,353,957

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,358,052	3,373,308	4,874,381	5,715,094	1,840,624	2,110,737
Units issued	217,589	277,234	233,048	297,805	362,880	366,254
Units redeemed	(690,906)	(1,292,490)	(928,965)	(1,138,518)	(588,523)	(636,367)

Units, end of period	1,884,735	2,358,052	4,178,464	4,874,381	1,614,981	1,840,624

See accompanying notes.

68

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$846,496	$1,019,062	$656,235	$887,513	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(646,213)	(831,683)	(605,974)	(800,099)	(5,725)	(5,610)

Net investment income (loss)	200,283	187,379	50,261	87,414	(5,725)	(5,610)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	90,785	28,836
Net realized gain (loss)	(549,392)	(392,607)	(703,634)	(675,981)	18,511	29,073

Realized gains (losses)	(549,392)	(392,607)	(703,634)	(675,981)	109,296	57,909

Unrealized appreciation (depreciation) during the period	208,950	(1,140,590)	428,594	(740,596)	(63,071)	168,170

Net increase (decrease) in contract owners’ equity from operations	(140,159)	(1,345,818)	(224,779)	(1,329,163)	40,500	220,469

Changes from principal transactions:
Purchase payments	1,120,588	798,275	70,551	281,979	—	—
Transfers between sub-accounts and the company	(2,502,050)	158,124	5,833,065	865,838	82,683	7,822
Withdrawals	(7,246,831)	(7,366,240)	(14,297,073)	(11,090,017)	(69,566)	(133,439)
Annual contract fee	(88,922)	(123,624)	(110,737)	(150,346)	(217)	(288)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,717,215)	(6,533,465)	(8,504,194)	(10,092,546)	12,900	(125,905)

Total increase (decrease) in contract owners’ equity	(8,857,374)	(7,879,283)	(8,728,973)	(11,421,709)	53,400	94,564
Contract owners’ equity at beginning of period	47,590,266	55,469,549	42,409,155	53,830,864	628,533	533,969

Contract owners’ equity at end of period	$38,732,892	$47,590,266	$33,680,182	$42,409,155	$681,933	$628,533

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,808,179	4,333,120	3,449,202	4,261,970	30,889	37,455
Units issued	808,024	1,426,272	1,108,038	1,554,340	5,314	2,125
Units redeemed	(1,508,192)	(1,951,213)	(1,803,426)	(2,367,108)	(4,778)	(8,691)

Units, end of period	3,108,011	3,808,179	2,753,814	3,449,202	31,425	30,889

See accompanying notes.

69

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$133,319	$213,668	$321,426	$634,114
Expenses:
Mortality and expense risk and administrative charges	(555,173)	(534,707)	(226,580)	(225,619)	(758,967)	(860,457)

Net investment income (loss)	(555,173)	(534,707)	(93,261)	(11,951)	(437,541)	(226,343)

Realized gains (losses) on investments:
Capital gain distributions received	5,551,798	1,635,341	890,796	1,035,565	2,808,639	3,564,356
Net realized gain (loss)	2,676,291	1,440,433	875,853	410,465	1,722,592	(651,178)

Realized gains (losses)	8,228,089	3,075,774	1,766,649	1,446,030	4,531,231	2,913,178

Unrealized appreciation (depreciation) during the period	(5,963,558)	9,373,524	(1,268,567)	3,127,050	(3,081,795)	13,911,703

Net increase (decrease) in contract owners’ equity from operations	1,709,358	11,914,591	404,821	4,561,129	1,011,895	16,598,538

Changes from principal transactions:
Purchase payments	187,326	276,489	34,479	65,874	202,819	250,124
Transfers between sub-accounts and the company	(7,606,068)	5,819,807	(432,673)	202,339	(861,015)	(3,453,051)
Withdrawals	(4,827,440)	(4,263,972)	(1,644,286)	(1,537,002)	(9,617,719)	(11,048,799)
Annual contract fee	(88,128)	(91,049)	(40,057)	(42,665)	(199,617)	(235,972)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,334,310)	1,741,275	(2,082,537)	(1,311,454)	(10,475,532)	(14,487,698)

Total increase (decrease) in contract owners’ equity	(10,624,952)	13,655,866	(1,677,716)	3,249,675	(9,463,637)	2,110,840
Contract owners’ equity at beginning of period	41,882,903	28,227,037	16,350,239	13,100,564	54,104,792	51,993,952

Contract owners’ equity at end of period	$31,257,951	$41,882,903	$14,672,523	$16,350,239	$44,641,155	$54,104,792

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,580,005	1,509,189	637,715	698,433	2,055,624	2,690,873
Units issued	320,936	753,999	40,628	67,936	77,998	107,495
Units redeemed	(771,555)	(683,183)	(122,823)	(128,654)	(488,406)	(742,744)

Units, end of period	1,129,386	1,580,005	555,520	637,715	1,645,216	2,055,624

See accompanying notes.

70

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$24,896	$158,798	$—	$134,101	$4,600	$3,465
Expenses:
Mortality and expense risk and administrative charges	(788,703)	(432,590)	(689,050)	(476,640)	(6,684)	(6,412)

Net investment income (loss)	(763,807)	(273,792)	(689,050)	(342,539)	(2,084)	(2,947)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	80,404	34,246
Net realized gain (loss)	6,603,775	2,564,946	5,251,506	3,666,424	26,195	54,190

Realized gains (losses)	6,603,775	2,564,946	5,251,506	3,666,424	106,599	88,436

Unrealized appreciation (depreciation) during the period	(5,654,457)	7,035,457	(4,502,682)	6,301,156	(60,550)	100,143

Net increase (decrease) in contract owners’ equity from operations	185,511	9,326,611	59,774	9,625,041	43,965	185,632

Changes from principal transactions:
Purchase payments	105,666	58,568	306,942	157,944	—	—
Transfers between sub-accounts and the company	(5,188,837)	32,027,737	(3,858,234)	18,772,873	43,627	41,983
Withdrawals	(7,021,818)	(3,047,028)	(6,467,722)	(4,449,540)	(56,239)	(119,883)
Annual contract fee	(121,970)	(68,659)	(148,399)	(106,964)	(250)	(342)

Net increase (decrease) in contract owners’ equity from principal transactions	(12,226,959)	28,970,618	(10,167,413)	14,374,313	(12,862)	(78,242)

Total increase (decrease) in contract owners’ equity	(12,041,448)	38,297,229	(10,107,639)	23,999,354	31,103	107,390
Contract owners’ equity at beginning of period	61,924,219	23,626,990	49,563,054	25,563,700	712,106	604,716

Contract owners’ equity at end of period	$49,882,771	$61,924,219	$39,455,415	$49,563,054	$743,209	$712,106

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,890,642	999,229	1,607,757	1,160,781	30,222	33,931
Units issued	46,128	1,108,724	173,705	816,473	1,971	2,188
Units redeemed	(429,270)	(217,311)	(508,909)	(369,497)	(2,474)	(5,897)

Units, end of period	1,507,500	1,890,642	1,272,553	1,607,757	29,719	30,222

See accompanying notes.

71

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$163,288	$159,939	$16,035	$969,371	$—	$986,283
Expenses:
Mortality and expense risk and administrative charges	(601,156)	(628,722)	(827,999)	(908,310)	(873,863)	(1,009,069)

Net investment income (loss)	(437,868)	(468,783)	(811,964)	61,061	(873,863)	(22,786)

Realized gains (losses) on investments:
Capital gain distributions received	4,487,426	2,226,118	1,178,226	—	1,174,332	—
Net realized gain (loss)	4,099,253	3,965,780	4,525,045	2,342,635	4,383,348	4,418,132

Realized gains (losses)	8,586,679	6,191,898	5,703,271	2,342,635	5,557,680	4,418,132

Unrealized appreciation (depreciation) during the period	(6,251,656)	5,205,014	(5,839,237)	13,256,375	(5,814,273)	11,911,592

Net increase (decrease) in contract owners’ equity from operations	1,897,155	10,928,129	(947,930)	15,660,071	(1,130,456)	16,306,938

Changes from principal transactions:
Purchase payments	110,959	80,080	218,470	415,589	239,161	310,631
Transfers between sub-accounts and the company	(1,330,050)	2,747,348	(4,004,756)	(2,787,253)	(1,604,614)	(3,250,185)
Withdrawals	(6,118,243)	(5,485,401)	(6,492,955)	(7,645,826)	(9,545,209)	(11,662,601)
Annual contract fee	(96,363)	(99,293)	(115,310)	(139,792)	(164,089)	(204,385)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,433,697)	(2,757,266)	(10,394,551)	(10,157,282)	(11,074,751)	(14,806,540)

Total increase (decrease) in contract owners’ equity	(5,536,542)	8,170,863	(11,342,481)	5,502,789	(12,205,207)	1,500,398
Contract owners’ equity at beginning of period	44,414,360	36,243,497	62,666,546	57,163,757	63,340,850	61,840,452

Contract owners’ equity at end of period	$38,877,818	$44,414,360	$51,324,065	$62,666,546	$51,135,643	$63,340,850

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,702,861	1,813,559	1,744,585	2,066,168	2,184,072	2,734,378
Units issued	429,523	424,809	44,149	89,229	137,654	162,435
Units redeemed	(693,482)	(535,507)	(340,696)	(410,812)	(519,130)	(712,741)

Units, end of period	1,438,902	1,702,861	1,448,038	1,744,585	1,802,596	2,184,072

See accompanying notes.

72

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I
	2014	2013 (q)	2014	2013 (q)	2014	2013
Income:
Dividend distributions received	$—	$—	$—	$—	$2,108,540	$2,934,425
Expenses:
Mortality and expense risk and administrative charges	—	(409,117)	—	(254,149)	(735,126)	(822,598)

Net investment income (loss)	—	(409,117)	—	(254,149)	1,373,414	2,111,827

Realized gains (losses) on investments:
Capital gain distributions received	—	2,034,259	—	1,162,445	—	—
Net realized gain (loss)	—	11,332,580	—	5,728,859	(849,078)	(984,339)

Realized gains (losses)	—	13,366,839	—	6,891,304	(849,078)	(984,339)

Unrealized appreciation (depreciation) during the period	—	(4,546,851)	—	(2,040,522)	1,204,894	149,595

Net increase (decrease) in contract owners’ equity from operations	—	8,410,871	—	4,596,633	1,729,230	1,277,083

Changes from principal transactions:
Purchase payments	—	84,298	—	64,078	115,438	199,039
Transfers between sub-accounts and the company	—	(32,516,858)	—	(16,549,381)	(622,847)	(440,396)
Withdrawals	—	(2,653,554)	—	(3,096,007)	(5,529,569)	(7,068,534)
Annual contract fee	—	(78,740)	—	(63,263)	(66,961)	(77,978)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(35,164,854)	—	(19,644,573)	(6,103,939)	(7,387,869)

Total increase (decrease) in contract owners’ equity	—	(26,753,983)	—	(15,047,940)	(4,374,709)	(6,110,786)
Contract owners’ equity at beginning of period	—	26,753,983	—	15,047,940	51,408,628	57,519,414

Contract owners’ equity at end of period	$—	$—	$—	$—	$47,033,919	$51,408,628

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	1,576,139	—	896,853	2,443,294	2,794,996
Units issued	—	119,528	—	256,304	125,787	236,392
Units redeemed	—	(1,695,667)	—	(1,153,157)	(410,086)	(588,094)

Units, end of period	—	—	—	—	2,158,995	2,443,294

(q)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

73

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,105,054	$3,061,337	$1,964,652	$2,559,976	$4,123,260	$4,526,886
Expenses:
Mortality and expense risk and administrative charges	(855,190)	(969,265)	(1,003,215)	(1,540,550)	(1,180,966)	(1,170,554)

Net investment income (loss)	1,249,864	2,092,072	961,437	1,019,426	2,942,294	3,356,332

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,309,511)	(1,424,202)	(2,116,401)	(2,252,902)	(862,571)	(342,009)

Realized gains (losses)	(1,309,511)	(1,424,202)	(2,116,401)	(2,252,902)	(862,571)	(342,009)

Unrealized appreciation (depreciation) during the period	1,784,717	539,369	3,961,076	(3,393,180)	4,509,159	(7,399,712)

Net increase (decrease) in contract owners’ equity from operations	1,725,070	1,207,239	2,806,112	(4,626,656)	6,588,882	(4,385,389)

Changes from principal transactions:
Purchase payments	206,956	157,133	238,213	545,002	370,286	468,283
Transfers between sub-accounts and the company	(3,468)	3,095,101	1,419,850	(42,876,955)	2,523,054	15,431,292
Withdrawals	(9,590,697)	(11,165,056)	(16,391,772)	(15,522,068)	(16,984,419)	(8,854,029)
Annual contract fee	(143,954)	(172,216)	(467,830)	(701,645)	(1,134,511)	(1,159,002)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,531,163)	(8,085,038)	(15,201,539)	(58,555,666)	(15,225,590)	5,886,544

Total increase (decrease) in contract owners’ equity	(7,806,093)	(6,877,799)	(12,395,427)	(63,182,322)	(8,636,708)	1,501,155
Contract owners’ equity at beginning of period	56,410,215	63,288,014	75,349,690	138,532,012	134,025,350	132,524,195

Contract owners’ equity at end of period	$48,604,122	$56,410,215	$62,954,263	$75,349,690	$125,388,642	$134,025,350

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,797,996	3,197,994	6,318,672	11,123,949	11,116,677	10,628,736
Units issued	313,418	476,334	3,362,194	2,251,174	443,307	1,444,927
Units redeemed	(760,818)	(876,332)	(4,619,562)	(7,056,451)	(1,664,162)	(956,986)

Units, end of period	2,350,596	2,797,996	5,061,304	6,318,672	9,895,822	11,116,677

See accompanying notes.

74

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$4,156,105	$4,456,454	$4,622,166	$5,489,731	$188,899	$187,138
Expenses:
Mortality and expense risk and administrative charges	(1,905,382)	(2,303,809)	(2,481,738)	(3,326,062)	(235,365)	(204,105)

Net investment income (loss)	2,250,723	2,152,645	2,140,428	2,163,669	(46,466)	(16,967)

Realized gains (losses) on investments:
Capital gain distributions received	—	3,273,733	—	4,325,024	240,255	182,630
Net realized gain (loss)	(568,753)	2,521,445	(2,202,652)	915,239	760,885	636,988

Realized gains (losses)	(568,753)	5,795,178	(2,202,652)	5,240,263	1,001,140	819,618

Unrealized appreciation (depreciation) during the period	2,386,722	(13,534,500)	4,615,092	(15,687,227)	530,078	2,803,651

Net increase (decrease) in contract owners’ equity from operations	4,068,692	(5,586,677)	4,552,868	(8,283,295)	1,484,752	3,606,302

Changes from principal transactions:
Purchase payments	380,460	486,647	1,209,809	950,876	20,851	62,815
Transfers between sub-accounts and the company	(2,315,992)	(13,740,033)	(14,785,997)	(32,526,458)	2,447,844	276,659
Withdrawals	(16,154,710)	(19,421,747)	(25,558,975)	(35,278,019)	(1,403,810)	(884,962)
Annual contract fee	(240,241)	(339,310)	(367,491)	(536,880)	(27,339)	(25,126)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,330,483)	(33,014,443)	(39,502,654)	(67,390,481)	1,037,546	(570,614)

Total increase (decrease) in contract owners’ equity	(14,261,791)	(38,601,120)	(34,949,786)	(75,673,776)	2,522,298	3,035,688
Contract owners’ equity at beginning of period	134,679,853	173,280,973	173,637,056	249,310,832	14,852,985	11,817,297

Contract owners’ equity at end of period	$120,418,062	$134,679,853	$138,687,270	$173,637,056	$17,375,283	$14,852,985

	2014	2013	2014	2013	2014	2013
Units, beginning of period	6,065,486	7,523,775	9,212,786	12,616,856	834,815	874,568
Units issued	456,445	443,797	808,390	1,237,356	152,966	108,966
Units redeemed	(1,262,248)	(1,902,086)	(2,770,929)	(4,641,426)	(99,531)	(148,719)

Units, end of period	5,259,683	6,065,486	7,250,247	9,212,786	888,250	834,815

See accompanying notes.

75

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Stock Market Index Trust Series II		U.S. Equity Trust Series I		U.S. Equity Trust Series II
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$337,975	$415,376	$1,532,759	$1,757,069	$90,304	$108,659
Expenses:
Mortality and expense risk and administrative charges	(556,303)	(562,739)	(1,569,524)	(1,573,159)	(116,465)	(124,104)

Net investment income (loss)	(218,328)	(147,363)	(36,765)	183,910	(26,161)	(15,445)

Realized gains (losses) on investments:
Capital gain distributions received	530,821	471,306	—	—	—	—
Net realized gain (loss)	2,604,626	1,090,724	4,472,227	2,512,664	489,960	384,750

Realized gains (losses)	3,135,447	1,562,030	4,472,227	2,512,664	489,960	384,750

Unrealized appreciation (depreciation) during the period	176,480	8,083,767	5,425,016	22,889,672	163,908	1,400,177

Net increase (decrease) in contract owners’ equity from operations	3,093,599	9,498,434	9,860,478	25,586,246	627,707	1,769,482

Changes from principal transactions:
Purchase payments	182,657	207,230	256,058	404,258	19,976	80,749
Transfers between sub-accounts and the company	2,343,727	(60,068)	(2,904,341)	(3,157,366)	(299,711)	155,603
Withdrawals	(6,941,579)	(6,105,072)	(12,768,576)	(12,650,561)	(1,120,606)	(1,424,177)
Annual contract fee	(140,398)	(161,719)	(138,033)	(165,203)	(29,593)	(44,323)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,555,593)	(6,119,629)	(15,554,892)	(15,568,872)	(1,429,934)	(1,232,148)

Total increase (decrease) in contract owners’ equity	(1,461,994)	3,378,805	(5,694,414)	10,017,374	(802,227)	537,334
Contract owners’ equity at beginning of period	36,728,104	33,349,299	113,144,895	103,127,521	7,839,672	7,302,338

Contract owners’ equity at end of period	$35,266,110	$36,728,104	$107,450,481	$113,144,895	$7,037,445	$7,839,672

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,603,910	1,905,301	7,022,288	8,093,529	490,229	575,607
Units issued	177,338	121,854	48,842	62,388	26,071	84,534
Units redeemed	(374,085)	(423,245)	(978,281)	(1,133,629)	(112,568)	(169,912)

Units, end of period	1,407,163	1,603,910	6,092,849	7,022,288	403,732	490,229

See accompanying notes.

76

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Utilities Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$139,603	$135,325	$2,768,446	$1,877,507	$610,488	$388,887
Expenses:
Mortality and expense risk and administrative charges	(88,503)	(68,907)	(3,147,896)	(2,411,628)	(313,024)	(305,466)

Net investment income (loss)	51,100	66,418	(379,450)	(534,121)	297,464	83,421

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	751,545	—
Net realized gain (loss)	(154,480)	(95,113)	(2,517,619)	(2,119,670)	2,327,794	1,625,460

Realized gains (losses)	(154,480)	(95,113)	(2,517,619)	(2,119,670)	3,079,339	1,625,460

Unrealized appreciation (depreciation) during the period	13,644	(34,476)	(956,934)	(129,326)	(1,194,542)	1,709,242

Net increase (decrease) in contract owners’ equity from operations	(89,736)	(63,171)	(3,854,003)	(2,783,117)	2,182,261	3,418,123

Changes from principal transactions:
Purchase payments	6,232	7,150	3,140,916	4,101,070	28,602	60,304
Transfers between sub-accounts and the company	21,325,116	12,143,074	294,385,030	222,885,691	1,389,807	(219,333)
Withdrawals	(22,186,752)	(9,394,628)	(278,364,844)	(155,522,046)	(3,182,936)	(2,750,713)
Annual contract fee	(93,172)	(98,418)	(1,339,344)	(1,039,266)	(44,213)	(52,424)

Net increase (decrease) in contract owners’ equity from principal transactions	(948,576)	2,657,178	17,821,758	70,425,449	(1,808,740)	(2,962,166)

Total increase (decrease) in contract owners’ equity	(1,038,312)	2,594,007	13,967,755	67,642,332	373,521	455,957
Contract owners’ equity at beginning of period	9,848,649	7,254,642	187,845,018	120,202,686	19,525,852	19,069,895

Contract owners’ equity at end of period	$8,810,337	$9,848,649	$201,812,773	$187,845,018	$19,899,373	$19,525,852

	2014	2013	2014	2013	2014	2013
Units, beginning of period	805,526	588,127	15,827,427	9,950,153	706,148	820,409
Units issued	2,318,907	1,807,106	34,824,080	27,446,773	141,569	101,608
Units redeemed	(2,396,848)	(1,589,707)	(33,364,033)	(21,569,499)	(198,033)	(215,869)

Units, end of period	727,585	805,526	17,287,474	15,827,427	649,684	706,148

See accompanying notes.

77

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities (i)		Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$553,403	$362,608	$2,387	$14,998	$417,935	$759,038
Expenses:
Mortality and expense risk and administrative charges	(328,496)	(342,756)	(60,824)	(60,486)	(1,221,696)	(1,257,585)

Net investment income (loss)	224,907	19,852	(58,437)	(45,488)	(803,761)	(498,547)

Realized gains (losses) on investments:
Capital gain distributions received	740,595	—	247,625	—	8,723,715	—
Net realized gain (loss)	2,550,532	2,626,757	233,103	12,613	9,382,082	7,973,573

Realized gains (losses)	3,291,127	2,626,757	480,728	12,613	18,105,797	7,973,573

Unrealized appreciation (depreciation) during the period	(1,407,580)	960,321	(291,633)	1,388,131	(9,735,228)	20,367,620

Net increase (decrease) in contract owners’ equity from operations	2,108,454	3,606,930	130,658	1,355,256	7,566,808	27,842,646

Changes from principal transactions:
Purchase payments	51,915	154,352	12,680	3,180	184,646	347,674
Transfers between sub-accounts and the company	539,252	(424,855)	(197,114)	(220,391)	(4,910,472)	(5,573,983)
Withdrawals	(3,915,186)	(3,838,710)	(556,463)	(367,663)	(13,712,599)	(10,907,768)
Annual contract fee	(63,614)	(68,494)	(13,423)	(14,155)	(270,683)	(297,334)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,387,633)	(4,177,707)	(754,320)	(599,029)	(18,709,108)	(16,431,411)

Total increase (decrease) in contract owners’ equity	(1,279,179)	(570,777)	(623,662)	756,227	(11,142,300)	11,411,235
Contract owners’ equity at beginning of period	20,042,630	20,613,407	4,387,200	3,630,973	99,907,065	88,495,830

Contract owners’ equity at end of period	$18,763,451	$20,042,630	$3,763,538	$4,387,200	$88,764,765	$99,907,065

	2014	2013	2014	2013	2014	2013
Units, beginning of period	494,159	599,810	83,852	98,881	3,190,504	3,840,703
Units issued	77,378	82,226	464	44	66,436	155,689
Units redeemed	(152,849)	(187,877)	(11,847)	(15,073)	(630,193)	(805,888)

Units, end of period	418,688	494,159	72,469	83,852	2,626,747	3,190,504

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

78

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series II
	2014	2013
Income:
Dividend distributions received	$76,011	$184,622
Expenses:
Mortality and expense risk and administrative charges	(460,951)	(465,285)

Net investment income (loss)	(384,940)	(280,663)

Realized gains (losses) on investments:
Capital gain distributions received	2,791,905	—
Net realized gain (loss)	4,132,582	3,810,444

Realized gains (losses)	6,924,487	3,810,444

Unrealized appreciation (depreciation) during the period	(4,312,579)	4,854,027

Net increase (decrease) in contract owners’ equity from operations	2,226,968	8,383,808

Changes from principal transactions:
Purchase payments	92,430	63,170
Transfers between sub-accounts and the company	(1,573,926)	841,334
Withdrawals	(4,126,169)	(4,001,898)
Annual contract fee	(80,880)	(87,646)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,688,545)	(3,185,040)

Total increase (decrease) in contract owners’ equity	(3,461,577)	5,198,768
Contract owners’ equity at beginning of period	31,852,918	26,654,150

Contract owners’ equity at end of period	$28,391,341	$31,852,918

	2014	2013
Units, beginning of period	1,099,312	1,216,021
Units issued	162,610	233,180
Units redeemed	(342,357)	(349,889)

Units, end of period	919,565	1,099,312

See accompanying notes.

79

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements

December 31, 2014

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Account consists of 126 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Financial Services Trust Series I	Financial Industries Trust Series I	11/10/2014
Financial Services Trust Series II	Financial Industries Trust Series II	11/10/2014
Lifestyle Aggressive Trust Series I	Lifestyle Aggressive MVP Series I	5/5/2014
Lifestyle Aggressive Trust Series II	Lifestyle Aggressive MVP Series II	5/5/2014
Lifestyle Balanced Trust Series I	Lifestyle Balanced MVP Series I	5/5/2014
Lifestyle Balanced Trust Series II	Lifestyle Balanced MVP Series II	5/5/2014
Lifestyle Balanced Trust Series NAV	Lifestyle Balanced MVP Series NAV	5/5/2014
Lifestyle Conservative Trust Series I	Lifestyle Conservative MVP Series I	5/5/2014
Lifestyle Conservative Trust Series II	Lifestyle Conservative MVP Series II	5/5/2014
Lifestyle Growth Trust Series I	Lifestyle Growth MVP Series I	5/5/2014
Lifestyle Growth Trust Series II	Lifestyle Growth MVP Series II	5/5/2014
Lifestyle Growth Trust Series NAV	Lifestyle Growth MVP Series NAV	5/5/2014
Lifestyle Moderate Trust Series I	Lifestyle Moderate MVP Series I	5/5/2014
Lifestyle Moderate Trust Series II	Lifestyle Moderate MVP Series II	5/5/2014

Sub-accounts closed in 2014 are as follows:

80

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

1.	Organization — (continued):

Sub-accounts Closed	Effective Date
Bond PS Series II	11/10/2014
Fundamental Value Trust Series I	11/10/2014
Fundamental Value Trust Series II	11/10/2014
Natural Resources Trust Series II	11/10/2014

81

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2014.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the prior fiscal years remain open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2014, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

82

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

83

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2014. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2014:

Mutual Funds
Level 1	$42,169,608,982
Level 2	—
Level 3	—

$42,169,608,982

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2014.

84

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2014 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$8,502,913	$14,926,920
500 Index Fund B Series II	8,126,977	9,273,208
500 Index Fund B Series NAV	9,338,797	47,144,491
Active Bond Trust Series I	5,562,853	8,113,478
Active Bond Trust Series II	14,438,198	53,899,468
All Cap Core Trust Series I	831,536	7,652,328
All Cap Core Trust Series II	869,523	3,022,122
American Asset Allocation Trust Series I	6,769,751	23,485,305
American Asset Allocation Trust Series II	23,696,337	167,997,883
American Asset Allocation Trust Series III	4,120,107	27,320,028
American Global Growth Trust Series II	7,720,688	37,414,908
American Global Growth Trust Series III	1,794,220	6,344,255
American Growth Trust Series II	14,850,716	165,341,774
American Growth Trust Series III	2,631,464	20,499,520
American Growth-Income Trust Series I	5,363,454	28,148,524
American Growth-Income Trust Series II	7,962,325	155,333,478
American Growth-Income Trust Series III	3,911,108	52,283,794
American International Trust Series II	29,575,583	91,686,871
American International Trust Series III	4,025,542	7,514,877
American New World Trust Series II	11,683,861	17,007,278
American New World Trust Series III	172,705	269,387
Basic Value Focus (a)	909,258	1,083,882
Blue Chip Growth Trust Series I	17,633,196	52,220,607
Blue Chip Growth Trust Series II	17,865,591	38,724,041
Bond PS Series II (b)	4,457,660	4,687,949
Bond Trust Series I	10,802,243	39,219,747
Bond Trust Series II	25,552,656	103,597,720
Capital Appreciation Trust Series I	22,236,551	28,825,183
Capital Appreciation Trust Series II	14,841,475	17,882,573
Capital Appreciation Value Trust Series II	46,756,906	42,679,023
Core Bond Trust Series II	3,977,410	4,963,945
Core Strategy Trust Series I	9,409,481	20,536,551
Core Strategy Trust Series II	165,644,469	412,489,258
Core Strategy Trust Series NAV	230,690	3,171,881
DWS Equity 500 Index (a)	1,733,988	3,435,428
Equity-Income Trust Series I	30,021,713	44,709,550
Equity-Income Trust Series II	23,183,774	37,888,377
Financial Industries Trust Series I	920,058	2,770,933
Financial Industries Trust Series II	2,147,573	7,181,890
Franklin Templeton Founding Allocation Trust Series I	1,687,429	8,672,929
Franklin Templeton Founding Allocation Trust Series II	37,496,296	165,427,270
Fundamental All Cap Core Trust Series II	2,514,266	15,707,512
Fundamental Large Cap Value Trust Series I	266,905,381	12,624,338
Fundamental Large Cap Value Trust Series II	217,621,375	23,217,030
Fundamental Value Trust Series I (c)	65,101,312	307,002,016
Fundamental Value Trust Series II (c)	52,226,566	252,023,620
Global Allocation (a)	89,314	110,109
Global Bond Trust Series I	2,108,696	10,115,465
Global Bond Trust Series II	5,188,756	29,017,511

85

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Global Trust Series I	$30,214,160	$26,244,023
Global Trust Series II	35,664,294	9,255,899
Health Sciences Trust Series I	19,148,543	18,271,957
Health Sciences Trust Series II	29,354,751	30,495,565
High Yield Trust Series I	23,799,925	33,306,564
High Yield Trust Series II	23,644,420	43,601,794
International Core Trust Series I	3,026,718	4,982,012
International Core Trust Series II	3,781,008	7,207,997
International Equity Index Trust B Series I	1,839,410	3,569,746
International Equity Index Trust B Series II	3,842,855	7,130,383
International Equity Index Trust B Series NAV	969,418	4,085,236
International Growth Stock Trust Series II	3,900,451	5,398,120
International Small Company Trust Series I	2,361,566	6,324,830
International Small Company Trust Series II	2,839,839	7,150,995
International Value Trust Series I	5,268,861	16,235,693
International Value Trust Series II	6,386,824	19,043,290
Investment Quality Bond Trust Series I	12,201,185	32,271,578
Investment Quality Bond Trust Series II	9,257,724	19,570,214
Lifestyle Aggressive MVP Series I	6,111,411	14,992,592
Lifestyle Aggressive MVP Series II	8,044,748	38,862,387
Lifestyle Aggressive Trust PS Series I	1,831,801	1,166,173
Lifestyle Aggressive Trust PS Series II	4,562,282	751,685
Lifestyle Balanced MVP Series I	29,378,022	120,244,355
Lifestyle Balanced MVP Series II	235,926,820	1,645,095,590
Lifestyle Balanced MVP Series NAV	7,110	1,076
Lifestyle Balanced Trust PS Series I	11,696,592	1,087,495
Lifestyle Balanced Trust PS Series II	321,601,533	56,249,997
Lifestyle Conservative MVP Series I	25,419,099	44,275,404
Lifestyle Conservative MVP Series II	259,154,157	524,995,747
Lifestyle Conservative Trust PS Series I	6,748,675	2,757,841
Lifestyle Conservative Trust PS Series II	78,394,083	33,939,348
Lifestyle Growth MVP Series I	41,163,261	124,828,158
Lifestyle Growth MVP Series II	422,039,968	2,564,006,761
Lifestyle Growth MVP Series NAV	19,757	8,284
Lifestyle Growth Trust PS Series I	21,892,911	3,247,999
Lifestyle Growth Trust PS Series II	1,072,002,253	94,407,946
Lifestyle Moderate MVP Series I	29,934,666	51,258,705
Lifestyle Moderate MVP Series II	279,236,176	558,852,912
Lifestyle Moderate Trust PS Series I	3,918,060	462,109
Lifestyle Moderate Trust PS Series II	98,451,943	24,518,243
Mid Cap Index Trust Series I	3,827,527	8,063,906
Mid Cap Index Trust Series II	6,767,191	17,277,573
Mid Cap Stock Trust Series I	32,635,369	33,844,779
Mid Cap Stock Trust Series II	23,148,926	31,951,572
Mid Value Trust Series I	7,960,910	13,809,413
Mid Value Trust Series II	8,964,046	18,311,151
Money Market Trust B Series NAV	1,088,499	4,733,076
Money Market Trust Series I	1,794,312	25,230,048
Money Market Trust Series II	1,305,492	113,068,319
Mutual Shares Trust Series I	13,057,482	36,980,847
Natural Resources Trust Series II (d)	7,773,446	73,344,030
PIMCO All Asset (a)	3,300,552	9,385,296

86

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Real Estate Securities Trust Series I	$7,584,529	$9,394,318
Real Estate Securities Trust Series II	13,128,305	19,118,900
Real Return Bond Trust Series II	4,804,000	12,730,403
Science & Technology Trust Series I	7,484,996	19,862,262
Science & Technology Trust Series II	9,018,494	13,838,768
Short Term Government Income Trust Series I	10,835,558	19,352,489
Short Term Government Income Trust Series II	13,179,138	21,633,070
Small Cap Growth Trust Series I	201,738	103,781
Small Cap Growth Trust Series II	12,717,089	20,054,774
Small Cap Index Trust Series I	2,018,119	3,303,122
Small Cap Index Trust Series II	5,172,255	13,276,690
Small Cap Opportunities Trust Series I	1,474,830	14,465,595
Small Cap Opportunities Trust Series II	3,994,126	14,850,589
Small Cap Value Trust Series I	131,277	65,817
Small Cap Value Trust Series II	12,599,505	15,983,645
Small Company Value Trust Series I	2,671,055	12,699,343
Small Company Value Trust Series II	2,534,048	13,308,330
Strategic Income Opportunities Trust Series I	4,753,697	9,484,220
Strategic Income Opportunities Trust Series II	6,828,401	15,109,699
Total Bond Market Trust B Series II	39,308,039	53,548,140
Total Bond Market Trust B Series NAV	9,549,727	21,833,023
Total Return Trust Series I	14,235,591	30,315,353
Total Return Trust Series II	10,619,903	47,982,127
Total Stock Market Index Trust Series I	3,271,052	2,039,715
Total Stock Market Index Trust Series II	5,067,935	9,311,033
U.S. Equity Trust Series I	2,287,454	17,879,111
U.S. Equity Trust Series II	531,871	1,987,966
Ultra Short Term Bond Trust Series I	28,365,109	29,262,585
Ultra Short Term Bond Trust Series II	382,861,372	365,419,062
Utilities Trust Series I	5,535,237	6,294,970
Utilities Trust Series II	4,582,752	7,004,884
Value Opportunities (a)	268,822	833,953
Value Trust Series I	11,188,876	21,978,031
Value Trust Series II	5,142,613	8,424,192

(a)	Sub-account that invests in non-affiliated Trust.

(b)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

(c)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(d)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

87

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2014	2,793	$18.76 to $18.18	$51,298	1.90% to 0.45%	1.48%	12.82% to 11.20%
	2013	3,220	16.63 to 16.35	52,973	1.90 to 0.45	1.81	31.43 to 29.54
	2012	3,285	12.65 to 12.62	41,546	1.90 to 0.45	3.62	1.22 to 0.98

500 Index Fund B Series II	2014	2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86
	2013	2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02
	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96

500 Index Fund B Series NAV	2014	12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13
	2013	15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36
	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20
	2011	4,147	10.75 to 10.43	44,281	2.05 to 1.40	1.71	0.45 to -0.20
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53

Active Bond Trust Series I	2014	2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80
	2013	2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	-0.21 to -1.64
	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63
	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71

Active Bond Trust Series II	2014	10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43
	2013	12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	-0.40 to -1.98
	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25
	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40

All Cap Core Trust Series I	2014	1,689	21.99 to 20.30	43,007	1.90 to 0.45	0.93	9.15 to 7.58
	2013	1,966	20.14 to 18.87	46,248	1.90 to 0.45	1.23	33.72 to 31.80
	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36
	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	-0.04 to -1.48
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91

All Cap Core Trust Series II	2014	223	29.14 to 26.85	5,517	2.05 to 0.45	0.73	8.97 to 7.24
	2013	311	26.74 to 25.04	7,210	2.05 to 0.45	1.00	33.44 to 31.33
	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00
	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	-0.31 to -1.89
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53

American Asset Allocation Trust Series I	2014	7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07
	2013	8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98
	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57
	2011	11,512	12.12 to 11.33	133,210	1.90 to 0.45	1.39	0.46 to -0.98
	2010	13,637	12.07 to 11.44	158,613	1.90 to 0.45	1.53	11.55 to 9.95

American Asset Allocation Trust Series II	2014	74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76
	2013	83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63
	2012	91,998	13.89 to 12.68	1,205,239	2.05 to 0.45	1.39	14.97 to 13.14
	2011	102,406	12.08 to 11.21	1,178,706	2.05 to 0.45	1.29	0.40 to -1.19
	2010	113,271	12.03 to 11.35	1,311,937	2.05 to 0.45	1.44	11.40 to 9.63

American Asset Allocation Trust Series III	2014	8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78
	2013	9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85
	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36
	2011	11,486	12.73 to 12.36	145,763	1.55 to 0.80	1.82	0.47 to -0.28
	2010	12,112	12.67 to 12.40	153,108	1.55 to 0.80	1.96	11.64 to 10.81

American Global Growth Trust Series II	2014	11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25
	2013	13,049	17.73 to 15.94	215,498	2.05 to 0.45	0.78	27.85 to 25.82
	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51
	2011	13,481	11.42 to 10.60	146,410	2.05 to 0.45	0.73	-9.81 to -11.24
	2010	15,211	12.66 to 11.94	185,112	2.05 to 0.45	0.92	10.68 to 8.92

American Global Growth Trust Series III	2014	1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74
	2013	2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28
	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59
	2011	293	11.82 to 11.48	3,433	1.55 to 0.80	1.35	-9.64 to -10.32
	2010	254	13.08 to 12.80	3,306	1.55 to 0.80	1.59	10.91 to 10.08

American Growth Trust Series II	2014	26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77
	2013	32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85
	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84
	2011	47,556	20.41 to 17.77	813,415	2.05 to 0.45	0.08	-5.22 to -6.72
	2010	54,531	21.54 to 19.05	1,000,428	2.05 to 0.45	0.19	17.61 to 15.74

American Growth Trust Series III	2014	5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81
	2013	6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57
	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06
	2011	8,503	11.55 to 11.22	97,874	1.55 to 0.80	0.64	-5.06 to -5.76
	2010	7,318	12.17 to 11.91	88,815	1.55 to 0.80	0.77	17.74 to 16.86

American Growth-Income Trust Series I	2014	5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18

88

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series I	2013		5,907	$28.08 to $24.05	$148,730	1.90% to 0.45%	0.96%	32.42% to 30.51%
	2012		6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94
	2011		7,269	18.18 to 16.03	120,909	1.90 to 0.45	1.07	-2.53 to -3.93
	2010		9,001	18.65 to 16.69	155,150	1.90 to 0.45	1.06	10.56 to 8.97

American Growth-Income Trust Series II	2014		25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88
	2013		31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14
	2012		39,801	21.08 to 18.06	703,311	2.05 to 0.45	1.13	16.42 to 14.56
	2011		43,877	18.11 to 15.76	673,246	2.05 to 0.45	1.00	-2.68 to -4.23
	2010		50,328	18.60 to 16.46	804,949	2.05 to 0.45	0.96	10.34 to 8.59

American Growth-Income Trust Series III	2014		12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93
	2013		15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90
	2012		18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69
	2011		6,505	11.68 to 11.35	75,720	1.55 to 0.80	1.56	-2.53 to -3.26
	2010		6,613	11.99 to 11.73	79,060	1.55 to 0.80	1.52	10.55 to 9.72

American International Trust Series II	2014		16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11
	2013		18,938	34.18 to 28.82	492,157	2.05 to 0.45	0.77	20.44 to 18.53
	2012		22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87
	2011		26,582	24.31 to 21.17	510,240	2.05 to 0.45	1.22	-14.76 to -16.11
	2010		28,123	28.52 to 25.23	646,557	2.05 to 0.45	1.44	6.20 to 4.52

American International Trust Series III	2014		3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16
	2013		3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61
	2012		4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12
	2011		4,312	10.44 to 10.14	44,827	1.55 to 0.80	2.19	-14.73 to -15.37
	2010		2,699	12.24 to 11.98	32,941	1.55 to 0.80	2.87	6.40 to 5.60

American New World Trust Series II	2014		3,510	14.81 to 13.10	47,465	2.05 to 0.45	0.61	-8.78 to -10.23
	2013		3,887	16.23 to 14.59	58,758	2.05 to 0.45	0.76	10.24 to 8.49
	2012		4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73
	2011		5,024	12.63 to 11.72	60,330	2.05 to 0.45	1.04	-14.79 to -16.14
	2010		6,201	14.82 to 13.97	88,319	2.05 to 0.45	1.14	16.66 to 14.81

American New World Trust Series III	2014		134	13.66 to 12.97	1,800	1.55 to 0.80	1.15	-8.68 to -9.37
	2013		144	14.96 to 14.31	2,122	1.55 to 0.80	1.10	10.47 to 9.65
	2012		190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89
	2011		228	11.60 to 11.26	2,628	1.55 to 0.80	1.75	-14.71 to -15.34
	2010		198	13.60 to 13.30	2,681	1.55 to 0.80	1.83	16.90 to 16.03

Basic Value Focus (e)	2014		164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69
	2013		190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26
	2012		235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73
	2011		281	28.06 to 14.31	6,462	1.90 to 1.40	1.41	-3.99 to -4.47
	2010		382	29.22 to 14.98	8,946	1.90 to 1.40	1.39	11.11 to 10.55

Blue Chip Growth Trust Series I	2014		6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02
	2013		7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67
	2012		8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08
	2011		10,365	17.66 to 13.51	215,783	1.90 to 0.45	0.01	0.99 to -0.47
	2010		12,612	17.49 to 13.57	259,341	1.90 to 0.45	0.08	15.63 to 13.97

Blue Chip Growth Trust Series II	2014		4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67
	2013		5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17
	2012		6,083	20.29 to 19.55	106,689	2.05 to 0.45	0.00	17.56 to 15.68
	2011		7,061	17.26 to 16.90	106,722	2.05 to 0.45	0.00	0.79 to -0.81
	2010		7,826	17.13 to 17.04	118,731	2.05 to 0.45	0.05	15.42 to 13.59

Bond PS Series II	2014	(n)	0	13.33 to 12.96	0	2.00 to 0.80	7.15	3.87 to 2.81
	2013		19	12.84 to 12.61	245	2.00 to 0.80	2.78	-2.50 to -3.67
	2012		22	13.17 to 13.09	284	2.00 to 0.80	1.23	4.82 to 3.56
	2011		176	12.64 to 12.56	2,232	2.00 to 0.80	2.49	1.11 to 0.50

Bond Trust Series I	2014		16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91
	2013		19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	-2.24 to -2.88
	2012		18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69
	2011		18,061	12.58 to 12.56	227,156	1.55 to 0.80	14.59	0.64 to 0.51

Bond Trust Series II	2014		37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26
	2013		43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	-2.07 to -3.63
	2012		42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96
	2011		44,532	12.58 to 12.55	559,347	2.05 to 0.45	13.46	0.67 to 0.40

Capital Appreciation Trust Series I	2014		8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59
	2013		10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83
	2012		12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79
	2011		14,255	12.53 to 10.87	140,336	1.90 to 0.45	0.07	-0.37 to -1.80
	2010		17,221	12.76 to 10.91	171,777	1.90 to 0.45	0.15	11.33 to 9.73

Capital Appreciation Trust Series II	2014		2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25
	2013		3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32
	2012		3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48
	2011		4,312	17.63 to 16.72	63,258	2.05 to 0.45	0.03	-0.62 to -2.19
	2010		4,936	18.03 to 16.83	73,641	2.05 to 0.45	0.02	11.08 to 9.31

89

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Capital Appreciation Value Trust Series II	2014		15,683	$21.06 to $18.97	$308,166	2.05% to 0.45%	1.19%	11.54% to 9.77%
	2013		17,243	18.88 to 17.28	307,584	2.05 to 0.45	1.03	21.39 to 19.46
	2012		19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16
	2011		21,275	13.65 to 12.90	280,113	2.05 to 0.45	1.15	2.41 to 0.79
	2010		24,073	13.33 to 12.80	312,548	2.05 to 0.45	1.26	13.12 to 11.33

Core Bond Trust Series II	2014		400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59
	2013		465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	-2.79 to -4.34
	2012		638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10
	2011		766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55 to 5.85
	2010		833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44 to 4.75

Core Strategy Trust Series I	2014		9,263	14.40 to 14.22	133,129	1.55 to 0.80	2.32	5.26 to 4.48
	2013	(m)	10,218	13.68 to 13.61	139,653	1.55 to 0.80	8.51	9.41 to 8.86

Core Strategy Trust Series II	2014		190,433	18.44 to 14.47	3,409,588	2.10 to 0.35	2.20	5.54 to 3.71
	2013		205,775	17.78 to 13.71	3,544,521	2.10 to 0.35	1.49	16.56 to 9.66
	2012		42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93
	2011		44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	-0.44 to -2.07
	2010		46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36 to 11.67

Core Strategy Trust Series NAV	2014		423	21.61 to 15.74	8,160	1.60 to 1.20	2.11	4.88 to 4.46
	2013		577	20.60 to 15.07	10,740	1.60 to 1.20	0.68	17.86 to 17.39
	2012		601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67
	2011		408	15.72 to 15.72	6,412	1.20 to 1.20	2.20	-1.01 to -1.01
	2010		442	15.88 to 15.88	7,020	1.20 to 1.20	2.32	14.16 to 11.22

DWS Equity 500 Index (e)	2014		472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71
	2013		548	29.35 to 23.24	15,603	2.05 to 1.40	1.44	29.61 to 28.77
	2012		637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91
	2011		710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02 to -0.63
	2010		817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70 to 11.97

Equity-Income Trust Series I	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45
	2013		6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60
	2012		7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14
	2011		8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	-1.25 to -2.67
	2010		9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60 to 12.95

Equity-Income Trust Series II	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06
	2013		7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11
	2012		8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79
	2011		10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	-1.46 to -3.02
	2010		10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40 to 12.58

Financial Industries Trust Series I	2014	(l)	583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60
	2013		680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30
	2012		752	15.80 to 13.71	10,491	1.90 to 0.45	0.77	17.52 to 15.82
	2011		891	13.44 to 11.83	10,689	1.90 to 0.45	1.50	-9.92 to -11.21
	2010		1,177	14.92 to 13.33	15,858	1.90 to 0.45	0.30	11.75 to 10.14

Financial Industries Trust Series II	2014	(l)	933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22
	2013		1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84
	2012		1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42
	2011		1,537	14.42 to 14.36	19,380	2.05 to 0.45	1.33	-10.07 to - 11.49
	2010		1,906	16.29 to 15.96	27,065	2.05 to 0.45	0.13	11.50 to 9.73
Franklin Templeton Founding Allocation Trust Series I	2014		2,563	17.70 to 16.81	44,969	1.55 to 0.80	2.87	2.19 to 1.42
	2013		3,008	17.32 to 16.57	51,742	1.55 to 0.80	2.37	22.52 to 19.68
	2012		3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46
	2011		3,582	12.17 to 11.82	43,411	1.55 to 0.80	2.93	-2.19 to -2.92
	2010		3,738	12.44 to 12.17	46,366	1.55 to 0.80	3.90	9.78 to 8.96
Franklin Templeton Founding Allocation Trust Series II	2014		73,304	27.29 to 14.07	1,087,385	2.05 to 0.35	2.77	2.45 to 0.72
	2013		83,733	26.64 to 13.96	1,212,833	2.05 to 0.35	2.15	23.84 to 21.75
	2012		93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66
	2011		103,682	18.61 to 10.09	1,072,795	2.05 to 0.35	2.61	-2.05 to -3.70
	2010		116,260	18.99 to 10.48	1,242,478	2.05 to 0.35	3.52	10.05 to 8.20

Fundamental All Cap Core Trust Series II	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33
	2013		2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80
	2012		2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79
	2011		3,148	18.72 to 16.30	53,548	2.05 to 0.45	0.83	-2.73 to -4.27
	2010		3,600	19.24 to 17.02	63,655	2.05 to 0.45	0.92	18.68 to 16.80

Fundamental Large Cap Value Trust Series I	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53
	2013	(m)	1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

Fundamental Large Cap Value Trust Series II	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16
	2013		1,686	24.09 to 20.64	36,342	2.05 to 0.45	0.89	31.51 to 29.43
	2012		862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70
	2011		791	14.81 to 13.10	10,772	2.05 to 0.45	0.77	1.18 to -0.43
	2010		851	14.64 to 13.16	11,584	2.05 to 0.45	1.70	12.60 to 10.81

90

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Fundamental Value Trust Series I	2014	(o)	0	$24.54 to $21.00	$0	1.90% to 0.45%	1.83%	6.59% to 5.28%
	2013		14,209	23.02 to 19.95	287,534	1.90 to 0.45	1.25	32.92 to 31.01
	2012		16,631	17.32 to 15.23	255,769	1.90 to 0.45	0.88	12.87 to 11.24
	2011		19,834	15.34 to 13.69	272,913	1.90 to 0.45	0.76	-4.21 to -5.59
	2010		24,123	16.02 to 14.50	350,230	1.90 to 0.45	1.08	12.59 to 10.97

Fundamental Value Trust Series II	2014	(o)	0	26.11 to 24.60	0	2.05 to 0.45	1.59	6.40 to 4.96
	2013		11,329	24.54 to 23.43	235,907	2.05 to 0.45	1.05	32.60 to 30.50
	2012		14,454	18.50 to 17.96	229,708	2.05 to 0.45	0.71	12.67 to 10.87
	2011		16,833	16.42 to 16.20	240,692	2.05 to 0.45	0.60	-4.42 to -5.93
	2010		19,504	17.22 to 17.18	295,599	2.05 to 0.45	0.89	12.37 to 10.59

Global Allocation (e)	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05
	2013		44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40
	2012		45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06
	2011		52	25.90 to 15.28	816	1.90 to 1.40	1.83	-4.97 to -5.44
	2010		64	27.39 to 16.08	1,042	1.90 to 1.40	1.04	8.36 to 7.82

Global Bond Trust Series I	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36
	2013		1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	-5.84 to -7.20
	2012		1,983	27.21 to 24.02	61,078	1.90 to 0.45	7.02	6.55 to 5.00
	2011		2,268	25.54 to 22.88	66,430	1.90 to 0.45	6.23	8.59 to 7.03
	2010		2,708	23.52 to 21.37	74,034	1.90 to 0.45	3.36	9.81 to 8.23

Global Bond Trust Series II	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06
	2013		6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	-6.09 to -7.58
	2012		6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63
	2011		7,393	24.75 to 17.68	158,254	2.05 to 0.45	6.05	8.36 to 6.65
	2010		8,787	22.84 to 16.58	176,267	2.05 to 0.45	3.20	9.63 to 7.89

Global Trust Series I	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43
	2013		5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62
	2012		6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44
	2011		7,965	14.32 to 12.06	129,704	1.90 to 0.45	1.98	-6.42 to -7.76
	2010		8,540	15.30 to 13.08	153,628	1.90 to 0.45	1.54	7.28 to 5.73

Global Trust Series II	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78
	2013		1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18
	2012		1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03
	2011		1,747	15.68 to 15.59	24,513	2.05 to 0.45	1.77	-6.64 to -8.12
	2010		1,904	17.06 to 16.69	28,926	2.05 to 0.45	1.30	7.07 to 5.37

Health Sciences Trust Series I	2014		1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35
	2013		1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23
	2012		1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46
	2011		1,642	25.04 to 21.15	36,661	1.90 to 0.45	0.00	10.07 to 8.49
	2010		1,907	22.75 to 19.49	39,069	1.90 to 0.45	0.00	15.18 to 13.52

Health Sciences Trust Series II	2014		1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88
	2013		1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73
	2012		1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97
	2011		2,175	26.91 to 24.52	50,178	2.05 to 0.45	0.00	9.90 to 8.16
	2010		2,391	24.49 to 22.67	50,728	2.05 to 0.45	0.00	14.95 to 13.13

High Yield Trust Series I	2014		4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77
	2013		5,682	25.60 to 23.05	98,605	1.90 to 0.45	7.77	8.04 to 6.48
	2012		2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74
	2011		2,754	20.00 to 18.54	53,477	1.90 to 0.45	8.36	0.45 to -1.00
	2010		3,166	19.91 to 18.73	61,747	1.90 to 0.45	36.88	13.27 to 11.64

High Yield Trust Series II	2014		3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27
	2013		4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16
	2012		3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45
	2011		3,822	22.38 to 18.52	74,295	2.05 to 0.45	7.43	0.22 to -1.37
	2010		4,143	22.33 to 18.78	81,174	2.05 to 0.45	40.90	13.03 to 11.23

International Core Trust Series I	2014		1,371	18.27 to 16.71	23,157	1.90 to 0.45	3.42	-7.12 to -8.45
	2013		1,507	19.67 to 18.25	27,639	1.90 to 0.45	2.75	24.43 to 22.64
	2012		1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87
	2011		2,030	13.80 to 13.18	26,507	1.90 to 0.45	2.17	-9.98 to -11.28
	2010		2,397	15.33 to 14.86	35,236	1.90 to 0.45	1.83	9.09 to 7.52

International Core Trust Series II	2014		869	22.94 to 21.24	15,720	2.05 to 0.45	3.01	-7.33 to -8.80
	2013		1,069	25.15 to 22.92	20,858	2.05 to 0.45	2.56	24.22 to 22.25
	2012		1,164	20.58 to 18.45	18,648	2.05 to 0.45	2.50	14.31 to 12.48
	2011		1,466	18.29 to 16.14	20,647	2.05 to 0.45	1.98	-10.20 to -11.63
	2010		1,664	20.70 to 17.98	26,533	2.05 to 0.45	1.64	8.89 to 7.16

International Equity Index Trust B Series I	2014		1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41
	2013		1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40
	2012		1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69

International Equity Index Trust B Series II	2014		1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73
	2013		1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01
	2012		1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63

91

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Equity Index Trust B Series NAV	2014		1,264	$11.37 to $10.83	$14,176	2.05% to 1.40%	2.88%	-5.90% to -6.51%
	2013		1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21
	2012		1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36
	2011		2,029	9.21 to 8.95	18,586	2.05 to 1.40	3.35	-15.18 to -15.73
	2010		2,166	10.86 to 10.62	23,431	2.05 to 1.40	2.47	9.89 to 9.18

International Growth Stock Trust Series II	2014		1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03
	2013		1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46
	2012		1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71

International Small Company Trust Series I	2014		1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65
	2013		1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96
	2012		2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93
	2011		2,492	12.51 to 12.13	30,514	1.90 to 0.45	1.50	-16.60 to -17.80
	2010		3,157	15.00 to 14.76	46,829	1.90 to 0.45	2.62	22.15 to 20.40

International Small Company Trust Series II	2014		1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98
	2013		1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46
	2012		1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57
	2011		1,755	12.46 to 12.04	21,347	2.05 to 0.45	1.35	-16.80 to -18.12
	2010		2,060	14.97 to 14.70	30,456	2.05 to 0.45	2.50	21.90 to 19.97

International Value Trust Series I	2014		3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16
	2013		4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78
	2012		4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12
	2011		5,833	17.74 to 16.44	87,970	1.90 to 0.45	2.24	-13.24 to -14.49
	2010		6,982	20.45 to 19.23	123,081	1.90 to 0.45	1.90	7.50 to 5.95

International Value Trust Series II	2014		3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42
	2013		3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34
	2012		4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64
	2011		5,397	20.19 to 18.82	89,100	2.05 to 0.45	2.08	-13.38 to -14.75
	2010		6,119	23.68 to 21.72	118,156	2.05 to 0.45	1.70	7.28 to 5.58

Investment Quality Bond Trust Series I	2014		8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49
	2013		9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	-2.36 to -3.76
	2012		10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55
	2011		10,392	25.59 to 18.52	191,213	1.90 to 0.45	4.21	7.59 to 6.04
	2010		9,829	23.79 to 17.46	175,113	1.90 to 0.45	5.30	6.97 to 5.43

Investment Quality Bond Trust Series II	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13
	2013		5,354	21.47 to 16.22	95,946	2.05 to 0.45	3.47	-2.47 to -4.02
	2012		5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10
	2011		6,440	20.62 to 16.08	116,853	2.05 to 0.45	3.76	7.37 to 5.67
	2010		7,580	19.20 to 15.22	129,806	2.05 to 0.45	4.63	6.82 to 5.12

Lifestyle Aggressive MVP Series I	2014	(g)	3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51
	2013		4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33
	2012		4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41
	2011		5,510	15.42 to 14.44	84,681	1.90 to 0.45	1.65	-6.92 to -8.26
	2010		6,184	16.57 to 15.74	103,197	1.90 to 0.45	1.98	15.92 to 14.26

Lifestyle Aggressive MVP Series II	2014	(g)	5,900	26.12 to 25.77	127,277	2.05 to 0.45	2.39	0.84 to -0.76
	2013		7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87
	2012		8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06
	2011		10,061	18.38 to 17.76	154,321	2.05 to 0.45	1.51	-7.14 to -8.61
	2010		11,278	20.11 to 19.12	188,589	2.05 to 0.45	1.74	15.60 to 13.77

Lifestyle Aggressive Trust PS Series I	2014	(m)	56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Trust PS Series II	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08
	2013	(m)	2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24

Lifestyle Balanced MVP Series I	2014	(h)	28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33
	2013		33,735	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66
	2012		36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75
	2011		40,216	20.73 to 16.56	667,591	1.90 to 0.45	3.29	0.17 to -1.27
	2010		40,354	20.69 to 16.77	699,738	1.90 to 0.45	2.74	11.24 to 9.64

Lifestyle Balanced MVP Series II	2014	(h)	393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87
	2013		465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20
	2012		514,301	14.93 to 13.98	8,984,382	2.10 to 0.35	2.01	11.31 to 9.37
	2011		560,279	13.65 to 12.56	8,941,848	2.10 to 0.35	3.03	0.07 to -1.66
	2010		606,988	13.88 to 12.55	9,859,909	2.10 to 0.35	2.59	11.10 to 11.06

Lifestyle Balanced MVP Series NAV	2014	(h)	5	17.66 to 17.66	91	1.20 to 1.20	2.97	3.01 to 3.01
	2013		5	17.15 to 17.15	84	1.20 to 1.20	2.95	11.55 to 11.55
	2012		5	15.37 to 15.37	71	1.20 to 1.20	2.25	10.56 to 10.56
	2011		5	13.90 to 13.90	70	1.20 to 1.20	4.23	-0.53 to -0.53

Lifestyle Balanced Trust PS Series I	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96
	2013	(f)	11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06

Lifestyle Balanced Trust PS Series II	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60

92

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Balanced Trust PS Series II	2013		13,893	$12.65 to $12.63	$205,650	2.05% to 0.35%	2.05%	1.19% to 1.07%
	2012		12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34
	2011		5,516	12.43 to 12.15	67,247	2.00 to 0.80	4.84	-0.56 to -2.82

Lifestyle Conservative MVP Series I	2014	(i)	7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04
	2013		8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92
	2012		11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46
	2011		11,273	24.20 to 17.51	213,263	1.90 to 0.45	4.13	3.76 to 2.27
	2010		11,548	23.32 to 17.12	220,274	1.90 to 0.45	2.68	8.63 to 7.07

Lifestyle Conservative MVP Series II	2014	(i)	81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66
	2013		100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54
	2012		133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00
	2011		136,961	14.17 to 13.42	2,309,441	2.10 to 0.35	4.07	3.68 to 1.89
	2010		141,829	13.67 to 13.17	2,342,621	2.10 to 0.35	2.52	8.49 to 5.39

Lifestyle Conservative Trust PS Series I	2014	(m)	301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Trust PS Series II	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27
	2013		3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09
	2012		4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39
	2011		2,167	12.52 to 12.50	27,160	2.00 to 0.80	5.53	0.13 to -0.03

Lifestyle Growth MVP Series I	2014	(j)	30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24
	2013		35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10
	2012		37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71
	2011		37,273	18.23 to 15.52	565,281	1.90 to 0.45	2.69	-2.04 to -3.45
	2010		36,720	18.61 to 16.08	595,817	1.90 to 0.45	2.47	12.51 to 10.89

Lifestyle Growth MVP Series II	2014	(j)	555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08
	2013		666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61
	2012		708,897	15.33 to 13.43	11,862,337	2.10 to 0.35	1.63	13.19 to 11.21
	2011		737,881	13.78 to 11.87	11,115,623	2.10 to 0.35	2.46	-2.15 to -3.84
	2010		778,123	14.34 to 12.13	12,206,253	2.10 to 0.35	2.26	14.68 to 12.44

Lifestyle Growth MVP Series NAV	2014	(j)	36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06
	2013		36	18.63 to 18.63	680	1.20 to 1.20	2.58	17.96 to 17.96
	2012		36	15.79 to 15.79	576	1.20 to 1.20	2.48	12.54 to 12.54
	2011		11	14.03 to 14.03	150	1.20 to 1.20	3.35	-2.72 to -2.72

Lifestyle Growth Trust PS Series I	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17
	2013	(f)	192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69

Lifestyle Growth Trust PS Series II	2014		85,785	13.43 to 13.19	1,280,302	2.05 to 0.35	2.85	5.51 to 3.74
	2013		18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69
	2012		12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21
	2011		7,241	12.39 to 11.92	86,637	2.00 to 0.80	3.65	-0.89 to -4.63

Lifestyle Moderate MVP Series I	2014	(k)	10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96
	2013		11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15
	2012		13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57
	2011		14,027	22.23 to 16.88	250,835	1.90 to 0.45	3.53	1.87 to 0.41
	2010		14,332	21.82 to 16.81	265,027	1.90 to 0.45	2.70	10.06 to 8.47

Lifestyle Moderate MVP Series II	2014	(k)	124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51
	2013		145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69
	2012		162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19
	2011		172,998	13.60 to 13.44	2,801,218	2.10 to 0.35	3.36	1.78 to 0.02
	2010		182,151	13.59 to 13.20	2,947,542	2.10 to 0.35	2.53	10.01 to 8.75

Lifestyle Moderate Trust PS Series I	2014		267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91
	2013	(f)	7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73

Lifestyle Moderate Trust PS Series II	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47
	2013		5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81
	2012		5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37
	2011		2,737	12.48 to 12.31	33,824	2.00 to 0.80	4.78	-0.20 to -1.48

Mid Cap Index Trust Series I	2014		970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29
	2013		1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52
	2012		1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26
	2011		1,598	23.37 to 19.04	32,480	1.90 to 0.45	0.61	-2.69 to -4.09
	2010		1,987	24.01 to 19.85	41,949	1.90 to 0.45	1.06	25.42 to 23.61

Mid Cap Index Trust Series II	2014		2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90
	2013		2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06
	2012		2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91
	2011		3,634	21.75 to 20.96	67,846	2.05 to 0.45	0.45	-2.90 to -4.44
	2010		4,172	22.77 to 21.59	81,260	2.05 to 0.45	0.82	25.24 to 23.26

Mid Cap Stock Trust Series I	2014		6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98
	2013		7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25
	2012		8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90
	2011		10,034	18.41 to 17.97	146,328	1.90 to 0.45	0.00	-9.61 to -10.91
	2010		10,956	20.37 to 20.17	183,429	1.90 to 0.45	0.00	22.53 to 20.77

93

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Cap Stock Trust Series II	2014		2,735	$38.22 to $34.90	$85,015	2.05% to 0.45%	0.00%	7.34% to 5.63%
	2013		3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74
	2012		4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52
	2011		4,954	21.57 to 20.67	91,649	2.05 to 0.45	0.00	-9.80 to -11.23
	2010		5,660	23.92 to 23.28	117,687	2.05 to 0.45	0.00	22.25 to 20.32

Mid Value Trust Series I	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52
	2013		2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92
	2012		3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27
	2011		3,837	17.33 to 15.74	62,545	1.90 to 0.45	0.67	-5.35 to -6.71
	2010		4,754	18.31 to 16.87	82,548	1.90 to 0.45	2.00	15.64 to 13.97

Mid Value Trust Series II	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15
	2013		3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48
	2012		3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85
	2011		4,560	17.24 to 15.50	72,765	2.05 to 0.45	0.49	-5.46 to -6.96
	2010		5,481	18.24 to 16.66	93,544	2.05 to 0.45	1.80	15.27 to 13.44

Money Market Trust B Series NAV	2014		1,053	11.90 to 11.32	12,410	2.05 to 1.40	0.00	-1.39 to -2.03
	2013		1,342	12.07 to 11.55	16,055	2.05 to 1.40	0.01	-1.38 to -2.02
	2012		2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	-1.35 to -1.99
	2011		2,116	12.40 to 12.03	26,096	2.05 to 1.40	0.00	-1.30 to -1.94
	2010		2,097	12.57 to 12.27	26,236	2.05 to 1.40	0.05	-1.34 to -1.98

Money Market Trust Series I	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08
	2013		6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	-0.44 to -2.07
	2012		8,934	16.16 to 11.85	133,630	2.10 to 0.45	0.00	-0.44 to -2.08
	2011		11,391	16.23 to 12.10	172,109	2.10 to 0.45	0.00	-0.38 to -2.00
	2010		11,385	16.29 to 12.35	176,239	2.10 to 0.45	0.00	-0.45 to -1.22

Money Market Trust Series II	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03
	2013		33,503	12.37 to 11.48	403,055	2.05 to 0.35	0.00	-0.34 to -2.02
	2012		53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	-0.34 to -2.03
	2011		69,706	12.45 to 11.96	862,728	2.05 to 0.35	0.00	-0.28 to -1.95
	2010		65,835	12.49 to 12.20	826,856	2.05 to 0.35	0.00	-0.35 to -2.03

Mutual Shares Trust Series I	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64
	2013		13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	26.37 to 21.65
	2012		15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26
	2011		16,469	11.51 to 11.18	188,918	1.55 to 0.80	0.95	-1.73 to -2.46
	2010		14,733	11.72 to 11.47	172,166	1.55 to 0.80	2.97	10.63 to 9.80

Natural Resources Trust Series II	2014	(p)	0	35.38 to 29.43	0	2.05 to 0.45	1.27	-8.35 to -9.59
	2013		2,344	38.61 to 32.55	70,588	2.05 to 0.45	0.35	2.44 to 0.81
	2012		3,042	37.69 to 32.29	88,915	2.05 to 0.45	0.55	-0.23 to -1.82
	2011		3,724	37.77 to 32.89	112,991	2.05 to 0.45	0.29	-20.73 to -21.99
	2010		4,484	47.65 to 42.16	174,979	2.05 to 0.45	0.42	14.36 to 12.54

PIMCO All Asset (e)	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80
	2013		1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	-0.55 to -2.13
	2012		1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31
	2011		1,756	18.82 to 16.65	30,376	2.05 to 0.45	6.52	1.20 to -0.40
	2010		1,850	18.60 to 16.72	31,947	2.05 to 0.45	7.07	12.20 to 10.42

Real Estate Securities Trust Series I	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25
	2013		1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	-0.55 to -1.98
	2012		1,243	37.21 to 32.30	46,030	1.90 to 0.45	1.67	16.73 to 15.04
	2011		1,504	31.88 to 28.08	48,039	1.90 to 0.45	1.38	8.97 to 7.41
	2010		1,872	29.26 to 26.14	55,339	1.90 to 0.45	1.84	28.62 to 26.77

Real Estate Securities Trust Series II	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86
	2013		1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	-0.83 to -2.40
	2012		2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70
	2011		2,549	30.03 to 25.14	65,291	2.05 to 0.45	1.23	8.75 to 7.02
	2010		3,033	27.62 to 23.49	72,145	2.05 to 0.45	1.63	28.29 to 26.26

Real Return Bond Trust Series II	2014		1,885	20.07 to 16.65	33,242	2.05 to 0.45	2.72	4.07 to 2.41
	2013		2,358	19.29 to 16.26	40,384	2.05 to 0.45	2.22	-9.83 to -11.26
	2012		3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37
	2011		3,909	19.79 to 17.23	70,205	2.05 to 0.45	3.61	11.36 to 9.60
	2010		4,727	17.77 to 15.72	77,016	2.05 to 0.45	10.80	8.18 to 6.46

Science & Technology Trust Series I	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77
	2013		4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83
	2012		5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36
	2011		6,739	13.64 to 10.36	84,728	1.90 to 0.45	0.00	-8.16 to -9.48
	2010		8,374	14.85 to 11.45	113,408	1.90 to 0.45	0.00	24.05 to 22.27

Science & Technology Trust Series II	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41
	2013		1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36
	2012		2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98
	2011		2,616	18.45 to 18.19	40,402	2.05 to 0.45	0.00	-8.39 to -9.84
	2010		3,165	20.46 to 19.86	53,799	2.05 to 0.45	0.00	23.83 to 21.86

94

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Short Term Government Income Trust Series I	2014	3,108	$13.00 to $12.15	$38,733	1.90% to 0.45%	1.96%	0.69% to -0.76%
	2013	3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	-1.31 to -2.73
	2012	4,333	13.08 to 12.59	55,470	1.90 to 0.45	1.55	0.75 to -0.71
	2011	5,231	12.99 to 12.68	66,861	1.90 to 0.45	2.24	2.31 to 0.84
	2010	6,422	12.69 to 12.57	81,022	1.90 to 0.45	1.41	1.55 to 0.57

Short Term Government Income Trust Series II	2014	2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10
	2013	3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	-1.51 to -3.07
	2012	4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to -1.05
	2011	5,381	12.95 to 12.60	68,363	2.05 to 0.45	2.31	2.10 to 0.49
	2010	5,947	12.68 to 12.54	74,874	2.05 to 0.45	1.24	1.43 to 0.34

Small Cap Growth Trust Series I	2014	31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92
	2013	31	20.46 to 19.57	629	1.55 to 0.80	0.00	41.87 to 34.84
	2012	37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67
	2011	34	12.39 to 12.03	425	1.55 to 0.80	0.00	-7.56 to -8.25
	2010	15	13.40 to 13.11	203	1.55 to 0.80	0.00	21.10 to 20.20

Small Cap Growth Trust Series II	2014	1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16
	2013	1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88
	2012	1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92
	2011	1,815	18.29 to 16.44	29,743	2.05 to 0.45	0.00	-7.43 to -8.90
	2010	1,880	19.76 to 18.04	33,604	2.05 to 0.45	0.00	21.16 to 19.24

Small Cap Index Trust Series I	2014	556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62
	2013	638	29.24 to 25.89	16,350	1.90 to 0.45	1.45	38.00 to 36.01
	2012	698	21.19 to 19.03	13,101	1.90 to 0.45	1.90	15.58 to 13.90
	2011	867	18.33 to 16.71	14,214	1.90 to 0.45	1.08	-4.93 to -6.30
	2010	1,068	19.29 to 17.83	18,602	1.90 to 0.45	0.51	25.80 to 23.99

Small Cap Index Trust Series II	2014	1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29
	2013	2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54
	2012	2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46
	2011	3,112	19.84 to 18.67	52,726	2.05 to 0.45	0.91	-5.07 to -6.57
	2010	3,570	21.23 to 19.67	64,425	2.05 to 0.45	0.28	25.53 to 23.54

Small Cap Opportunities Trust Series I	2014	1,508	37.30 to 31.50	49,883	1.90 to 0.45	0.05	1.92 to 0.46
	2013	1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52
	2012	999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63
	2011	1,177	22.55 to 19.89	24,200	1.90 to 0.45	0.09	-3.60 to -4.98
	2010	1,570	23.39 to 20.93	33,857	1.90 to 0.45	0.00	29.09 to 27.23

Small Cap Opportunities Trust Series II	2014	1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06
	2013	1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09
	2012	1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24
	2011	1,418	22.25 to 19.37	27,349	2.05 to 0.45	0.06	-3.76 to -5.28
	2010	1,697	23.12 to 20.45	34,524	2.05 to 0.45	0.00	28.76 to 26.72

Small Cap Value Trust Series I	2014	30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53
	2013	30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45
	2012	34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91
	2011	35	15.65 to 15.20	541	1.55 to 0.80	0.92	0.24 to -0.51
	2010	27	15.61 to 15.28	416	1.55 to 0.80	0.40	25.10 to 24.16

Small Cap Value Trust Series II	2014	1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79
	2013	1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31
	2012	1,814	22.26 to 19.69	36,243	2.05 to 0.45	0.59	14.98 to 13.15
	2011	2,404	19.36 to 17.40	42,339	2.05 to 0.45	0.58	0.39 to -1.20
	2010	2,769	19.28 to 17.61	49,174	2.05 to 0.45	0.15	25.36 to 23.38

Small Company Value Trust Series I	2014	1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78
	2013	1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14
	2012	2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10
	2011	2,555	26.76 to 22.42	61,601	1.90 to 0.45	0.53	-1.37 to -2.79
	2010	3,138	27.13 to 23.07	77,464	1.90 to 0.45	1.34	20.81 to 19.08

Small Company Value Trust Series II	2014	1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15
	2013	2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74
	2012	2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74
	2011	3,365	22.22 to 21.81	66,734	2.05 to 0.45	0.36	-1.64 to -3.20
	2010	3,908	22.59 to 22.53	79,850	2.05 to 0.45	1.16	20.61 to 18.70

Strategic Income Opportunities Trust Series I	2014	2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08
	2013	2,443	23.22 to 20.19	51,409	1.90 to 0.45	5.33	3.35 to 1.86
	2012	2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72
	2011	3,257	20.00 to 17.90	60,232	1.90 to 0.45	9.99	1.57 to 0.11
	2010	4,069	19.69 to 17.88	74,818	1.90 to 0.45	7.29	1.76 to 1.53

Strategic Income Opportunities Trust Series II	2014	2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71
	2013	2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50
	2012	3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31
	2011	3,621	19.96 to 17.66	64,718	2.05 to 0.45	9.94	1.43 to -0.18
	2010	4,426	19.68 to 17.69	78,798	2.05 to 0.45	20.62	15.00 to 13.18

Total Bond Market Trust B Series II	2014	5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69

95

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Bond Market Trust B Series II	2013	6,319	$12.07 to $11.85	$75,350	2.10% to 0.45%	2.54%	-3.21% to -4.79%
	2012	11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	-0.20 to -0.47

Total Bond Market Trust B Series NAV	2014	9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43
	2013	11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	-3.22 to -3.94
	2012	10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	-0.24 to -0.36

Total Return Trust Series I	2014	5,260	28.01 to 20.17	120,418	1.90 to 0.45	3.26	4.26 to 2.76
	2013	6,065	26.87 to 19.63	134,680	1.90 to 0.45	2.88	-2.47 to -3.87
	2012	7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43
	2011	8,767	25.51 to 19.18	189,221	1.90 to 0.45	4.10	3.45 to 1.96
	2010	11,096	24.66 to 18.81	234,959	1.90 to 0.45	2.38	7.16 to 5.62

Total Return Trust Series II	2014	7,250	22.91 to 17.16	138,687	2.05 to 0.45	2.94	3.99 to 2.34
	2013	9,213	22.03 to 16.77	173,637	2.05 to 0.45	2.62	-2.67 to -4.21
	2012	12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08
	2011	14,095	21.00 to 16.50	261,575	2.05 to 0.45	3.93	3.24 to 1.61
	2010	17,037	20.34 to 16.24	310,049	2.05 to 0.45	2.14	6.92 to 5.23

Total Stock Market Index Trust Series I	2014	888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37
	2013	835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89
	2012	875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32
	2011	940	13.70 to 13.23	11,170	1.90 to 0.45	1.19	-0.17 to -1.61
	2010	1,105	13.92 to 13.25	13,295	1.90 to 0.45	1.30	16.67 to 14.99

Total Stock Market Index Trust Series II	2014	1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04
	2013	1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39
	2012	1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87
	2011	2,152	17.27 to 17.27	33,256	2.05 to 0.45	1.00	-0.29 to -1.87
	2010	2,547	17.60 to 17.32	39,945	2.05 to 0.45	1.07	16.36 to 14.52

U.S. Equity Trust Series I	2014	6,093	18.07 to 17.38	107,450	1.90 to 0.45	1.40	10.53 to 8.94
	2013	7,022	16.35 to 15.96	113,145	1.90 to 0.45	1.60	27.65 to 25.82
	2012	8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45

U.S. Equity Trust Series II	2014	404	17.98 to 17.22	7,037	2.05 to 0.45	1.24	10.27 to 8.52
	2013	490	16.30 to 15.87	7,840	2.05 to 0.45	1.40	27.50 to 25.48
	2012	576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18

Ultra Short Term Bond Trust Series I	2014	728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56
	2013	806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	-0.86 to -1.60
	2012	588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	-0.27 to -1.02
	2011	255	12.39 to 12.27	3,160	1.55 to 0.80	2.66	-0.67 to -1.41
	2010	54	12.47 to 12.44	677	1.55 to 0.80	1.41	-0.20 to -0.47

Ultra Short Term Bond Trust Series II	2014	17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38
	2013	15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	-0.61 to -2.34
	2012	9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to -1.73
	2011	10,258	12.42 to 12.12	125,370	2.10 to 0.35	1.98	-0.43 to -2.15
	2010	2,854	12.47 to 12.38	35,418	2.10 to 0.35	1.17	-0.23 to -0.95

Utilities Trust Series I	2014	650	35.09 to 33.07	19,899	1.90 to 0.45	2.93	12.08 to 10.47
	2013	706	31.31 to 29.94	19,526	1.90 to 0.45	1.93	20.02 to 18.30
	2012	820	26.09 to 25.31	19,070	1.90 to 0.45	3.54	13.14 to 11.50
	2011	987	23.06 to 22.70	20,484	1.90 to 0.45	3.51	6.17 to 4.65
	2010	1,163	21.72 to 21.69	22,951	1.90 to 0.45	2.23	13.41 to 11.78

Utilities Trust Series II	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13
	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91
	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05
	2011	819	35.01 to 31.60	25,253	2.05 to 0.45	3.47	6.10 to 4.42
	2010	908	32.99 to 30.27	26,637	2.05 to 0.45	2.11	13.11 to 11.32

Value Opportunities (e)	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09
	2013	84	97.54 to 25.03	4,387	1.90 to 1.40	0.37	40.22 to 39.52
	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17
	2011	111	62.26 to 16.14	3,696	1.90 to 1.40	0.22	-3.90 to -4.38
	2010	143	64.78 to 16.88	4,893	1.90 to 1.40	0.36	26.71 to 26.08

Value Trust Series I	2014	2,627	42.42 to 30.53	88,765	1.90 to 0.45	0.45	9.33 to 7.76
	2013	3,191	38.80 to 28.33	99,907	1.90 to 0.45	0.78	34.79 to 32.85
	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20
	2011	4,433	24.63 to 18.51	88,764	1.90 to 0.45	1.06	0.53 to -0.92
	2010	5,104	24.50 to 18.68	104,428	1.90 to 0.45	0.98	21.67 to 19.92

Value Trust Series II	2014	920	39.01 to 37.60	28,391	2.05 to 0.45	0.26	9.12 to 7.39
	2013	1,099	36.33 to 34.46	31,853	2.05 to 0.45	0.62	34.50 to 32.36
	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79
	2011	1,384	23.91 to 21.96	26,358	2.05 to 0.45	0.84	0.38 to -1.21
	2010	1,628	24.20 to 21.88	31,318	2.05 to 0.45	0.77	21.41 to 19.49

96

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.

(g)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

(h)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

(i)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.

(j)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

(k)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

(l)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

(m)	Sub-account available in prior year but no activity.

(n)	Terminated as an investment option and funds transferred to Bond Trust on November 10, 2014.

(o)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(p)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

97

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Notes to Financial Statements — (continued)

December 31, 2014

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

98

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes become effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets, including the assets of Separate Account A and (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1) (i)	Form of Resolution of the Board of Directors of North American Security Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement filed January 2, 2002 (the “Pre-effective Amendment”).

(2)	Agreements for custody of securities and similar investments—NOT APPLICABLE.

(3) (i)	Underwriting Agreement dated August 10, 1995—Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4) (i)	Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Previously filed as Exhibit (b)(4) (i) to the initial registration statement on Form N-4 (file no. 333-59168) filed April 18, 2001.

(ii)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(iii)	Form of Specimen Income Plus for Life—Joint Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(iv)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(v)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(vi)	Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(vii)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(viii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(ix)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(x)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(xi)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(5) (i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

(ii)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98)—Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture III (APPVENIII0507), incorporated by reference to Exhibit 24(b)(5)(iii) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-70850, filed on June 13, 2008.

(6) (i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(ii)	Certificate of Amendment of Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Form N-4. File No. 333-70728, filed May 1, 2007.

(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7) (i)	Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997—Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

(ii)	Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

(iii)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(iv)	Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

(v)	Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000.—Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.

i	Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the “Post-Effective Amendment No. 1”).

ii	Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

iii	Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

(vi)	Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.

(vii)	Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

(viii)	Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(ix)	Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(i) (A)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(B)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(ii) (A)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii) (A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(D)	Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

(E)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

(F)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

(G)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to the Pre-Effective Amendment.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule—NOT APPLICABLE.

(15)	(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen.—incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment 21 to this Registration Statement, File No. 333-70850, filed on May 3, 2010.

(ii)	Power of Attorney for Steven Finch, Incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 22 to this Registration Statement, File No. 333-70850, filed August 2, 2010.

(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 24 to this Registration Statement, filed on May 2, 2011.

(iv)	Power of Attorney for Marianne Harrison. Incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 26 to this Registration Statement, File No. 333-70850, filed on April 30, 2012.

(v)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 28 to this Registration Statement, File No. 333-70850, filed on April 26, 2013.

(vi)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(vi) to Post-Effective Amendment No. 30 to this Registration Statement, File No. 333-70850, filed on April 28, 2014.

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
John C.S. Anderson	Senior Vice President
Andrew G. Arnott*	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
William Ball	Vice President
William D. Bertrand	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Rick A. Carlson*	Vice President
Brian Collins†	Vice President
Paul M. Crowley	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Gerald C. Hanrahan, Jr.	Vice President
Richard Harris**	Vice President and Appointed Actuary

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jeffrey Packard***	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Susan Simi	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President
Henry Wong***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Leo Zerilli*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2014 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership(3) (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.7%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2014 For External Use (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated. Indirect Control Direct Control

Item 27. Number of Contract Owners.

As of March 31, 2015, there were 95,139 qualified contracts and 61,391 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch***, James C.Hoodlet***, George Revoir*, Alan Seghezzi***, and Christopher Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c) None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

None.

Item 32. Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4.

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 27th day of April, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 27th day of April, 2015.

Signature	Title

/s/ Craig Bromley Craig Bromley	Chairman and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

*	Director
Paul M. Connolly

* Michael Doughty	Director

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm